Exhibit 4.1

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

                                    Depositor


                        NEW CENTURY MORTGAGE CORPORATION

                          Master Servicer and Servicer


                         OPTION ONE MORTGAGE CORPORATION

                                    Servicer


                          FIRSTAR BANK MILWAUKEE, N.A.

                                     Trustee


                                       and


                         U.S. BANK NATIONAL ASSOCIATION

                               Trust Administrator

                    -----------------------------------------

                         POOLING AND SERVICING AGREEMENT
                          Dated as of December 1, 1998

                    -----------------------------------------


                       Mortgage Pass-Through Certificates

                                 Series 1998-NC7

                                                 TABLE OF CONTENTS

         SECTION                                                                                               PAGE
         -------                                                                                               ----

                                                     ARTICLE I

                                                    DEFINITIONS

         1.01.    Defined Terms...................................................................................5
                  Accepted Servicing Practices....................................................................5
                  Accrued Certificate Interest....................................................................5
                  Administration .................................................................................5
                  Administration .................................................................................5
                  Affiliate.......................................................................................6
                  Agreement.......................................................................................6
                  Annual Loss Percentage..........................................................................6
                  Assignment......................................................................................6
                  Available Distribution Amount...................................................................6
                  Balloon Loan....................................................................................7
                  Balloon Payment.................................................................................7
                  Bankruptcy Code.................................................................................7
                  Bankruptcy Loss.................................................................................7
                  Book-Entry Certificate..........................................................................7
                  Book-Entry Custodian............................................................................7
                  Business Day....................................................................................7
                  Cash-Out Refinancing............................................................................7
                  Certificate.....................................................................................8
                  Certificate Factor..............................................................................8
                  Certificate Insurer.............................................................................8
                  Certificate Insurer Default.....................................................................8
                  Certificate Insurer Premium.....................................................................9
                  Certificate Insurer Premium Rate................................................................9
                  Certificateholder" or "Holder...................................................................9
                  Certificate Owner...............................................................................9
                  Certificate Principal Balance...................................................................9
                  Certificate Register............................................................................9
                  Class    .......................................................................................9
                  Certificate....................................................................................10
                  Class A-1 Certificate..........................................................................10
                  Class A-2 Certificate..........................................................................10
                  Class A-3 Certificate..........................................................................10
                  Class A-4 Certificate..........................................................................10
                  Class A-5 Certificate..........................................................................10
                  Class A-6 Certificate..........................................................................10
                  Class A-7 Certificate..........................................................................10

                                                        -i-




         SECTION                                                                                               PAGE
         -------                                                                                               ----

                  Class CE Certificate...........................................................................10
                  Class P Certificate............................................................................11
                  Class R-I Certificate..........................................................................11
                  Class R-II Certificate.........................................................................11
                  Class R-III Certificates.......................................................................11
                  Closing Date...................................................................................11
                  Code     ......................................................................................11
                  Collection Account.............................................................................11
                  Commission.....................................................................................11
                  Corporate Trust Office.........................................................................11
                  Corresponding Certificate......................................................................12
                  Cumulative Insurance Payments..................................................................12
                  Cumulative Loss Percentage.....................................................................12
                  Cut-off Date...................................................................................12
                  Debt Service Reduction.........................................................................12
                  Deficiency Amount..............................................................................12
                  Deficiency Event...............................................................................13
                  Deficient Valuation............................................................................13
                  Definitive Certificates........................................................................13
                  Deleted Mortgage Loan..........................................................................13
                  Delinquency Percentage.........................................................................13
                  Depositor......................................................................................13
                  Depository.....................................................................................13
                  Depository Institution.........................................................................13
                  Depository Participant.........................................................................14
                  Determination Date.............................................................................14
                  Directly Operate...............................................................................14
                  Disqualified Organization......................................................................14
                  Distribution Account...........................................................................14
                  Distribution Date..............................................................................15
                  Due Date ......................................................................................15
                  Due Period.....................................................................................15
                  Eligible Account...............................................................................15
                  ERISA    ......................................................................................15
                  Estate in Real Property........................................................................15
                  Excess Overcollateralized Amount...............................................................15
                  Expense Account................................................................................15
                  Expense Adjusted Mortgage Rate.................................................................15
                  Fannie Mae.....................................................................................15
                  FDIC     ......................................................................................15
                  Final Recovery Determination...................................................................15
                  Freddie Mac....................................................................................16
                  Guaranteed Distribution........................................................................16

                                                        -ii-




         SECTION                                                                                               PAGE
         -------                                                                                               ----

                  Independent....................................................................................16
                  Independent Contractor.........................................................................16
                  Initial Deposit................................................................................16
                  Insurance Agreement............................................................................16
                  Insurance Payment..............................................................................17
                  Insurance Proceeds.............................................................................17
                  Interest Accrual Period........................................................................17
                  Interest Distribution Amount...................................................................17
                  Late Collections...............................................................................17
                  Liquidation Event..............................................................................17
                  Liquidation Proceeds...........................................................................17
                  Loan-to-Value Ratio............................................................................18
                  Lockout Certificates...........................................................................18
                  Lockout Certificate Percentage.................................................................18
                  Lockout Distribution Percentage................................................................18
                  Majority Class CE Certificateholder............................................................18
                  Master Servicer................................................................................18
                  Servicing Fee..................................................................................18
                  Servicing Fee Rate.............................................................................18
                  Maximum I-LT9 Uncertificated Interest Deferral Amount..........................................19
                  Monthly Payment................................................................................19
                  Moody's  ......................................................................................19
                  Mortgage ......................................................................................19
                  Mortgage File..................................................................................19
                  Mortgage Loan..................................................................................19
                  Mortgage Loan Purchase Agreements..............................................................19
                  Mortgage Loan Schedule.........................................................................19
                  Mortgage Note..................................................................................22
                  Mortgage Pool..................................................................................22
                  Mortgage Rate..................................................................................22
                  Mortgaged Property.............................................................................22
                  Mortgagor......................................................................................22
                  Net Monthly Excess Cashflow....................................................................22
                  Net Monthly Excess Spread......................................................................22
                  Net Mortgage Rate..............................................................................22
                  Net WAC Pass-Through Rate......................................................................22
                  New Century....................................................................................23
                  New Lease......................................................................................23
                  Nonrecoverable P&I Advance.....................................................................23
                  Nonrecoverable Servicing Advance...............................................................23
                  Non-United States Person.......................................................................23
                  Notional Amount................................................................................23
                  Officers' Certificate..........................................................................23

                                                       -iii-




         SECTION                                                                                               PAGE
         -------                                                                                               ----

                  Opinion of Counsel.............................................................................23
                  Option One.....................................................................................23
                  Mortgage Loan..................................................................................24
                  Overcollateralized Amount......................................................................24
                  Overcollateralization Deficiency Amount........................................................24
                  Overcollateralization Increase Amount..........................................................24
                  Overcollateralization Reduction Amount.........................................................24
                  Percentage"....................................................................................24
                  Ownership Interest.............................................................................24
                  Pass-Through Rate..............................................................................24
                  Percentage Interest............................................................................26
                  Permitted Investments..........................................................................27
                  Permitted Transferee...........................................................................28
                  Person   ......................................................................................28
                  P&I Advance....................................................................................28
                  Plan     ......................................................................................28
                  Policy   ......................................................................................28
                  Policy Payments Account........................................................................28
                  Premium Supplement.............................................................................28
                  Prepayment Assumption..........................................................................28
                  Prepayment Charge..............................................................................29
                  Prepayment Charge Schedule.....................................................................29
                  Prepayment Interest Shortfall..................................................................29
                  Prepayment Period..............................................................................29
                  Principal Distribution Amount..................................................................29
                  Principal Prepayment...........................................................................30
                  Purchase Price.................................................................................31
                  Qualified Substitute Mortgage Loan.............................................................31
                  Rate/Term Refinancing..........................................................................32
                  Rating Agency or Rating Agencies...............................................................32
                  Realized Loss..................................................................................32
                  Record Date....................................................................................33
                  Refinanced Mortgage Loan.......................................................................34
                  Regular Certificate............................................................................34
                  Regular Interest...............................................................................34
                  Relief Act.....................................................................................34
                  Relief Act Interest Shortfall..................................................................34
                  REMIC    ......................................................................................34
                  REMIC I  ......................................................................................34
                  REMIC I Interest Loss Allocation Amount........................................................34
                  REMIC I Overcollateralized Amount..............................................................35
                  REMIC I Principal Loss Allocation Amount.......................................................35
                  REMIC I Regular Interest.......................................................................35

                                                        -iv-




         SECTION                                                                                               PAGE
         -------                                                                                               ----

                  REMIC I Regular Interest I-LT1.................................................................35
                  REMIC I Regular Interest I-LT2.................................................................35
                  REMIC I Regular Interest I-LT3.................................................................35
                  REMIC I Regular Interest I-LT4.................................................................36
                  REMIC I Regular Interest I-LT5.................................................................36
                  REMIC I Regular Interest I-LT6.................................................................36
                  REMIC I Regular Interest I-LT7.................................................................36
                  REMIC I Regular Interest I-LT8.................................................................36
                  REMIC I Regular Interest I-LT9.................................................................36
                  REMIC I Regular Interest I-LTP.................................................................37
                  REMIC I Remittance Rate........................................................................37
                  REMIC I Required Overcollateralized Amount.....................................................37
                  REMIC II ......................................................................................37
                  REMIC II Regular Interest......................................................................37
                  REMIC II Regular Interest II-LT1...............................................................37
                  REMIC II Regular Interest II-LT2...............................................................37
                  REMIC II Regular Interest II-LT3...............................................................37
                  REMIC II Regular Interest II-LT4...............................................................38
                  REMIC II Regular Interest II-LT5...............................................................38
                  REMIC II Regular Interest II-LT6...............................................................38
                  REMIC II Regular Interest II-LT7...............................................................38
                  REMIC II Regular Interest II-LT8...............................................................38
                  REMIC II Regular Interest II-LT9"..............................................................38
                  REMIC II Regular Interest II-LTP...............................................................39
                  REMIC II Regular Interest II-LT2S..............................................................39
                  REMIC II Regular Interest II-LT3S..............................................................39
                  REMIC II Regular Interest II-LT4S..............................................................39
                  REMIC II Regular Interest II-LT5S..............................................................39
                  REMIC II Regular Interest II-LT6S..............................................................39
                  REMIC II Regular Interest II-LT7S..............................................................39
                  REMIC II Regular Interest II-LT8S..............................................................39
                  REMIC II Remittance Rate.......................................................................39
                  REMIC III......................................................................................40
                  REMIC III Certificate..........................................................................40
                  REMIC III Certificateholder....................................................................40
                  Remittance Report..............................................................................40
                  Rents from Real Property.......................................................................40
                  REO Account....................................................................................40
                  REO Disposition................................................................................40
                  REO Imputed Interest...........................................................................41
                  REO Principal Amortization.....................................................................41
                  REO Property...................................................................................41
                  Request for Release............................................................................41

                                                        -v-




         SECTION                                                                                               PAGE
         -------                                                                                               ----

                  Required Overcollateralized Amount.............................................................41
                  Residential Dwelling...........................................................................41
                  Residual Certificate...........................................................................42
                  Residual Interest..............................................................................42
                  Responsible Officer............................................................................42
                  Rolling Delinquency Percentage.................................................................42
                  Scheduled Principal Balance....................................................................42
                  Seller   ......................................................................................43
                  Servicer Prepayment Charge Payment Amount......................................................43
                  Servicers......................................................................................43
                  Servicer Event of Default......................................................................43
                  Servicer Remittance Date.......................................................................43
                  Servicing Account..............................................................................43
                  Servicing Advances.............................................................................43
                  Servicing Fee..................................................................................44
                  Servicing Fee Rate.............................................................................44
                  Servicing Officer..............................................................................44
                  Single Certificate.............................................................................44
                  Spread Squeeze Condition.......................................................................44
                  Spread Squeeze Overcollateralization Increase Amount...........................................44
                  Spread Squeeze Percentage......................................................................45
                  S&P      ......................................................................................45
                  Startup Day....................................................................................45
                  Stated Principal Balance.......................................................................45
                  Stayed Funds...................................................................................45
                  Step Down Cumulative Loss Test.................................................................46
                  Step Down Rolling Delinquency Test.............................................................46
                  Step Down Rolling Loss Test....................................................................46
                  Step Down Trigger".............................................................................46
                  Stepped Down Required Overcollateralized Percentage............................................46
                  Step Up Cumulative Loss Test"..................................................................46
                  Step Up Rolling Delinquency Test...............................................................47
                  Step Up Rolling Loss Test".....................................................................47
                  Step Up Spread Squeeze Test"...................................................................47
                  Step Up Trigger................................................................................47
                  Sub-Servicer...................................................................................47
                  Sub-Servicing Account..........................................................................47
                  Sub-Servicing Agreement........................................................................47
                  Substitution Shortfall Amount".................................................................47
                  Tax Returns....................................................................................47
                  Termination Price..............................................................................47
                  Terminator.....................................................................................47
                  Transfer ......................................................................................48

                                                        -vi-




         SECTION                                                                                               PAGE
         -------                                                                                               ----

                  Transferee.....................................................................................48
                  Transferor.....................................................................................48
                  Trust Administrator............................................................................48
                  Trust Fund.....................................................................................48
                  Trustee  ......................................................................................48
                  Uncertificated Balance.........................................................................48
                  Uncertificated Corresponding Component.........................................................48
                  Uncertificated Interest........................................................................49
                  Uncertificated Notional Amount.................................................................49
                  Uninsured Cause................................................................................49
                  United States Person...........................................................................49
                  Value    ......................................................................................50
                  Voting Rights..................................................................................51
         1.02.    Allocation of Certain Interest Shortfalls......................................................51

                                                     ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

         2.01.    Conveyance of the Mortgage Loans...............................................................53
         2.02.    Acceptance of REMIC I by Trustee...............................................................55
         2.03.    Repurchase or Substitution of Mortgage Loans by the Originators, the
                  Seller or the Depositor........................................................................57
         2.04.    Representations and Warranties of the Depositor................................................60
         2.05.    Representations, Warranties and Covenants of the Servicers.....................................62
         2.06.    Issuance of the Class R-I Certificates.........................................................65
         2.07.    Conveyance of the REMIC I Regular Interests; Acceptance of REMIC II by
                  the Trustee....................................................................................66
         2.08.    Issuance of Class R-II Certificates............................................................66
         2.09.    Conveyance of REMIC II Regular Interests; Acceptance of REMIC III by
                  the Trustee....................................................................................66
         2.10.    Issuance of REMIC III Certificates.............................................................67


                                                    ARTICLE III

                                            ADMINISTRATION AND SERVICING
                                               OF THE MORTGAGE LOANS

         3.01.    Servicers to Act as Servicers..................................................................68
         3.02.    Sub-Servicing Agreements Between Servicer and Sub-Servicers....................................70
         3.03.    Successor Sub-Servicers........................................................................72

                                                       -vii-




         SECTION                                                                                               PAGE
         -------                                                                                               ----

         3.04.    Liability of the Servicer......................................................................72
         3.05.    No Contractual Relationship Between Sub-Servicers and the Trust
                  Administrator, the Trustee or Certificateholders...............................................72
         3.06.    Assumption or Termination of Sub-Servicing Agreements by Trust
                  Administrator..................................................................................73
         3.07.    Collection of Certain Mortgage Loan Payments...................................................73
         3.08.    Sub-Servicing Accounts.........................................................................74
         3.09.    Collection of Taxes, Assessments and Similar Items; Servicing Accounts.........................74
         3.10.    Collection Account and Distribution Account....................................................75
         3.11.    Withdrawals from the Collection Account and Distribution Account...............................78
         3.12.    Investment of Funds in the Collection Account, the Expense Account and
                  the Distribution Account.......................................................................80
         3.13.    [intentionally omitted]........................................................................81
         3.14.    Maintenance of Hazard Insurance and Errors and Omissions and Fidelity
                  Coverage.......................................................................................81
         3.15.    Enforcement of Due-On-Sale Clauses; Assumption Agreements......................................83
         3.16.    Realization Upon Defaulted Mortgage Loans......................................................84
         3.17.    Trustee and Trust Administrator to Cooperate; Release of Mortgage File.........................86
         3.18.    Servicing Compensation.........................................................................88
         3.19.    Reports to the Trust Administrator and the Trustee; Collection Account
                  Statements.....................................................................................89
         3.20.    Statement as to Compliance.....................................................................89
         3.21.    Independent Public Accountants' Servicing Report...............................................89
         3.22.    Access to Certain Documentation................................................................90
         3.23.    Title, Management and Disposition of REO Property..............................................90
         3.24.    Obligations of the Servicer in Respect of Prepayment Interest Shortfall........................93
         3.25.    Expense Account................................................................................94
         3.26.    Obligations of the Servicer in Respect of Mortgage Rates and Monthly
                  Payments.......................................................................................94
         3.27.    Solicitations..................................................................................94

                                                     ARTICLE IV

                                           PAYMENTS TO CERTIFICATEHOLDERS

         4.01.    Distributions..................................................................................96
         4.02.    Statements to Certificateholders..............................................................102
         4.03.    Remittance Reports; P&I Advances..............................................................105
         4.04.    Allocation of Realized Losses.................................................................107
         4.05.    Compliance with Withholding Requirements......................................................109
         4.06.    Exchange Commission; Additional Information...................................................109


                                                       -viii-




         SECTION                                                                                               PAGE
         -------                                                                                               ----

                                                     ARTICLE V

                                                  THE CERTIFICATES

         5.01.    The Certificates..............................................................................111
         5.02.    Registration of Transfer and Exchange of Certificates.........................................113
         5.03.    Mutilated, Destroyed, Lost or Stolen Certificates.............................................117
         5.04.    Persons Deemed Owners.........................................................................118
         5.05.    Certain Available Information.................................................................118

                                                     ARTICLE VI

                                          THE DEPOSITOR AND THE SERVICERS

         6.01.    Liability of the Depositor and the Servicers..................................................120
         6.02.    Merger or Consolidation of the Depositor or the Servicers.....................................120
         6.03.    Limitation on Liability of the Depositor, the Servicers and Others............................120
         6.04.    Limitation on Resignation of the Servicers....................................................121
         6.05.    Rights of the Depositor in Respect of the Servicers...........................................122

                                                    ARTICLE VII

                                                      DEFAULT

         7.01.    Servicer Events of Default....................................................................123
         7.02.    Master Servicer, Trust Administrator or Trustee to Act; Appointment of
                  Successor.....................................................................................126
         7.03.    Notification to Certificateholders............................................................128
         7.04.    Waiver of Servicer Events of Default..........................................................128

                                                    ARTICLE VIII

                                 CONCERNING THE TRUSTEE AND THE TRUST ADMINISTRATOR

         8.01.    Duties of Trustee and Trust Administrator.....................................................129
         8.02.    Certain Matters Affecting the Trustee and the Trust Administrator.............................130
         8.03.    Neither Trustee nor Trust Administrator Liable for Certificates or Mortgage
                  Loans.........................................................................................131
         8.04.    Trustee and Trust Administrator May Own Certificates..........................................132
         8.05.    Trustee's and Trust Administrator's Fees and Expenses.........................................132
         8.06.    Eligibility Requirements for Trustee and Trust Administrator..................................133
         8.07.    Resignation and Removal of the Trustee and the Trust Administrator............................133
         8.08.    Successor Trustee or Trust Administrator......................................................134

                                                        -ix-




         SECTION                                                                                               PAGE
         -------                                                                                               ----

         8.09.    Merger or Consolidation of Trustee or Trust Administrator.....................................135
         8.10.    Appointment of Co-Trustee or Separate Trustee.................................................135
         8.11.    Appointment of Office or Agency...............................................................136
         8.12.    Representations and Warranties................................................................137

                                                     ARTICLE IX

                                 CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER

         9.01.    Rights of the Certificate Insurer To Exercise Rights of Class A
                  Certificateholders............................................................................138
         9.02.    Trustee and the Trust Administrator To Act Solely with Consent of the
                  Certificate Insurer...........................................................................138
         9.03.    Trust Fund and Accounts Held for Benefit of the Certificate Insurer...........................139
         9.04.    Claims Upon the Policy; Policy Payments Account...............................................139
         9.05     Effect of Payments by the Certificate Insurer; Subrogation....................................141
         9.06.    Notices to the Certificate Insurer............................................................141
         9.07.    Third-Party Beneficiary.......................................................................141
         9.08.    Trust Administrator to Hold the Policy........................................................142

                                                     ARTICLE X

                                                    TERMINATION

         10.01    Termination Upon Repurchase or Liquidation of All Mortgage Loans..............................143
         10.02    Additional Termination Requirements...........................................................145

                                                     ARTICLE XI

                                                  REMIC PROVISIONS

         11.01.   REMIC Administration..........................................................................147
         11.02.   Prohibited Transactions and Activities........................................................150
         11.03.   Master Servicer, Servicers, Trustee and Trust
                  Administrator Indemnification.................................................................150

                                                    ARTICLE XII

                                              MISCELLANEOUS PROVISIONS

         12.01.   Amendment.....................................................................................152
         12.02.   Recordation of Agreement; Counterparts........................................................153
         12.03.   Limitation on Rights of Certificateholders....................................................153
         12.04.   Governing Law.................................................................................154

                                                        -x-




         SECTION                                                                                               PAGE
         -------                                                                                               ----

         12.05.   Notices.......................................................................................154
         12.06.   Severability of Provisions....................................................................155
         12.07.   Notice to Rating Agencies and the Certificate Insurer.........................................155
         12.08.   Article and Section References................................................................157
         12.09.   Grant of Security Interest....................................................................157



                                                        -xi-

EXHIBITS

Exhibit A-1       Form of Class A-1 Certificate
Exhibit A-2       Form of Class A-2 Certificate
Exhibit A-3       Form of Class A-3 Certificate
Exhibit A-4       Form of Class A-4 Certificate
Exhibit A-5       Form of Class A-5 Certificate
Exhibit A-6       Form of Class A-6 Certificate
Exhibit A-7       Form of Class A-7 Certificate
Exhibit A-8       Form of Class CE Certificate
Exhibit A-9       Form of Class P Certificate
Exhibit A-10      Form of Class R-I Certificate
Exhibit A-11      Form of Class R-II Certificate
Exhibit A-12      Form of Class R-III Certificate
Exhibit B         Form of Financial Guaranty Insurance Policy
Exhibit C-1       Form of Trust Administrator's Initial Certification
Exhibit C-2       Form of Trust Administrator's Interim Certification
Exhibit C-3       Form of Trust Administrator's Final Certification
Exhibit D         Form of Mortgage Loan Purchase Agreements
Exhibit E-1       Request for Release
Exhibit E-2       Request for Release Mortgage Loans paid in full
Exhibit F-1       Form of Transferor Representation Letter and Form of
                  Transferee Representation Letter in Connection with Transfer of the Class CE Certificates or Class P Certificates Pursuant
                  to Rule 144A Under the 1933 Act
Exhibit F-2       Form of Transfer Affidavit and Agreement and Form of
                  Transferor Affidavit in Connection with Transfer of Residual
                  Certificates
Exhibit G         Form of Certification with respect to ERISA and the Code
Exhibit H         Form of Report Pursuant to Section 4.06
Exhibit I         Form of Lost Note Affidavit
Schedule 1        Mortgage Loan Schedule
Schedule 2        Prepayment Charge Schedule

                  This Pooling and Servicing Agreement, is dated and effective as of December 1, 1998, among SALOMON BROTHERS MORTGAGE SECURITIES VII, INC. as Depositor, NEW CENTURY MORTGAGE CORPORATION as Master Servicer and Servicer, OPTION ONE MORTGAGE CORPORATION as Servicer, FIRSTAR BANK MILWAUKEE, N.A. as Trustee and U.S. BANK NATIONAL ASSOCIATION as Trust Administrator.

                             PRELIMINARY STATEMENT:

                  The Depositor intends to sell pass-through certificates to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in each REMIC (as defined herein) created hereunder. The Trust Fund will consist of a segregated pool of assets comprising of the Mortgage Loans and certain other related assets subject to this Agreement.

                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets (other than the Servicer Prepayment Charge Payment Amount) subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein). The following table irrevocably sets forth the designation, the REMIC I Remittance Rate, the initial Uncertificated Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I Regular Interests (as defined herein). None of the REMIC I Regular Interests will be certificated.


                                     REMIC I                    Initial          Latest Possible
      Designation                Remittance Rate         Uncertificated Balance  Maturity Date(1)
      -----------                ---------------         ----------------------  ----------------
         I-LT1                     Variable(2)               $689,486,509.70     December 25, 2028
         I-LT2                     Variable(2)                 $1,524,470.00     December 25, 2028
         I-LT3                     Variable(2)                 $1,153,560.00     December 25, 2028
         I-LT4                     Variable(2)                   $974,630.00     December 25, 2028
         I-LT5                     Variable(2)                 $1,224,260.00     December 25, 2028
         I-LT6                     Variable(2)                   $581,120.00     December 25, 2028
         I-LT7                     Variable(2)                   $722,750.00     December 25, 2028
         I-LT8                     Variable(2)                   $700,000.00     December 25, 2028
         I-LT9                     Variable(2)                 $7,190,363.26     December 25, 2028
         I-LTP                         (3)                           $100.00     December 25, 2028

-------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.
(2) Calculated in accordance with the definition of "REMIC I Remittance Rate" herein.
(3)  The REMIC I Regular Interest I-LTP will not accrue interest.


                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Certificates will evidence the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the REMIC II Remittance Rate, the initial Uncertificated Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC II Regular Interests. None of the REMIC II Regular Interests will be certificated.


                                    REMIC II                   Initial                     Latest Possible
      Designation               Remittance Rate         Uncertificated Balance             Maturity Date(1)
      -----------               ---------------         ----------------------             ----------------
         II-LT1                   Variable(2)            $689,486,509.70                  December 25, 2028
         II-LT2                 6.063% per annum           $1,524,470.00                  December 25, 2028
         II-LT3                 6.061% per annum           $1,153,560.00                  December 25, 2028
         II-LT4                 6.595% per annum             $974,630.00                  December 25, 2028
         II-LT5                 6.704% per annum           $1,224,260.00                  December 25, 2028
         II-LT6                 6.838% per annum             $581,120.00                  December 25, 2028
         II-LT7               7.491% per annum(3)            $722,750.00                  December 25, 2028
         II-LT8                 6.615% per annum             $700,000.00                  December 25, 2028
         II-LT9                   Variable(2)              $7,190,363.26                  December 25, 2028
         II-LTP                      (4)                         $100.00                  December 25, 2028
        II-LT2S                   Variable(2)                    (5)                      December 25, 2028
        II-LT3S                   Variable(2)                    (5)                      December 25, 2028
        II-LT4S                   Variable(2)                    (5)                      December 25, 2028
        II-LT5S                   Variable(2)                    (5)                      December 25, 2028
        II-LT6S                   Variable(2)                    (5)                      December 25, 2028
        II-LT7S                   Variable(2)                    (5)                      December 25, 2028
        II-LT8S                   Variable(2)                    (5)                      December 25, 2028

------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC II Regular Interest.

(2) Calculated in accordance with the definition of "REMIC II Remittance Rate" herein.

(3)      Subject to the Net WAC Pass-Through Rate.

(4)      The REMIC II Regular Interest II-LTP will not accrue interest.

(5) This REMIC II Regular Interest has no Uncertificated Principal Balance but will accrue interest at the related REMIC II Remittance Rate on the related Uncertificated Notional Amount, which is equal to the Uncertificated Balance of the Uncertificated Corresponding Component.

                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC III." The Class R-III Certificates will evidence the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Pass-Through Rate, the initial aggregate Certificate Principal Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for the indicated Classes of Certificates.


                                                         Initial Aggregate                Latest Possible
 Designation                Pass-through Rate      Certificate Principal Balance         Maturity Date(1)
 -----------                -----------------      -----------------------------         ----------------
  Class A-1                  6.063% per annum            $152,447,000.00                 December 25, 2028
  Class A-2                  6.061% per annum            $115,356,000.00                 December 25, 2028
  Class A-3                  6.595% per annum             $97,463,000.00                 December 25, 2028
  Class A-4                  6.704% per annum            $122,426,000.00                 December 25, 2028
  Class A-5                  6.838% per annum             $58,112,000.00                 December 25, 2028
  Class A-6                  7.491% per annum(2)          $72,275,000.00                 December 25, 2028
  Class A-7                  6.615% per annum             $70,000,000.00                 December 25, 2028
  Class CE                      Variable(3)               $15,478,662.96(4)              December 25, 2028
  Class P                           (5)                          $100.00                 December 25, 2028

----------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loans with the latest maturity date has been designated as the "latest possible maturity date" for each Class of Certificates.

(2)     Subject to the Net WAC Pass-Through Rate.

(3) Calculated in accordance with the definition of "Pass-Through Rate" herein.

(4) The Class CE Certificates will accrue interest at their variable Pass-Through Rate on the Notional Amount of the Class CE Certificates outstanding from time to time which shall equal the Uncertificated Balance of the REMIC II Regular Interests (other than the Uncertificated Balance of REMIC II Regular Interest II-LTP). The Class CE Certificates will not accrue interest on their Certificate Principal Balance.

(5)     The Class P Certificates will not accrue interest.


                  As of the Cut-off Date, the Original Mortgage Loans had an aggregate Scheduled Principal Balance equal to $703,557,762.96.

                  In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Servicers, the Trustee and the Trust Administrator agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. Defined Terms.

                  Whenever used in this Agreement, including, without limitation, in the Preliminary Statement hereto, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

                  "Accepted Servicing Practices": The servicing standards set forth in Section 3.01.

                  "Accrued Certificate Interest": With respect to any Class A Certificate or Class CE Certificate and each Distribution Date, interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Certificate for such Distribution Date on the Certificate Principal Balance, in the case of the Class A Certificates, or on the Notional Amount, in the case of the Class CE Certificate, of such Certificate immediately prior to such Distribution Date. The Class P Certificates are not entitled to distributions in respect of interest and, accordingly, will not accrue interest. All distributions of interest on the Class A Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Accrued Certificate Interest with respect to each Distribution Date, as to any Class A Certificate, shall be reduced by an amount equal to the portion allocable to such Certificate pursuant to Section 1.02 hereof of the aggregate amount of any Relief Act Interest Shortfall, if any, for such Distribution Date. Accrued Certificate Interest with respect to each Distribution Date, as to any Class CE Certificate, shall be reduced by an amount equal to the portion allocable to such Certificate pursuant to Section 1.02 hereof of the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Distribution Date to the extent not covered by payments pursuant to Section 3.24 and (b) the aggregate amount of any Relief Act Interest Shortfall, if any, for such Distribution Date. In addition, Accrued Certificate Interest with respect to each Distribution Date, as to any Class CE Certificate, shall be reduced by an amount equal to the portion allocable to such Class CE Certificate of Realized Losses, if any, pursuant to Section 4.04 hereof.

                  "Administration Fee": The amount payable to the Trustee on each Distribution Date pursuant to Section 8.05 as compensation for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder, which amount shall equal one twelfth of the product of (i) the Administration Fee Rate, multiplied by (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans and any REO Properties as of the second preceding Due Date (or, in the case of the initial Distribution Date, as of the Cut-off Date). The fee payable to the Trust Administrator for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties of the Trust Administrator hereunder will be paid by the Trustee out of the Administration Fee.

                  "Administration Fee Rate": 0.0045% per annum.

                  "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

                  "Annual Loss Percentage": With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate of all Realized Losses for the twelve months ending on the last day of the preceding month and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of the first day of the twelfth preceding calendar month.

                  "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

                  "Available Distribution Amount": With respect to any Distribution Date, an amount equal to (1) the sum of (a) the aggregate of the amounts on deposit in the Collection Account and Distribution Account as of the close of business on the related Determination Date, (b) the aggregate of any amounts received in respect of an REO Property withdrawn from any REO Account and deposited in the Distribution Account for such Distribution Date pursuant to
Section 3.23, (c) the aggregate of any amounts deposited in the Distribution Account by the Servicers in respect of Prepayment Interest Shortfalls for such Distribution Date pursuant to Section 3.24, (d) the aggregate of any P&I Advances made by the Servicers for such Distribution Date pursuant to Section 4.03, (e) the aggregate of any advances made by the Master Servicer, the Trust Administrator or the Trustee, as applicable, for such Distribution Date pursuant to Section 7.02(b) and (f) with respect to the initial Distribution Date, the Initial Deposit, reduced (to not less than zero), by (2) the sum of (x) the portion of the amount described in clause (1)(a) above that represents (i) Monthly Payments on the Mortgage Loans received from a Mortgagor on or prior to the Determination Date but due during any Due Period subsequent to the related Due Period, (ii) Principal Prepayments on the Mortgage Loans received after the related Prepayment Period (together with any interest payments received with such Principal Prepayments to the extent they represent the payment of interest accrued on the Mortgage Loans during a period subsequent to the related Prepayment Period), (iii) Liquidation Proceeds and Insurance Proceeds received in respect of the Mortgage Loans after the related Prepayment Period, (iv) amounts reimbursable or payable to the Depositor, either Servicer, the Master Servicer, the Trustee, either Originator, the Trust Administrator, the Seller or any Sub-Servicer pursuant to Section 3.11 or Section 3.12 or otherwise payable in respect of extraordinary Trust Fund expenses, (v) Stayed Funds, (vi) the amount of the Certificate Insurer Premium payable from the Distribution Account to the Expense Account pursuant to Section 3.25(b) for payment to the Certificate Insurer, the Administration Fee payable from the Distribution Account pursuant to Section 8.05 and the Master Servicing Fee payable from the Distribution Account pursuant to Section 3.11(b)(3), (vii) amounts deposited in the Collection Account or the Distribution Account in error and (viii) the amount of any Prepayment Charges collected by the Servicers in connection with the Principal Prepayment of any of the Mortgage Loans and any Servicer Prepayment Charge Payment Amount, and (y) amounts reimbursable to the Master Servicer, the Trustee or the Trust Administrator, as applicable, for an advance made pursuant to Section 7.02(b) which advance the Master Servicer, the Trustee or Trust Administrator, as applicable, has determined to be nonrecoverable from the Stayed Funds in respect of which it was made.

                  "Balloon Loan": Any Mortgage Loan that provided on the date of origination for an amortization schedule extending beyond its stated maturity date.

                  "Balloon Payment": With respect to any Balloon Loan, as of any date of determination, the Monthly Payment payable on the stated maturity date of such Mortgage Loan.

                  "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

                  "Bankruptcy Loss": With respect to any Mortgage Loan, a Realized Loss resulting from a Deficient Valuation or Debt Service Reduction.

                  "Book-Entry Certificate": The Class A Certificates for so long as the Certificates of such Class shall be registered in the name of the Depository or its nominee.

                  "Book-Entry Custodian": The custodian appointed pursuant to
Section 5.01.

                  "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of California, the State of New York, the State of Pennsylvania or in the city in which the Corporate Trust Office of the Trust Administrator or the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

                  "Cash-Out Refinancing": With respect to a Mortgage Loan serviced by New Century, a Refinanced Mortgage Loan the proceeds of which are more than a nominal amount in excess of the principal balance of any existing first mortgage or subordinate mortgage on the related Mortgaged Property and related closing costs. With respect to a Mortgage Loan serviced by Option One, a Refinanced Mortgage Loan, the proceeds of which were more than the greater of
(a) $1,000 or (b) 1% of the principal balance of an existing first mortgage on the related Mortgaged Property and the principal balance of any existing subordinate mortgages on the related Mortgaged Property, in either case, in excess of the principal balance of an existing first mortgage on the related Mortgaged Property, the principal balance of any existing subordinate mortgages on the related Mortgaged Property and related closing costs, and were used to satisfy such existing first mortgage, or any such subordinate mortgages, to pay related closing costs and to provide to the Mortgagor more than $1,000 or the amount calculated in clause (b) above, as applicable, in addition thereto. Notwithstanding the foregoing, with respect to Option One, any Refinanced Mortgage Loan with a Loan-to-Value Ratio less than or equal to 80% that was used for the purpose of debt consolidation is considered a Cash-Out Refinancing.

                  "Certificate": Any one of the Depositor's Mortgage Pass-Through Certificates, Series 1998-NC7, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class CE, Class P, Class R-I, Class R-II or Class R-III, issued under this Agreement.

                  "Certificate Factor": With respect to any Class of Regular Certificates as of any Distribution Date, a fraction, expressed as a decimal carried to six places, the numerator of which is the aggregate Certificate Principal Balance (or the Notional Amount, in the case of the Class CE Certificates) of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses in reduction of the Certificate Principal Balance (or the Notional Amount, in the case of the Class CE Certificates) of such Class of Certificates to be made on such Distribution Date), and the denominator of which is the initial aggregate Certificate Principal Balance (or the Notional Amount, in the case of the Class CE Certificates) of such Class of Certificates as of the Closing Date.

                  "Certificate Insurer": Financial Security Assurance Inc., a stock insurance company organized and created under the laws of the State of New York, and any successors thereto.

                  "Certificate Insurer Default": The existence and continuance of any of the following:

                           (a) The Certificate Insurer fails to make a payment
                  required under the Policy in accordance with its terms; or

                           (b)(i) the Certificate Insurer (A) files any petition
                  or commences any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

                           (ii) a court of competent jurisdiction, the New York
                  Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Certificate Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Certificate Insurer (or the taking of possession of all or any material portion of the property of the Certificate Insurer).

                  "Certificate Insurer Premium": The Policy premium payable pursuant to Section 3.25(b) hereof.

                  "Certificate Insurer Premium Rate": 0.20% per annum.

                  "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register and the Certificate Insurer to the extent of Cumulative Insurance Payments, except that a Disqualified Organization or a Non-United States Person shall not be a Holder of a Residual Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or either Servicer or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 12.01. The Trustee and the Trust Administrator may conclusively rely upon a certificate of the Depositor or either Servicer in determining whether a Certificate is held by an Affiliate thereof. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee and the Trust Administrator shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

                  "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

                  "Certificate Principal Balance": With respect to each Class A Certificate or Class P Certificate as of any date of determination, the Certificate Principal Balance of such Certificate on the Distribution Date immediately prior to such date of determination, minus all distributions allocable to principal made thereon and Realized Losses allocated thereto on such immediately prior Distribution Date (or, in the case of any date of determination up to and including the first Distribution Date, the initial Certificate Principal Balance of such Certificate, as stated on the face thereof). With respect to each Class CE Certificate as of any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Uncertificated Balances of the REMIC II Regular Interests over (B) the then aggregate Certificate Principal Balances of the Class A Certificates and the Class P Certificates then outstanding.

                  "Certificate Register": The register maintained pursuant to
Section 5.02.

                  "Class": Collectively, all of the Certificates bearing the same class designation.

                  "Class A Certificate": Any Class A-1 Certificate, Class A-2 Certificate, Class A-3 Certificate, Class A-4 Certificate, Class A-5 Certificate, Class A-6 Certificate or Class A-7 Certificate.

                  "Class A-1 Certificate": Any one of the Class A-1 Certificates executed, authenticated and delivered by the Trustee or the Trust Administrator, substantially in the form annexed hereto as Exhibit A-1 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-2 Certificate": Any one of the Class A-2 Certificates executed, authenticated and delivered by the Trustee or the Trust Administrator, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-3 Certificate": Any one of the Class A-3 Certificates executed, authenticated and delivered by the Trustee or the Trust Administrator, substantially in the form annexed hereto as Exhibit A-3 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-4 Certificate": Any one of the Class A-4 Certificates executed, authenticated and delivered by the Trustee or the Trust Administrator, substantially in the form annexed hereto as Exhibit A-4 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-5 Certificate": Any one of the Class A-5 Certificates executed, authenticated and delivered by the Trustee or the Trust Administrator, substantially in the form annexed hereto as Exhibit A-5 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-6 Certificate": Any one of the Class A-6 Certificates executed, authenticated and delivered by the Trustee or the Trust Administrator, substantially in the form annexed hereto as Exhibit A-6 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-7 Certificate": Any one of the Class A-7 Certificates executed, authenticated and delivered by the Trustee or the Trust Administrator, substantially in the form annexed hereto as Exhibit A-7 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class CE Certificate": Any one of the Class CE Certificates executed, authenticated and delivered by the Trustee or the Trust Administrator, substantially in the form annexed hereto as Exhibit A-8 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class P Certificate": Any one of the Class P Certificates executed, authenticated and delivered by the Trustee or the Trust Administrator, substantially in the form annexed hereto as Exhibit A-9 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class R-I Certificate": Any one of the Class R-I Certificates executed, authenticated and delivered by the Trustee or the Trust Administrator, substantially in the form annexed hereto as Exhibit A-10 and evidencing the Residual Interest in REMIC I for purposes of the REMIC Provisions.

                  "Class R-II Certificate": Any one of the Class R-II Certificates executed, authenticated and delivered by the Trustee or the Trust Administrator, substantially in the form annexed hereto as Exhibit A-11 and evidencing the Residual Interest in REMIC II for purposes of the REMIC Provisions.

                  "Class R-III Certificates": Any one of the Class R-III Certificates executed, authenticated and delivered by the Trustee or the Trust Administrator, substantially in the form annexed hereto as Exhibit A-12 and evidencing the Residual Interest in REMIC III for purposes of the REMIC Provisions.

                  "Closing Date": December 22, 1998.

                  "Code":  The Internal Revenue Code of 1986.

                  "Collection Account": Each of the accounts created and maintained, or caused to be created and maintained, by each Servicer pursuant to
Section 3.10(a), which shall be entitled as appropriate, "New Century Mortgage Corporation, as Servicer for Firstar Bank Milwaukee, N.A., as Trustee, in trust for (A) the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1998-NC7 and (B) Financial Security Assurance Inc." or "Option One Mortgage Corporation, as Servicer for Firstar Bank Milwaukee, N.A., as Trustee, in trust for (A) the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1998-NC7 and (B) Financial Security Assurance Inc." The Collection Account must be an Eligible Account.

                  "Commission":  The Securities and Exchange Commission.

                  "Corporate Trust Office": The principal corporate trust office of the Trust Administrator or the Trustee, as the case may be, at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office, with respect to the Trust Administrator, at the date of the execution of this instrument is located at 180 East Fifth Street, St. Paul, Minnesota 55101, or at such other address as the Trust Administrator may designate from time to time by notice to the Certificateholders, the Depositor, each Servicer, the Trustee and the Certificate Insurer and, with respect to the Trustee, at the date of the execution of this instrument is located at 1555 North RiverCenter Drive, Milwaukee, Wisconsin 53212, or such other address as the Trustee may designate from time to time by notice to the

Certificateholders, the Depositor, each Servicer, the Trust Administrator and the Certificate Insurer.

                  "Corresponding Certificate": With respect to REMIC I Regular Interest I-LT2, REMIC I Regular Interest I-LT3, REMIC I Regular Interest I-LT4, REMIC I Regular Interest I- LT5, REMIC I Regular Interest I-LT6, REMIC I Regular Interest I-LT7, REMIC I Regular Interest I-LT8 and REMIC I Regular Interest I-LTP, the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates and Class P Certificates, respectively. With respect to REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4, REMIC II Regular Interest II-LT5, REMIC II Regular Interest II-LT6, REMIC II Regular Interest II-LT7, REMIC II Regular Interest II-LT8 and REMIC II Regular Interest II-LTP, the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates and Class P Certificates, respectively.

                  "Cumulative Insurance Payments": As of any time of determination, the aggregate of all Insurance Payments previously made by the Certificate Insurer under the Policy plus interest thereon from the date such amount became due until paid in full, at a rate of interest calculated as provided in the Insurance Agreement minus all payments previously made to the Certificate Insurer pursuant to Section 4.01 hereof as reimbursement for such amounts.

                  "Cumulative Loss Percentage": With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred from the Cut-off Date to the last day of the preceding calendar month and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  "Cut-off Date": With respect to each Original Mortgage Loan, December 1, 1998. With respect to all Qualified Substitute Mortgage Loans, their respective dates of substitution. References herein to the "Cut-off Date," when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for such Mortgage Loans.

                  "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

                  "Deficiency Amount": With respect to the Class A Certificates as of any Distribution Date, the sum of (i) any shortfall in the amounts available in the Distribution Account to pay the Interest Distribution Amount on such Certificates for the related Interest Accrual Period, (ii) the excess, if any, of (a) the aggregate Certificate Principal Balances of the Class A Certificates then outstanding over (b) the aggregate Stated Principal Balances of the Mortgage Loans and REO Properties then outstanding, and (iii) without duplication of the amount specified in clause (ii), the aggregate Certificate Principal Balances of the Class A Certificates to the extent unpaid on the final Distribution Date or earlier termination of the Trust Fund pursuant to the terms of this Agreement.

                  "Deficiency Event": The inability of the Trust Administrator to make the Guaranteed Distribution on any Distribution Date due to a shortage of funds for such purpose then held in the Distribution Account and the failure of the Certificate Insurer to pay in full a claim made in accordance with the Policy with respect to such Distribution Date.

                  "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

                  "Definitive Certificates":  As defined in Section 5.01(b).

                  "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

                  "Delinquency Percentage": As of the last day of the related Due Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of all Mortgage Loans that, as of the last day of the previous calendar month, are 60 or more days delinquent, are in foreclosure, have been converted to REO Properties or have been discharged by reason of bankruptcy, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of the last day of the previous calendar month; provided, however, that any Mortgage Loan purchased by the Master Servicer (or by Option One) pursuant to Section 3.16(c) shall not be included in either the numerator or the denominator for purposes of calculating the Delinquency Percentage.

                  "Depositor": Salomon Brothers Mortgage Securities VII, Inc., a Delaware corporation, or its successor in interest.

                  "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

                  "Depository Institution": Any depository institution or trust company, including the Trustee and the Trust Administrator, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations (or, in the case of a depository institution that is the principal subsidiary of a holding company, such holding company has unsecured commercial paper or other short-term unsecured debt obligations) that are rated P-1 by Moody's and A-1 by S&P (or comparable ratings if Moody's and S&P are not the Rating Agencies).

                  "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Determination Date": With respect to each Distribution Date, the 15th day of the calendar month in which such Distribution Date occurs or, if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day.

                  "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by REMIC I other than through an Independent Contractor; provided, however, that the Trustee (or the related Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the related Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

                  "Disqualified Organization": Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" and (vi) any other Person so designated by the Trustee or the Trust Administrator based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause any of REMIC I, REMIC II or REMIC III or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  "Distribution Account": The trust account or accounts created and maintained by the Trust Administrator pursuant to Section 3.10(b), which shall be entitled "U.S. Bank National Association, as Trust Administrator for Firstar Bank Milwaukee, N.A., as Trustee, in trust for (A) the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1998-NC7 and (B) Financial Security Assurance Inc." The Distribution Account must be an Eligible Account.

                  "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in January 1999.

                  "Due Date": With respect to each Distribution Date, the first day of the calendar month in which such Distribution Date occurs, which is generally the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                  "Due Period": With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the related Due Date.

                  "Eligible Account": Any of (i) an account or accounts maintained with a Depository Institution, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

                  "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

                  "Estate in Real Property": A fee simple estate in a parcel of land.

                  "Excess Overcollateralized Amount": With respect to the Class A Certificates and any Distribution Date, the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date over (ii) the Required Overcollateralized Amount for such Distribution Date.

                  "Expense Account": The account established and maintained pursuant to Section 3.25.

                  "Expense Adjusted Mortgage Rate": With respect to any Mortgage Loan or REO Property, the then applicable Mortgage Rate thereon minus the sum of
(i) the Administration Fee Rate, (ii) the Servicing Fee Rate and (iii) the Master Servicing Fee Rate.

                  "Fannie Mae": Fannie Mae, formally known as the Federal National Mortgage Association ("FNMA"), or any successor thereto.

                  "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

                  "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the related Originator, the Seller, the Depositor, the Majority Class CE Certificateholder, the related Servicer, the Master Servicer or the Certificate Insurer pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 10.01), a determination made by the related Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which such Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. Each Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

                  "Freddie Mac": Freddie Mac, formally known as the Federal Home Loan Mortgage Corporation ("FHLMC"), or any successor thereto.

                  "Guaranteed Distribution":  As defined in the Policy.

                  "Independent": When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Seller, each Servicer, each Originator and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor, the Seller, either Originator, either Servicer or any Affiliate thereof, and (c) is not connected with the Depositor, the Seller, either Originator, either Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, trust administrator, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Seller, either Originator, either Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, the Seller, either Originator, either Servicer or any Affiliate thereof, as the case may be.

                  "Independent Contractor": Either (i) any Person (other than the Servicers) that would be an "independent contractor" with respect to REMIC I within the meaning of Section 856(d)(3) of the Code if REMIC I were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates), so long as REMIC I does not receive or derive any income from such Person and provided that the relationship between such Person and REMIC I is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including either Servicer) if the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

                  "Initial Deposit": $8,332.84 in cash to be deposited by the Depositor with the Trust Administrator on or before the Closing Date, which represents with respect to each Mortgage Loan having a first payment date due in February 1999, interest accrued at the Net Mortgage Rate for each such Mortgage Loan for the initial Interest Accrual Period.

                  "Insurance Agreement": The Insurance and Indemnity Agreement, dated as of December 22, 1998, among the Depositor, the Seller, the Servicers and the Certificate Insurer, as amended or supplemented in accordance with the provisions thereof.

                  "Insurance Payment": Any payment made by the Certificate Insurer under the Policy with respect to the Class A Certificates.

                  "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the related Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

                  "Interest Accrual Period": With respect to any Distribution Date and the Class A Certificates, the Class CE Certificates, the REMIC I Regular Interests (other than REMIC I Regular Interest I-LTP) and the REMIC II Regular Interests (other than REMIC II Regular Interest II-LTP), the one-month period ending on the last day of the calendar month preceding the month in which such Distribution Date occurs.

                  "Interest Distribution Amount": With respect to any Distribution Date and any Class of Class A Certificates and any Class CE Certificates, the aggregate Accrued Certificate Interest on the Certificates of such Class for such Distribution Date, plus with respect to each Class of Class A Certificates any undistributed Interest Distribution Amounts from any previous Distribution Date for which no Insurance Payment relating to such Interest Distribution Amounts has been previously paid to Holders of each Class of Class A Certificates.

                  "Late Collections": With respect to any Mortgage Loan and any Due Period, all amounts received subsequent to the Determination Date immediately following such Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage
Note) but delinquent for such Due Period and not previously recovered.

                  "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from REMIC I by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section
10.01. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from REMIC I by reason of its being purchased pursuant to
Section 10.01.

                  "Liquidation Proceeds": The amount (other than Insurance Proceeds or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the applicable Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan through a trustee's sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.03, Section 3.16(c), Section 3.23 or Section 10.01.

                  "Loan-to-Value Ratio": As of any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date (and the principal balance of any related first-lien Mortgage Loan, with respect to any second-lien Mortgage
Loan) and the denominator of which is the Value of the related Mortgaged
Property.

                  "Lockout Certificates":  The Class A-7 Certificates.

                  "Lockout Certificate Percentage": For each Distribution Date, the percentage equal to the aggregate Certificate Principal Balance of the Class A-7 Certificates immediately prior to such Distribution Date divided by the sum of the aggregate Certificate Principal Balances of the Class A Certificates immediately prior to such Distribution Date.

                  "Lockout Distribution Percentage": With respect to any Distribution Date, the percentage indicated below:

                      Distribution Date                                 Lockout Distribution Percentage
        ---------------------------------------------       -------------------------------------------------------
        January 1999 through December 2001                  0%

        January 2002 through December 2003                  45% of the Lockout Certificate Percentage

        January 2004 through December 2004                  80% of the Lockout Certificate Percentage

        January 2005 through December 2005                  100% of the Lockout Certificate Percentage

        January 2006 and thereafter                         the lesser of (x) 300% of the Lockout
                                                            Certificate Percentage and (y) 100%

Notwithstanding the foregoing, if the Certificate Principal Balances of the Class A Certificates (other than the Lockout Certificates) have been reduced to zero, the Lockout Distribution Percentage will be equal to 100%.

                  "Majority Class CE Certificateholder": Any single Holder or group of Holders of Class CE Certificates representing a greater than 50% Percentage Interest in such Class.

                  "Master Servicer": New Century Mortgage Corporation or any successor master servicer appointed as herein provided, in its capacity as Master Servicer hereunder.

                  "Master Servicing Fee": With respect to each Mortgage Loan and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full or in part made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the applicable Master Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month.

                  "Master Servicing Fee Rate": With respect to each Mortgage Loan identified on Part A of Schedule 1 hereto 0.00% per annum. With respect to each Mortgage Loan identified on Part B of Schedule 1 hereto 0.04% per annum.

                  "Maximum I-LT9 Uncertificated Interest Deferral Amount": With respect to any Distribution Date, the excess of (i) accrued interest at the REMIC I Remittance Rate applicable to REMIC I Regular Interest I-LT9 for such Distribution Date on a balance equal to the Uncertificated Balance of REMIC I Regular Interest I-LT9 minus the REMIC I Overcollateralized Amount, in each case for such Distribution Date, over (ii) Uncertificated Interest on REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4, REMIC II Regular Interest II-LT5, REMIC II Regular Interest II-LT6, REMIC II Regular Interest II-LT7 and REMIC II Regular Interest II-LT8 for such Distribution Date.

                  "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the related Servicer pursuant to Section 3.07; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

                  "Moody's": Moody's Investors Service, Inc. or its successor in interest.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first lien or a second lien on, or first priority or second priority security interest in, a Mortgaged Property securing a Mortgage Note.

                  "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

                  "Mortgage Loan": Each mortgage loan transferred and assigned to the Trustee and delivered to the Trust Administrator pursuant to Section 2.01 or Section 2.03(d) of this Agreement, as held from time to time as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

                  "Mortgage Loan Purchase Agreements": The agreement among the Depositor, the Seller and New Century, in its capacity as an Originator, regarding the transfer of certain of the Mortgage Loans by the Seller to or at the direction of the Depositor (the "New Century Mortgage Loan Purchase Agreement") and the agreement among the Depositor, the Seller and Option One, in its capacity as an Originator, regarding the transfer of certain of the Mortgage Loans by the Seller to or at the direction of the Depositor (the "Option One Mortgage Loan Purchase Agreement"), each substantially in the form of Exhibit D annexed hereto.

                  "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in REMIC I on such date, attached hereto as Schedule 1. The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

            (i)       the Mortgage Loan identifying number;

           (ii)       the Mortgagor's name;

          (iii) the street address of the Mortgaged Property including the state and zip code;

           (iv) a code indicating whether the Mortgaged Property is owner-occupied;

            (v) the type of Residential Dwelling constituting the Mortgaged Property;

           (vi)       the original months to maturity;

          (vii) the stated remaining months to maturity from the Cut-off Date based on the original amortization schedule;

         (viii)       the Loan-to-Value Ratio at origination;

           (ix) the Mortgage Rate in effect immediately following the Cut-off Date;

            (x) the date on which the first Monthly Payment was due on the Mortgage Loan;

           (xi)       the stated maturity date;

          (xii)       the amount of the Monthly Payment at origination;

         (xiii) the amount of the Monthly Payment due on the first Due Date after the Cut-off
                      Date;

          (xiv) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

           (xv)       the original principal amount of the Mortgage Loan;

          (xvi) the Scheduled Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;

         (xvii)       [intentionally omitted];

         (xviii)      [intentionally omitted];

          (xix) a code indicating the purpose of the Mortgage Loan (I.E., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing);

           (xx)       [intentionally omitted];

          (xxi)       [intentionally omitted];

         (xxii)       the Mortgage Rate at origination;

         (xxiii)      [intentionally omitted];

         (xxiv) a code indicating the documentation program (I.E., Full Documentation, Limited Documentation, Stated Income Documentation);

          (xxv)       [intentionally omitted];

         (xxvi)       [intentionally omitted];

         (xxvii)      the risk grade;

         (xxviii)     [intentionally omitted];

         (xxix)       [intentionally omitted];

          (xxx)       [intentionally omitted];

         (xxxi)       the Value of the Mortgaged Property;

         (xxxii)      the sale price of the Mortgaged Property, if applicable;

         (xxxiii) the actual unpaid principal balance of the Mortgage Loan as of the Cut-off Date;

         (xxxiv)      the type and term of the related Prepayment Charge;

         (xxxv)       [intentionally omitted];

         (xxxvi)      [intentionally omitted];

         (xxxvii)     [intentionally omitted];

         (xxxviii)    [intentionally omitted];

         (xxxix)      [intentionally omitted];

           (xl)       the program code;

          (xli)       whether the Mortgage Loan is a first or second lien
                      Mortgage Loan.

                  The Mortgage Loan Schedule shall be divided into two parts, Part A includes the Mortgage Loans initially serviced by New Century and Part B includes the Mortgage Loans initially serviced by Option One. Each part of the Mortgage Loan Schedule shall set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-Off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Depositor in accordance with the provisions of this Agreement. With respect to any Qualified Substitute Mortgage Loan, the Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

                  "Mortgage Note": The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

                  "Mortgage Pool": The pool of Mortgage Loans, identified on
Schedule 1 from time to time, and any REO Properties acquired in respect thereof.

                  "Mortgage Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

                  "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

                  "Mortgagor": The obligor on a Mortgage Note.

                  "Net Monthly Excess Cashflow": With respect to any Distribution Date, the sum of (i) any Overcollateralization Reduction Amount for such Distribution Date and (ii) the excess of (x) the Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of
(A) the Interest Distribution Amounts payable to the holders of the Class A Certificates and (B) the sum of the amounts described in clauses (b)(i) through
(iii) of the definition of Principal Distribution Amount.

                  "Net Monthly Excess Spread": With respect to any Distribution Date, the excess of (x) the Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of (A) the Interest Distribution Amount payable to the holders of the Class A Certificates and (B) the sum of the amounts described in clauses (b)(i) through (iii) of the definition of Principal Distribution Amount.

                  "Net Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property) as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate for such Mortgage Loan minus the Servicing Fee Rate.

                  "Net WAC Pass-Through Rate": With respect to REMIC II Regular Interest II-LT7 and the Class A-6 Certificates and any Distribution Date, a per annum rate equal to the fraction, expressed as a percentage, the numerator of which is (i) an amount equal to (A) 1/12 of the aggregate Scheduled Principal Balance of the then outstanding Mortgage Loans and REO Properties multiplied by the weighted average of the Expense Adjusted Mortgage Rates on such Mortgage Loans and REO Properties minus (B) the amount of the Certificate Insurer Premium payable to the Certificate Insurer with respect to the Policy for such Distribution Date, and the denominator of which is (ii) an amount equal to 1/12 of the aggregate Scheduled Principal Balance of the then outstanding Mortgage Loans and REO Properties.

                  "New Century": New Century Mortgage Corporation, or its successor in interest.

                  "New Lease": Any lease of REO Property entered into on behalf of REMIC I, including any lease renewed or extended on behalf of REMIC I, if REMIC I has the right to renegotiate the terms of such lease.

                  "Nonrecoverable P&I Advance": Any P&I Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the related Servicer, will not or, in the case of a proposed P&I Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  "Nonrecoverable Servicing Advance": Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the related Servicer, will not or, in the case of a proposed Servicing Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  "Non-United States Person": Any Person other than a United States Person.

                  "Notional Amount": With respect to the Class CE Certificates and any Distribution Date, the Uncertificated Balance of the REMIC II Regular Interests (other than the Uncertificated Balance of REMIC II Regular Interest II-LTP) for such Distribution Date.

                  "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of related Servicer, the related Originator, the Seller or the Depositor, as applicable.

                  "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor or either Servicer, acceptable to the Trustee and the Certificate Insurer, if such opinion is delivered to the Trustee, or acceptable to the Trust Administrator and the Certificate Insurer, if such opinion is to be delivered to the Trust Administrator, except that any opinion of counsel relating to (a) the qualification of any of REMIC I, REMIC II or REMIC III as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

                  "Option One": Option One Mortgage Corporation, or its successor in interest.

                  "Original Mortgage Loan": Any of the Mortgage Loans included in REMIC I as of the Closing Date.

                  "Originators": New Century, or its successor in interest, in its capacity as an Originator under the New Century Mortgage Loan Purchase Agreement, and Option One, or its successor in interest, in its capacity as an Originator under the Option One Mortgage Loan Purchase Agreement.

                  "Overcollateralized Amount": With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans and REO Properties immediately following such Distribution Date over (b) the sum of the aggregate Certificate Principal Balances of the Class A Certificates and the Class P Certificates as of such Distribution Date (after taking into account the payment of the amounts described in clauses (b)(i) through (iv) of the definition of Principal Distribution Amount on such Distribution Date).

                  "Overcollateralization Deficiency Amount": With respect to any Distribution Date, the excess, if any, of (a) the Required Overcollateralized Amount applicable to such Distribution Date over (b) the Overcollateralized Amount applicable to such Distribution Date prior to taking into account the payment of any Overcollateralization Increase Amount on such Distribution Date.

                  "Overcollateralization Increase Amount": With respect to any Distribution Date, the lesser of (a) the Overcollateralization Deficiency Amount as of such Distribution Date (after taking into account the payment of the Principal Distribution Amount on such Distribution Date, exclusive of the payment of any Overcollateralization Increase Amount) and (b) the amount of Accrued Certificate Interest payable on the Class CE Certificates on such Distribution Date as reduced by any Cumulative Insurance Payments or Realized Losses allocated thereto with respect to such Distribution Date pursuant to
Section 4.04.

                  "Overcollateralization Reduction Amount": With respect to any Distribution Date, an amount equal to the lesser of (a) the Excess Overcollateralized Amount and (b) the sum of the amounts available for distribution specified in clauses (b)(i) through (iii) of the definition of Principal Distribution Amount.

                  "Overcollateralization Percentage": With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Overcollateralized Amount, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of the last day of the related Due Period.

                  "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "Pass-Through Rate": With respect to:

                (i) the Class A-1 Certificates, for any Distribution Date, a fixed rate equal to 6.063% per annum;

               (ii) the Class A-2 Certificates, for any Distribution Date, a fixed rate equal to 6.061% per annum;

              (iii) the Class A-3 Certificates, for any Distribution Date, a fixed rate equal to 6.595% per annum;

               (iv) the Class A-4 Certificates, for any Distribution Date, a fixed rate equal to 6.704% per annum;

                (v) the Class A-5 Certificates, for any Distribution Date, a fixed rate equal to 6.838% per annum;

               (vi) the Class A-6 Certificates, for any Distribution Date, the lesser of (i) a fixed rate equal to 7.491% per annum and (ii) the Net WAC Pass-Through Rate for such Distribution Date;

              (vii) the Class A-7 Certificates, for any Distribution Date, a fixed rate equal to 6.615% per annum;

             (viii) the Class CE Certificates, for any Distribution Date, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (a) through (j) below, and the denominator of which is the Uncertificated Balance of the REMIC II Regular Interests (other than the Uncertificated Balance of REMIC II Regular Interest II-LTP). For purposes of calculating the Pass-Through Rate for the Class CE Certificates, the numerator is equal to the sum of the following components:

                                    (a) the REMIC II Remittance Rate for REMIC
                           II Regular Interest II-LT1 minus two (2) times the weighted average of the REMIC II Remittance Rates for REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4, REMIC II Regular Interest II-LT5, REMIC II Regular Interest II-LT6, REMIC II Regular Interest II-LT7, REMIC II Regular Interest II-LT8 and REMIC II Regular Interest II-LT9, with the rate on REMIC II Regular Interest II-LT9 equal to zero for the purpose of this calculation, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LT1;

                                    (b) the weighted average of the REMIC II
                           Remittance Rates for REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4, REMIC II Regular Interest II-LT5, REMIC II Regular Interest II-LT6, REMIC II Regular Interest II-LT7 and

                           REMIC II Regular Interest II-LT8 minus two (2) times the weighted average of the REMIC II Remittance Rates for REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II- LT4, REMIC II Regular Interest II-LT5, REMIC II Regular Interest II- LT6, REMIC II Regular Interest II-LT7, REMIC II Regular Interest II-LT8 and REMIC II Regular Interest II-LT9, with the rate on REMIC II Regular Interest II-LT9 equal to zero for the purpose of this calculation, applied to an amount equal to the sum of the Uncertificated Balances of REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4, REMIC II Regular Interest II-LT5, REMIC II Regular Interest II-LT6, REMIC II Regular Interest II-LT7 and REMIC II Regular Interest II-LT8;

                                    (c) the REMIC II Remittance Rate for REMIC
                           II Regular Interest II-LT9 minus two (2) times the weighted average of the REMIC II Remittance Rates for REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4, REMIC II Regular Interest II-LT5, REMIC II Regular Interest II-LT6, REMIC II Regular Interest II-LT7, REMIC II Regular Interest II-LT8 and REMIC II Regular Interest II-LT9, with the rate on REMIC II Regular Interest II-LT9 equal to zero for the purpose of this calculation, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LT9; and

                                    (d) 100% of the interest on REMIC II Regular
                            Interest II-LT2S;

                                    (e) 100% of the interest on REMIC II Regular
                            Interest II-LT3S;

                                    (f) 100% of the interest on REMIC II Regular
                            Interest II-LT4S;

                                    (g) 100% of the interest on REMIC II Regular
                            Interest II-LT5S;

                                    (h) 100% of the interest on REMIC II Regular
                            Interest II-LT6S;

                                    (i) 100% of the interest on REMIC II Regular
                            Interest II-LT7S; and

                                    (j) 100% of the interest on REMIC II Regular
                            Interest II-LT8S.

                  "Percentage Interest": With respect to any Class of Certificates (other than the Residual Certificates), the undivided percentage ownership in such Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Principal Balance represented by such Certificate and the denominator of which is the aggregate initial Certificate Principal Balance of all of the Certificates of such Class. The Class A Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Principal Balances of $10,000 and integral multiples of $1.00 in excess thereof. The Class P

Certificates are issuable only in Percentage Interests corresponding to initial Certificate Principal Balances of $20 and integral multiples thereof. The Class CE Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Principal Balances of $10,000 and integral multiples of $1.00 in excess thereof; provided, however, that a single Certificate of such Class of Certificates may be issued having a Percentage Interest corresponding to the remainder of the aggregate initial Certificate Principal Balance of such Class or to an otherwise authorized denomination for such Class plus such remainder. With respect to any Residual Certificate, the undivided percentage ownership in such Class evidenced by such Certificate, as set forth on the face of such Certificate. The Residual Certificates are issuable in minimum Percentage Interests of 20%.

                  "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Depositor, either Servicer, the Trustee, the Trust Administrator or any of their respective Affiliates:

                           (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States; provided, however, that any obligation of, or guaranteed by, Freddie Mac or Fannie Mae, other than a senior debt or a mortgage participation or pass-through certificate guaranteed by Freddie Mac or Fannie Mae shall be a Permitted Investment only if, at the time of investment, such investment is acceptable to the Certificate Insurer;

                           (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances issued by, any Depository Institution;

                           (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

                           (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                           (v) commercial paper (including both
         non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

                           (vi) units of money market funds that have been rated "P-1" by Moody's and "AAAm" by S&P; and

                           (viii) if previously confirmed in writing to the Trustee and the Trust Administrator, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies and the Certificate Insurer as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class A Certificates;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

                  "Permitted Transferee": Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "P&I Advance": As to any Mortgage Loan or REO Property, any advance made by the related Servicer in respect of any Distribution Date pursuant to Section 4.03.

                  "Plan": Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA and Section 4975 of the Code.

                  "Policy": The Financial Guaranty Insurance Policy (No. 50752-N) issued by the Certificate Insurer relating to the Class A Certificates, including any endorsements thereto, attached hereto as Exhibit B.

                  "Policy Payments Account": The account established pursuant to
Section 9.04 hereof.

                  "Premium Supplement": As defined in the Insurance Agreement.

                  "Prepayment Assumption": A 100% Prepayment Vector. The Prepayment Assumption is used solely for determining the accrual of original issue discount on the Certificates for federal income tax purposes. A 100% Prepayment Vector assumes that the outstanding balance of a pool of mortgage loans prepays at a rate of 5.00% CPR in the first month of the life of such pool, such rate increasing by an additional approximate 1.82% CPR (precisely 20/11, expressed as a percentage) each month thereafter through the eleventh month of the life of such pool, and such rate thereafter remaining at 25% CPR for the remainder of the life of such pool. A CPR (or Constant Prepayment Rate) represents an annualized constant assumed rate of prepayment each month of a pool of mortgage loans relative to its outstanding principal balance for the life of such pool.

                  "Prepayment Charge": With respect to any Prepayment Period, any prepayment premium, penalty or charge payable by a Mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note (other than any Servicer Prepayment Charge Payment Amount).

                  "Prepayment Charge Schedule": As of any date, the list of Prepayment Charges on the Mortgage Loans included in REMIC I on such date, attached hereto as Schedule 2 (including the Prepayment Charge Summary attached thereto). The Prepayment Charge Schedule shall set forth the following information with respect to each Prepayment Charge:

            (i)       the Mortgage Loan identifying number;

           (ii)       a code indicating the type of Prepayment Charge;

          (iii)       the state of origination of the related Mortgage Loan;

           (iv) the date on which the first monthly payment was due on the related Mortgage Loan;

            (v)       the term of the related Mortgage Loan; and

           (vi) the principal balance of the related Mortgage Loan as of the Cut-off Date.

                  The Prepayment Charge Schedule shall be amended from time to time by the Depositor in accordance with the provisions of this Agreement.

                  "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was during the related Prepayment Period the subject of a Principal Prepayment in full or in part that was applied by the related Servicer to reduce the outstanding principal balance of such loan on a date preceding the Due Date in the succeeding Prepayment Period, an amount equal to interest at the applicable Net Mortgage Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the related Prepayment Period. The obligations of the Servicers in respect of any Prepayment Interest Shortfall are set forth in Section 3.24.

                  "Prepayment Period": With respect to any Distribution Date, the calendar month preceding the calendar month in which such Distribution Date occurs.

                  "Principal Distribution Amount": With respect to any Distribution Date, the lesser of:

                  (a) the excess of the Available Distribution Amount over the amount payable on the Class A Certificates pursuant to Section 4.01(a)(2)(i); and

                  (b)      the sum of:

                           (i) the principal portion of each Monthly Payment on the Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date;

                           (ii) the Stated Principal Balance of any Mortgage Loan that was purchased during the related Prepayment Period pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 10.01 and the amount of any shortfall deposited in the Collection Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 during the related Prepayment Period;

                           (iii) the principal portion of all other unscheduled collections (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds and REO Principal Amortization) received during the related Prepayment Period, net of any portion thereof that represents a recovery of principal for which an advance was made by the related Servicer pursuant to
                           Section 4.03 in respect of a preceding Distribution Date;

                           (iv) the principal portion of any Realized Losses incurred or deemed to have been incurred on the Mortgage Loans in the calendar month preceding such Distribution Date and the principal portion of any Realized Losses allocated to the Class A Certificates on previous Distribution Dates but not paid under the Policy due to a Certificate Insurer Default and not previously paid pursuant to Section 4.01(a)(2)(iii)(b), in each case from Accrued Certificate Interest on the Class CE Certificates for such Distribution Date; and

                           (v) the amount of any Overcollateralization Increase Amount for such Distribution Date;

                           minus:

                           (vi) the amount of any Overcollateralization
                           Reduction Amount for such Distribution Date.

                  "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

                  "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 10.01, and as confirmed by an Officers' Certificate from the related Servicer or the Master Servicer to the Trustee and the Trust Administrator, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase (or such other price as provided in Section 10.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Stated Principal Balance at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the related Servicer, which payment or advance had as of the date of purchase been distributed pursuant to Section 4.01, through the end of the calendar month in which the purchase is to be effected and (y) an REO Property, the sum of (1) accrued interest on such Stated Principal Balance at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the related Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and P&I Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest pursuant to Section 4.01, (iii) any unreimbursed Servicing Advances and P&I Advances (including Nonrecoverable P&I Advances and Nonrecoverable Servicing Advances) and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property, (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Section 3.11(a)(ix) and Section 3.16(b), and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the related Servicer, the Trustee or the Trust Administrator in respect of the breach or defect giving rise to the purchase obligation.

                  "Qualified Substitute Mortgage Loan": A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Scheduled Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) [reserved], (iv) [reserved], (v) [reserved], (vi) [reserved], (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan,
(viii) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (ix) have a Loan-to- Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (x) have a risk grading determined by the related Originator at least equal to the risk grading assigned on the Deleted Mortgage Loan and (xi) conform to each representation and warranty set forth in Section 6 of the related Mortgage Loan Purchase Agreement applicable to the Deleted Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage

Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the terms described in clause (vii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (ix) hereof shall be satisfied as to each such mortgage loan, the risk gradings described in clause (x) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xi) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

                  "Rate/Term Refinancing": With respect to Mortgage Loan serviced by New Century, a Refinanced Mortgage Loan, the proceeds of which are not more than a nominal amount in excess of the existing first mortgage loan and any subordinate mortgage loan on the related Mortgaged Property and related closing costs, and were used exclusively (except for such nominal amount) to satisfy the then existing first mortgage loan and any subordinate mortgage loan of the Mortgagor on the related Mortgaged Property and to pay related closing costs. With respect to a Mortgage Loan serviced by Option One, a Refinanced Mortgage Loan, the proceeds of which were not more than the greater of (a) $1,000 or (b) 1% of the principal balance of an existing first mortgage on the related Mortgaged Property and the principal balance of any existing subordinate mortgages on the related Mortgaged Property, in either case, in excess of the principal balance of an existing first mortgage on the related Mortgaged Property, the principal balance of any existing subordinate mortgages on the related Mortgaged Property and related closing costs, and were used to satisfy such existing first mortgage, or any such subordinate mortgages, to pay related closing costs and to provide to the Mortgagor not more than $1,000 or the amount calculated in clause (b) above, as applicable, in addition thereto. Notwithstanding the foregoing, with respect to Option One, any Refinanced Mortgage Loan with a Loan-to-Value Ratio greater than 80% that was used for the purpose of debt consolidation is considered a Rate/Term Refinancing.

                  "Rating Agency or Rating Agencies": Moody's and S&P or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor and the Certificate Insurer, notice of which designation shall be given to the Trustee, the Trust Administrator and each Servicer.

                  "Realized Loss": With respect to each Mortgage Loan as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus (iv) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final

Recovery Determination was made, net of amounts that are payable therefrom to the related Servicer with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii).

                  With respect to any REO Property as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of REMIC I, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, plus (iv) any amounts previously withdrawn from the Collection Account in respect of the related Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus
(v) the aggregate of all P&I Advances and Servicing Advances (in the case of Servicing Advances, without duplication of amounts netted out of the rental income, Insurance Proceeds and Liquidation Proceeds described in clause (vi) below) made by the related Servicer in respect of such REO Property or the related Mortgage Loan for which such Servicer has been or, in connection with such Final Recovery Determination, will be reimbursed pursuant to Section 3.23 out of rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property, minus (vi) the total of all net rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property that has been, or in connection with such Final Recovery Determination, will be transferred to the Distribution Account pursuant to Section 3.23.

                  With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

                  With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Monthly Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

                  "Record Date": With respect to each Distribution Date and any Book-Entry Certificate, the Business Day immediately preceding such Distribution Date. With respect to each Distribution Date and any other Certificates, including any Definitive Certificates, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

                  "Refinanced Mortgage Loan": A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

                  "Regular Certificate": Any Class A Certificate, Class CE Certificate or Class P Certificate.

                  "Regular Interest": A "regular interest" in a REMIC within the meaning of Section 860G(a)(1) of the Code.

                  "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                  "Relief Act Interest Shortfall": With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

                  "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  "REMIC I": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) such Mortgage Loans and Prepayment Charges as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof; (ii) any REO Property, together with all collections thereon and proceeds thereof; (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof; (iv) the Depositor's rights under the Mortgage Loan Purchase Agreements (including any security interest created thereby); (v) the Collection Account (other than any amounts representing any Servicer Prepayment Charge Payment Amount), the Distribution Account (other than any amounts representing any Servicer Prepayment Charge Payment Amount), the Expense Account and any REO Account, and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, REMIC I specifically excludes the Policy and all payments and other collections of principal and interest due on the Mortgage Loans on or before the Cut-off Date and all Prepayment Charges payable in connection with Principal Prepayments made before the Cut-off Date.

                  "REMIC I Interest Loss Allocation Amount": With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties then outstanding and (ii) the REMIC I Remittance Rate for REMIC I Regular Interest I-LT1 minus two (2) times the weighted average of the REMIC II Remittance Rates for REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4, REMIC II Regular Interest II-LT5, REMIC II Regular Interest II-LT6, REMIC II Regular Interest II-LT7, REMIC II Regular Interest II-LT8 and REMIC II Regular Interest II-LT9, with the rate on REMIC II Regular Interest II-LT9 equal to zero for purposes of this calculation, divided by (b) 12.

                  "REMIC I Overcollateralized Amount": With respect to any date of determination, (i) 1% of the aggregate Uncertificated Balances of the REMIC I Regular Interests minus (ii) the aggregate of the Uncertificated Balances of REMIC I Regular Interest I-LT2, REMIC I Regular Interest I-LT3, REMIC I Regular Interest I-LT4, REMIC I Regular Interest I-LT5, REMIC I Regular Interest I-LT6, REMIC I Regular Interest I-LT7 and REMIC I Regular Interest I-LT8, in each case as of such date of determination.

                  "REMIC I Principal Loss Allocation Amount": With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Balances of REMIC I Regular Interest I-LT2, REMIC I Regular Interest I-LT3, REMIC I Regular Interest I-LT4, REMIC I Regular Interest I- LT5, REMIC I Regular Interest I-LT6, REMIC I Regular Interest I-LT7 and REMIC I Regular Interest I-LT8 and the denominator of which is the sum of the Uncertificated Balances of REMIC I Regular Interest I-LT2, REMIC I Regular Interest I-LT3, REMIC I Regular Interest I-LT4, REMIC I Regular Interest I-LT5, REMIC I Regular Interest I-LT6, REMIC I Regular Interest I- LT7, REMIC I Regular Interest I-LT8 and REMIC I Regular Interest I-LT9.

                  "REMIC I Regular Interest": Any of the ten separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each REMIC I Regular Interest (other than REMIC I Regular Interest I-LTP, with respect to interest) shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

                  "REMIC I Regular Interest I-LT1": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT1 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC I Regular Interest I-LT2": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT2 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC I Regular Interest I-LT3": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT3 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC I Regular Interest I-LT4": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT4 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC I Regular Interest I-LT5": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT5 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC I Regular Interest I-LT6": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT6 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC I Regular Interest I-LT7": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT7 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC I Regular Interest I-LT8": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT8 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC I Regular Interest I-LT9": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT9 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC I Regular Interest I-LTP": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTP shall be entitled to any Prepayment Charges collected by the Servicers and to a distribution of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC I Remittance Rate": With respect to each REMIC I Regular Interest, the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Mortgage Loans and REO Properties.

                  "REMIC I Required Overcollateralized Amount": 1% of the Required Overcollateralization Amount.

                  "REMIC II": The segregated pool of assets consisting of all of the REMIC I Regular Interests conveyed in trust to the Trustee, for the benefit of REMIC III, as holder of the REMIC II Regular Interests, and the Class R-II Certificateholders pursuant to Section 2.07, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

                  "REMIC II Regular Interest": Any of the seventeen separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. Each REMIC II Regular Interest (other than REMIC II Regular Interest II-LTP) shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC II Regular Interests are set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest II-LT1": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT1 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest II-LT2": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT2 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest II-LT3": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT3 shall accrue interest at the related REMIC II Remittance

Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest II-LT4": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT4 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest II-LT5": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT5 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest II-LT6": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT6 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest II-LT7": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT7 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest II-LT8": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT8 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest II-LT9": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT9 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest II-LTP": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LTP shall be entitled to any Prepayment Charges collected by the Servicers and to a distribution of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest II-LT2S": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT2S shall accrue interest at the related REMIC II Remittance Rate in effect from time to time on its related Uncertificated Notional Amount.

                  "REMIC II Regular Interest II-LT3S": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT3S shall accrue interest at the related REMIC II Remittance Rate in effect from time to time on its related Uncertificated Notional Amount.

                  "REMIC II Regular Interest II-LT4S": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT4S shall accrue interest at the related REMIC II Remittance Rate in effect from time to time on its related Uncertificated Notional Amount.

                  "REMIC II Regular Interest II-LT5S": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT5S shall accrue interest at the related REMIC II Remittance Rate in effect from time to time on its related Uncertificated Notional Amount.

                  "REMIC II Regular Interest II-LT6S": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT6S shall accrue interest at the related REMIC II Remittance Rate in effect from time to time on its related Uncertificated Notional Amount.

                  "REMIC II Regular Interest II-LT7S": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT7S shall accrue interest at the related REMIC II Remittance Rate in effect from time to time on its related Uncertificated Notional Amount.

                  "REMIC II Regular Interest II-LT8S": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT8S shall accrue interest at the related REMIC II Remittance Rate in effect from time to time on its related Uncertificated Notional Amount.

                  "REMIC II Remittance Rate": With respect to REMIC II Regular Interest II-LT1 and REMIC II Regular Interest II-LT9, the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Mortgage Loans and REO Properties. With respect to each of

REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4, REMIC II Regular Interest II-LT5, REMIC II Regular Interest II-LT6 and REMIC II Regular Interest II-LT8, a fixed rate per annum equal to the related REMIC II Remittance Rate as set forth in the Preliminary Statement hereto. With respect to REMIC II Regular Interest II- LT7, the lesser of (i) the related fixed rate per annum equal to the related REMIC II Remittance Rate as set forth in the Preliminary Statement hereto and (ii) the Net WAC Pass-Through Rate. With respect to REMIC II Regular Interest II-LT2S, REMIC II Regular Interest II-LT3S, REMIC II Regular Interest II-LT4S, REMIC II Regular Interest II-LT5S, REMIC II Regular Interest II- LT6S, REMIC II Regular Interest II-LT7S and REMIC II Regular Interest II-LT8S, a rate per annum equal to excess of the REMIC I Remittance Rate for the related Uncertificated Corresponding Component over the REMIC II Remittance Rate for REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4, REMIC II Regular Interest II-LT5, REMIC II Regular Interest II-LT6, REMIC II Regular Interest II-LT7 and REMIC II Regular Interest II-LT8, respectively.

                  "REMIC III": The segregated pool of assets consisting of all of the REMIC II Regular Interests conveyed in trust to the Trustee, for the benefit of the REMIC III Certificateholders pursuant to Section 2.09, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

                  "REMIC III Certificate": Any Regular Certificate or Class R-III Certificate.

                  "REMIC III Certificateholder": The Holder of any REMIC III Certificate.

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  "Remittance Report": A report in form and substance acceptable to the Trust Administrator on a magnetic disk or tape prepared by the related Servicer pursuant to Section 4.03 with such additions, deletions and modifications as agreed to by the Trust Administrator and such Servicer.

                  "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term "rents from real property."

                  "REO Account": Each of the accounts maintained, or caused to be maintained, by the related Servicer in respect of an REO Property pursuant to
Section 3.23.

                  "REO Disposition": The sale or other disposition of an REO Property on behalf of REMIC I.

                  "REO Imputed Interest": As to any REO Property, for any calendar month during which such REO Property was at any time part of REMIC I, one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan, if appropriate) as of the close of business on the Distribution Date in such calendar month.

                  "REO Principal Amortization": With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section
10.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.23(c) in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the related Servicer pursuant to Section 3.23(d) for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and P&I Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

                  "REO Property": A Mortgaged Property acquired by the related Servicer on behalf of REMIC I through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.23.

                  "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit E-1 or Exhibit E-2 attached hereto.

                  "Required Overcollateralized Amount": With respect to any Distribution Date, an amount equal to $15,478,662.96 subject to the following:
(i) if the Step Up Trigger has occurred, the Required Overcollateralized Amount for such Distribution Date will be an amount equal to the entire aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of such Distribution Date; (ii) if the Step Up Trigger has not occurred but the Step Up Spread Squeeze Test is met, the Required Overcollateralized Amount for such Distribution Date will be an amount equal to the sum of (A) the Required Overcollateralized Amount for such Distribution Date determined as though the Step Up Spread Squeeze Test were not met plus (B) the Spread Squeeze Overcollateralization Increase Amount; or (iii) if neither the Step Up Trigger has occurred nor the Step Up Spread Squeeze Test is met but the Step Down Trigger has occurred, the Required Overcollateralized Amount for such Distribution Date will be an amount equal to the greater of (A) 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and (B) the lesser of (x) $15,478,662.96 and (y) the Stepped Down Required Overcollateralized Percentage of the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of such Distribution Date.

                  "Residential Dwelling": Any one of the following: (i) an attached, detached or semi-detached one-family dwelling, (ii) an attached, detached or semi-detached two- to four-family dwelling, (iii) a one-family dwelling unit in a Fannie Mae eligible condominium project, or (iv) an attached, detached or semi-detached one-family dwelling in a planned unit development, none of which is a co-operative, mobile or in the case of a Mortgage Loan serviced by New Century, a manufactured home (as defined in 42 United States Code, Section 5402(6)).

                  "Residual Certificate": Any one of the Class R-I Certificates, Class R-II Certificates or Class R-III Certificates.

                  "Residual Interest": The sole class of "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code.

                  "Responsible Officer": When used with respect to the Trustee or the Trust Administrator, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trustee or the Trust Administrator, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Rolling Delinquency Percentage": With respect to any Distribution Date, the average of the Delinquency Percentages as of the last day of each of the three (or one or two, in the case of the first and second Distribution Dates) preceding calendar months.

                  "Scheduled Principal Balance": With respect to any Mortgage
Loan: (a) as of the Cut-off Date, the outstanding principal balance of such Mortgage Loan as of such date, net of the principal portion of all unpaid Monthly Payments, if any, due on or before such date; (b) as of any Due Date subsequent to the Cut-off Date up to and including the Due Date in the calendar month in which a Liquidation Event occurs with respect to such Mortgage Loan, the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, minus the sum of (i) the principal portion of each Monthly Payment due on or before such Due Date but subsequent to the Cut-off Date, whether or not received, (ii) all Principal Prepayments received before such Due Date but after the Cut-off Date, (iii) the principal portion of all Liquidation Proceeds and Insurance Proceeds received before such Due Date but after the Cut-off Date, net of any portion thereof that represents principal due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) on a Due Date occurring on or before the date on which such proceeds were received and
(iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation occurring before such Due Date, but only to the extent such Realized Loss represents a reduction in the portion of principal of such Mortgage Loan not yet due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) as of the date of such Deficient Valuation; and (c) as of any Due Date subsequent to the occurrence of a Liquidation Event with respect to such Mortgage Loan, zero. With respect to any REO Property: (a) as of any Due Date subsequent to the date of its acquisition on behalf of the Trust Fund up to and including the Due Date in the calendar month in which a Liquidation Event occurs with respect to such REO Property, an amount (not less than zero) equal to the Scheduled Principal Balance of the related Mortgage Loan as of the Due Date in the calendar month in which such REO Property was acquired, minus the aggregate amount of REO Principal Amortization, if any, in respect of such REO Property for all previously ended calendar months; and (b) as of any Due Date subsequent to the occurrence of a Liquidation Event with respect to such REO Property, zero.

                  "Seller": Salomon Brothers Realty Corp., or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreements.

                  "Servicer Prepayment Charge Payment Amount": The amounts payable by the Servicers in respect of any waived Prepayment Charges pursuant to
Section 2.05 or Section 3.01.

                  "Servicers": New Century or any successor servicer appointed as herein provided, in its capacity as servicer hereunder with respect to the Mortgage Loans identified on Part A of Schedule 1 hereto and the Prepayment Charges identified on Part A of Schedule 2 hereto and Option One or any successor servicer appointed as herein provided, in its capacity as servicer hereunder with respect to the Mortgage Loans identified on Part B of Schedule 1 hereto and the Prepayment Charges identified on Part B of Schedule 2 hereto. References to "related Servicer", "applicable Servicer" and similar terms shall mean the Servicer only with respect to the Mortgage Loans and Prepayment Charges on the applicable part of Schedule 1 and Schedule 2 attached hereto.

                  "Servicer Event of Default": One or more of the events described in Section 7.01.

                  "Servicer Remittance Date": With respect to any Distribution Date, 5:00 p.m. New York time on the 18th day of the calendar month in which such Distribution Date occurs or, if such 18th day is not a Business Day, the Business Day immediately succeeding such 18th day.

                  "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

                  "Servicing Advances": The reasonable "out-of-pocket" costs and expenses incurred by either Servicer in connection with a default, delinquency or other unanticipated event by such Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property, and (iv) the performance of its obligations under Section 3.01, Section 3.09, Section 3.14,
Section 3.16 and Section 3.23. Neither Servicer shall be required to make any Servicing Advance in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of such Servicer, would not be ultimately recoverable from related Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  "Servicing Fee": With respect to each Mortgage Loan and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full or in part made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the applicable Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month. A portion of such Servicing Fee may be retained by any Sub- Servicer as its servicing compensation.

                  "Servicing Fee Rate": 0.50% per annum.

                  "Servicing Officer": Any officer of the applicable Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of Servicing Officers furnished by such Servicer to the Trust Administrator, the Trustee, the Certificate Insurer and the Depositor on the Closing Date, as such list may from time to time be amended.

                  "Single Certificate": With respect to any Class of Certificates (other than the Class P Certificates and the Residual Certificates), a hypothetical Certificate of such Class evidencing a Percentage Interest for such Class corresponding to an initial Certificate Principal Balance or Notional Amount of $1,000. With respect to the Class P Certificates and the Residual Certificates, a hypothetical Certificate of such Class evidencing a 100% Percentage Interest in such Class.

                  "Spread Squeeze Condition": The Spread Squeeze Condition will be met with respect to any Distribution Date on or after which the aggregate Stated Principal Balance of the Mortgage Loans and each REO Property remaining in the Trust Fund is reduced to less than 25% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, if the Spread Squeeze Percentage for such Distribution Date is less than 1.00%.

                  "Spread Squeeze Overcollateralization Increase Amount": For any Distribution Date on which the Step Up Spread Squeeze Test is met, an amount determined as follows:

                  (a) if the Spread Squeeze Condition is met for such Distribution Date, the Spread Squeeze Overcollateralization Increase Amount for such Distribution Date shall be equal to the product obtained by multiplying (i) three, (ii) the excess, if any, of 1.00% over the Spread Squeeze Percentage for such Distribution Date and (iii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date; or

                  (b) if the Spread Squeeze Condition is not met for such Distribution Date, the Spread Squeeze Overcollateralization Increase Amount for such Distribution Date shall be equal to (A) the Spread Squeeze Overcollateralization Increase Amount for the most recent Distribution Date for which the Spread Squeeze Condition was met minus
         (B) the product obtained by multiplying (i) one sixth of the amount determined under clause (A) above and (ii) the number of consecutive Distribution Dates through and including the current Distribution Date for which the Spread Squeeze Condition was not met.

                  "Spread Squeeze Percentage": With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the product of 12 and the Net Monthly Excess Spread for such Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of such Distribution Date.

                  "S&P": Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., or its successor in interest.

                  "Startup Day": With respect to any of REMIC I, REMIC II and REMIC III, the day designated as such pursuant to Section 11.01(b) hereof.

                  "Stated Principal Balance": With respect to any Mortgage Loan:
(a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, as shown in the Mortgage Loan Schedule, minus the sum of (i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor or advanced by the related Servicer and distributed pursuant to Section 4.01 on or before such date of determination, (ii) all Principal Prepayments received after the Cut-off Date, to the extent distributed pursuant to Section 4.01 on or before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds applied by the related Servicer as recoveries of principal in accordance with the provisions of Section 3.16, to the extent distributed pursuant to Section 4.01 on or before such date of determination, and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation made during or prior to the Prepayment Period for the most recent Distribution Date coinciding with or preceding such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero. With respect to any REO Property: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of REMIC I, minus the sum of (i) if such REO Property was acquired before the Distribution Date in any calendar month, the principal portion of the Monthly Payment due on the Due Date in the calendar month of acquisition, to the extent advanced by the related Servicer and distributed pursuant to Section 4.01 on or before such date of determination, and (ii) the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to
Section 4.01 on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

                  "Stayed Funds": If either Servicer is the subject of a proceeding under the federal Bankruptcy Code and the making of a Remittance (as defined in Section 7.02(b)) is prohibited by Section 362 of the federal Bankruptcy Code, funds that are in the custody of such Servicer, a trustee in bankruptcy or a federal bankruptcy court and should have been the subject of such Remittance absent such prohibition.

                  "Step Down Cumulative Loss Test": The Step Down Cumulative Loss Test will be met with respect to a Distribution Date as follows: (i) for the 36th through the 47th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is 1.50% or less; (ii) for the 48th through the 59th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is 2.00% or less; (iii) for the 60th through the 71st Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is 2.40% or less; (iv) for any Distribution Date after the 71st Distribution Date, if the Cumulative Loss Percentage for such Distribution Date is 2.75% or less.

                  "Step Down Rolling Delinquency Test": The Step Down Rolling Delinquency Test will be met with respect to a Distribution Date if the Rolling Delinquency Percentage for such Distribution Date is 10% or less.

                  "Step Down Rolling Loss Test": The Step Down Rolling Loss Test will be met with respect to a Distribution Date if the Annual Loss Percentage is less than 1.00%.

                  "Step Down Trigger": For any Distribution Date after the 36th Distribution Date, the Step Down Trigger will have occurred if each of the Step Down Cumulative Loss Test, the Step Down Rolling Delinquency Test and the Step Down Rolling Loss Test is met. In no event will the Step Down Trigger be deemed to have occurred for the 36th Distribution Date or any preceding Distribution Date.

                  "Stepped Down Required Overcollateralized Percentage": For any Distribution Date for which the Step Down Trigger has occurred, a percentage equal to (i) the percentage equivalent of a fraction, the numerator of which is $15,478,662.96 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of such Distribution Date, minus (ii) the percentage equivalent of a fraction, the numerator of which is the product of (A) the percentage calculated under clause (i) above minus 4.40%, multiplied by (B) the number of consecutive Distribution Dates through and including the Distribution Date for which the Stepped Down Required Overcollateralized Percentage is being calculated, up to a maximum of six, for which the Step Down Trigger has occurred, and the denominator of which is six.

                  "Step Up Cumulative Loss Test": The Step Up Cumulative Loss Test will be met with respect to a Distribution Date as follows: (i) for the 1st through the 12th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 1.00%; (ii) for the 13th through the 24th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 1.50%; (iii) for the 25th through the 36th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 1.90%;
(iv) for the 37th through the 48th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 2.40%; and (v) for the 49th Distribution Date and any Distribution Date thereafter, if the Cumulative Loss Percentage for such Distribution Date is more than 3.00%.

                  "Step Up Rolling Delinquency Test": The Step Up Rolling Delinquency Test will be met with respect to a Distribution Date if the Rolling Delinquency Percentage for such Distribution Date is more than 12.0%; provided, however, that the Step Up Rolling Delinquency Test shall not be considered met if the Overcollateralization Percentage is greater than or equal to the Rolling Delinquency Percentage.

                  "Step Up Rolling Loss Test": The Step Up Rolling Loss Test will be met with respect to a Distribution Date , if the Annual Loss Percentage is equal to or more than 1.40%.

                  "Step Up Spread Squeeze Test": The Step Up Spread Squeeze Test will be met with respect to a Distribution Date if the Spread Squeeze Condition is met for such Distribution Date or was met for any of the five preceding Distribution Dates.

                  "Step Up Trigger": For any Distribution Date, the Step Up Trigger will have occurred if any one of the Step Up Cumulative Loss Test, the Step Up Rolling Delinquency Test or the Step Up Rolling Loss Test is met.

                  "Sub-Servicer": Any Person with which either Servicer has entered into a Sub- Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

                  "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the applicable Servicer.

                  "Sub-Servicing Agreement": The written contract between either Servicer and a Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

                  "Substitution Shortfall Amount": As defined in Section
2.03(d).

                  "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as REMICs under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

                  "Termination Price":  As defined in Section 10.01.

                  "Terminator":  As defined in Section 10.01.

                  "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

                  "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                  "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

                  "Trust Administrator": U.S. Bank National Association, a national banking association, or its successor in interest, or any successor trustee appointed as herein provided.

                  "Trust Fund": Collectively, all of the assets of REMIC I, REMIC II and REMIC III.

                  "Trustee": Firstar Bank Milwaukee, N.A., a national banking association, or its successor in interest, or any successor trustee appointed as herein provided.

                  "Uncertificated Balance": The amount of any REMIC I Regular Interest or REMIC II Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of each REMIC I Regular Interest and each REMIC II Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial uncertificated balance. On each Distribution Date, the Uncertificated Balance of each REMIC I Regular Interest and each REMIC II Regular Interest shall be reduced by all distributions of principal made on such REMIC I Regular Interest or such REMIC II Regular Interest, as applicable, on such Distribution Date pursuant to
Section 4.01 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in
Section 4.04 and the Uncertificated Balances of REMIC I Regular Interest I-LT9 and REMIC II Regular Interest II-LT9 shall be increased by interest deferrals as provided in Section 4.01(a)(1)(A)(i) and Section 4.01(a)(1)(B)(i), respectively. The Uncertificated Balance of each REMIC I Regular Interest and each REMIC II Regular Interest shall never be less than zero.

                  "Uncertificated Corresponding Component": With respect to:
REMIC II Regular Interest II-LT1, REMIC I Regular Interest I-LT1; REMIC II Regular Interest II-LT2 and REMIC II Regular Interest II-LT2S, REMIC I Regular Interest I-LT2; REMIC II Regular Interest II-LT3 and REMIC II Regular Interest II-LT3S, REMIC I Regular Interest I-LT3; REMIC II Regular Interest II-LT4 and REMIC II Regular Interest II-LT4S, REMIC I Regular Interest I-LT4; REMIC II Regular Interest II-LT5 and REMIC II Regular Interest II-LT5S, REMIC I Regular Interest I- LT5; REMIC II Regular Interest II-LT6 and REMIC II Regular Interest II-LT6S, REMIC I Regular Interest I-LT6; REMIC II Regular Interest II-LT7 and REMIC II Regular Interest II- LT7S, REMIC I Regular Interest I-LT7; REMIC II Regular Interest II-LT8 and REMIC II Regular Interest II-LT8S, REMIC I Regular Interest I-LT8; REMIC II Regular Interest II-LT9, REMIC I Regular Interest I-LT9; and REMIC II Regular Interest II-LTP, REMIC I Regular Interest I- LTP.

                  "Uncertificated Interest": With respect to any REMIC I Regular Interest for any Distribution Date, one month's interest at the REMIC I Remittance Rate applicable to such REMIC I Regular Interest for such Distribution Date, accrued on the Uncertificated Balance thereof immediately prior to such Distribution Date. With respect to any REMIC II Regular Interest for any Distribution Date, one month's interest at the REMIC II Remittance Rate applicable to such REMIC II Regular Interest for such Distribution Date, accrued on the Uncertificated Balance thereof immediately prior to such Distribution Date. Uncertificated Interest in respect of any REMIC I Regular Interest or any REMIC II Regular Interest shall accrue on the basis of a 360-day year consisting of twelve 30-day months. Uncertificated Interest with respect to each Distribution Date, as to any REMIC I Regular Interest or REMIC II Regular Interest, shall be reduced by an amount equal to the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Distribution Date to the extent not covered by payments pursuant to Section 3.24 and (b) the aggregate amount of any Relief Act Interest Shortfall, if any allocated, in each case, to such REMIC I Regular Interest or REMIC II Regular Interest pursuant to Section 1.02. In addition, Uncertificated Interest with respect to each Distribution Date, as to any REMIC I Regular Interest or REMIC II Regular Interest, shall be reduced by Realized Losses, if any, allocated to such REMIC I Regular Interest or REMIC II Regular Interest pursuant to Section 1.02 and Section 4.04.

                  "Uncertificated Notional Amount": With respect to REMIC II Regular Interest II-LT2S, REMIC II Regular Interest II-LT3S, REMIC II Regular Interest II-LT4S, REMIC II Regular Interest II-LT5S, REMIC II Regular Interest II-LT6S, REMIC II Regular Interest II-LT7S and REMIC II Regular Interest II-LT8S, the Uncertificated Balance of REMIC I Regular Interest I-LT2, REMIC I Regular Interest I-LT3, REMIC I Regular Interest I-LT4, REMIC I Regular Interest I-LT5, REMIC I Regular Interest I-LT6, REMIC I Regular Interest I-LT7 and REMIC I Regular Interest I-LT8, respectively.

                  "Uninsured Cause": Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.14.

                  "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in regulations) or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence. The term "United States" shall have the meaning set forth in Section 7701 of the Code.

                  "Value": With respect to any Mortgaged Property relating to a Mortgage Loan serviced by New Century, the lesser of (i) the lesser of (a) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and (b) the value thereof as determined by a review appraisal conducted by New Century (in its capacity as an Originator) in accordance with New Century's underwriting guidelines, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, (A) in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the lesser of (1) the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and (2) the value thereof as determined by a review appraisal conducted by New Century (in its capacity as an Originator) in accordance with New Century's underwriting guidelines, and (B) in the case of a Mortgage Loan originated in connection with a "lease-option purchase," such value of the Mortgaged Property is based on the lower of the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination or the sale price of such Mortgaged Property if the "lease option purchase price" was set less than 12 months prior to origination, and is based on the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination if the "lease option purchase price" was set 12 months or more prior to origination. With respect to any Mortgaged Property relating to a Mortgage Loan serviced by Option One, the lesser of (i) the lesser of (a) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and (b) the value thereof as determined by a review appraisal conducted by Option One (in its capacity as an Originator) in the event any such review appraisal determines an appraised value more than 10% lower than the value thereof, in the case of a Mortgage Loan with a Loan-to--Value Ratio less than or equal to 80%, or more than 5% lower than the value thereof, in the case of a Mortgage Loan with a Loan-to-Value Ratio greater than 80%, as determined by the appraisal referred to in clause (i)(a) above, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, (A) in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the lesser of
(1) the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and (2) the value thereof as determined by a review appraisal conducted by Option One (in its capacity as Originator) in the event any such review appraisal determines an appraised value more than 10% lower than the value thereof, in the case of a Mortgage Loan with a Loan-to--Value Ratio less than or equal to 80%, or more than 5% lower than the value thereof, in the case of a Mortgage Loan with a Loan-to-Value Ratio greater than 80%, as determined by the appraisal referred to in clause (ii)(A)(1) above, and (B) in the case of a Mortgage Loan originated in connection with a "lease- option purchase," such value of the Mortgaged Property is based on the lower of the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination or the sale price of such Mortgaged Property if the "lease option purchase price" was set less than 12 months prior to origination, and is based on the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination if the "lease option purchase price" was set 12 months or more prior to origination.

                  "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. With respect to any date of determination, 98% of all Voting Rights will be allocated among the holders of the Class A Certificates and the Class CE Certificates in proportion to the then outstanding Certificate Principal Balances of their respective Certificates, 1% of all Voting Rights will be allocated to the holders of the Class P Certificates and 1/3 of 1% of all Voting Rights will be allocated among the holders of each Class of Residual Certificates. The Voting Rights allocated to each Class of Certificate shall be allocated among Holders of each such Class in accordance with their respective Percentage Interests as of the most recent Record Date.

                  SECTION 1.02. Allocation of Certain Interest Shortfalls.

                  For purposes of calculating the amount of Accrued Certificate Interest and the amount of the Interest Distribution Amounts for the Class A Certificates and the Class CE Certificates for any Distribution Date, (1) the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the related Servicer pursuant to Section 3.24) incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated among the Class CE Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Notional Amount of each such Certificate, (2) the aggregate amount of any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, among the Class CE Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Notional Amount of each such Certificate and, thereafter, among the Class A Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Certificate Principal Balance of each such Certificate and (3) the aggregate amount of any Realized Losses incurred for any Distribution Date shall be allocated among the Class CE Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Notional Amount of each such Certificate.

                  For purposes of calculating the amount of Uncertificated Interest for the REMIC I Regular Interests for any Distribution Date, (1) the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the related Servicer pursuant to Section 3.24) incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated, to Uncertificated Interest payable to REMIC I Regular Interest I-LT1 and REMIC I Regular Interest I-LT9 up to an aggregate amount equal to the REMIC I Interest Loss Allocation Amount, 98% and 2%, respectively and (2) the aggregate amount of any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to Uncertificated Interest payable to REMIC I Regular Interest I-LT1 and REMIC I Regular Interest I-LT9 up to an aggregate amount equal to the REMIC I Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter among REMIC I Regular Interest I-LT1, REMIC I Regular Interest I-LT2, REMIC I Regular Interest I-LT3, REMIC I Regular Interest I-LT4, REMIC I

Regular Interest I-LT5, REMIC I Regular Interest I-LT6, REMIC I Regular Interest I-LT7, REMIC I Regular Interest I-LT8 and REMIC I Regular Interest I-LT9 PRO RATA based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Uncertificated Balance of each such REMIC I Regular Interest.

                  All Prepayment Interest Shortfalls and Relief Act Interest Shortfalls on the REMIC II Regular Interests shall be allocated by the Trust Administrator on each Distribution Date among the REMIC II Regular Interests in the proportion that Prepayment Interest Shortfalls and Relief Act Interest Shortfalls are allocated to the related Uncertificated Corresponding Component.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

                  SECTION 2.01. Conveyance of the Mortgage Loans.

                  The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse, for the benefit of the Certificateholders and the Certificate Insurer, all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Mortgage Loans identified on the Mortgage Loan Schedule, the rights of the Depositor under the Mortgage Loan Purchase Agreements, and all other assets included or to be included in REMIC I. Such assignment includes all interest and principal received by the Depositor or either Servicer on or with respect to the Mortgage Loans (other than payments of principal and interest due on such Mortgage Loans on or before the Cut-off Date).

                  In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with, the Trust Administrator, as custodian for the Trustee (in which capacity the Trust Administrator will, unless otherwise specified, be acting under this Article II), the following documents or instruments with respect to each Mortgage Loan so transferred and assigned (a "Mortgage File"):

                         (i) (a) with respect to each Mortgage Loan on Part A of
                  the Mortgage Loan Schedule, the original Mortgage Note, endorsed in the following form: "Pay to the order of Firstar Bank Milwaukee, N.A., as Trustee under the applicable agreement, without recourse," and (b) with respect to each Mortgage Loan on Part B of the Mortgage Loan Schedule, the original Mortgage Note, endorsed in the following form: "Pay to the order of Norwest Bank Minnesota, N.A. as trustee," in each case, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee or Norwest Bank Minnesota, National Association, as applicable;

                        (ii) the original Mortgage with evidence of recording
                  thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

                       (iii) an original Assignment of the Mortgage executed in
                  the following form: "Firstar Bank Milwaukee, N.A., as Trustee under the applicable agreement";

                        (iv) the original recorded Assignment or Assignments of
                  the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii);

                         (v) the original or copies of each assumption,
                  modification, written assurance or substitution agreement, if any; and

                        (vi) the original lender's title insurance policy,
                  together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien or second lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company.

                  Within 30 Business Days following the Closing Date, Option One will prepare, execute and deliver to the Trust Administrator an endorsement for each of the Mortgage Loans on Part B of the Mortgage Loan Schedule endorsing each related Mortgage Note in the following form: "Pay to the order of Firstar Bank Milwaukee, N.A., as Trustee under the applicable agreement, without recourse" and the endorsement provided for in Section 2.01(i)(b) will be voided by the Trust Administrator.

                  The Trust Administrator, at the expense of the related Servicer, shall promptly (within sixty Business Days following the later of the Closing Date and the date of receipt by the Trust Administrator of the recording information for a Mortgage, but in no event later than ninety days following the Closing Date) submit or cause to be submitted for recording, at no expense to the Trust Fund, the Trustee, the Trust Administrator, the Certificate Insurer or the Depositor, in the appropriate public office for real property records, each Assignment referred to in Sections 2.01(iii) and (iv) above. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the related Servicer shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

                  With respect to a maximum of approximately 1.0% of the Original Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date, if any original Mortgage Note referred to in Section 2.01(i) above cannot be located, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon delivery to the Trust Administrator of a photocopy of such Mortgage Note, if available, with a lost note affidavit substantially in the form of Exhibit I attached hereto. If any of the original Mortgage Notes for which a lost note affidavit was delivered to the Trust Administrator is subsequently located, such original Mortgage Note shall be delivered to the Trust Administrator within three Business Days. If any of the documents referred to in Sections 2.01(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trust Administrator of a copy of each such document certified by the related Originator in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the related Originator, delivery to the

Trust Administrator promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. Notice shall be provided to the Trustee, the Trust Administrator, the Certificate Insurer and the Rating Agencies by the related Originator if delivery pursuant to clause (2) above will be made more than 180 days after the Closing Date. If the original lender's title insurance policy was not delivered pursuant to Section 2.01(vi) above, the Depositor shall deliver or cause to be delivered to the Trust Administrator, promptly after receipt thereof, the original lender's title insurance policy. The Depositor shall deliver or cause to be delivered to the Trust Administrator promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

                  All original documents relating to the Mortgage Loans that are not delivered to the Trust Administrator are and shall be held by or on behalf of the related Originator, the Seller, the Depositor or the related Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders and the Certificate Insurer. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Trust Administrator. Any such original document delivered to or held by the Depositor that is not required pursuant to the terms of this Section to be a part of a Mortgage File, shall be delivered promptly to the related Servicer.

                  The Depositor herewith delivers to the Trustee and the Trust Administrator an executed copy of the Mortgage Loan Purchase Agreements. In addition to the foregoing, the Depositor shall cause the Certificate Insurer to deliver the Policy to the Trust Administrator for the benefit of the Certificateholders.

                  SECTION 2.02. Acceptance of REMIC I by Trustee.

                  The Trust Administrator, on behalf of the Trustee, acknowledges receipt of the Policy and, subject to the provisions of Section
2.01 and subject to any exceptions noted on the exception report described in the next paragraph below, the documents referred to in Section 2.01 (other than such documents described in Section 2.01(v)) above and all other assets included in the definition of "REMIC I" under clauses (i), (iii), (iv) and (v) (to the extent of amounts deposited into the Distribution Account) and declares that it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of "REMIC I" in trust for the exclusive use and benefit of all present and future Certificateholders and the Certificate Insurer.

                  The Trust Administrator agrees, for the benefit of the Certificateholders and the Certificate Insurer, to review each Mortgage File on or before the Closing Date and to certify in substantially the form attached hereto as Exhibit C-1 that, (i) as to each Mortgage Loan listed on Part A of the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (a) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01(v)) required to be delivered to it pursuant to this Agreement are in its possession, (b) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (c) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i) through (iii), (vi), (x),
(xi), (xii), (xv) and (xxii) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File and (ii) as to each Mortgage Loan listed on Part B of the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (a) the documents constituting part of such Mortgage File described in Section 2.01(i) and (iii) are in its possession. It is herein acknowledged that, in conducting such review, the Trust Administrator was under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine whether they are genuine, enforceable, or appropriate for the represented purpose or whether they have actually been recorded or that they are other than what they purport to be on their face, or (ii) to determine whether any Mortgage File should include any of the documents specified in clause (v) of Section 2.01.

                  The Trust Administrator agrees, for the benefit of the Certificateholders and the Certificate Insurer, to review each Mortgage File within 60 days after the Closing Date and to certify in substantially the form attached hereto as Exhibit C-2 that, as to each Mortgage Loan listed on Part B of the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (a) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01(v)) required to be delivered to it pursuant to this Agreement are in its possession and additionally the endorsement provided in Section 2.01(i)(b) has been voided and replaced with an endorsement from Option One, endorsing each related Mortgage Note in the following form: "Pay to the order of Firstar Bank Milwaukee, N.A., as Trustee under the applicable agreement, without recourse",
(b) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (c) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i) through (iii), (vi), (x), (xi), (xii), (xv) and (xxii) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Trust Administrator was under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine whether they are genuine, enforceable, or appropriate for the represented purpose or whether they have actually been recorded or that they are other than what they purport to be on their face, or (ii) to determine whether any Mortgage File should include any of the documents specified in clause (v) of Section 2.01.

                  Prior to the first anniversary date of this Agreement the Trust Administrator shall deliver to the Depositor, each Servicer, the Trustee and the Certificate Insurer a final certification in the form annexed hereto as Exhibit C-3 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon, and the related Servicer shall forward a copy thereof to any Sub-Servicer.

                  If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trust Administrator finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trust Administrator shall so notify the Depositor, the applicable Servicer, the Trustee and the Certificate Insurer. In addition, upon the discovery by the Depositor, either Servicer, the Trust Administrator or the Trustee of a breach of any of the representations and warranties made by either Originator or the Seller in the Mortgage Loan Purchase Agreements in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties and the Certificate Insurer.

                  The Trust Administrator shall, at the written request and expense of any Certificateholder, provide a written report to such Certificateholder of all Mortgage Files released to the related Servicer for servicing purposes.

                  SECTION 2.03. Repurchase or Substitution of Mortgage Loans by
                                the Originators, the Seller or the Depositor.

                  (a) Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File or of the breach by either Originator or the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreements in respect of any Mortgage Loan that materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders, the Trust Administrator shall promptly notify the related Originator, the Seller, the related Servicer, the Master Servicer, the Trustee and the Certificate Insurer of such defect, missing document or breach and request that such Originator or the Seller, as the case may be, deliver such missing document or cure such defect or breach within 60 days from the date such Originator or the Seller, as the case may be, was notified of such missing document, defect or breach, and if the related Originator or the Seller, as the case may be, does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee, in accordance with Section 3.02(b), shall enforce the obligations of such Originator or the Seller, as the case may be, under the related Mortgage Loan Purchase Agreement to repurchase such Mortgage Loan from REMIC I at the Purchase Price within 90 days after the date on which the related Originator or the Seller, as the case may be, was notified (subject to Section 2.03(e)) of such missing document, defect or breach, if and to the extent that such Originator or the Seller, as the case may be, is obligated to do so under the related Mortgage Loan Purchase Agreement. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Collection Account and the Trust Administrator, upon receipt of written certification from the related Servicer of such deposit, shall release to the related Originator or the Seller, as the case may be, the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as such Originator or the Seller, as the case may be, shall furnish to it and as shall be necessary to vest in such Originator or the Seller, as the case may be, any Mortgage Loan released pursuant hereto and neither the Trustee nor the Trust Administrator shall have any further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, if so provided in the related Mortgage Loan Purchase Agreement, the related Originator or the Seller, as the case may be, may cause such Mortgage Loan to be removed from REMIC I (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d). It is understood and agreed that the obligation of the related Originator or the Seller, as the case may be, to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Trustee, the Certificateholders and the Certificate Insurer.

                  (b) Subject to Section 2.03(e), within 90 days of the earlier of discovery by the Depositor or receipt of notice by the Depositor of the breach of any representation or warranty of the Depositor set forth in Section
2.04 with respect to any Mortgage Loan, which materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders, the Depositor shall (i) cure such breach in all material respects, (ii) repurchase the Mortgage Loan from REMIC I at the Purchase Price or (iii) remove such Mortgage Loan from REMIC I (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d). If any such breach is a breach of any of the representations and warranties included in
Section 2.04(a)(iv), and the Depositor is unable to cure such breach, the Depositor shall repurchase or substitute the smallest number of Mortgage Loans as shall be required to make such representation or warranty true and correct. The Purchase Price for any repurchased Mortgage Loan shall be delivered to the related Servicer for deposit in the Collection Account, and the Trust Administrator, upon receipt of written certification from the related Servicer of such deposit, shall at the Depositor's direction release to the Depositor the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment furnished by the Depositor, in each case without recourse, as the Depositor shall furnish to it and as shall be necessary to vest in the Depositor any Mortgage Loan released pursuant hereto.

                  (c) Within 90 days of the earlier of discovery by the either Servicer or receipt of notice by either Servicer of the breach of any representation, warranty or covenant of such Servicer set forth in Section 2.05 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan or Prepayment Charge, such Servicer shall cure such breach in all material respects.

                  (d) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.03(a), in the case of either Originator or the Seller, or Section 2.03(b), in the case of the Depositor, must be effected prior to the date which is two years after the Startup Day for REMIC I.

                  As to any Deleted Mortgage Loan for which either Originator or the Seller or the Depositor substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by such Originator, the Seller or the Depositor, as the case may be, delivering to the Trust Administrator, on behalf of the Trustee, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers' Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. The Trust Administrator shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, review such documents as specified in Section 2.02 and deliver to the Depositor, the related Servicer, the Trustee and the Certificate Insurer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit C-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Trust Administrator shall deliver to the Depositor, the related Servicer, the Trustee and the Certificate Insurer a certification substantially in the form of Exhibit C-2 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of REMIC I and will be retained by the Depositor, the related Originator or the Seller, as the case may be. For the month of substitution, distributions to Certificateholders will reflect the Monthly Payment due on such Deleted Mortgage Loan on or before the Due Date in the month of substitution, and the Depositor, the related Originator or the Seller, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Depositor shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee and the Trust Administrator. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and, in the case of a substitution effected by either Originator or the Seller, the related Mortgage Loan Purchase Agreement, including, in the case of a substitution effected by either Originator or the Seller, all applicable representations and warranties thereof included in such Mortgage Loan Purchase Agreement, and in the case of a substitution effected by the Depositor, all applicable representations and warranties thereof set forth in Section 2.04, in each case as of the date of substitution.

                  For any month in which the Depositor, either Originator or the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the related Servicer will determine the amount (the "Substitution Shortfall Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate of, as to each such Qualified Substitute Mortgage Loan, the Scheduled Principal Balance thereof as of the date of substitution, together with one month's interest on such Scheduled Principal Balance at the applicable Net Mortgage Rate, plus all outstanding P&I Advances and Servicing Advances (including Nonrecoverable P&I Advances and Nonrecoverable Servicing Advances) related thereto. On the date of such substitution, the Depositor, the related Originator or the Seller, as the case may be, will deliver or cause to be delivered to the related Servicer for deposit in the Collection Account an amount equal to the Substitution Shortfall Amount, if any, and the Trust Administrator, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and certification by such Servicer of such deposit, shall release to the Depositor, the related Originator or the Seller, as the case may be, the related Mortgage File or Files and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Depositor, the related Originator or the Seller, as the case may be, shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

                  In addition, the Depositor, the related Originator or the Seller, as the case may be, shall obtain at its own expense and deliver to the Trust Administrator, the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on any of REMIC I, REMIC II or REMIC III, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code, or (b) any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                  (e) Upon discovery by the Depositor, either Originator, the Seller, either Servicer, the Trustee, the Trust Administrator or the Certificate Insurer that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the Trustee, the Trust Administrator, the Master Servicer, the related Servicer and the Certificate Insurer. In connection therewith, the related Originator, the Seller or the Depositor shall repurchase or, subject to the limitations set forth in
Section 2.03(d), substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Such repurchase or substitution shall be made by (i) the related Originator or the Seller, as the case may be, if the affected Mortgage Loan's status as a non-qualified mortgage is or results from a breach of any representation, warranty or covenant made by such Originator or the Seller under the related Mortgage Loan Purchase Agreement, or (ii) the Depositor, if the affected Mortgage Loan's status as a non-qualified mortgage is a breach of any representation or warranty of the Depositor set forth in Section 2.04, or if its status as a non-qualified mortgage is a breach of no representation or warranty. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a), if made by either Originator or the Seller, or Section 2.03(b), if made by the Depositor. The Trustee and the Trust Administrator shall reconvey to the Depositor, the related Originator or the Seller, as the case may be, the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

                  SECTION 2.04. Representations and Warranties of the Depositor.

                  (a) The Depositor hereby represents and warrants to the Trust Administrator and the Trustee for the benefit of the Certificateholders and the Certificate Insurer that as of the Closing Date or as of such other date specifically provided herein:

                         (i) The information set forth in the Mortgage Loan
                  Schedule for the Original Mortgage Loans is complete, true and correct in all material respects at the date or dates respecting which such information is furnished;

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



                        (ii) Except with respect to approximately 0.54% of the
                  Original Mortgage Loans which were 30 days or more but less than 60 days delinquent in their Monthly Payment as of November 30, 1998 and with respect to approximately 0.21% of the Original Mortgage Loans which were 60 days or more but less than 90 days delinquent in their Monthly Payments as of November 30, 1998, in each case, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date, as of November 30, 1998, the Monthly Payment due under each Original Mortgage Loan is not 30 or more days delinquent in payment and has not been 30 or more days delinquent in payment more than once in the twelve month period prior to November 30, 1998 (assuming that a "rolling" 30 day delinquency is considered to be delinquent only once);

                       (iii) Each Original Mortgage Loan had an original term to
                  maturity of not greater than 30 years; except with respect to approximately 13.51% of the Original Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date which are Balloon Loans, each Original Mortgage Loan is a fixed-rate mortgage loan with payments generally due on the first day of each month and each such Mortgage Loan is fully amortizing;;

                        (iv) (A) No more than approximately 29.40%,
                  approximately 10.03%, approximately 5.32%, approximately 3.92%, approximately 3.35%, approximately 3.28%, approximately 3.24% and approximately 3.24% of the Original Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date, will be secured by Mortgaged Properties located in California, Florida, Texas, Ohio, Illinois, Georgia, Pennsylvania and Washington, respectively, and no more than 3.00% of the Original Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date, will be secured by Mortgaged Properties located in any other state; (B) as of the Cut-off Date, no more than approximately 0.26% of the Original Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date, are secured by Mortgaged Properties located in any one California zip code area, and no more than approximately 16.35% of the Original Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date, are secured by units in two- to four-family dwellings, condominiums, town houses, planned unit developments or manufactured housing and;
                  (C) at least approximately 83.65% of the Original Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date, are secured by real property with a single family residence erected thereon;

                         (v) If the Mortgaged Property securing an Original
                  Mortgage Loan is identified in the Federal Register by the Federal Emergency Management Agency ("FEMA") as having special flood hazards, as of the Closing Date, such Mortgaged Property is covered by a flood insurance policy that met the requirements of FEMA at the time such policy was issued;

                        (vi) With respect to each Original Mortgage Loan, the
                  Loan-to-Value Ratio was less than or equal to 100.45% at the origination of such Original Mortgage Loan; and

                       (vii) With respect to at least approximately 89.44% of
                  the Original Mortgage Loans by outstanding principal balance as of the Cut-off Date, at the time that such Mortgage Loan was made, the Mortgagor represented that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence. With respect to approximately 10.56% of the Original Mortgage Loans by outstanding principal balance as of the Cut-off Date, at the time that such Mortgage Loan was made, the Mortgagor represented that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's secondary residence or that the Mortgaged Property would be an investor property.

                  (b) It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trust Administrator and shall inure to the benefit of the Certificateholders and the Certificate Insurer notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the Depositor, either Servicer, the Trustee or the Trust Administrator of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of any Mortgage Loan, Prepayment Charge or the interests therein of the Certificateholders and the Certificate Insurer, the party discovering such breach shall give prompt written notice to the other parties, and in no event later than two Business Days from the date of such discovery. It is understood and agreed that the obligations of the Depositor set forth in
Section 2.03(b) to cure, substitute for or repurchase a Mortgage Loan constitute the sole remedies available to the Certificateholders or to the Trust Administrator or the Trustee on their behalf respecting a breach of the representations and warranties contained in this Section 2.04.

                  SECTION 2.05. Representations, Warranties and Covenants of the
                                Servicers.

                  Each Servicer hereby represents, warrants and covenants to the Trust Administrator and the Trustee, for the benefit of each of the Trustee, the Trust Administrator, the Certificateholders, the Certificate Insurer, the Master Servicer and to the Depositor that as of the Closing Date or as of such date specifically provided herein:

                         (i) Such Servicer is a corporation duly organized,
                  validly existing and in good standing under the laws of the State of California and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Mortgage Loan and to service the Mortgage Loans in accordance with the terms of this Agreement;

                        (ii) Such Servicer has the full power and authority to
                  conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. Such Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Depositor, the Trust Administrator, the Trustee and the other Servicer, constitutes a legal, valid and binding obligation of such Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

                       (iii) The execution and delivery of this Agreement by
                  such Servicer, the servicing of the Mortgage Loans by such Servicer hereunder, the consummation by such Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of such Servicer and will not (A) result in a breach of any term or provision of the charter or by-laws of such Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which such Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to such Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over such Servicer; and such Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to such Servicer's knowledge, would in the future materially and adversely affect, (x) the ability of such Servicer to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of such Servicer taken as a whole;

                        (iv) Such Servicer is a HUD approved mortgagee pursuant
                  to Section 203 of the National Housing Act. No event has occurred, including but not limited to a change in insurance coverage, that would make such Servicer unable to comply with HUD eligibility requirements or that would require notification to HUD;

                         (v) Such Servicer does not believe, nor does it have
                  any reason or cause to believe, that it cannot perform each and every covenant made by it and contained in this Agreement;

                        (vi) With respect to each Mortgage Loan serviced by it,
                  such Servicer, or Sub-Servicer, if any, is in possession of a complete Mortgage File, except for such documents as have been delivered to the Trust Administrator;

                       (vii) No litigation is pending against such Servicer that
                  would materially and adversely affect the execution, deliver or enforceability of this Agreement or the ability of such Servicer to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

                      (viii) There are no actions or proceedings against, or
                  investigations known to it of, such Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by such Servicer of its obligations under, or validity or enforceability of, this Agreement;

                        (ix) No consent, approval, authorization or order of any
                  court or governmental agency or body is required for the execution, delivery and performance by such Servicer of, or compliance by such Servicer with, this Agreement or the consummation by it of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;

                         (x) With respect to New Century, the information set
                  forth in the applicable part of the Prepayment Charge Schedule (including the applicable part of the prepayment charge summary attached thereto) is complete, true and correct in all material respects on the date or dates when such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally or the collectability thereof may be limited due to acceleration in connection with a foreclosure) under applicable state law and with respect to Option One the information set forth in the applicable part of the Prepayment Charge Schedule (including the applicable part of the prepayment charge summary attached thereto) is complete, true and correct in all material respects, and each Prepayment Charge is permissible, enforceable and collectible under applicable state law subject to bankruptcy and equitable enforcement limitations;

                        (xi) The related Servicer will not waive any Prepayment
                  Charge unless it is waived in accordance with the standard set forth in Section 3.01; and

                       (xii) The related Servicer's computer and other systems
                  used in servicing mortgage loans will be modified and maintained to operate in a manner such that at all times, including on and after January 1, 2000, (i) such Servicer can service the Mortgage Loans in accordance with the terms of this Agreement if necessary and (ii) such Servicer can operate its business in the same manner as it is operating on the date hereof; provided that such Servicer's ability to meet the requirements of this representation may be limited in circumstances where it relies (after reasonable due diligence in inquiring into and obtaining reasonable compliance representations) on third party systems which are incompatible with those of such Servicer on or after January 1, 2000.

                  It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Trust Administrator and shall inure to the benefit of the Trust Administrator, the Trustee, the Depositor, the Certificateholders and the Certificate Insurer. Upon discovery by any of the Depositor, either Servicer, the Trust Administrator or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan, Prepayment Charge or the interests therein of the Certificateholders and the Certificate Insurer, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the Trust Administrator, the Trustee and the Certificate Insurer. Subject to Section 7.01, unless such breach shall not be susceptible of cure within 90 days, the obligation of each Servicer set forth in Section 2.03(c) to cure breaches shall constitute the sole remedy against the related Servicer available to the Certificateholders, the Depositor or the Trust Administrator and the Trustee on behalf of the Certificateholders respecting a breach of the representations, warranties and covenants contained in this Section 2.05. Notwithstanding the foregoing, within 90 days of the earlier of discovery by the related Servicer or receipt of notice by such Servicer of the breach of the representation or covenant of such Servicer set forth in Sections 2.05(x) or 2.05(xi) above which materially and adversely affects the interests of the Holders of the Class P Certificates in any Prepayment Charge, such Servicer shall remedy such breach as follows: (a) if the representation made by the related Servicer in Section 2.05(x) above is breached and a Principal Prepayment has occurred in the applicable Prepayment Period, such Servicer must pay the amount of the scheduled Prepayment Charge, for the benefit of the holder of the Class P Certificate, by depositing such amount into the Collection Account, net of any amount previously collected by such Servicer and paid by such Servicer, for the benefit of the Holders of the Class P Certificates, in respect of such Prepayment Charge; and
(b) if any of the covenants made by the related Servicer in Section 2.05(xi) above is breached, such Servicer must pay the amount of such waived Prepayment Charge, for the benefit of the holders of the Class P Certificates, by depositing such amount into the Collection Account. The foregoing shall not, however, limit any remedies available to the Certificateholders, the Depositor, the Trust Administrator or the Trustee on behalf of the Certificateholders, pursuant to the related Mortgage Loan Purchase Agreement signed by the related Servicer in its capacity as Originator, respecting a breach of the representations, warranties and covenants of such Servicer in its capacity as Originator contained in such Mortgage Loan Purchase Agreement.

                  SECTION 2.06. Issuance of the Class R-I Certificates.

                  The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it (or the Trust Administrator on its behalf) of the Mortgage Files, subject to the provisions of Section 2.01 and Section 2.02, together with the assignment to it of all other assets included in REMIC I, the receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trust Administrator, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and

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



delivered to or upon the order of the Depositor, the Class R-I Certificates in authorized denominations. The interests evidenced by the Class R-I Certificates, together with the REMIC I Regular Interests, constitute the entire beneficial ownership interest in REMIC I. The rights of the Class R-I Certificateholders and REMIC II (as holder of the REMIC I Regular Interests) to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the REMIC I Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-I Certificates and the REMIC I Regular Interests, shall be as set forth in this Agreement.

                  SECTION 2.07. Conveyance of the REMIC I Regular Interests;
                                Acceptance of REMIC II by the Trustee.

                  The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests for the benefit of the Class R-II and REMIC III Certificateholders. The Trustee acknowledges receipt of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Class R-II Certificateholders and REMIC III Certificateholders. The rights of the Class R-II Certificateholders and REMIC III (as holder of the REMIC II Regular Interests) to receive distributions from the proceeds of REMIC II in respect of the Class R-II Certificates and REMIC II Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-II Certificates and the REMIC II Regular Interests, shall be as set forth in this Agreement.

                  SECTION 2.08. Issuance of Class R-II Certificates.

                  The Trustee acknowledges the assignment to it of the REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trust Administrator has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-II Certificates in authorized denominations. The interests evidenced by the Class R-II Certificates, together with the REMIC II Regular Interests, constitute the entire beneficial ownership interest in REMIC II.

                  SECTION 2.09. Conveyance of REMIC II Regular Interests;
                                Acceptance of REMIC III by the Trustee.

                  The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests for the benefit of the REMIC III Certificateholders and the Certificate Insurer. The Trustee acknowledges receipt of the REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future REMIC III Certificateholders and the Certificate Insurer. The rights of the REMIC III Certificateholders to receive distributions from the proceeds of REMIC III in respect of the REMIC III Certificates, and all ownership interests evidenced or constituted by the REMIC III Certificates, shall be as set forth in this Agreement.

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



                  SECTION 2.10. Issuance of REMIC III Certificates.

                  The Trustee acknowledges the assignment to it of the REMIC II Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trust Administrator has executed, authenticated and delivered to or upon the order of the Depositor, the REMIC III Certificates in authorized denominations evidencing the entire beneficial ownership interest in REMIC III.





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



                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                              OF THE MORTGAGE LOANS

                  SECTION 3.01. Servicers to Act as Servicers.

                  (a) Unless otherwise specified, all references to actions to be taken or previously taken by "the Servicer" under this Article III or any other provision of this Agreement with respect to a Mortgage Loan or Mortgage Loans or with respect to an REO Property or REO Properties shall be only to actions to be taken or previously taken by each Servicer with respect to a Mortgage Loan or Mortgage Loans serviced by such Servicer or with respect to an REO Property or REO Properties administered by such Servicer. Furthermore, unless otherwise specified, all references to actions to be taken or previously taken by "the Servicer" under this Article III or any other provision of this Agreement with respect to "the Collection Account" or "the Servicing Account" shall be only to actions to be taken or previously taken by each Servicer with respect to the Collection Account or the Servicing Account to be established and maintained by such Servicer. Consistent with the foregoing, but only insofar as the context so permits, this Article III is to be read with respect to each Servicer as if such Servicer alone was servicing and administering its respective Mortgage Loans hereunder.

                  (b) The Servicer shall service and administer the Mortgage Loans on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders and the Certificate Insurer (as determined by the Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

                         (i) any relationship that the Servicer, any
                  Sub-Servicer or any Affiliate of the Servicer or any Sub-Servicer may have with the related Mortgagor;

                         (ii) the ownership or non-ownership of any Certificate
                  by the Servicer or any Affiliate of the Servicer;

                         (iii) the Servicer's obligation to make P&I Advances or
                  Servicing Advances; or

                         (iv) the Servicer's or any Sub-Servicer's right to
                  receive compensation for its services hereunder or with respect to any particular transaction.

To the extent consistent with the foregoing, New Century, as Servicer (a) shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes and (b) shall waive (or permit a subservicer to waive) a Prepayment Charge only under the following circumstances: (i) such waiver is standard and customary in servicing similar Mortgage Loans and

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



(ii) either (A) such waiver would, in the reasonable judgement of the New Century, as Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan and, if such waiver is made in connection with a refinancing of the related Mortgage Loan, such refinancing is related to a default or a reasonably foreseeable default or
(B) such waiver is made in connection with a refinancing of the related Mortgage Loan unrelated to a default or a reasonably foreseeable default where (x) the related mortgagor has stated to New Century, as Servicer or an applicable subservicer an intention to refinance the related Mortgage Loan and (y) New Century, as Servicer has concluded in its reasonable judgement that the waiver of such Prepayment Charge would induce such mortgagor to refinance with New Century. If a Prepayment Charge is waived as permitted by meeting the standards described in clauses (i) and (ii)(B) above, then New Century, in its capacity as Servicer is required to pay the amount of such waived Prepayment Charge, for the benefit of the Holders of the Class P Certificates, by depositing such amount into the Collection Account together with and at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Collection Account. To the extent consistent with the foregoing, Option One, as Servicer (a) shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes and (b) shall only waive (or permit a subservicer to waive) a Prepayment Charge or part of a Prepayment Charge if such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan, and doing so is standard and customary in servicing similar Mortgage Loans. Option One, as Servicer, may waive a Prepayment Charge on any Mortgage Loan if the related Mortgagor has chosen to refinance such Mortgage Loan through the same lender; provided, however, Option One, as Servicer, must pay the amount of the waived Prepayment Charge, for the benefit of the Holders of the Class P Certificates, by depositing such amount into the Collection Account together with and at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Collection Account. Notwithstanding any other provisions of this Agreement, any payments made by New Century in respect of any waived Prepayment Charges pursuant to clauses (i) and (ii)(B) above or any payments made by Option One in respect of any waived Prepayment Charges pursuant to the preceding sentence shall be deemed to be paid outside of the Trust Fund. Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority, acting alone or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered by the Trustee when the Servicer believes it appropriate in its best judgment in accordance with the servicing standards set forth above, to execute and deliver, on behalf of the Certificateholders and the Trustee, and upon notice to the Trustee and the Trust Administrator, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trustee and Certificateholders. The Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Servicer shall also comply in the performance of this Agreement with all reasonable

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



rules and requirements of each insurer under any standard hazard insurance policy. Subject to Section 3.17, the Trustee shall execute, at the written request of the Servicer, and furnish to the Servicer and any Sub-Servicer any special or limited powers of attorney and other documents necessary or appropriate to enable the Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder and the Trustee shall not be liable for the actions of the Servicer or any Sub-Servicers under such powers of attorney.

                  Subject to Section 3.09 hereof, in accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which advances shall be Servicing Advances reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section
3.11. Any cost incurred by the Servicer or by Sub-Servicers in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

                  Notwithstanding anything in this Agreement to the contrary, the Servicer may not make any future advances with respect to a Mortgage Loan (except as provided in Section 4.03) and the Servicer shall not (i) permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan (unless, as provided in Section 3.07, the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) or (ii) permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) and (B) cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions.

                  The Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release the Servicer from the responsibilities or liabilities arising under this Agreement.

                  SECTION 3.02. Sub-Servicing Agreements Between Servicer and
                                Sub- Servicers.

                  (a) The Servicer may enter into Sub-Servicing Agreements with Sub-Servicers for the servicing and administration of the Mortgage Loans; provided, however, that any Sub- Servicer shall be acceptable to the Certificate Insurer and provided such agreements would not result in a withdrawal or a downgrading by any Rating Agency of the rating or any shadow rating on any Class of Certificates. The Trust Administrator and the Trustee are hereby authorized to acknowledge, at the request of the Servicer, any Sub-Servicing Agreement that meets the requirements applicable to Sub-Servicing Agreements set forth in this Agreement and that is otherwise permitted under this Agreement.

                  Each Sub-Servicer shall be (i) authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement and (ii) a Freddie Mac or Fannie Mae approved mortgage servicer. Each Sub-Servicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. The Servicer will examine each Sub-Servicing Agreement and will be familiar with the terms thereof. The terms of any Sub-Servicing Agreement will not be inconsistent with any of the provisions of this Agreement. The Servicer and the Sub-Servicers may enter into and make amendments to the Sub-Servicing Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Certificateholders without the consent of the Certificate Insurer and the Holders of Certificates entitled to at least 66% of the Voting Rights; provided, further, that the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights shall not be required
(i) to cure any ambiguity or defect in a Sub-Servicing Agreement, (ii) to correct, modify or supplement any provisions of a Sub-Servicing Agreement, or
(iii) to make any other provisions with respect to matters or questions arising under a Sub- Servicing Agreement, which, in each case, shall not be inconsistent with the provisions of this Agreement. Any variation without the consent of the Certificate Insurer and the Holders of Certificates entitled to at least 66% of the Voting Rights from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Sub-Servicing Accounts, or credits and charges to the Sub-Servicing Accounts or the timing and amount of remittances by the Sub- Servicers to the Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited. The Servicer shall deliver to the Trustee, the Trust Administrator and the Certificate Insurer copies of all Sub-Servicing Agreements, and any amendments or modifications thereof, promptly upon the Servicer's execution and delivery of such instruments.

                  (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee, the Certificateholders and the Certificate Insurer, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement and of the related Originator and the Seller under the related Mortgage Loan Purchase Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Sub-Servicing Agreement, or to purchase a Mortgage Loan on account of missing or defective documentation or on account of a breach of a representation, warranty or covenant, as described in Section 2.03(a). Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed. Enforcement of the related Mortgage Loan Purchase Agreement against the related

Originator shall be effected by the Servicer to the extent it is not the related Originator, and otherwise by the Trustee in accordance with the foregoing provisions of this paragraph.

                  SECTION 3.03. Successor Sub-Servicers.

                  The Servicer or the Certificate Insurer shall be entitled to terminate any Sub- Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub- Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub- Servicer shall be assumed simultaneously by the Servicer without any act or deed on the part of such Sub-Servicer or the Servicer, and the Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.

                  Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by the Master Servicer, the Trust Administrator (if the Master Servicer is the Servicer), the Trustee (if the Trust Administrator is acting as Servicer) or the Certificate Insurer without fee, in accordance with the terms of this Agreement, in the event that the Servicer (or the Master Servicer or Trust Administrator, if such party is then acting as Servicer) shall, for any reason, no longer be the Servicer (including termination due to a Servicer Event of Default).

                  SECTION 3.04. Liability of the Servicer.

                  Notwithstanding any Sub-Servicing Agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee, the Certificateholders and the Certificate Insurer for the servicing and administering of the Mortgage Loans in accordance with the provisions of
Section 3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  SECTION 3.05. No Contractual Relationship Between
                                Sub-Servicers and the Trust Administrator, the Trustee or Certificateholders.

                  Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such shall be deemed to be between the Sub-Servicer and the Servicer alone, and the Trust Administrator, the Trustee, Certificateholders or the Certificate Insurer shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06. The Servicer shall be solely liable for all fees owed by it to any Sub-

Servicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

                  SECTION 3.06. Assumption or Termination of Sub-Servicing
                                Agreements by Trust Administrator.

                  In the event the Servicer shall for any reason no longer be the servicer (including by reason of the occurrence of a Servicer Event of Default), the Master Servicer (or if the Master Servicer is the departing Servicer, the Trust Administrator or its designee) shall thereupon assume all of the rights and obligations of the Servicer under each Sub-Servicing Agreement that the Servicer may have entered into, unless the Master Servicer (or if the Master Servicer is the departing Servicer, the Trust Administrator or the Trustee) or the Certificate Insurer elects to terminate any Sub-Servicing Agreement in accordance with its terms as provided in Section 3.03. Upon such assumption, the Master Servicer (or the Trust Administrator, its designee or the successor servicer for the Trust Administrator appointed pursuant to Section 7.02) shall be deemed, subject to Section 3.03, to have assumed all of the departing Servicer's interest therein and to have replaced the departing Servicer as a party to each Sub-Servicing Agreement to the same extent as if each Sub-Servicing Agreement had been assigned to the assuming party, except that (i) the departing Servicer shall not thereby be relieved of any liability or obligations under any Sub-Servicing Agreement that arose before it ceased to be the Servicer and (ii) none of the Master Servicer, the Trust Administrator, its designee or any successor Servicer shall be deemed to have assumed any liability or obligation of the Servicer that arose before it ceased to be the Servicer.

                  The Servicer at its expense shall, upon request of the Master Servicer (or if the Master Servicer is the departing Servicer, the Trust Administrator), deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

                  SECTION 3.07. Collection of Certain Mortgage Loan Payments.

                  The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable insurance policies, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or, if applicable, any penalty interest, or (ii) extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided, however, that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below. In the event of any such arrangement pursuant to clause (ii) above, the Servicer shall make timely advances on such Mortgage Loan during such extension pursuant to Section 4.03 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangement. Notwithstanding the foregoing, in

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



the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in Section 3.01, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan (such payment, a "Short Pay-off"), or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor (any and all such waivers, modifications, variances, forgiveness of principal or interest, postponements, or indulgences collectively referred to herein as "forbearance"), provided, however, that in no event shall the Servicer grant any such forbearance (other than as permitted by the second sentence of this Section) with respect to any one Mortgage Loan more than once in any 12 month period or more than three times over the life of such Mortgage Loan. The Servicer's analysis supporting any forbearance and the conclusion that any forbearance meets the standards of Section 3.01 (including the standard that such forbearance will maximize the timely and complete recovery of principal and interest on the Mortgage Notes) shall be reflected in writing in the Mortgage File and shall be provided to the Certificate Insurer upon request.

                  SECTION 3.08. Sub-Servicing Accounts.

                  In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account and shall comply with all requirements of this Agreement relating to the Collection Account. The Sub-Servicer shall deposit in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Sub- Servicer's receipt thereof, all proceeds of Mortgage Loans received by the Sub-Servicer less its servicing compensation to the extent permitted by the Sub-Servicing Agreement, and shall thereafter deposit such amounts in the Sub-Servicing Account, in no event more than two Business Days after the receipt of such amounts. The Sub-Servicer shall thereafter deposit such proceeds in the Collection Account or remit such proceeds to the Servicer for deposit in the Collection Account not later than two Business Days after the deposit of such amounts in the Sub-Servicing Account. For purposes of this Agreement, the Servicer shall be deemed to have received payments on the Mortgage Loans when the Sub-Servicer receives such payments.

                  SECTION 3.09. Collection of Taxes, Assessments and Similar
                                Items; Servicing Accounts.

                  The Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (the "Servicing Accounts"), into which all collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, hazard insurance premiums and comparable items for the account of the Mortgagors ("Escrow Payments") shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. The Servicer shall deposit in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer's receipt thereof, all Escrow Payments collected on account of the Mortgage Loans and shall thereafter deposit such Escrow Payments in the Servicing Accounts, in no event more than two Business Days after the receipt of such Escrow Payments, all Escrow Payments collected on account of the Mortgage Loans for the purpose of effecting the timely payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from a Servicing Account may be made only to (i) effect payment of taxes, assessments, hazard insurance premiums, and comparable items in a manner and at a time that assures that the lien priority of the Mortgage is not jeopardized (or, with respect to the payment of taxes, in a manner and at a time that avoids the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien); (ii) reimburse the Servicer (or a Sub- Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any advances made pursuant to Section
3.01 (with respect to taxes and assessments) and Section 3.14 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; or (v) clear and terminate the Servicing Account at the termination of the Servicer's obligations and responsibilities in respect of the Mortgage Loans under this Agreement in accordance with Article X. The Servicer will be responsible for the administration of the Servicing Accounts and will be obligated to make advances to such accounts when and as necessary to avoid the lapse of insurance coverage on the Mortgaged Property, or which the Servicer knows, or in the exercise of the required standard of care of the Servicer hereunder should know, is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien. If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage being imposed, the Servicer will, within 10 business days of such notice, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property. As part of its servicing duties, the Servicer or Sub-Servicers shall pay to the Mortgagors interest on funds in the Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor.

                  SECTION 3.10. Collection Account and Distribution Account.

                  (a) On behalf of the Trust Fund, the Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (such account or accounts, the "Collection Account"), held in trust for the benefit of the Trustee, the Certificateholders and the Certificate Insurer. On behalf of the Trust Fund, the Servicer shall deposit or cause to be deposited in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer's receipt thereof, and shall thereafter deposit in the Collection Account, in no event more than two Business Days after the Servicer's receipt thereof, as and when received or as otherwise required hereunder, the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal or interest on the related Mortgage Loans due on or before the Cut-off Date), or

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payments (other than Principal Prepayments) received by it on or prior to the
Cut-off Date but allocable to a Due Period subsequent thereto:

                         (i) all payments on account of principal, including
                  Principal Prepayments, on the Mortgage Loans;

                         (ii) all payments on account of interest (net of the
                  related Servicing Fee) on each Mortgage Loan;

                         (iii) all Insurance Proceeds and Liquidation Proceeds
                  (other than proceeds collected in respect of any particular REO Property and amounts paid in connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 10.01);

                         (iv) any amounts required to be deposited pursuant to
                  Section 3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account;

                         (v) any amounts required to be deposited by the
                  Servicer pursuant to the second paragraph of Section 3.14(a) in respect of any blanket policy deductibles;

                         (vi) all proceeds of any Mortgage Loan repurchased or
                  purchased in accordance with Section 2.03 or Section 10.01;

                         (vii) all amounts required to be deposited in
                  connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Section 2.03; and

                         (viii) all Prepayment Charges collected by the Servicer
                  in connection with the Principal Prepayment of any of the Mortgage Loans.

                  The foregoing requirements for deposit in the Collection Accounts shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, ancillary income and assumption fees, or insufficient funds charges need not be deposited by the Servicer in the Collection Account and may be retained by the Servicer as additional compensation. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

                  (b) On behalf of the Trust Fund, the Trust Administrator, as agent for the Trustee, shall establish and maintain one or more accounts (such account or accounts, the "Distribution Account"), held in trust for the benefit of the Trustee, the Certificateholders and the Certificate Insurer. On behalf of the Trust Fund, the Servicer shall deliver to the Trust Administrator in immediately available funds for deposit in the Distribution Account on or before

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



5:00 p.m. New York time (i) on the Servicer Remittance Date, that portion of the Available Distribution Amount (calculated without regard to the references in clause (2) of the definition thereof to amounts that may be withdrawn from the Distribution Account) for the related Distribution Date then on deposit in the Collection Account and the amount of all Prepayment Charges collected by the Servicer in connection with the Principal Prepayment of any of the Mortgage Loans then on deposit in the Collection Account, and (ii) on each Business Day as of the commencement of which the balance on deposit in the Collection Account exceeds $75,000 following any withdrawals pursuant to the next succeeding sentence, the amount of such excess, but only if the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of "Eligible Account." If the balance on deposit in the Collection Account exceeds $75,000 as of the commencement of business on any Business Day and the Collection Account constitutes an Eligible Account solely pursuant to clause
(ii) of the definition of "Eligible Account," the Servicer shall, on or before 5:00 p.m. New York time on such Business Day, withdraw from the Collection Account any and all amounts payable or reimbursable to the Depositor, the Servicer, the Trustee, the Trust Administrator, either Originator, the Seller or any Sub-Servicer pursuant to Section 3.11 and shall pay such amounts to the Persons entitled thereto.

                  (c) Funds in the Collection Account and the Distribution Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. The Servicer shall give notice to the Trustee, the Trust Administrator and the Certificate Insurer of the location of the Collection Account maintained by it when established and prior to any change thereof. The Trust Administrator shall give notice to the Servicer, the Depositor, the Trustee and the Certificate Insurer of the location of the Distribution Account when established and prior to any change thereof.

                  (d) Funds held in the Collection Account at any time may be delivered by the Servicer to the Trust Administrator for deposit in an account (which may be the Distribution Account and must satisfy the standards for the Distribution Account as set forth in the definition thereof) and for all purposes of this Agreement shall be deemed to be a part of the Collection Account; provided, however, that the Trustee and the Trust Administrator shall have the sole authority to withdraw any funds held pursuant to this subsection
(d). In the event the Servicer shall deliver to the Trust Administrator for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Trust Administrator withdraw such amount from the Distribution Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In addition, the Servicer, with respect to items (i) through (v) below, shall deliver to the Trust Administrator from time to time for deposit, and the Trust Administrator, with respect to items (i) through (vi) below, shall so deposit, in the Distribution
Account:

                         (i) any P&I Advances, as required pursuant to Section
                  4.03;

                         (ii) any amounts required to be deposited pursuant to
                  Section 3.23(d) or (f) in connection with any REO Property;


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



                         (iii) any amounts to be paid in connection with a
                  purchase of Mortgage Loans and REO Properties pursuant to
                  Section 10.01;

                         (iv) any amounts required to be deposited pursuant to
                  Section 3.24 in connection with any Prepayment Interest Shortfall;

                         (v) any Stayed Funds, as soon as permitted by the
                  federal bankruptcy court having jurisdiction in such matters; and

                         (vi) any amounts required to be transferred from the
                  Policy Payments Account pursuant to Section 9.04(b) on any Distribution Date.

                  (e) Promptly upon receipt of any Stayed Funds, whether from the Servicer, a trustee in bankruptcy, federal bankruptcy court or other source, the Trust Administrator shall deposit such funds in the Distribution Account, subject to withdrawal thereof pursuant to Section
7.02(b) or as otherwise permitted hereunder.

                  (f) The Servicer shall deposit in the Collection Account any amounts required to be deposited pursuant to Section 3.12(b) in connection with losses realized on Permitted Investments with respect to funds held in the Collection Account.

                  SECTION 3.11. Withdrawals from the Collection Account and
                                Distribution Account.

                  (a) The Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in
Section 4.03:

                         (i) to remit to the Trust Administrator for deposit in
                  the Distribution Account the amounts required to be so remitted pursuant to Section 3.10(b) or permitted to be so remitted pursuant to the first sentence of Section 3.10(d);

                        (ii) subject to Section 3.16(d), to reimburse the
                  Servicer for P&I Advances, but only to the extent of amounts received which represent Late Collections (net of the related Servicing Fees) of Monthly Payments, Liquidation Proceeds and Insurance Proceeds on Mortgage Loans with respect to which such P&I Advances were made in accordance with the provisions of Section 4.03;

                       (iii) subject to Section 3.16(d), to pay the Servicer or
                  any Sub-Servicer (a) any unpaid Servicing Fees, (b) any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Late Collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan, and (c) any Nonrecoverable Servicing Advances with respect to the final liquidation of a Mortgage Loan, but only to the extent that Late Collections, Liquidation Proceeds and Insurance Proceeds received with respect to

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



                  such Mortgage Loan are insufficient to reimburse the Servicer or any Sub-Servicer for Servicing Advances;

                         (iv) to pay to the Servicer as servicing compensation
                  (in addition to the Servicing Fee) on the Servicer Remittance Date any interest or investment income earned on funds deposited in the Collection Account;

                         (v) to pay to the Servicer, the Master Servicer, the
                  Depositor, each Originator or the Seller, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.03 or Section 3.16(c) all amounts received thereon subsequent to the date of purchase or substitution, as the case may be;

                         (vi) to reimburse the Servicer for any P&I Advance
                  previously made which the Servicer has determined to be a Nonrecoverable P&I Advance in accordance with the provisions of Section 4.03;

                         (vii) to reimburse the Servicer or the Depositor for
                  expenses incurred by or reimbursable to the Servicer or the Depositor, as the case may be, pursuant to Section 6.03;

                         (viii) to reimburse the Servicer, the Trustee or the
                  Trust Administrator, as the case may be, for expenses reasonably incurred in connection with any breach or defect giving rise to the purchase obligation under Section 2.03 or
                  Section 2.04 of this Agreement, including any expenses arising out of the enforcement of the purchase obligation;

                         (ix) to pay, or to reimburse the Servicer for Servicing
                  Advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 3.16(b); and

                         (x) to clear and terminate the Collection Account
                  pursuant to Section 10.01.

         The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (iv), (v), (vi), (viii) and (ix) above. The Servicer shall provide written notification to the Trust Administrator, on or prior to the next succeeding Servicer Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclauses (vi) and (vii) above; provided that an Officer's Certificate in the form described under Section 4.03(d) shall suffice for such written notification to the Trust Administrator in respect hereof.

                  (b) The Trust Administrator shall, from time to time, make withdrawals from the Distribution Account, for any of the following purposes, without priority:

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



                         (i) to make distributions to Certificateholders and the
                  Certificate Insurer in accordance with Section 4.01;

                         (ii) to pay to itself and the Trustee amounts to which
                  each is entitled pursuant to Section 8.05;

                         (iii) to pay to the Master Servicer on each
                  Distribution Date the Master Servicing Fee and as servicing compensation any interest or investment income earned on funds deposited in the Distribution Account pursuant to Section 3.12(c);

                         (iv) to reimburse itself pursuant to Section 7.02;

                         (v) to pay any amounts in respect of taxes pursuant to
                  Section 11.01(g)(iii); and

                         (vi) to clear and terminate the Distribution Account
                  pursuant to Section 10.01.

         Notwithstanding the foregoing, the Trust Administrator shall be entitled to withdraw amounts from the Distribution Account to transfer funds to the Expense Account on the Business Day immediately preceding each Distribution Date pursuant to Section 3.25(b) prior to any payments to Certificateholders and the Certificate Insurer pursuant to Section 4.01.

                  SECTION 3.12. Investment of Funds in the Collection Account,
                                the Expense Account and the Distribution
                                Account.

                  (a) The Servicer may direct any depository institution maintaining the Collection Account (for purposes of this Section 3.12, an "Investment Account"), and the Master Servicer may direct any depository institution maintaining the Distribution Account and the Expense Account (each, for purposes of this Section 3.12, an "Investment Account"), to invest the funds (other than the Initial Deposit) in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trust Administrator is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trust Administrator is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trust Administrator (in its capacity as such), as agent for the Trustee, or in the name of a nominee of the Trust Administrator. The Trust Administrator shall be entitled to sole possession (except with respect to investment direction of funds held in the Collection Account, the Distribution Account and the Expense Account and any income and gain realized thereon) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trust Administrator or its agent, together with any document of transfer necessary to transfer title to such investment to the Trust Administrator or its nominee.

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



In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Trust Administrator shall:

                  (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of
                           (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                  (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Trust Administrator that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

                  (b) All income and gain realized from the investment of funds deposited in the Collection Account and any REO Account held by or on behalf of the Servicer shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 3.11 or Section 3.23, as applicable. The Servicer shall deposit in the Collection Account or any REO Account, as applicable, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

                  (c) All income and gain realized from the investment of funds deposited in the Distribution Account and the Expense Account held by or on behalf of the Master Servicer shall be for the benefit of the Master Servicer and shall be subject to its withdrawal by the Trustee or the Trust Administrator for distribution in accordance with Section 3.11 or Section 3.25, as applicable. The Master Servicer shall deposit in the Distribution Account and the Expense Account, as applicable, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

                  (d) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 8.01 and Section 8.02(v), upon the request of the Certificate Insurer or the Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

                  SECTION 3.13. [intentionally omitted]

                  SECTION 3.14. Maintenance of Hazard Insurance and Errors and
                                Omissions and Fidelity Coverage.

                  (a) The Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the lesser of the current principal balance of such Mortgage Loan and the amount

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



necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. The Servicer shall also cause to be maintained fire insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property. The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.11, if received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.23, if received in respect of an REO Property. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders and the Certificate Insurer, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

                  In the event that the Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of A:X or better in Best's Key Rating Guide (or such other rating that is comparable to such rating) insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.14, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this
Section 3.14, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee, Certificateholders and the Certificate Insurer, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

                  (b) The Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Servicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of Fannie Mae or Freddie Mac if it were the purchaser of the Mortgage Loans, unless the Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of Fannie Mae or Freddie Mac, unless the Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Servicer shall be deemed to have complied with this provision if an Affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days' prior written notice to the Trustee and the Trust Administrator. The Servicer shall also cause each Sub-Servicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements.

                  SECTION 3.15. Enforcement of Due-On-Sale Clauses; Assumption
                                Agreements.

                  The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause, if any, applicable thereto; provided, however, that the Servicer shall not be required to take such action if in its sole business judgment the Servicer believes it is not in the best interests of the Trust Fund and shall not exercise any such rights if prohibited by law from doing so. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Servicer and has a credit risk rating at least equal to that of the original Mortgagor. In connection with any assumption or substitution, the Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy. Any fee collected by the Servicer in respect of an assumption, modification or substitution of liability agreement shall be retained by the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Servicer shall notify the Trustee and the Trust Administrator that any such substitution, modification or assumption agreement has been completed by forwarding to the Trust Administrator (with a copy to the Trustee) the executed original of such substitution, modification or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Servicer may be restricted by law from preventing, for any reason whatever. For purposes of this Section 3.15, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

                  SECTION 3.16. Realization Upon Defaulted Mortgage Loans.

                  (a) The Servicer shall use its best efforts, consistent with Accepted Servicing Practices, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans (including selling any such Mortgage Loans other than converting the ownership of the related properties) as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Servicer as contemplated in Section 3.11 and Section 3.23. The foregoing is subject to the provision that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

                  (b) Notwithstanding the foregoing provisions of this Section
3.16 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not, on behalf of the Trustee, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trustee, the Trust Administrator, the Trust Fund, the Certificateholders or the Certificate Insurer would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

                         (1) such Mortgaged Property is in compliance with
                  applicable environmental laws or, if not, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

                         (2) there are no circumstances present at such
                  Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property.

                  The cost of the environmental audit report contemplated by this Section 3.16 shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in
Section 3.11(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

                  If the Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund; provided that any amounts disbursed by the Servicer pursuant to this Section 3.16(b) shall constitute Servicing Advances, subject to
Section 4.03(d). The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(iii) and (a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

                  (c) The Master Servicer may at its option purchase from REMIC I any Mortgage Loan or related REO Property that is 90 days or more delinquent, which the Master Servicer determines in good faith will otherwise become subject to foreclosure proceedings (evidence of such determination to be delivered in writing to the Trust Administrator, the Trustee and the Certificate Insurer prior to purchase), at a price equal to the Purchase Price; provided, however, that (i) the Master Servicer shall purchase any such Mortgage Loans or related REO Properties on the basis of delinquency, purchasing the most delinquent Mortgage Loans or related REO Properties first and (ii) after it has purchased 5% of the Mortgage Loans and related REO

Properties (including any Mortgage Loans or related REO Properties purchased by Option One as provided below), by aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, pursuant to clause (i) above, the Master Servicer must also obtain the consent of the Certificate Insurer prior to any further purchases, provided that failure of the Certificate Insurer to respond within five Business Days following actual receipt of any such request for consent by the Master Servicer shall be deemed to constitute consent to the additional purchases identified in such request for consent. The Purchase Price for any Mortgage Loan or related REO Property purchased hereunder shall be deposited in the Distribution Account, and the Trust Administrator, upon receipt of such deposit, shall release or cause to be released to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Master Servicer shall furnish and as shall be necessary to vest in the Master Servicer title to any Mortgage Loan or related REO Property released pursuant hereto. Notwithstanding the foregoing, prior to purchasing any Mortgage Loan or related REO Property on Part B of Schedule 1 attached hereto pursuant to this
Section 3.16(c), the Master Servicer must give Option One the right of first refusal to purchase such Mortgage Loan or related REO Property by written notice; and if Option One does not exercise such right within 10 Business Days after receipt of such written notice, the Master Servicer may purchase such Mortgage Loan or related REO Property. If Option One purchases such Mortgage Loan or related REO Property, the Purchase Price shall be deposited in the Distribution Account by Option One, and the Trust Administrator, upon receipt of such deposit, shall release or cause to be released to Option One the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as Option One shall furnish and as shall be necessary to vest in Option One title to any Mortgage Loan or related REO Property released pursuant hereto.

                  (d) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: FIRST, to reimburse the Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances and P&I Advances, pursuant to Section 3.11(a)(ii) or (a)(iii); SECOND, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and THIRD, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Servicer as follows: FIRST, to unpaid Servicing Fees; and SECOND, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer or any Sub-Servicer pursuant to Section 3.11(a)(iii).

                  SECTION 3.17. Trustee and Trust Administrator to Cooperate;
                                Release of Mortgage Files.

                  (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer will notify or cause to be notified the Trust Administrator by a certification

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



in the form of Exhibit E-2 (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to
Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trust Administrator shall, within five Business Days, release and send by overnight mail, at the expense of the Servicer, the related Mortgage File to the Servicer. The Trust Administrator agrees to indemnify the Servicer, out of its own funds, for any loss, liability or expense (other than special, indirect, punitive or consequential damages which will not be paid by the Trust Administrator) incurred by the Servicer as a proximate result of the Trust Administrator's breach of its obligations pursuant to this Section 3.17. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or the Distribution Account. The Trust Administrator will provide to the Certificate Insurer and the Trustee an updated listing of any Mortgage Files released pursuant to this
Section 3.17(a) on March 30, June 30, September 30 and December 30 of each year, beginning in March 1999 and as otherwise requested by the Certificate Insurer or the Trustee.

                  (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loans, the Trust Administrator shall, upon any request made by or on behalf of the Servicer and delivery to the Trust Administrator of a Request for Release in the form of Exhibit E-l, release the related Mortgage File to the Servicer, and the Trustee shall, at the direction of the Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Servicer to return each and every document previously requested from the Mortgage File to the Trust Administrator when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered, or caused to be delivered, to the Trust Administrator an additional Request for Release certifying as to such liquidation or action or proceedings. Upon the request of the Trust Administrator, the Trustee or the Certificate Insurer, the Servicer shall provide notice to the Trust Administrator, the Trustee and the Certificate Insurer of the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, any outstanding Requests for Release with respect to such Mortgage Loan shall be released by the Trust Administrator to the Servicer or its designee.

                  (c) Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Servicer or the Sub-Servicer, as the case may be, and upon the request of the Certificate Insurer the Servicer shall deliver or cause to be delivered to the Certificate Insurer copies of, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

                  SECTION 3.18. Servicing Compensation.

                  As compensation for the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to the Master Servicing Fee with respect to each Mortgage Loan payable solely from payments of interest in respect of such Mortgage Loan. As compensation for the activities of the Servicer hereunder, the Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan payable solely from payments of interest in respect of such Mortgage Loan, subject to Section 3.24. In addition, the Servicer shall be entitled to recover unpaid Servicing Fees out of Insurance Proceeds or Liquidation Proceeds to the extent permitted by Section 3.11(a)(iii) and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.23. The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations under this Agreement; provided, however, that the Servicer may pay from the Servicing Fee any amounts due to a Sub-Servicer pursuant to a Sub-Servicing Agreement entered into under
Section 3.02.

                  Additional servicing compensation in the form of assumption fees, ancillary income and late payment charges, insufficient funds charges or otherwise (subject to Section 3.24 and other than Prepayment Charges) shall be retained by the Servicer only to the extent such fees or charges are received by the Servicer. The Servicer shall also be entitled pursuant to Section 3.11(a)(iv) to withdraw from the Collection Account and pursuant to Section 3.23(b) to withdraw from any REO Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.12 and
Section 3.24. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including premiums for the insurance required by Section 3.14, to the extent such premiums are not paid by the related Mortgagors or by a Sub-Servicer and servicing compensation of each Sub-Servicer) and shall not be entitled to reimbursement therefor except as specifically provided herein.

                  The Master Servicer shall be entitled pursuant to Section 3.11 to be paid by the Trust Administrator from the Distribution Account, pursuant to
Section 3.25 to be paid by the Trust Administrator from the Expense Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.12. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including to the extent provided herein in Section 8.05, the fees and expenses of the Trustee and the Trust Administrator) and shall not be entitled to reimbursement therefor except as specifically provided herein.

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




                  SECTION 3.19. Reports to the Trust Administrator and the
                                Trustee; Collection Account Statements.

                  Not later than twenty days after each Distribution Date, the Servicer shall forward, upon request, to the Trust Administrator, the Trustee, the Certificate Insurer and the Depositor the most current available bank statement for the Collection Account. Copies of such statement shall be provided by the Trust Administrator to any Certificateholder and to any Person identified to the Trust Administrator as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the Servicer to the Trust Administrator.

                  SECTION 3.20. Statement as to Compliance.

                  The Servicer will deliver to the Trust Administrator, the Trustee, the Certificate Insurer and the Depositor not later than 90 days following the end of the fiscal year of the Servicer, commencing in 1999, which as of the Closing Date ends on the last day in December with respect to New Century and ends on the last day of April with respect to Option One, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of any such statement shall be provided by the Trust Administrator to any Certificateholder and to any Person identified to the Trust Administrator as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the Servicer to the Trust Administrator.

                  SECTION 3.21. Independent Public Accountants' Servicing
                                Report.

                  Not later than 90 days following the end of each fiscal year of the Servicer, commencing in 1999, the Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Servicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Sub-Servicers.

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



Immediately upon receipt of such report, the Servicer shall furnish a copy of such report to the Trust Administrator, the Trustee, the Certificate Insurer and each Rating Agency. Copies of such statement shall be provided by the Trust Administrator to any Certificateholder upon request at the Servicer's expense, provided that such statement is delivered by the Servicer to the Trust Administrator.

                  SECTION 3.22. Access to Certain Documentation.

                  The Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to the documentation regarding the Mortgage Loans required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it. In addition, access to the documentation regarding the Mortgage Loans will be provided to any Certificateholder, the Certificate Insurer, the Trustee, the Trust Administrator and to any Person identified to the Servicer as a prospective transferee of a Certificate, upon reasonable request during normal business hours at the offices of the Servicer designated by it at the expense of the Person requesting such access.

                  SECTION 3.23. Title, Management and Disposition of REO
                                Property.

                  (a) The deed or certificate of sale of any REO Property shall be taken in the name of the Trustee, or its nominee, in trust for the benefit of the Certificateholders and the Certificate Insurer. The Servicer, on behalf of REMIC I, shall either sell any REO Property within three years after REMIC I acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code or request from the Internal Revenue Service, no later than 60 days before the day on which the three-year grace period would otherwise expire, an extension of the three-year grace period, unless the Servicer shall have delivered to the Trust Administrator and the Trustee an Opinion of Counsel, addressed to the Trust Administrator, the Trustee, the Certificate Insurer and the Depositor, to the effect that the holding by REMIC I of such REO Property subsequent to three years after its acquisition will not result in the imposition on REMIC I, REMIC II or REMIC III of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC under Federal law at any time that any Certificates are outstanding. The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by REMIC I, REMIC II or REMIC III of any "income from non- permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

                  (b) The Servicer shall separately account for all funds collected and received in connection with the operation of any REO Property and shall establish and maintain, or cause to be established and maintained, with respect to REO Properties an account held in trust for the Trustee for the benefit of the Certificateholders and the Certificate Insurer (the "REO Account"),

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



which shall be an Eligible Account. The Servicer shall be permitted to allow the Collection Account to serve as the REO Account, subject to separate ledgers for each REO Property. The Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.

                  (c) The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its Affiliates, all on such terms and for such period as the Servicer deems to be in the best interests of Certificateholders. In connection therewith, the Servicer shall deposit, or cause to be deposited in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer's receipt thereof, and shall thereafter deposit in the REO Account, in no event more than two Business Days after the Servicer's receipt thereof, all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

                         (i) all insurance premiums due and payable in respect
                  of such REO Property;

                         (ii) all real estate taxes and assessments in respect
                  of such REO Property that may result in the imposition of a lien thereon; and

                         (iii) all costs and expenses necessary to maintain such
                  REO Property.

To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through
(iii) above with respect to such REO Property, the Servicer shall advance from its own funds such amount as is necessary for such purposes if, but only if, the Servicer would make such advances if the Servicer owned the REO Property and if in the Servicer's judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.

                  Notwithstanding the foregoing, none of the Servicer, the Trust Administrator or the Trustee shall:

                         (i) authorize the Trust Fund to enter into, renew or
                  extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

                        (ii) authorize any amount to be received or accrued
                  under any New Lease other than amounts that will constitute Rents from Real Property;

                       (iii) authorize any construction on any REO Property,
                  other than the completion of a building or other improvement thereon, and then only if more than

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



                  ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of
                  Section 856(e)(4)(B) of the Code; or

                        (iv) authorize any Person to Directly Operate any REO
                  Property on any date more than 90 days after its date of acquisition by the Trust Fund;

unless, in any such case, the Servicer has obtained an Opinion of Counsel, provided to the Trust Administrator, the Trustee and the Certificate Insurer, to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by REMIC I, in which case the Servicer may take such actions as are specified in such Opinion of Counsel.

                  The Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

                         (i) the terms and conditions of any such contract shall
                  not be inconsistent herewith;

                         (ii) any such contract shall require, or shall be
                  administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

                         (iii) none of the provisions of this Section 3.23(c)
                  relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Trustee on behalf of the Certificateholders and the Certificate Insurer with respect to the operation and management of any such REO Property; and

                         (iv) the Servicer shall be obligated with respect
                  thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Servicer's compensation pursuant to Section 3.18 is sufficient to pay such fees; provided, however, that to the extent that any payments made by such Independent Contractor would constitute Servicing Advances if made by the Servicer, such amounts shall be reimbursable as Servicing Advances made by the Servicer.


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



                  (d) In addition to the withdrawals permitted under Section 3.23(c), the Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself or any Sub-Servicer unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and P&I Advances made in respect of such REO Property or the related Mortgage Loan. On the Servicer Remittance Date, the Servicer shall withdraw from each REO Account maintained by it and deposit into the Distribution Account in accordance with
Section 3.10(d)(ii), for distribution on the related Distribution Date in accordance with Section 4.01, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.23(c) or this Section 3.23(d).

                  (e) Subject to the time constraints set forth in Section 3.23(a), each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in its Accepted
Servicing Practices.

                  (f) The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to the Servicer or any Sub-Servicer as provided above, shall be deposited in the Distribution Account in accordance with Section 3.10(d)(ii) on the Servicer Remittance Date in the month following the receipt thereof for distribution on the related Distribution Date in accordance with Section 4.01. Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

                  (g) The Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

                  SECTION 3.24. Obligations of the Servicer in Respect of
                                Prepayment Interest Shortfalls.

                  The Servicer shall deliver to the Trust Administrator for deposit into the Distribution Account on or before 5:00 p.m. New York time on the Servicer Remittance Date from its own funds an amount equal to the lesser of
(i) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting from full or partial Principal Prepayments during the related Prepayment Period and (ii) the aggregate Servicing Fee for the related Prepayment Period. Any amounts paid by the Servicer pursuant to this
Section 3.24 shall not be reimbursed by REMIC I.


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



                  SECTION 3.25. Expense Account.

                  (a) On behalf of the Trust Fund, the Trust Administrator, as agent for the Trustee, shall establish and maintain in its name, for the benefit of the Trustee, the Certificateholders and the Certificate Insurer, the Expense Account. The Expense Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trust Administrator held pursuant to this Agreement.

                  (b) On the Business Day immediately preceding each Distribution Date, the Trust Administrator shall withdraw from the Distribution Account and deposit into the Expense Account an amount equal to 1/12 of the Certificate Insurer Premium Rate on the Certificate Principal Balance of the Class A Certificates for such Distribution Date.

                  (c) The Trust Administrator shall make withdrawals from the Expense Account to pay the Certificate Insurer Premium on each Distribution Date.

                  (d) Funds in the Expense Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. Any earnings on such amounts shall be payable to the Master Servicer on each Distribution Date as additional servicing compensation. The Trust Administrator shall give notice to the Depositor, the Trustee and the Certificate Insurer of the location of the Expense Account on the Closing Date and prior to any change thereof.

                  (e) Upon termination of the Trust Fund in accordance with
Section 10.01, any amounts remaining in the Expense Account following the payment of all unpaid Certificate Insurer Premiums shall be released to the Master Servicer as additional servicing compensation.

                  SECTION 3.26. Obligations of the Servicer in Respect of
                                Mortgage Rates and Monthly Payments.

                  In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by the Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trust Administrator for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trust Administrator, the Trustee, the Certificate Insurer, the Depositor and any successor servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement. Notwithstanding the foregoing, this Section 3.26 shall not limit the ability of the Servicer to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note, as permitted by law.

                  SECTION 3.27. Solicitations.


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



                  From and after the Closing Date, the Option One agrees that it will not take any action or permit or cause any action to be taken by any of its agents and Affiliates, or by any independent contractors or independent mortgage brokerage companies on Option One's behalf, to personally, by telephone or mail, solicit the Mortgagor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan, nor will Option One purchase any loan to a Mortgagor secured by a Mortgaged Property, in whole or in part; provided, that Option One may solicit any Mortgagor for whom Option One has received a request for verification of mortgage from an originator of mortgage loan products similar to the Mortgage Loans that indicates that such Mortgagor intends to refinance his or her Mortgage Loan, a request for demand for pay-off or a Mortgagor initiated a written or verbal communication with Option One indicating a desire to prepay the related Mortgage Loan; provided further, it is understood and agreed that promotions undertaken by Option One or any of its Affiliates which (i) concern optional insurance products or other additional products or (ii) are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 3.27.


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



                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

                  SECTION 4.01. Distributions.

                  (a)(1)(A) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests:

                         (i) to the Holders of REMIC I Regular Interests (other
                  than REMIC I Regular Interest I-LTP), in an amount equal to
                  (A) the Uncertificated Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Interest in respect of REMIC I Regular Interest I-LT9 shall be reduced when the REMIC I Overcollateralized Amount is less than the REMIC I Required Overcollateralized Amount, by the lesser of (x) the amount of such difference and (y) the Maximum I-LT9 Uncertificated Interest Deferral Amount; and

                        (ii) on each Distribution Date, to the Holders of REMIC
                  I Regular Interests, in an amount equal to the remainder of the Available Distribution Amount for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows (except as provided below):


                                    (a) to the Holders of the REMIC I Regular
                           Interest I-LTP, on the Distribution Date immediately following the expiration of the latest Prepayment Charge term as identified on the Mortgage Loan Schedule and each Distribution Date thereafter until $100 has been distributed pursuant to this clause;

                                    (b) to the Holders of the REMIC I Regular
                           Interest I-LT1, 98.00% of the amount remaining after application of clause (a), until the Uncertificated Balance of such REMIC I Regular Interest is reduced to zero and any remaining amounts to the Holders of the Class R-I Certificates;

                                    (c) to the Holders of the REMIC I Regular
                           Interest I-LT2, REMIC I Regular Interest I-LT3, REMIC I Regular Interest I-LT4, REMIC I Regular Interest I-LT5, REMIC I Regular Interest I-LT6, REMIC I Regular Interest I-LT7 and REMIC I Regular Interest I-LT8, 1.00% of the amount remaining after application of clause (a), in the same proportion as principal payments are allocated to the related Corresponding Certificate, until the Uncertificated Balances of such REMIC I Regular Interests are reduced to zero, and any remaining amounts to the Holders of the Class R-I Certificates;

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                                    (d) to the Holders of the REMIC I Regular
                           Interest I-LT9, 1.00% of the amount remaining after application of clause (a), until the Uncertificated Balance of such REMIC I Regular Interest is reduced to zero and any remaining amounts to the Holders of the Class R-I Certificates;

provided, however, that 98.00% and 2.00% of any principal payments that are attributable to a Overcollateralization Reduction Amount shall be allocated to Holders of the REMIC I Regular Interest I-LT1 and REMIC I Regular Interest I-LT9, respectively.

                  (B) On each Distribution Date, the following amounts shall be distributed by REMIC II to REMIC III on account of the REMIC II Regular
Interests:

                         (i) any amounts paid as either Uncertificated Interest
                  paid or accrued to the REMIC I Regular Interests (other than REMIC I Regular Interest I-LTP) shall be deemed to have been paid to the related Uncertificated Corresponding Component in REMIC II in accordance with the REMIC II Remittance Rates and any amounts deferred on REMIC I Regular Interest I-LT9 pursuant to Section 4.01(A)(1)(A) shall be deemed to have been deferred with respect to REMIC II Regular Interest II-LT9; and

                        (ii) any amounts paid as principal on the REMIC I
                  Regular Interests shall be deemed to have been paid to the related Uncertificated Corresponding Component in REMIC II in accordance with the same priorities and conditions.

                  (2) On each Distribution Date, the Trust Administrator shall withdraw from the Distribution Account an amount equal to the Available Distribution Amount (other than any amount in the Distribution Account that was transferred from the Policy Payments Account to the Distribution Account pursuant to Section 9.04) and distribute to the Certificateholders the following amounts, in the following order of priority:

                         (i) (a) to the Holders of the Class A Certificates, in
                  an amount (allocable among such Certificates PRO RATA in accordance with the respective amounts payable as to each pursuant to this clause (i)) equal to the aggregate of the Interest Distribution Amounts for such Distribution Date for such Certificates;

                        (ii) to the Holders of the Class A Certificates, in an
                  amount equal to the Principal Distribution Amount (except for any portion thereof consisting of any Overcollateralization Increase Amount and any amount payable pursuant to clause
                  (iii) below), in the priorities and amounts set forth in
                  Section 4.01(a)(3) below, until the Certificate Principal Balances of such Certificates have been reduced to zero;

                       (iii) to the Holders of the Class A Certificates in the
                  priorities and amounts set forth in Section 4.01(a)(3) below, payable from Net Monthly Excess Cashflow (exclusive of any Overcollateralization Reduction Amount), in an amount equal to (a) the principal portion of any Realized Losses incurred or deemed to have been incurred on the Mortgage Loans, applied to reduce the Certificate Principal Balances of such Certificates until the aggregate Certificate Principal Balance of such Certificates is reduced to zero, plus (b) the principal portion of any Realized Losses allocated to such Certificates on previous Distribution Dates but not paid under the Policy due to a Certificate Insurer Default and not previously paid pursuant to this clause (iii)(b);

                        (iv) to the Certificate Insurer, payable from Net
                  Monthly Excess Cashflow, to reimburse the Certificate Insurer for claims under the Policy, to the extent of Cumulative Insurance Payments;

                        (v) to the Holders of the Class A Certificates in the
                  priorities and amounts set forth in Section 4.01(a)(3) below, payable from Net Monthly Excess Cashflow, in an amount equal to the portion of the Principal Distribution Amount consisting of any Overcollateralization Increase Amount, applied to reduce the Certificate Principal Balances of such Certificates, until the aggregate Certificate Principal Balances of such Certificates is reduced to zero;

                        (vi) to the Holders of the Class A Certificates, payable
                  from Net Monthly Excess Cashflow, in an amount equal to any Relief Act Shortfalls that were allocated pursuant to Section 1.02;

                        (vii) to the Certificate Insurer, payable from Net
                  Monthly Excess Cashflow, any amounts remaining due to the Insurer under the terms of the Insurance Agreement (including any Premium Supplement);

                        (viii) to the Holders of the Class CE Certificates,
                  payable from Net Monthly Excess Cashflow, the Interest Distribution Amount and any Overcollateralization Reduction Amount for such Distribution Date; and

                        (ix) to the Holders of the Class R-III Certificates, any
                  remaining amounts; provided that if such Distribution Date is the Distribution Date immediately following the expiration of the latest Prepayment Charge term as identified on the Mortgage Loan Schedule or any Distribution Date thereafter, then any such remaining amounts will be distributed FIRST, to the Holders of the Class P Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and SECOND, to the Holders of the Class R-III Certificates.

                  (3) On each Distribution Date, the aggregate distributions made on such date in respect of the Class A Certificates pursuant to Section 4.01(a)(2)(ii), (a)(2)(iii) or (a)(2)(v) above shall be applied among the various Classes thereof in the following order of priority:

                  FIRST, to the holders of the Lockout Certificates, the Lockout Distribution Percentage of the Principal Distribution Amount, until the Certificate Balance of such Class has been reduced to zero;

                  SECOND, to the holders of the Class A-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

                  THIRD, to the holders of the Class A-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

                  FOURTH, to the holders of the Class A-3 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

                  FIFTH, to the holders of the Class A-4 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

                  SIXTH, to the holders of the Class A-5 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

                  SEVENTH, to the holders of the Class A-6 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; and

                  EIGHTH, to the holders of the Lockout Certificates until the Certificate Principal Balance of such Class has been reduced to zero.

         Notwithstanding the foregoing priorities, if a Certificate Insurer Default exists, the sequential nature of distributions of principal among the Class A Certificates will be disregarded and distributions allocable to principal will be paid on each succeeding Distribution Date to holders of the Class A Certificates on a PRO RATA basis, based on the Certificate Principal Balances thereof.

                  (b) On each Distribution Date, the Trust Administrator shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Charges collected by either Servicer in connection with the Principal Prepayment of any of the Mortgage Loans or any Servicer Prepayment Charge Payment Amount, and shall distribute such amounts to the Holders of the Class P Certificates. Such distributions shall not be applied to reduce the Certificate Principal Balance of the Class P Certificates.

                  (c) In addition to making the distributions required pursuant to Section 4.01(a)(2), on each Distribution Date for which there exists a Deficiency Amount, the Trust Administrator shall withdraw from the Distribution Account any amount therein that was transferred from the Policy Payments Account to the Distribution Account pursuant to Section 9.04 and distribute to the Holders of the Class A Certificates (i) an amount equal to any amount required to be paid to such Class pursuant to Section 4.01(a)(2)(i) for such Distribution Date remaining unpaid after giving effect to all distributions made pursuant to
Section 4.01(a)(2) for
such Distribution Date, (ii) an amount equal to the principal portion of any Realized Losses allocated to such Class on such Distribution Date after giving effect to all distributions made pursuant to Section 4.01(a)(2) for such Distribution Date and (iii) without duplication, any other amount constituting a Deficiency Amount.

                  (c) Each Holder of a Class A Certificate, by its acceptance of such Certificate, hereby agrees that, in the event any distribution is made to any Holder of a Class A Certificate from amounts paid under the Policy, (i) the Certificate Insurer shall be subrogated in the manner herein provided to the rights of the Holder of such Class A Certificate to receive from amounts on deposit in the Distribution Account the distributions allocable to principal and interest that would have been distributable to such Holder if no such distribution to such Holder had been made from amounts paid under the Policy; and (ii) in addition to the rights of the Holders of the Class A Certificates that the Certificate Insurer may exercise in accordance with the provisions of
Section 9.01, the Certificate Insurer may exercise any option, vote, right, power or the like with respect to each Class A Certificate for which Cumulative Insurance Payments are outstanding.

                  (d) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated PRO RATA among the outstanding Certificates in such Class based on their respective Percentage Interests. Payments in respect of each Class of Certificates on each Distribution Date will be made to the Holders of the respective Class of record on the related Record Date (except as otherwise provided in Section 4.01(f) or Section 10.01 respecting the final distribution on such Class), based on the aggregate Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Certificates having an initial aggregate Certificate Principal Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Principal Balance of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution. Payments to the Certificate Insurer on any Distribution Date will be made by wire transfer of immediately available funds to the account designated by the Certificate Insurer under the Premium Letter (as defined in the Insurance Agreement).

                  Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trust Administrator, the Trustee, the Depositor or the Servicers shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

                  (e) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. None of the Holders of any Class of Certificates, the Trust Administrator, the Trustee or the Servicers shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

                  (f) Except as otherwise provided in Section 10.01, whenever the Trust Administrator expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trust Administrator shall, no later than three (3) days before the related Distribution Date, mail to each Holder on such date of such Class of Certificates and the Certificate Insurer a notice to the effect that:

                (i) the Trust Administrator expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trust Administrator therein specified, and

               (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Trust Administrator and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(f) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trust Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall, directly or through an agent, (i) mail a final notice to the remaining non- tendering Certificateholders concerning surrender of their Certificates and (ii) pay to the Certificate Insurer any amount of such funds which were paid by the Certificate Insurer under the Policy but shall continue to hold any remaining funds for the benefit of non-tendering Certificateholders, and all liability of the Certificate Insurer with respect to such funds shall thereupon cease. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in such trust fund. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall pay to Salomon Smith Barney Inc. all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trust Administrator as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(f). Any such amounts held in trust by the Trust Administrator shall be held in an Eligible Account and the Trust Administrator may direct any depository institution maintaining such account to invest the funds in one or more Permitted Investments. All income and gain realized from the investment of funds deposited in such accounts held in trust by the Trust Administrator shall be for the benefit of the Trust Administrator; provided, however, that the Trust Administrator shall deposit in such account the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon the realization of such loss.

                  (g) Notwithstanding anything to the contrary herein, (i) in no event shall the Certificate Principal Balance of a Class A Certificate be reduced more than once in respect of any particular amount both (a) allocated to such Certificate in respect of Realized Losses pursuant to Section 4.04 and (b) distributed to the Holder of such Certificate in reduction of the Certificate Principal Balance thereof pursuant to this Section 4.01 from Net Monthly Excess Cashflow or from amounts paid under the Policy and (ii) in no event shall the Uncertificated Balance of a REMIC I Regular Interest be reduced more than once in respect of any particular amount both (a) allocated to such REMIC I Regular Interest in respect of Realized Losses pursuant to Section 4.04 and (b) distributed on such REMIC I Regular Interest in reduction of the Uncertificated Balance thereof pursuant to this Section 4.01.

                  SECTION 4.02. Statements to Certificateholders.

                  On each Distribution Date, the Trust Administrator shall prepare and forward by mail to each Holder of the Regular Certificates, a statement as to the distributions made on such Distribution Date setting forth:

                         (i) the amount of the distribution made on such
                  Distribution Date to the Holders of the Certificates of each Class allocable to principal, and the amount of the distribution made on such Distribution Date to the Holders of the Class P Certificates allocable to Prepayment Charges;

                         (ii) the amount of the distribution made on such
                  Distribution Date to the Holders of the Certificates of each Class allocable to interest;

                         (iii) the aggregate Servicing Fee received by each
                  Servicer and the aggregate Master Servicing Fee received by the Master Servicer during the related Due Period and such other customary information as the Trust Administrator deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

                         (iv) the Guaranteed Distribution for such Distribution
                  Date and the respective portions thereof allocable to principal and interest;

                         (v) the amount of any Insurance Payment made to the
                  Class A Certificates on such Distribution Date, the amount of any reimbursement payment made to the Certificate Insurer on such Distribution Date pursuant to Section 4.01(a)(2)(iv) and the amount of Cumulative Insurance Payments after giving effect to any such Insurance Payment to the Class A Certificateholders or any such reimbursement payment to the Certificate Insurer;

                         (vi) the aggregate amount of P&I Advances for such
                  Distribution Date;

                         (vii) the aggregate Stated Principal Balance of the
                  Mortgage Loans and any REO Properties as of the close of business on such Distribution Date;

                         (viii) the number, aggregate principal balance,
                  weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date;

                         (ix) the number and aggregate unpaid principal balance
                  of Mortgage Loans (a) delinquent 30 to 59 days, (b) delinquent 60 to 89 days, (c) delinquent 90 or more days, in each case, as of the last day of the preceding calendar month, (d) as to which foreclosure proceedings have been commenced and (e) with respect to which the related Mortgagor has filed for protection under applicable bankruptcy laws, with respect to whom bankruptcy proceedings are pending or with respect to whom bankruptcy protection is in force;

                         (x) with respect to any Mortgage Loan that became an
                  REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance and the Stated Principal Balance of such Mortgage Loan as of the date it became an REO Property;

                         (xi) the book value of any REO Property as of the close
                  of business on the last Business Day of the calendar month preceding the Distribution Date;

                         (xii) the aggregate amount of Principal Prepayments
                  made during the related Prepayment Period;

                         (xiii) the aggregate amount of Realized Losses incurred
                  during the related Prepayment Period (or, in the case of Bankruptcy Losses allocable to interest, during the related Due Period), separately identifying whether such Realized Losses constituted Bankruptcy Losses and the aggregate amount of Realized Losses incurred since the Closing Date;

                         (xiv) the aggregate amount of extraordinary Trust Fund
                  expenses withdrawn from the Collection Account or the Distribution Account for such Distribution Date;

                         (xv) the aggregate Certificate Principal Balance of
                  each Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses;

                         (xvi) the Certificate Factor for each such Class of
                  Certificates applicable to such Distribution Date;

                         (xvii) the Interest Distribution Amounts in respect of
                  each Class of Class A Certificates and the Class CE Certificates for such Distribution Date and, in the case of each Class of Class A Certificates, the portion thereof, if any, paid under the Policy or (in the event of a Deficiency Event) remaining unpaid following the distributions made in respect of the Class A Certificates on such Distribution Date and, in the case of the Class A Certificates or the Class CE Certificates, separately identifying any reduction thereof due to allocations of Realized Losses, Prepayment Interest Shortfalls and Relief Act Interest Shortfalls;

                         (xviii) the aggregate amount of any Prepayment Interest
                  Shortfall for such Distribution Date, to the extent not covered by payments by the Servicers pursuant to Section 3.24;

                         (xix) the aggregate amount of Relief Act Interest
                  Shortfalls for such Distribution Date;

                         (xx) the Required Overcollateralized Amount for such
                  Distribution Date;

                         (xxi) the Overcollateralization Increase Amount, if
                  any, for such Distribution Date;

                         (xxii) the Overcollateralization Reduction Amount, if
                  any, for such Distribution Date; and

                         (xxiii) the Pass-Through Rate applicable to the Class
                  CE Certificates for such Distribution Date.

                  In the case of information furnished pursuant to subclauses
(i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class.

                  Within a reasonable period of time after the end of each calendar year, the Trust Administrator shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Certificate a statement containing the information set forth in subclauses (i) through (iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trust Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trust Administrator pursuant to any requirements of the Code as from time to time are in force.

                  On each Distribution Date, the Trust Administrator shall forward to the Depositor, the Trustee, to each Holder of a Residual Certificate, the Certificate Insurer and to the Servicers, a copy of the reports forwarded to the Regular Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Residual Certificates, respectively, on such Distribution Date.

                  Within a reasonable period of time after the end of each calendar year, the Trust Administrator shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement setting forth the amount, if any, actually distributed with respect to the Residual Certificates, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

                  The Trust Administrator shall, upon request, furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide. For purposes of this Section 4.02, the Trust Administrator's duties are limited to the extent that the Trust Administrator receives timely reports as required from the Servicers.

                  On each Distribution Date the Trust Administrator shall provide Bloomberg Financial Markets, L.P. ("Bloomberg") CUSIP level factors for each class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trust Administrator and Bloomberg.

                  SECTION 4.03. Remittance Reports; P&I Advances.

                  (a) On the Business Day following each Determination Date, each Servicer shall deliver to the Trust Administrator, the Trustee and the Certificate Insurer by telecopy (or by such other means as such Servicer, the Trust Administrator, the Trustee or the Certificate Insurer, as the case may be, may agree from time to time) a Remittance Report with respect to the related Distribution Date. On the same date, the related Servicer shall forward to the Trust Administrator by overnight mail or internet mail an electronic file containing the information set forth in such Remittance Report with respect to the related Distribution Date. The Trust Administrator hereby agrees to forward a copy of the Remittance Report received from Option One in electronic format to the Master Servicer by the Business Day following its receipt thereof. Such Remittance Reports will include (i) the amount of P&I Advances to be made by the related Servicer in respect of the related Distribution Date, the aggregate amount of P&I Advances outstanding after giving effect to such P&I Advances, and the aggregate amount of Nonrecoverable P&I Advances in respect of such Distribution Date and (ii) such other information with respect to the Mortgage Loans as the Trust Administrator may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 4.01 and to prepare the statements to Certificateholders contemplated by Section
4.02. Not later than the close of business on the third Business Day prior to the Distribution Date, the Trust Administrator shall deliver or cause to be delivered to the Certificate Insurer, in addition to the information provided on the Remittance Report, a report setting forth (i) the Guaranteed Distribution for such Distribution Date, separately identifying the portions thereof allocable to principal and interest; (ii) the Available Distribution Amount for such Distribution Date; (iii) whether the Available Distribution Amount expected to be on deposit in the Distribution Account on such Distribution Date will be sufficient to cover the Guaranteed Distribution and, if not, the amount of the shortfall; (iv) with respect to any reimbursement to be made to the Certificate Insurer on such Distribution Date pursuant to Section 4.01(a)(2)(iv), the amount, if any, allocable to principal and the amount allocable to interest; and (v) Cumulative Insurance Payments after giving effect to the distributions to be made on such Distribution Date. The Trust Administrator shall not be responsible (except with regard to any information regarding the Prepayment Charges to the extent set forth below) to recompute, recalculate or verify any information provided to it by the Servicers. Notwithstanding the foregoing, in connection with any Principal Prepayment on any Mortgage Loan listed on Schedule 2 hereto, the Trust Administrator shall verify that the related Prepayment Charge was delivered to the Trust Administrator for deposit in the Distribution Account in the amount set forth on such Schedule 2 or that such Prepayment Charge was waived in accordance with the terms hereof.

                  (b) The amount of P&I Advances to be made by each Servicer for any Distribution Date shall equal, subject to Section 4.03(d), the sum of (i) the aggregate amount of Monthly Payments (with each interest portion thereof net of the related Servicing Fee), due on the related Due Date in respect of the Mortgage Loans (other than with respect to any Balloon Loan with a delinquent Balloon Payment as described in clause (iii) below), which Monthly Payments were delinquent as of the close of business on the related Determination Date, plus
(ii) with respect to each REO Property (other than with respect to any REO Property relating to a Balloon Loan with a Delinquent Balloon Payment as described in clause (iv) below), which REO Property was acquired during or prior to the related Prepayment Period and as to which REO Property an REO Disposition did not occur during the related Prepayment Period, an amount equal to the excess, if any, of the REO Imputed Interest on such REO Property for the most recently ended calendar month, over the net income from such REO Property transferred to the Distribution Account pursuant to Section 3.23 for distribution on such Distribution Date, plus (iii) with respect to each Balloon Loan with a delinquent Balloon Payment, an amount equal to the assumed monthly principal and interest payment (with each interest portion thereof net of the related Servicing Fee) that would have been due on the related Due Date based on the original principal amortization schedule for such Balloon Loan assuming such Mortgage Loan was not a Balloon Loan, plus (iv) with respect to each REO Property relating to a Balloon Loan with a delinquent Balloon Payment, which REO Property was acquired during or prior to the related Prepayment Period and as to which REO Property an REO Disposition did not occur during the related Prepayment Period, an amount equal to the excess, if any, of the assumed monthly principal and interest payment (with each interest portion thereof net of the related Servicing Fee) that would have been due on the related Due Date based on the original principal amortization schedule for the related Balloon Loan assuming such Mortgage Loan was not a Balloon Loan, over the net income from such REO Property transferred to the Distribution Account pursuant to Section
3.23 for distribution on such Distribution Date.

                  On or before 5:00 p.m. New York time on the Servicer Remittance Date, each Servicer shall remit in immediately available funds to the Trust Administrator for deposit in the Distribution Account an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Distribution Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of Collection Account that amounts held for future distribution have been, as permitted by this

Section 4.03, used by such Servicer in discharge of any such P&I Advance) or
(iii) in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made by such Servicer with respect to the Mortgage Loans and REO Properties. Any amounts held for future distribution and so used shall be appropriately reflected in the related Servicer's records and replaced by the such Servicer by deposit in the Collection Account on or before any future Servicer Remittance Date to the extent that the Available Distribution Amount for the related Distribution Date (determined without regard to P&I Advances to be made on the Servicer Remittance Date) shall be less than the total amount that would be distributed to the Classes of Certificateholders pursuant to Section 4.01 on such Distribution Date if such amounts held for future distributions had not been so used to make P&I Advances. The Trust Administrator will provide notice to the Trustee, the applicable Servicer and the Certificate Insurer by telecopy by the close of business on the Business Day immediately following the Servicer Remittance Date in the event that the amount remitted by such Servicer to the Trust Administrator on such date is less than the P&I Advances required to be made by such Servicer for the related Distribution Date.

                  (c) The obligation of each Servicer to make such P&I Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section.

                  (d) Notwithstanding anything herein to the contrary, no P&I Advance or Servicing Advance shall be required to be made hereunder by either Servicer if such P&I Advance or Servicing Advance would, if made, constitute a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, respectively. The determination by either Servicer that it has made a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance or that any proposed P&I Advance or Servicing Advance, if made, would constitute a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, respectively, shall be evidenced by an Officers' Certificate of such Servicer delivered to the Depositor, the Trust Administrator, the Trustee and the Certificate Insurer.

                  (e) If, at the close of business on the third Business Day prior to any Distribution Date, the funds on deposit in the Distribution Account are less than the Guaranteed Distribution for such Distribution Date, the Trust Administrator shall give notice by telephone or telecopy of the amount of such deficiency, confirmed in writing in the form set forth as Exhibit A to the Endorsement of the Policy, to the Certificate Insurer and the Fiscal Agent (as defined in the Policy), if any, at or before 10:00 a.m., New York time, on the second Business Day prior to such Distribution Date.

                  SECTION 4.04. Allocation of Realized Losses.

                  (a) Prior to each Determination Date, each Servicer shall determine as to each Mortgage Loan and REO Property: (i) the total amount of Realized Losses, if any, incurred in connection with any Final Recovery Determinations made during the related Prepayment Period; (ii) whether and the extent to which such Realized Losses constituted Bankruptcy Losses; and (iii)

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the respective portions of such Realized Losses allocable to interest and allocable to principal. Prior to each Determination Date, each Servicer shall also determine as to each Mortgage Loan: (i) the total amount of Realized Losses, if any, incurred in connection with any Deficient Valuations made during the related Prepayment Period; and (ii) the total amount of Realized Losses, if any, incurred in connection with Debt Service Reductions in respect of Monthly Payments due during the related Due Period. The information described in the two preceding sentences that is to be supplied by the Servicers shall be evidenced by an Officers' Certificate delivered to the Trust Administrator, the Trustee and the Certificate Insurer by the related Servicer prior to the Determination Date immediately following the end of (i) in the case of Bankruptcy Losses allocable to interest, the Due Period during which any such Realized Loss was incurred, and (ii) in the case of all other Realized Losses, the Prepayment Period during which any such Realized Loss was incurred.

                  (b) All Realized Losses on the Mortgage Loans allocated to any REMIC II Regular Interest pursuant to Section 4.04(c) on the Mortgage Loans shall be allocated by the Trust Administrator on each Distribution Date as follows: first, to Net Monthly Excess Cashflow; second, to the Class CE Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and third, among the Class A Certificates on a PRO RATA basis. All Realized Losses to be allocated to the Certificate Principal Balances of all Classes on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided above. All references above to the Certificate Principal Balance of any Class of Certificates shall be to the Certificate Principal Balance of such Class immediately prior to the relevant Distribution Date, before reduction thereof by any Realized Losses, in each case to be allocated to such Class of Certificates, on such Distribution Date. No allocations of Realized Losses pursuant to this Section 4.04 shall affect any liability of the Certificate Insurer with respect to such amounts under the Policy.

                  Any allocation of Realized Losses to a Class A Certificate on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated; any allocation of Realized Losses to a Class CE Certificate shall be made by reducing the amount otherwise payable in respect thereof pursuant to Section 4.01(a)(2)(viii). No allocations of any Realized Losses shall be made to the Certificate Principal Balance of the Class P Certificates.

                  As used herein, an allocation of a Realized Loss on a "PRO RATA basis" among two or more specified Classes of Certificates means an allocation on a PRO RATA basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date. All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

                  (c) All Realized Losses on the Mortgage Loans shall be allocated by the Trust Administrator on each Distribution Date to the following REMIC I Regular Interests in the specified percentages, as follows: first, to Uncertificated Interest payable to the REMIC I Regular Interest I-LT1 and REMIC I Regular Interest I-LT9 up to an aggregate amount equal to the

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REMIC I Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Balances of the REMIC I Regular Interest I-LT1 and REMIC I Regular Interest I- LT9 up to an aggregate amount equal to the REMIC I Principal Loss Allocation Amount, 98% and 2%, respectively; third, 98% to the Uncertificated Balance of REMIC I Regular Interest I-LT1, 1% to the Uncertificated Balances of REMIC I Regular Interest I-LT2, REMIC I Regular Interest I-LT3, REMIC I Regular Interest I-LT4, REMIC I Regular Interest I-LT5, REMIC I Regular Interest I-LT6, REMIC I Regular Interest I-LT7 and REMIC I Regular Interest I-LT8 on a PRO RATA basis and 1% to REMIC I Regular Interest I-LT9.

                  (d) All Realized Losses on the REMIC II Regular Interests shall be allocated by the Trust Administrator on each Distribution Date among the REMIC II Regular Interests in the proportion that Realized Losses are allocated to the related Uncertificated Corresponding Component; Realized Losses allocated to principal on REMIC I Regular Interest I-LT2, REMIC I Regular Interest I-LT3, REMIC I Regular Interest I-LT4, REMIC I Regular Interest I-LT5, REMIC I Regular Interest I-LT6, REMIC I Regular Interest I-LT7 and REMIC I Regular Interest I-LT8 shall be allocated to REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4, REMIC II Regular Interest II-LT5, REMIC II Regular Interest II-LT6, REMIC II Regular Interest II-LT7 and REMIC II Regular Interest II-LT8, respectively.

                  As used herein, an allocation of a Realized Loss on a "PRO RATA basis" among the REMIC I Regular Interests (other than REMIC I Regular Interest I-LTP) means an allocation on a PRO RATA basis among the REMIC I Regular Interests (other than REMIC I Regular Interest I- LTP) on the basis of their then outstanding Uncertificated Balances, in each case prior to giving effect to distributions to be made on such Distribution Date.

                  SECTION 4.05. Compliance with Withholding Requirements .

                  Notwithstanding any other provision of this Agreement, the Trust Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trust Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trust Administrator does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trust Administrator shall indicate the amount withheld to such Certificateholders.

                  SECTION 4.06. Exchange Commission; Additional Information.

                  Within 15 days after each Distribution Date, the Trust Administrator shall file with the Commission via the Electronic Data Gathering and Retrieval System, a Form 8-K with a copy of the statement to Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30, 1999, the Trust Administrator shall file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. Prior to March 30, 1999, the Trust Administrator shall file a Form 10-K, substantially in the form attached hereto as Exhibit H, with respect to the Trust Fund. The Depositor hereby grants to the Trust Administrator a limited power of attorney to

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execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until the earlier of (i) receipt by the Trust Administrator from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. Upon request, the Trust Administrator shall deliver to the Depositor a copy of any Form 8-K or Form 10-K filed pursuant to this Section 4.06.

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                                    ARTICLE V

                                THE CERTIFICATES

                  SECTION 5.01. The Certificates.

                  (a) The Certificates in the aggregate will represent the entire beneficial ownership interest in the Mortgage Loans and all other assets included in REMIC I.

                  The Certificates will be substantially in the forms annexed hereto as Exhibits A-1 through A-12. The Certificates of each Class will be issuable in registered form only, in denominations of authorized Percentage Interests as described in the definition thereof. Each Certificate will share ratably in all rights of the related Class.

                  Upon original issue, the Certificates shall be executed by the Trustee, and authenticated and delivered by the Trustee or the Trust Administrator to or upon the order of the Depositor. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee or the Trust Administrator by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee or the Trust Administrator shall bind the Trustee or the Trust Administrator, as applicable, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Trustee or the Trust Administrator by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                  (b) The Class A Certificates shall initially be issued as one or more Certificates held by the Book-Entry Custodian or, if appointed to hold such Certificates as provided below, the Depository and registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trust Administrator except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The Trust Administrator is hereby initially appointed as the Book-Entry Custodian and hereby

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



agrees to act as such in accordance herewith and in accordance with the agreement that it has with the Depository authorizing it to act as such. The Book-Entry Custodian may, and, if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by a written instrument delivered to the Depositor, each Servicer, the Certificate Insurer, the Trustee and, if the Trust Administrator is not the Book-Entry Custodian, the Trust Administrator, any other transfer agent (including the Depository or any successor Depository) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depository or any successor Depository may prescribe, provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any such appointment of other than the Depository. If the Trust Administrator resigns or is removed in accordance with the terms hereof, the Trustee, the successor trust administrator or, if it so elects, the Depository shall immediately succeed to its predecessor's duties as Book-Entry Custodian. The Depositor shall have the right to inspect, and to obtain copies of, any Certificates held as Book-Entry Certificates by the Book-Entry Custodian.

                  The Trust Administrator, the Trustee, each Servicer, the Certificate Insurer and the Depositor may for all purposes (including the making of payments due on the Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trust Administrator may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

                  If (i)(A) the Depositor advises the Trust Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (B) the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option advises the Trust Administrator in writing that it elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Servicer Event of Default, Certificate Owners representing in the aggregate not less than 51% of the Ownership Interests of the Book-Entry Certificates advise the Trust Administrator through the Depository, in writing, that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trust Administrator shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trust Administrator of the Book-Entry Certificates by the Book-Entry Custodian or the Depository, as applicable, accompanied by registration instructions from the Depository for registration of transfer, the Trust Administrator shall issue the Definitive Certificates. Such Definitive Certificates will be issued in minimum denominations of $10,000, except that any beneficial ownership that was represented by a Book-Entry Certificate in an amount less than $10,000 immediately prior to the issuance of a Definitive Certificate shall be issued in a minimum denomination equal to the amount

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



represented by such Book-Entry Certificate. None of the Depositor, the Servicers, the Trust Administrator or the Trustee shall be liable for any delay in the delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trust Administrator, to the extent applicable with respect to such Definitive Certificates, and the Trust Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

                  SECTION 5.02. Registration of Transfer and Exchange of
                                Certificates.

                  (a) The Trust Administrator shall cause to be kept at one of the offices or agencies to be appointed by the Trust Administrator in accordance with the provisions of Section 8.11 a Certificate Register for the Certificates in which, subject to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

                  (b) No transfer of any Class CE Certificate, Class P Certificate or Residual Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of a Class CE Certificate, Class P Certificate or Residual Certificate is to be made without registration or qualification (other than in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor), the Trust Administrator shall require receipt of:
(i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder's prospective transferee, substantially in the forms attached hereto as Exhibit F-1; and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trust Administrator, the Trustee, each Servicer in its capacity as such, any Sub- Servicer or the Certificate Insurer), together with copies of the written certification(s) of the Certificateholder desiring to effect the transfer and/or such Certificateholder's prospective transferee upon which such Opinion of Counsel is based, if any. None of the Depositor, the Trust Administrator or the Trustee is obligated to register or qualify any such Certificates under the 1933 Act or any other securities laws or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification. Any Certificateholder desiring to effect the transfer of any such Certificate shall, and does hereby agree to, indemnify the Trust Administrator, the Trustee, the Depositor, the Servicers and the Certificate Insurer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  (c) No transfer of a Class CE Certificate, Class P Certificate or Residual Certificate or any interest therein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "Plan Assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101 ("Plan Assets") unless the Depositor, the Trust Administrator, the Trustee, the Certificate Insurer and the Servicers are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trust Administrator, the Trustee, the Certificate Insurer and the Servicers that the purchase of such Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, either Servicer, the Trust Administrator, the Trustee, the Certificate Insurer or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Servicers, the Trust Administrator, the Trustee, the Certificate Insurer or the Trust Fund. In lieu of such Opinion of Counsel, any prospective Transferee of such Certificates may provide a certification in the form of Exhibit G to this Agreement (or other form acceptable to the Depositor, the Trust Administrator, the Trustee, the Certificate Insurer and the Servicers), which the Trust Administrator may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor any certification will be required in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets) and the Trust Administrator shall be entitled to conclusively rely upon a representation (which, upon the request of the Trust Administrator, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

                  (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trust Administrator or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                                    (A) Each Person holding or acquiring any
                           Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trust Administrator of any change or impending change in its status as a Permitted Transferee.

                                    (B) In connection with any proposed Transfer
                           of any Ownership Interest in a Residual Certificate, the Trust Administrator shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of, an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit F-2) from the proposed Transferee, in form and substance satisfactory to the Trust Administrator, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the

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



                           Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

                                    (C) Notwithstanding the delivery of a
                           Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trust Administrator who is assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                                    (D) Each Person holding or acquiring any
                           Ownership Interest in a Residual Certificate shall agree (x) to require a transferor affidavit (a "Transferor Affidavit," in the form attached hereto as Exhibit F-2) from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (y) not to transfer its Ownership Interest unless it provides a Transferor Affidavit (in the form attached hereto as Exhibit F-2) to the Trust Administrator stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

                                    (E) Each Person holding or acquiring an
                           Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trust Administrator written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a "pass-through interest holder."

                        (ii) The Trust Administrator will register the Transfer
                  of any Residual Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trust Administrator as a condition to such registration. In addition, no Transfer of a Residual Certificate shall be made unless the Trust Administrator shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is a Permitted Transferee.

                       (iii) (A) If any purported Transferee shall become a
                  Holder of a Residual Certificate in violation of the provisions of this Section 5.02(d), then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights as holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trust Administrator shall be under no

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



                  liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this
                  Section 5.02(d) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                                    (B) If any purported Transferee shall become
                  a holder of a Residual Certificate in violation of the restrictions in this Section 5.02(d) and to the extent that the retroactive restoration of the rights of the holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trust Administrator shall have the right, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trust Administrator on such terms as the Trust Administrator may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Trust Administrator. Such purchaser may be the Trust Administrator itself or any Affiliate of the Trust Administrator. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trust Administrator or its Affiliates), expenses and taxes due, if any, will be remitted by the Trust Administrator to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Trust Administrator, and the Trust Administrator shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

                        (iv) The Trust Administrator shall make available to the
                  Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in
                  Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization. Reasonable compensation for providing such information may be accepted by the Trust Administrator.

                         (v) The provisions of this Section 5.02(d) set forth
                  prior to this subsection (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trust Administrator at the expense of the party seeking to modify, add to or eliminate any such provision the following:

                                    (A) written notification from each Rating
                           Agency to the effect that the modification, addition to or elimination of such provisions will not

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



                           cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and

                                    (B) an Opinion of Counsel, in form and
                           substance satisfactory to the Trust Administrator, to the effect that such modification of, addition to or elimination of such provisions will not cause any of REMIC I, REMIC II or REMIC III to cease to qualify as a REMIC and will not cause any of REMIC I, REMIC II or REMIC III, as the case may be, to be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person that is not a Permitted Transferee or a Person other than the prospective transferee to be subject to a REMIC-tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

                  (e) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at any office or agency of the Trust Administrator maintained for such purpose pursuant to Section 8.11, the Trust Administrator shall execute, authenticate and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

                  (f) At the option of the Holder thereof, any Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency of the Trust Administrator maintained for such purpose pursuant to Section 8.11. Whenever any Certificates are so surrendered for exchange the Trust Administrator shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trust Administrator) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trust Administrator duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  (g) No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  (h) All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Trust Administrator in accordance with its customary procedures.

                  SECTION 5.03. Mutilated, Destroyed, Lost or Stolen
                                Certificates.

                  If (i) any mutilated Certificate is surrendered to the Trust Administrator, or the Trust Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to each of the Trustee and the Trust Administrator such security or indemnity as may be required by it to save it harmless, then, in the absence of actual knowledge by the Trust Administrator or the Trustee that such Certificate has been acquired by

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



a bona fide purchaser, the Trustee, or the Trust Administrator on behalf of the Trustee shall execute, and the Trustee or the Trust Administrator shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trust Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Trust Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  SECTION 5.04. Persons Deemed Owners.

                  The Depositor, each Servicer, the Trust Administrator, the Trustee, the Certificate Insurer and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Depositor, the Servicers, the Trust Administrator, the Trustee or any agent of any of them shall be affected by notice to the contrary.

                  SECTION 5.05. Certain Available Information.

                  On or prior to the date of the first sale of any Class CE Certificate, Class P Certificate or Residual Certificate to an Independent third party, the Depositor shall provide to the Trust Administrator ten copies of any private placement memorandum or other disclosure document used by the Depositor in connection with the offer and sale of such Certificate. In addition, if any such private placement memorandum or disclosure document is revised, amended or supplemented at any time following the delivery thereof to the Trust Administrator, the Depositor promptly shall inform the Trust Administrator of such event and shall deliver to the Trust Administrator ten copies of the private placement memorandum or disclosure document, as revised, amended or supplemented. The Trust Administrator shall maintain at its Corporate Trust Office and shall make available free of charge during normal business hours for review by any Holder of a Certificate or any Person identified to the Trust Administrator as a prospective transferee of a Certificate, originals or copies of the following items: (i) in the case of a Holder or prospective transferee of a Class CE Certificate, Class P Certificate or Residual Certificate, the related private placement memorandum or other disclosure document relating to such Class of Certificates, in the form most recently provided to the Trust Administrator; and (ii) in all cases, (A) this Agreement and any amendments hereof entered into pursuant to Section 12.01, (B) all monthly statements required to be delivered to Certificateholders of the relevant Class pursuant to Section 4.02 since the Closing Date, and all other notices, reports, statements and written communications delivered to the Certificateholders of the relevant Class pursuant to this Agreement since the Closing Date, (C) all certifications delivered by a Responsible Officer of the Trust Administrator since the Closing Date pursuant to Section 11.01(h), (D) any and all Officers' Certificates delivered to the Trust Administrator by either Servicer since the Closing Date to

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evidence such Servicer's determination that any P&I Advance or Servicing Advance was, or if made, would be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, respectively, and (E) any and all Officers' Certificates delivered to the Trust Administrator by the Servicers since the Closing Date pursuant to Section 4.04(a). Copies and mailing of any and all of the foregoing items will be available from the Trust Administrator upon request at the expense of the Person requesting the same.

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



                                   ARTICLE VI

                         THE DEPOSITOR AND THE SERVICERS

                  SECTION 6.01. Liability of the Depositor and the Servicers.

                  The Depositor and each Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Depositor and each Servicer herein.

                  SECTION 6.02. Merger or Consolidation of the Depositor or the
                                Servicers.

                  Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. Subject to the following paragraph, each Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. The Depositor and each Servicer will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  The Depositor or either Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor or such Servicer shall be a party, or any Person succeeding to the business of the Depositor or such Servicer, shall be the successor of the Depositor or such Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to such Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that the Rating Agencies' ratings and shadow ratings of the Class A Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

                  SECTION 6.03. Limitation on Liability of the Depositor, the
                                Servicers and Others.

                  None of the Depositor, either Servicer or any of the directors, officers, employees or agents of the Depositor or either Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, either Servicer or any such person against any breach of warranties, representations or covenants made herein, or against any specific liability imposed on the Depositor or such Servicer pursuant hereto, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, each

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Servicer and any director, officer, employee or agent of the Depositor or such
Servicer may rely in good faith on any document of any kind which, PRIMA FACIE, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, each Servicer and any director, officer, employee or agent of the Depositor or such Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor either Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that each of the Depositor and each Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, unless the Depositor or either Servicer acts without the consent of the Certificate Insurer prior to a Certificate Insurer Default or without the consent of Holders of Certificates entitled to at least 51% of the Voting Rights after a Certificate Insurer Default, the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and each Servicer shall be entitled to be reimbursed therefor from the Collection Account as and to the extent provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Collection Account.

                  SECTION 6.04. Limitation on Resignation of the Servicers.

                  Neither Servicer nor the Master Servicer shall resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Master Servicer or either Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of such Master Servicer or Servicer and delivered to the Trustee and the Trust Administrator. No resignation of the Master Servicer or either Servicer shall become effective until the Master Servicer (if the Master Servicer is not the resigning Servicer), the Trustee, the Trust Administrator or a successor servicer shall have assumed such Master Servicer's or Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

                  Except as expressly provided herein, neither Servicer nor the Master Servicer shall assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by such Master Servicer or Servicer hereunder. The foregoing prohibition on assignment shall not prohibit either Servicer from designating a

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Subservicer as payee of any indemnification amount payable to the related
Servicer hereunder; provided, however, that as provided in Section 3.06 hereof, no Subservicer shall be a third-party beneficiary hereunder and the parties hereto shall not be required to recognize any Subservicer as an indemnitee under this Agreement. If, pursuant to any provision hereof, the duties of the Master Servicer or either Servicer are transferred to a successor servicer, the entire amount of the Master Servicing Fee or Servicing Fee and other compensation payable to such Master Servicer or Servicer pursuant hereto shall thereafter be payable to such successor servicer.

                  SECTION 6.05. Rights of the Depositor in Respect of the
                                Servicers.

                  The Master Servicer and each Servicer shall afford (and any Sub-Servicing Agreement shall provide that each Sub-Servicer shall afford) the Depositor, the Trustee, the Trust Administrator and the Certificate Insurer, upon reasonable notice, during normal business hours, access to all records maintained by the such Master Servicer or Servicer (and any such Sub- Servicer) in respect of such Master Servicer's or Servicer's rights and obligations hereunder and access to officers of such Master Servicer or Servicer (and those of any such Sub-Servicer) responsible for such obligations. Upon request, the Master Servicer and each Servicer shall furnish to the Depositor, the Trustee, the Trust Administrator and the Certificate Insurer its (and any such Sub-Servicer's) most recent financial statements and such other information relating to such Master Servicer's or Servicer's capacity to perform its obligations under this Agreement as it possesses (and that any such Sub-Servicer possesses). To the extent such information is not otherwise available to the public, the Depositor, the Trustee, the Trust Administrator and the Certificate Insurer shall not disseminate any information obtained pursuant to the preceding two sentences without the Master Servicer's or the related Servicer's written consent, except as required pursuant to this Agreement or to the extent that it is appropriate to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor, the Trustee, the Trust Administrator, the Certificate Insurer or the Trust Fund, and in any case, the Depositor, the Trustee, the Trust Administrator or the Certificate Insurer, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer and each Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer or either Servicer under this Agreement or exercise the rights of the Master Servicer or either Servicer under this Agreement; provided that neither Servicer nor the Master Servicer shall be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer or either Servicer and is not obligated to supervise the performance of the Master Servicer or either Servicer under this Agreement or otherwise.

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



                                   ARTICLE VII

                                     DEFAULT

                  SECTION 7.01. Servicer Events of Default.

                  (a) "Servicer Event of Default," wherever used herein, means any one of the following events; provided, however, that neither Servicer shall be obligated or liable for any default by the other Servicer:

                         (i) any failure by the related Servicer to remit to the
                  Trust Administrator for distribution to the Certificateholders any payment (other than a P&I Advance required to be made from its own funds on any Servicer Remittance Date pursuant to
                  Section 4.03) required to be made under the terms of the Certificates and this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to such Servicer by the Depositor, the Certificate Insurer, the Trustee or the Trust Administrator (in which case notice shall be provided by telecopy), or to such Servicer, the Depositor, the Certificate Insurer, the Trustee and the Trust Administrator by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

                        (ii) any failure on the part of the related Servicer
                  duly to observe or perform in any material respect any other of the covenants or agreements on the part of such Servicer contained in this Agreement, or the breach by the related Servicer of any representation and warranty contained in
                  Section 2.05, which continues unremedied for a period of 30 days after the earlier of (i) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the related Servicer by the Depositor, the Certificate Insurer, the Trustee, the Trust Administrator or to the related Servicer, the Depositor, the Certificate Insurer, the Trustee and the Trust Administrator by the Holders of Certificates entitled to at least 25% of the Voting Rights and (ii) actual knowledge of such failure by a Servicing Officer of the related Servicer; or

                       (iii) a decree or order of a court or agency or
                  supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the related Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 90 days; or

                        (iv) the related Servicer shall consent to the
                  appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of

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



                  assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                         (v) the related Servicer shall admit in writing its
                  inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                        (vi) there shall have occurred, and the Certificate
                  Insurer shall have notified the related Servicer, the Trustee and the Trust Administrator of, an event of default by such Servicer under the Insurance Agreement, provided (except in the case of a default by such Servicer under Section 5.01(f) of the Insurance Agreement) that no Certificate Insurer Default exists; or

                       (vii) any failure of the related Servicer to make any P&I
                  Advance on any Servicer Remittance Date required to be made from its own funds pursuant to Section 4.03 which continues unremedied until 5:00 p.m. New York time on the second Business Day immediately following the Servicer Remittance Date.

Subject to Article IX, if a Servicer Event of Default described in clauses (i) through (vi) of this Section shall occur, then, and in each and every such case, so long as such Servicer Event of Default shall not have been remedied, the Depositor, the Certificate Insurer or the Trustee may (with the consent of the Certificate Insurer), and at the written direction of the Holders of Certificates entitled to at least 51% of Voting Rights (with the consent of the Certificate Insurer), the Trustee shall, by notice in writing to the defaulting Servicer (and to the Depositor, the Trust Administrator, the Master Servicer and the Certificate Insurer if given by the Trustee or to the Trustee, the Master Servicer and the Trust Administrator if given by the Depositor or the Certificate Insurer), terminate all of the rights and obligations of such Servicer in its capacity as a Servicer under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof. In connection with the foregoing, in the event a Servicer Event of Default has occurred with respect to Option One, the Master Servicer has the right to request the Certificate Insurer to terminate all of the rights and obligations of Option One as Servicer under this Agreement; provided, however such decision to terminate shall be solely at the discretion of the Certificate Insurer. Subject to Article IX, if a Servicer Event of Default described in clause (vii) hereof shall occur, the Trustee shall, by notice in writing to the defaulting Servicer, the Certificate Insurer, the Master Servicer, the Trust Administrator and the Depositor, terminate all of the rights and obligations of such Servicer in its capacity as a Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the defaulting Servicer of such written notice, all authority and power of such Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or the Policy or otherwise, shall pass to and be vested in the Master Servicer (or if the Master Servicer is the defaulting Servicer, the Trust Administrator, on behalf of the Trustee) pursuant to and under this Section, and, without limitation, the Master Servicer (or if the Master Servicer is the defaulting Servicer, the Trust Administrator, on behalf of the Trustee) is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on

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



behalf of and at the expense of such Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The defaulting Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Master Servicer (or if the Master Servicer is the defaulting Servicer, the Trust Administrator) with all documents and records requested by it to enable it to assume such Servicer's functions under this Agreement, and to cooperate with the Master Servicer or the Trust Administrator and the Trustee, as the case may be, in effecting the termination of such Servicer's responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the Master Servicer (or if the Master Servicer is the defaulting Servicer, the Trust Administrator) for administration by it of all cash amounts which at the time shall be or should have been credited by such Servicer to the Collection Account held by or on behalf of such Servicer, the Distribution Account, the Expense Account, the Policy Payments Account or any REO Account or Servicing Account held by or on behalf of such Servicer or thereafter be received with respect to the Mortgage Loans or any REO Property serviced by such Servicer (provided, however, that the related Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of P&I Advances or otherwise, and shall continue to be entitled to the benefits of Section 6.03, notwithstanding any such termination, with respect to events occurring prior to such termination). For purposes of this Section 7.01, each of the Trustee and the Trust Administrator shall not be deemed to have knowledge of a Servicer Event of Default unless a Responsible Officer of the Trustee or the Trust Administrator, as applicable, assigned to and working in the Trustee's or the Trust Administrator's, as the case may be, Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Servicer Event of Default is received by the Trustee or the Trust Administrator, as applicable, and such notice references the Certificates, the Trust Fund or this Agreement. Notwithstanding the foregoing, in the event the Master Servicer is terminated as Servicer hereunder, it shall also be terminated as Master Servicer.

                  Each Servicer hereby covenants and agrees to act as a Servicer under this Agreement for an initial term, commencing on the Closing Date and ending on March 31, 1999, which term shall be extendable by the Certificate Insurer for successive terms of three calendar months thereafter, until the termination of the Trust Fund pursuant to Article X. Each such notice of extension (a "Servicer Extension Notice") shall be delivered by the Certificate Insurer to the Trustee, the Trust Administrator and the related Servicer. Each Servicer hereby agrees that, upon its receipt of any such Servicer Extension Notice, such Servicer shall become bound for the duration of the term covered by such Servicer Extension Notice to continue as a Servicer subject to and in accordance with the other provisions of this Agreement. The Trust Administrator agrees that if as of the fifteenth (15th) day prior to the last day of any term of a Servicer the Trust Administrator shall not have received any Servicer Extension Notice in respect of that Servicer from the Certificate Insurer, the Trust Administrator will within five (5) days thereafter, give written notice of such non-receipt to the Certificate Insurer, the Trustee and the related Servicer. The failure of the Certificate Insurer to deliver a Servicer Extension Notice by the end of a calendar term shall result in the termination of the related Servicer (in its capacity as Servicer and Master Servicer, in the case of the Master Servicer). If the term of the related Servicer shall

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



expire without the Certificate Insurer having delivered to such Servicer a Servicer Extension Notice, but the related Servicer shall continue without objection from the Trust Administrator, the Trustee or the Certificate Insurer to perform the functions of servicer hereunder (and in the absence of ground for termination under any agreement referred to in Section 7.04), the related Servicer shall be entitled to receive a prorated portion of the Servicing Fee specified hereunder for the time during which it shall so act; PROVIDED, that it is understood and agreed that the foregoing provision for payment of the prorated Servicing Fee is intended solely to avoid unjust enrichment of the Trust Fund and does not contemplate or give rise to any implicit renewal of such Servicer's term. The foregoing provisions of this paragraph shall not apply to the Trust Administrator or the Trustee in the event the Trust Administrator or the Trustee, as applicable, succeeds to the rights and obligations of the related Servicer and the Trust Administrator or the Trustee, as applicable, shall continue in such capacity until the earlier of the termination of this Agreement pursuant to Article X or the appointment of a successor servicer, but shall apply to the Master Servicer if the Master Servicer succeeds to the rights and obligations of Option One as Servicer.

                  SECTION 7.02. Master Servicer, Trust Administrator or Trustee
                                to Act; Appointment of Successor.

                  (a) (1) On and after the time a defaulting Servicer receives a notice of termination, the Master Servicer (or if the Master Servicer is the defaulting Servicer, the Trust Administrator and in the event the Trust Administrator fails in its obligation, the Trustee) shall be the successor in all respects to such Servicer in its capacity as a Servicer under this Agreement and the transactions set forth or provided for herein, and all the responsibilities, duties and liabilities relating thereto and arising thereafter shall be assumed by the Master Servicer, the Trust Administrator or the Trustee, as applicable, (except for any representations or warranties of the such Servicer under this Agreement, the responsibilities, duties and liabilities contained in Section 2.03(c) and the obligation to deposit amounts in respect of losses pursuant to Section 3.12) by the terms and provisions hereof including, without limitation, the such Servicer's obligations to make P&I Advances pursuant to Section 4.03; provided, however, that if the Trust Administrator or the Trustee, as applicable, is prohibited by law or regulation from obligating itself to make advances regarding delinquent mortgage loans, then the Trust Administrator or the Trustee, as applicable, shall not be obligated to make P&I Advances pursuant to Section 4.03; and provided further, that any failure to perform such duties or responsibilities caused by such Servicer's failure to provide information required by Section 7.01 shall not be considered a default by the Master Servicer, the Trust Administrator or the Trustee, as applicable, as successor to such Servicer hereunder. As compensation therefor, the Master Servicer, the Trust Administrator or the Trustee, as applicable, shall be entitled to the Servicing Fee and all funds relating to the Mortgage Loans to which such defaulting Servicer would have been entitled if it had continued to act hereunder. Notwithstanding the above and subject to Section 7.02(a)(2) below, the Trust Administrator or the Trustee, as applicable, may, if it shall be unwilling to so act, or shall, if it is unable to so act or if it is prohibited by law from making advances regarding delinquent mortgage loans or if the Certificate Insurer or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trust Administrator or the Trustee, as applicable, promptly appoint or petition a court of competent jurisdiction to appoint, an established mortgage loan servicing institution

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



selected by the Certificate Insurer and acceptable to each Rating Agency and having a net worth of not less than $15,000,000, as the successor to such defaulting Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of such Servicer under this Agreement.

                           (2) No appointment of a successor to a defaulting
Servicer under this Agreement shall be effective until the assumption by the successor of all of such Servicer's responsibilities, duties and liabilities hereunder. In connection with such appointment and assumption described herein, the Trust Administrator or the Trustee, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the applicable Servicer as such hereunder. The Depositor, the Master Servicer, the Trustee, the Trust Administrator and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Pending appointment of a successor to a defaulting Servicer under this Agreement, the Trust Administrator or the Trustee, as applicable, shall act in such capacity as hereinabove provided.

                  (b) If either Servicer fails to remit to the Trust Administrator for distribution to the Certificateholders any payment required to be made under the terms of this Agreement (for purposes of this Section 7.02(b), a "Remittance") because such Servicer is the subject of a proceeding under the federal Bankruptcy Code and the making of such Remittance is prohibited by
Section 362 of the federal Bankruptcy Code, the Trust Administrator shall (and in the event the Trust Administrator fails in its obligation, the Trustee) upon notice of such prohibition, regardless of whether it has received a notice of termination under Section 7.01, advance the amount of such Remittance by depositing such amount in the Distribution Account on the related Distribution Date. The Trust Administrator or the Trustee, as applicable, shall be obligated to make such advance only if (i) such advance, in the good faith judgment of the Trust Administrator or the Trustee, as applicable, can reasonably be expected to be ultimately recoverable from Stayed Funds and (ii) the Trust Administrator or the Trustee, as applicable, is not prohibited by law from making such advance or obligating itself to do so. Upon remittance of the Stayed Funds to the Trust Administrator or the deposit thereof in the Distribution Account by such Servicer, a trustee in bankruptcy or a federal bankruptcy court, the Trust Administrator or the Trustee, as applicable, may recover the amount so advanced, without interest, by withdrawing such amount from the Distribution Account; however, nothing in this Agreement shall be deemed to affect the Trust Administrator's or Trustee's, as applicable, rights to recover from such Servicer's own funds interest on the amount of any such advance. If the Trust Administrator or the Trustee, as the case may be, at any time makes an advance under this Subsection which it later determines in its good faith judgment will not be ultimately recoverable from the Stayed Funds with respect to which such advance was made, the Trust Administrator or the Trustee, as applicable, shall be entitled to reimburse itself for such advance, without interest, by withdrawing from the Distribution Account, out of amounts on deposit therein, an amount equal to the portion of such advance attributable to the Stayed Funds.


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



                  SECTION 7.03. Notification to Certificateholders.

                  (a) Upon any termination of either Servicer pursuant to
Section 7.01 above or any appointment of a successor to such Servicer pursuant to Section 7.02 above, the Trust Administrator shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

                  (b) Not later than the later of 60 days after the occurrence of any event, which constitutes or which, with notice or lapse of time or both, would constitute a Servicer Event of Default or five days after a Responsible Officer of the Trustee or the Trust Administrator becomes aware of the occurrence of such an event, the Trustee or the Trust Administrator shall transmit (or, in the case of the Trustee, the Trustee shall cause the Trust Administrator to transmit) by mail to all Holders of Certificates notice of each such occurrence, unless such default or Servicer Event of Default shall have been cured or waived.

                  SECTION 7.04. Waiver of Servicer Events of Default.

                  Subject to Article IX, the Holders representing at least 66% of the Voting Rights evidenced by all Classes of Certificates affected by any default or Servicer Event of Default hereunder, with the written consent of the Certificate Insurer, may waive such default or Servicer Event of Default; PROVIDED, HOWEVER, that a default or Servicer Event of Default under clause (i) or (vi) of Section 7.01 may be waived only by all of the Holders of the Regular Certificates with the written consent of the Certificate Insurer. Upon any such waiver of a default or Servicer Event of Default, such default or Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Servicer Event of Default or impair any right consequent thereon except to the extent expressly so waived.

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



                                  ARTICLE VIII

               CONCERNING THE TRUSTEE AND THE TRUST ADMINISTRATOR

                  SECTION 8.01. Duties of Trustee and Trust Administrator.

                  Each of the Trustee and the Trust Administrator, prior to the occurrence of a Servicer Event of Default and after the curing of all Servicer Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. During a Servicer Event of Default, each of the Trustee and the Trust Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee or the Trust Administrator enumerated in this Agreement shall not be construed as a duty.

                  Each of the Trustee and the Trust Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, it shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to its satisfaction, it will provide notice thereof to the Certificateholders and the Certificate Insurer.

                  No provision of this Agreement shall be construed to relieve the Trustee or the Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                         (i) Prior to the occurrence of a Servicer Event of
                  Default, and after the curing of all such Servicer Events of Default which may have occurred, the duties and obligations of each of the Trustee and the Trust Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Trust Administrator shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Trust Administrator and, in the absence of bad faith on the part of the Trustee or the Trust Administrator, as applicable, the Trustee or the Trust Administrator, as the case may be, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Trust Administrator, as the case may be, that conform to the requirements of this Agreement;

                        (ii) Neither the Trustee nor the Trust Administrator
                  shall be personally liable for an error of judgment made in good faith by a Responsible Officer or

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



                  Responsible Officers of it unless it shall be proved that it was negligent in ascertaining the pertinent facts; and

                       (iii) Neither the Trustee nor the Trust Administrator
                  shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificate Insurer or Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to it or exercising any trust or power conferred upon it under this Agreement.

                  SECTION 8.02. Certain Matters Affecting the Trustee and the
                                Trust Administrator.

                  (a) Except as otherwise provided in Section 8.01:

                         (i) Each of the Trustee and the Trust Administrator may
                  request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                        (ii) Each of the Trustee and the Trust Administrator may
                  consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                       (iii) Neither the Trustee nor the Trust Administrator
                  shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Trust Administrator, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee or the Trust Administrator of the obligation, upon the occurrence of a Servicer Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                        (iv) Neither the Trustee nor the Trust Administrator
                  shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

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



                         (v) Prior to the occurrence of a Servicer Event of
                  Default hereunder and after the curing of all Servicer Events of Default which may have occurred, neither the Trustee nor the Trust Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer or by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee or the Trust Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Trust Administrator, as applicable, not reasonably assured to the Trustee or the Trust Administrator, as applicable, by such Certificateholders or the Certificate Insurer, the Trustee or the Trust Administrator, as applicable, may require reasonable indemnity against such expense, or liability from such Certificateholders or the Certificate Insurer as a condition to taking any such action;

                        (vi) Each of the Trustee and the Trust Administrator may
                  execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                        (vii) Neither the Trustee nor the Trust Administrator
                  shall be personally liable for any loss resulting from the investment of funds held in the Collection Account or the Expense Account at the direction of the related Servicer pursuant to Section 3.12.

                  (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee or the Trust Administrator, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee or the Trust Administrator shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

                  SECTION 8.03. Neither Trustee nor Trust Administrator Liable
                                for Certificates or Mortgage Loans.

                  The recitals contained herein and in the Certificates (other than the signature of the Trustee or the Trust Administrator, on behalf of the Trustee, the authentication of the Trustee or the Trust Administrator on the Certificates, the acknowledgments of the Trustee and the Trust Administrator contained in Article II and the representations and warranties of the Trustee and the Trust Administrator in Section 8.12) shall be taken as the statements of the Depositor and neither the Trustee nor the Trust Administrator assumes any responsibility for their correctness. Neither the Trustee nor the Trust Administrator makes any representations or warranties as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 8.12) or of the Certificates (other than the signature of the Trustee, or the Trust Administrator on behalf of the Trustee, and authentication of the Trustee or the Trust Administrator on the Certificates) or of any

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



Mortgage Loan or related document. Neither the Trustee nor the Trust Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or either Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by either Servicer, other than any funds held by or on behalf of the Trustee or the Trust Administrator in accordance with Section 3.10.

                  SECTION 8.04. Trustee and Trust Administrator May Own
                                Certificates.

                  Each of the Trustee and the Trust Administrator in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or Trust Administrator, as applicable.

                  SECTION 8.05. Trustee's and Trust Administrator's Fees and
                                Expenses.

                  The Trust Administrator shall withdraw from the Distribution Account on each Distribution Date and pay to itself the related portion of the Administration Fee and pay to the Trustee the related portion of the Administration Fee and, to the extent that the funds therein are at anytime insufficient for such purpose, the Master Servicer shall pay such fees. Each of the Trustee and the Trust Administrator and any director, officer, employee or agent of the Trustee or the Trust Administrator, as applicable, shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee or the Trust Administrator, as applicable, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of the Trustee's or Trust Administrator's, as the case may be, performance in accordance with the provisions of this Agreement) incurred by the Trustee or the Trust Administrator, as applicable, in connection with any claim or legal action or any pending or threatened claim or legal action arising out of or in connection with the acceptance or administration of its obligations and duties under this Agreement, other than any loss, liability or expense (i) resulting from any breach of either Servicer's (and in the case of the Trustee, the Trust Administrator's or in the case of the Trust Administrator, the Trustee's) obligations in connection with this Agreement, (ii) that constitutes a specific liability of the Trustee or the Trust Administrator, as applicable, pursuant to Section 11.01(g) or (iii) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder or in the case of the Trust Administrator, as a result of a breach of the Trust Administrator's obligations under Article XI hereof. Each Servicer agrees to indemnify the Trustee and the Trust Administrator, from, and hold each harmless against, any loss, liability or expense arising in respect of any breach by such Servicer of its obligations in connection with this Agreement. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee or the Trust Administrator, as the case may be. Any payment hereunder made by either Servicer to the Trustee or the Trust Administrator shall be from such Servicer's own funds, without reimbursement from REMIC I therefor.


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



                  SECTION 8.06. Eligibility Requirements for Trustee and Trust
                                Administrator.

                  Each of the Trustee and the Trust Administrator hereunder shall at all times be a corporation or an association (other than the Depositor, either Originator, the Seller, either Servicer or any Affiliate of the foregoing) organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 (or a member of a bank holding company whose capital and surplus is at least $50,000,000) and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section, the Trustee or the Trust Administrator, as the case may be, shall resign immediately in the manner and with the effect specified in Section 8.07.

                  SECTION 8.07. Resignation and Removal of the Trustee and the
                                Trust Administrator.

                  Either of the Trustee or the Trust Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, the Certificate Insurer, each Servicer and to the Certificateholders and, if the Trustee is resigning, to the Trust Administrator, or, if the Trust Administrator is resigning, to the Trustee. Upon receiving such notice of resignation, the Depositor shall, with the written consent of the Certificate Insurer, promptly appoint a successor trustee or trust administrator (which may be the same Person in the event both the Trustee and the Trust Administrator resign or are removed) by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee or Trust Administrator and to the successor trustee or trust administrator, as applicable. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer, the Trustee or Trust Administrator, as applicable, and each Servicer by the Depositor. If no successor trustee or trust administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Trust Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or trust administrator, as applicable.

                  If at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or the Certificate Insurer (or in the case of the Trust Administrator, the Trustee), or if at any time the Trustee or the Trust Administrator shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or the Trust Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Trust Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor (or in the case of the Trust Administrator, the

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



Trustee) may remove the Trustee or the Trust Administrator, as applicable, and appoint a successor trustee or trust administrator (which may be the same Person in the event both the Trustee and the Trust Administrator resign or are removed) by written instrument, in duplicate, which instrument shall be delivered to the Trustee or Trust Administrator, as the case may be, so removed and to the successor trustee or trust administrator. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer, the Trustee or the Trust Administrator, as applicable, and each Servicer by the Depositor.

                  The Certificate Insurer or the Holders of Certificates entitled to at least 51% of the Voting Rights, with the written consent of the Certificate Insurer, may at any time remove the Trustee or the Trust Administrator and appoint a successor trustee or trust administrator by written instrument or instruments, in triplicate, signed by the Certificate Insurer or such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee or the Trust Administrator, as the case may be, so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer and each Servicer by the Depositor. In addition, if the Trustee has knowledge that the Trust Administrator has breached any of its duties under this Agreement, the Trustee, with the consent of the Certificate Insurer, may remove the Trust Administrator in the same manner as provided in the prior sentence. For purposes of this Section, the Trustee shall not be deemed to have knowledge of a breach by the Trust Administrator of any of its duties hereunder, unless a Responsible Officer of the Trustee, assigned to and working in the Trustee's Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a breach is received by the Trustee, and such notice references the Certificates, the Trust Fund or this Agreement.

                  Any resignation or removal of the Trustee or the Trust Administrator and appointment of a successor trustee or trust administrator, as the case may be, pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee or trust administrator as provided in Section 8.08. Notwithstanding the foregoing, in the event the Trust Administrator advises the Trustee that it is unable to continue to perform its obligations pursuant to the terms of this Agreement prior to the appointment of a successor, the Trustee shall be obligated to perform such obligations until a new trust administrator is appointed. Such performance shall be without prejudice to any claim by a party hereto or beneficiary hereof resulting from the Trust Administrator's breach of its obligations hereunder.

                  SECTION 8.08. Successor Trustee or Trust Administrator.

                  Any successor trustee or trust administrator appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Certificate Insurer, the Trustee or the Trust Administrator, as applicable, and its predecessor trustee or trust administrator an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or trust administrator shall become effective and such successor trustee or trust administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee or trust administrator herein. The predecessor trustee or trust administrator shall deliver to the successor trustee or trust administrator all Mortgage Files and related documents and statements to the extent held by it hereunder, as well as all moneys, held by it hereunder, and the Depositor and the predecessor trustee or trust administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee or trust administrator all such rights, powers, duties and obligations.

                  No successor trustee or trust administrator shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee or trust administrator shall be eligible under the provisions of Section 8.06 and the appointment of such successor trustee or trust administrator shall not result in a downgrading of any Class of Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

                  Upon acceptance of appointment by a successor trustee or trust administrator as provided in this Section, the Depositor shall mail notice of the succession of such trustee or trust administrator hereunder to the Certificate Insurer and to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee or trust administrator, the successor trustee or trust administrator shall cause such notice to be mailed at the expense of the Depositor.

                  Notwithstanding anything to the contrary contained herein, so long as no Certificate Insurer Default has occurred and is continuing, the appointment of any successor trustee or trust administrator pursuant to any provision of this Agreement will be subject to the prior written consent of the Certificate Insurer.

                  SECTION 8.09. Merger or Consolidation of Trustee or Trust
                                Administrator.

                  Any corporation or association into which either the Trustee or the Trust Administrator may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee or the Trust Administrator, as the case may be, shall be a party, or any corporation or association succeeding to the business of the Trustee or the Trust Administrator, as applicable, shall be the successor of the Trustee or the Trust Administrator, as the case may be, hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of REMIC I or property securing the same may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-

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



trustee or co-trustees, jointly with the Trustee or separate trustee or separate trustees, of all or any part of REMIC I, and to vest in such Person or Persons, in such capacity, such title to REMIC I, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

                  In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to a defaulting Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to REMIC I or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee or co-trustee.

                  SECTION 8.11. Appointment of Office or Agency.

                  The Trust Administrator will appoint an office or agency in the City of St. Paul, Minnesota where the Certificates may be surrendered for registration of transfer or exchange, and presented for final distribution, and where notices and demands to or upon the Trust Administrator in respect of the Certificates and this Agreement may be served.


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



                  SECTION 8.12. Representations and Warranties.

                  Each of the Trustee and the Trust Administrator hereby represents and warrants to each Servicer, the Depositor, the Trustee or the Trust Administrator, as applicable, and the Certificate Insurer, as of the Closing Date, that:

                  (i) it is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America.

                  (ii) The execution and delivery of this Agreement by it, and the performance and compliance with the terms of this Agreement by it, will not violate its articles of association or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (iii) It has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) It is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in its good faith and reasonable judgment, is likely to affect materially and adversely either the ability of it to perform its obligations under this Agreement or its financial condition.

                  (vi) No litigation is pending or, to the best of its knowledge, threatened against it, which would prohibit it from entering into this Agreement or, in its good faith reasonable judgment, is likely to materially and adversely affect either the ability of it to perform its obligations under this Agreement or its financial condition.



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



                                   ARTICLE IX

                CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER

                  SECTION 9.01. Rights of the Certificate Insurer To Exercise
                                Rights of Class A Certificateholders.

                  Each of the Depositor, the Servicers, the Trust Administrator and the Trustee, and, by accepting its Certificate, each Class A Certificateholder, agrees that unless a Certificate Insurer Default has occurred and is continuing, the Certificate Insurer shall have the right to exercise all rights of the Class A Certificateholders under this Agreement (except as provided in clause (i) of the second paragraph of Section 12.01) without any further consent of the Class A Certificateholders, including, without limitation:

                  (a) the right to direct foreclosures upon Mortgage Loans upon failure of the related Servicer to do so;

                  (b) the right to require the Seller or the Depositor to repurchase or substitute for Mortgage Loans pursuant to Section 2.03;

                  (c) the right to give notices of breach or to terminate the rights and obligations of either Servicer as Servicer pursuant to
         Section 7.01;

                  (d) the right to direct the actions of the Trustee and the Trust Administrator during the continuance of a Servicer Event of Default pursuant to Sections 7.01 and 7.02;

                  (e) the right to consent to or direct any waivers of Servicer Events of Default pursuant to Section 7.04;

                  (f) the right to direct the Trustee and the Trust Administrator to investigate certain matters pursuant to Section 8.02(a)(v); and

                  (g) the right to remove the Trustee or the Trust Administrator pursuant to Section 8.07 hereof.

                  In addition, each Class A Certificateholder agrees that, unless a Certificate Insurer Default has occurred and is continuing, the rights specifically set forth above may be exercised by the Class A Certificateholders only with the prior written consent of the Certificate Insurer.

                  SECTION 9.02. Trustee and the Trust Administrator To Act
                                Solely with Consent of the Certificate Insurer.

                  Unless a Certificate Insurer Default has occurred and is continuing, neither the Trustee nor the Trust Administrator shall:


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                  (a)      agree to any amendment pursuant to Section 12.01; or

                  (b)      undertake any litigation pursuant to Section
                           8.02(a)(iii);

without the prior written consent of the Certificate Insurer which consent shall not be unreasonably withheld.

                  SECTION 9.03. Trust Fund and Accounts Held for Benefit of the
                                Certificate Insurer.

                  The Trustee and the Trust Administrator shall hold the Trust Fund and the Mortgage Files for the benefit of the Certificateholders and the Certificate Insurer and all references in this Agreement (including, without limitation, in Sections 2.01 and 2.02) and in the Certificates to the benefit of Holders of the Certificates shall be deemed to include the Certificate Insurer. Each of the Trustee and the Trust Administrator shall cooperate in all reasonable respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement and the Certificates.

                  Each Servicer hereby acknowledges and agrees that it shall service and administer the related Mortgage Loans and any REO Properties, and shall maintain the Collection Account and any REO Account, for the benefit of the Certificateholders and for the benefit of the Certificate Insurer, and all references in this Agreement (including, without limitation, in Sections 3.01 and 3.10) to the benefit of or actions on behalf of the Certificateholders shall be deemed to include the Certificate Insurer. Unless a Certificate Insurer Default has occurred and is continuing, neither Servicer shall terminate any Sub-Servicing Agreements without cause without the prior consent of the Certificate Insurer. Unless a Certificate Insurer Default has occurred and is continuing, neither Servicer nor the Depositor shall undertake any litigation pursuant to Section 6.03 (other than litigation to enforce their respective rights hereunder) without the prior consent of the Certificate Insurer.

                  SECTION 9.04. Claims Upon the Policy; Policy Payments Account.

                  (a) If, by the close of business on the third Business Day prior to a Distribution Date, the Trust Administrator determines that a Deficiency Amount for any Distribution Date is greater than zero, then the Trust Administrator shall give notice to the Certificate Insurer by telephone or telecopy of the amount of such Deficiency Amount. Such notice of such Deficiency Amount shall be confirmed in writing in the form set forth as Exhibit A to the Endorsement of the Policy, to the Certificate Insurer and the Fiscal Agent (as defined in the Policy), if any, at or before 10:00 a.m. New York time on the second Business Day prior to such Distribution Date. Following Receipt (as defined in the Policy) by the Certificate Insurer of such notice in such form, the Certificate Insurer or the Fiscal Agent will pay any amount payable under the Policy on the later to occur of (i) 12:00 noon New York time on the second Business Day following such receipt and (ii) 12:00 noon New York time on the Distribution Date to which such deficiency relates, as provided in the Endorsement to the Policy.


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                  (b) The Trust Administrator shall establish a separate special purpose trust account for the benefit of Holders of the Class A Certificates and the Certificate Insurer referred to herein as the "Policy Payments Account" over which the Trust Administrator shall have exclusive control and sole right of withdrawal. The Trust Administrator shall deposit any amount paid under the Policy in the Policy Payments Account and distribute such amount only for purposes of payment to Holders of Class A Certificates of the Guaranteed Distribution for which a claim was made, and such amount may not be applied to satisfy any costs, expenses or liabilities of either Servicer, the Master Servicer, the Trustee, the Trust Administrator or the Trust Fund. Amounts paid under the Policy shall be transferred to the Distribution Account in accordance with the next succeeding paragraph and disbursed by the Trust Administrator to Holders of Class A Certificates in accordance with Section 4.01(c) or Section 10.01, as applicable. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Guaranteed Distribution with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Class A Certificates to be paid from funds transferred from the Policy Payments Account shall be noted as provided in paragraph (c) below in the Certificate Register and in the statement to be furnished to Holders of the Class A Certificates pursuant to Section 4.02. Funds held in the Policy Payments Account shall not be invested.

                  On any Distribution Date with respect to which a claim has been made under the Policy, the amount of any funds received by the Trust Administrator as a result of any claim under the Policy, to the extent required to make the Guaranteed Distribution on such Distribution Date, shall be withdrawn from the Policy Payments Account and deposited in the Distribution Account and applied by the Trust Administrator, together with the other funds to be withdrawn from the Distribution Account pursuant to Section 4.01(c) or
Section 10.01, as applicable, directly to the payment in full of the Guaranteed Distribution due on the Class A Certificates. Funds received by the Trust Administrator as a result of any claim under the Policy shall be deposited by the Trust Administrator in the Policy Payments Account and used solely for payment to the Holders of the Class A Certificates and may not be applied to satisfy any costs, expenses or liabilities of the Servicers, the Trustee, the Trust Administrator or the Trust Fund. Any funds remaining in the Policy Payments Account on the first Business Day following a Distribution Date shall be remitted to the Certificate Insurer, pursuant to the instructions of the Certificate Insurer, by the end of such Business Day.

                  (c) The Trust Administrator shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Class A Certificate from moneys received under the Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Trust Administrator.

                  (d) The Trustee and the Trust Administrator shall promptly notify the Certificate Insurer and Fiscal Agent of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee or the Trust Administrator, as applicable, has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any Guaranteed Distribution made with respect to the Class

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A Certificates. Each Holder of the Class A Certificates, by its purchase of such
Certificates, the Servicers, the Trust Administrator and the Trustee hereby agree that the Certificate Insurer (so long as no Certificate Insurer Default has occurred and is continuing) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to the rights of the Master Servicer, the Servicers, the Trustee, the Trust Administrator and each Holder of the Class A Certificates in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

                  SECTION 9.05 Effect of Payments by the Certificate Insurer;
                               Subrogation.

                  Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on any of the Class A Certificates which is made with moneys received pursuant to the terms of the Policy shall not be considered payment of such Class A Certificates from the Trust Fund and shall not result in the payment of or the provision for the payment of the principal of or interest on such Certificates within the meaning of Section 4.01. The Depositor, the Master Servicer, each Servicer, the Trustee and the Trust Administrator acknowledge, and each Holder by its acceptance of a Class A Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Depositor, the Servicers, the Master Servicer, the Trustee or the Trust Administrator (a) to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on any Class A Certificates to the Holders of such Certificates, the Certificate Insurer will be fully subrogated to the rights of such Holders to receive such principal and interest from the Trust Fund and (b) the Certificate Insurer shall be paid such principal and interest but only from the sources and in the manner provided herein for the payment of such principal and interest.

                  The Trustee, the Trust Administrator, the Master Servicer and the Servicers shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

                  SECTION 9.06. Notices to the Certificate Insurer.

                  All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to any of the Certificateholders shall also be sent to the Certificate Insurer.

                  SECTION 9.07. Third-Party Beneficiary.

                  The Certificate Insurer shall be a third-party beneficiary of this Agreement, entitled to enforce the provisions hereof as if a party hereto.


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                  SECTION 9.08. Trust Administrator to Hold the Policy.

                  The Trust Administrator, on behalf of the Trustee, will hold the Policy in trust as agent for the Holders of the Class A Certificates for the purpose of making claims thereon and distributing the proceeds thereof. Upon the later of (i) the date upon which the Certificate Principal Balances of the Class A Certificates have been reduced to zero and all Guaranteed Distributions have been made and (ii) the date the Term of the Policy (as defined in the Policy) ends, the Trust Administrator, on behalf of the Trustee, shall surrender the Policy to the Certificate Insurer for cancellation. Neither the Policy nor the amounts paid on the Policy will constitute part of the Trust Fund or assets of any REMIC created by this Agreement. Each Holder of Class A Certificates, by accepting its Certificates, appoints the Trustee and the Trust Administrator as attorneys-in-fact for the purpose of making claims on the Policy.

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                                    ARTICLE X

                                   TERMINATION

                  SECTION 10.01 Termination Upon Repurchase or Liquidation of
                                All Mortgage Loans.

                  (a) Subject to Section 10.02, the respective obligations and responsibilities under this Agreement of the Depositor, the Servicers, the Master Servicer, the Trustee and the Trust Administrator (other than the obligations of the Servicers to the Trustee and the Trust Administrator pursuant to Section 8.05 and of the Servicers to provide for and the Trust Administrator to make payments in respect of the REMIC I Regular Interests, the REMIC II Regular Interests or the Classes of Certificates as hereinafter set forth) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Trustee and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the purchase by the Terminator (as defined below) of all Mortgage Loans and each REO Property remaining in REMIC I and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in REMIC I; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. Subject to Section 3.11 hereof, the purchase by the Terminator of all Mortgage Loans and each REO Property remaining in REMIC I shall be at a price (the "Termination Price") equal to the greater of (A) the aggregate Purchase Price of all the Mortgage Loans included in REMIC I, plus the appraised value of each REO Property, if any, included in REMIC I, such appraisal to be conducted by an appraiser mutually agreed upon by the Terminator and the Trustee in their reasonable discretion (and approved by the Certificate Insurer in its reasonable discretion) and (B) the aggregate fair market value of all of the assets of REMIC I (as determined by the Terminator, the Certificate Insurer (to the extent the Certificate Insurer is not the Terminator) and the Trustee, as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 10.01); provided, however, that in the event the Majority Class CE Certificateholder is the Terminator, and subject to Section
3.11 hereof, the purchase by the Majority Class CE Certificateholder of all Mortgage Loans and each REO Property remaining in REMIC I shall be at a price equal to the greater of: (i) the amount designated in clause (A) above or (ii) the lesser of (x) the sum of the amount designated in clause (A) above and any amounts due under the Insurance Agreement and (y) the amount designated in clause (B) above.

                  (b) The Majority Class CE Certificateholder shall have the right and, to the extent the Majority Class CE Certificateholder fails to exercise such right, the Certificate Insurer shall have the right and, to the extent neither the Majority Class CE Certificateholder nor the Certificate Insurer exercises such right, the Master Servicer shall have the right (the party exercising such right, the "Terminator"), to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I pursuant to clause (i) of the preceding paragraph no later than the

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



Determination Date in the month immediately preceding the Distribution Date on which the Certificates will be retired; provided, however, that the Terminator may elect to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I pursuant to clause (i) above only if the aggregate Stated Principal Balance of the Mortgage Loans and each REO Property remaining in the Trust Fund at the time of such election is reduced to less than 10%, in the event the Majority Class CE Certificateholder is the Terminator, or 5%, in the event the Master Servicer or the Certificate Insurer is the Terminator, in each case of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date. By acceptance of the Class R-I Certificates, the Holder of the Class R-I Certificates agrees, in connection with any termination hereunder, to assign and transfer any amounts in excess of par, and to the extent received in respect of such termination, to pay any such amounts to the Holders of the Class CE Certificates.

                  (c) Notice of the liquidation of the REMIC I Regular Interests shall be given promptly by the Trust Administrator by letter to Certificateholders and the Certificate Insurer mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property by the Terminator, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and the final payment in respect of the REMIC I Regular Interests, the REMIC II Regular Interests and the Certificates will be made upon presentation and surrender of the related Certificates at the office of the Trust Administrator therein designated, (ii) the amount of any such final payment, (iii) that no interest shall accrue in respect of the REMIC I Regular Interests, the REMIC II Regular Interests or the Certificates from and after the Interest Accrual Period relating to the final Distribution Date therefor and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trust Administrator. In the event such notice is given in connection with the purchase of all of the Mortgage Loans and each REO Property remaining in REMIC I by the Terminator, the Terminator shall deliver to the Trust Administrator for deposit in the Distribution Account not later than the last Business Day of the month next preceding the month of the final distribution on the Certificates an amount in immediately available funds equal to the above-described purchase price. The Trust Administrator shall remit to each Servicer from such funds deposited in the Distribution Account (i) any amounts which the related Servicer would be permitted to withdraw and retain from the Collection Account pursuant to Section
3.11 and (ii) any other amounts otherwise payable by the Trust Administrator to the related Servicer from amounts on deposit in the Distribution Account pursuant to the terms of this Agreement, in each case prior to making any final distributions pursuant to Section 10.01(d) below. Upon certification to the Trust Administrator by a Servicing Officer (a copy of which certification shall be delivered to the Certificate Insurer) of the making of such final deposit, the Trust Administrator shall promptly release to the Terminator the Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

                  (d) Upon presentation of the Certificates by the Certificateholders on the final Distribution Date, the Trust Administrator shall distribute to each Certificateholder so presenting

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



and surrendering its Certificates the amount otherwise distributable on such Distribution Date in accordance with Section 4.01 in respect of the Certificates so presented and surrendered. Any funds not distributed to any Holder or Holders of Certificates being retired on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 10.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trust Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall, directly or through an agent, (i) mail a final notice to the remaining non-tendering Certificateholders concerning surrender of their Certificates and (ii) pay to the Certificate Insurer any amount of such funds which were paid by the Certificate Insurer under the Policy but shall continue to hold any remaining funds for the benefit of non-tendering Certificateholders, and all liability of the Certificate Insurer with respect to such funds shall thereupon cease. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the trust funds. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall pay to Salomon Smith Barney Inc. all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trust Administrator as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 10.01. Any such amounts held in trust by the Trust Administrator shall be held in an Eligible Account and the Trust Administrator may direct any depository institution maintaining such account to invest the funds in one or more Permitted Investments. All income and gain realized from the investment of funds deposited in such accounts held in trust by the Trust Administrator shall be for the benefit of the Trust Administrator; provided, however, that the Trust Administrator shall deposit in such account the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon the realization of such loss.

                  Immediately following the deposit of funds in trust hereunder in respect of the Certificates, the Trust Fund shall terminate.

                  SECTION 10.02 Additional Termination Requirements.

                  (a) In the event that the Terminator purchases all the Mortgage Loans and each REO Property or the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in REMIC I pursuant to Section 10.01 or Section 10.02, the Trust Fund shall be terminated in accordance with the following additional requirements:

                         (i) The Trustee shall specify the first day in the
                  90-day liquidation period in a statement attached to REMIC I's, REMIC II's and REMIC III's final Tax Return pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Terminator;

                        (ii) During such 90-day liquidation period and, at or
                  prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of REMIC I to the Terminator for cash; and

                       (iii) At the time of the making of the final payment on
                  the Certificates, the Trust Administrator shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

                  (b) At the expense of the requesting Terminator (or, if the Trust Fund is being terminated as a result of the occurrence of the event described in clause (ii) of the first paragraph of Section 10.01, at the expense of the Trust Administrator without the right of reimbursement from the Trust
Fund), the Trust Administrator shall prepare or cause to be prepared the documentation required in connection with the adoption of a plan of liquidation of each of REMIC I , REMIC II and REMIC III pursuant to this Section 10.02.

                  (c) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for each of REMIC I, REMIC II and REMIC III, which authorization shall be binding upon all successor Certificateholders.

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



                                   ARTICLE XI

                                REMIC PROVISIONS

                  SECTION 11.01. REMIC Administration.

                  (a) The Trustee shall elect to treat each of REMIC I, REMIC II and REMIC III as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made by the Master Servicer on behalf of the Trustee on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of REMIC I, the REMIC I Regular Interests shall be designated as the Regular Interests in REMIC I and the Class R-I Certificates shall be designated as the Residual Interests in REMIC I. The REMIC II Regular Interests shall be designated as the Regular Interests in REMIC II and the Class R-II Certificates shall be designated as the Residual Interests in REMIC II. The Class A Certificates, the Class CE Certificates and the Class P Certificates shall be designated as the Regular Interests in REMIC III and the Class R-III Certificates shall be designated as the Residual Interests in REMIC III. Neither the Trustee nor the Trust Administrator shall permit the creation of any "interests" in REMIC I, REMIC II or REMIC III (within the meaning of Section 860G of the Code) other than the REMIC I Regular Interests, the REMIC II Regular Interests and the interests represented by the Certificates.

                  (b) The Closing Date is hereby designated as the "Startup Day" of REMIC I, REMIC II and REMIC III within the meaning of Section 860G(a)(9) of the Code.

                  (c) The Master Servicer shall pay out of its own funds, without any right of reimbursement, any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to any REMIC I, REMIC II or REMIC III that involve the Internal Revenue Service or state tax authorities), other than the expense of obtaining any tax related Opinion of Counsel except as specified herein. The Master Servicer, as agent for all of REMIC I's, REMIC II's and REMIC III's tax matters person shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving any of REMIC I, REMIC II or REMIC III and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The holder of the largest Percentage Interest of each Class of Residual Certificates shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1, as the tax matters person of the related REMIC created hereunder. By their acceptance thereof, the holder of the largest Percentage Interest of each Class of Residual Certificates hereby agrees to irrevocably appoint the Master Servicer or an Affiliate as its agent to perform all of the duties of the tax matters person for the Trust Fund.

                  (d) The Master Servicer shall prepare and the Trustee shall sign and the Trust Administrator shall file all of the Tax Returns in respect of each REMIC created hereunder. The

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



expenses of preparing and filing such returns shall be borne by the Master Servicer without any right of reimbursement therefor.

                  (e) The Master Servicer shall perform on behalf of each of REMIC I, REMIC II and REMIC III all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Master Servicer shall provide (i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of REMIC I, REMIC II and REMIC III. The Depositor shall provide or cause to be provided to the Master Servicer, within ten (10) days after the Closing Date, all information or data that the Master Servicer reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

                  (f) The Master Servicer, each Servicer, the Trustee and the Trust Administrator shall take such action and shall cause each REMIC created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions. The Master Servicer, the Servicers, the Trustee and the Trust Administrator shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of REMIC I, REMIC II or REMIC III as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee and the Trust Administrator have received an Opinion of Counsel, addressed to the Trustee, the Trust Administrator and the Certificate Insurer (at the expense of the party seeking to take such action but in no event at the expense of the Trust Administrator or the Trustee) to the effect that the contemplated action will not, with respect to any of REMIC I, REMIC II or REMIC III, endanger such status or result in the imposition of such a tax, nor shall the Master Servicer or the Servicers take or fail to take any action (whether or not authorized hereunder) as to which the Trustee or the Trust Administrator has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action; provided that the Master Servicer and the Servicers may conclusively rely on such Opinion of Counsel and shall incur no liability for its action or failure to act in accordance with such Opinion of Counsel. In addition, prior to taking any action with respect to any of REMIC I, REMIC II or REMIC III or the respective assets of each, or causing REMIC I, REMIC II or REMIC III to take any action, which is not contemplated under the terms of this Agreement, the Master Servicer and the Servicers will consult with the Trustee and the Trust Administrator or its designee, in

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



writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to REMIC I, REMIC II or REMIC III, and neither the Master Servicer nor the Servicers shall take any such action or cause REMIC I, REMIC II or REMIC III to take any such action as to which the Trustee or the Trust Administrator has advised it in writing that an Adverse REMIC Event could occur; provided that the Master Servicer and the Servicers may conclusively rely on such writing and shall incur no liability for its action or failure to act in accordance with such writing. The Trust Administrator and the Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trustee or the Trust Administrator, as applicable. At all times as may be required by the Code, the Trust Administrator, the Trustee, the Master Servicer, or each Servicer will ensure that substantially all of the assets of both REMIC I and REMIC II will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code, to the extent such obligations are within such party's control and not otherwise inconsistent with the terms of this Agreement.

                  (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trust Administrator pursuant to Section
11.03 hereof, if such tax arises out of or results from a breach by the Trust Administrator of any of its obligations under this Article XI, (ii) to the Trustee pursuant to Section 11.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article XI,
(iii) to the Master Servicer or the related Servicer pursuant to Section 11.03 hereof, if such tax arises out of or results from a breach by the Master Servicer or such Servicer of any of its obligations under Article III or this
Article XI, or (iv) against amounts on deposit in the Distribution Account and shall be paid by withdrawal therefrom.

                  (h) On or before April 15 of each calendar year, commencing April 15, 1999, the Master Servicer and each Servicer shall deliver to each Rating Agency an Officer's Certificate of the Master Servicer and each Servicer stating the Master Servicer's or such Servicer's compliance with this Article XI.

                  (i) The Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each of REMIC I, REMIC II and REMIC III on a calendar year and on an accrual basis.

                  (j) Following the Startup Day, the Master Servicer, the Servicers, the Trustee and the Trust Administrator shall not accept any contributions of assets to any of REMIC I, REMIC II or REMIC III other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause the related REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject such REMIC

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



to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (k) None of the Trustee, the Trust Administrator, the Master Servicer or the Servicers shall enter into any arrangement by which REMIC I, REMIC II or REMIC III will receive a fee or other compensation for services nor permit either REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  SECTION 11.02. Prohibited Transactions and Activities.

                  None of the Depositor, the Master Servicer, the Servicers, the Trust Administrator or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I, (iii) the termination of REMIC I pursuant to Article X of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement), nor acquire any assets for any of REMIC I, REMIC II or REMIC III (other than REO Property acquired in respect of a defaulted Mortgage Loan), nor sell or dispose of any investments in the Collection Account or the Distribution Account for gain, nor accept any contributions to any of REMIC I, REMIC II or REMIC III after the Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03), unless it has received an Opinion of Counsel, addressed to the Trustee, the Trust Administrator and the Certificate Insurer (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee or the Trust Administrator) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of any of REMIC I, REMIC II or REMIC III as a REMIC or (b) cause any of REMIC I, REMIC II or REMIC III to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

                  SECTION 11.03. Master Servicer, Servicers, Trustee and Trust
                                 Administrator Indemnification.

                  (a) The Trustee agrees to indemnify the Trust Fund, the Depositor, the Certificate Insurer, the Servicers and the Trust Administrator for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor, the Certificate Insurer, the Servicers or the Trust Administrator, as a result of a breach of the Trustee's covenants set forth in this Article XI.

                  (b) The Trust Administrator agrees to indemnify the Trust Fund, the Depositor, the Certificate Insurer, the Servicers and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor, the Certificate Insurer, the Servicers or the Trustee, as a result of a breach of the Trust Administrator's covenants set forth in this Article XI.

                  (b) The Master Servicer and each Servicer, severally, agree to indemnify the Trust Fund, the Depositor, the Certificate Insurer, the Trustee, the Master Servicer, the other Servicer and the Trust Administrator for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor, the Certificate Insurer, the Trustee, the Master Servicer, the other Servicer or the Trust Administrator, as a result of a breach of the Master Servicer's or such Servicer's covenants set forth in Article III or this Article XI.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

                  SECTION 12.01. Amendment.

                   This Agreement may be amended with the consent of the Certificate Insurer from time to time by the Depositor, the Servicers, the Master Servicer, the Trustee and the Trust Administrator without the consent of any of the Certificateholders, (i) to cure any ambiguity or defect, (ii) to correct, modify or supplement any provisions herein (including to give effect to the expectations of Certificateholders), or (iii) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, the Trust Administrator and the Certificate Insurer, adversely affect in any material respect the interests of any Certificateholder or the Certificate Insurer, and provided further that such Opinion of Counsel shall not be necessary if the party seeking such amendment delivers to the Trustee and the Trust Administrator a letter from each Rating Agency stating that such amendment would not cause a downgrade or withdrawal of the then current ratings of the Certificates without regard to the Policy. No amendment shall be deemed to adversely affect in any material respect the interests of any Certificateholder who shall have consented thereto, and no Opinion of Counsel shall be required to address the effect of any such amendment on any such consenting Certificateholder.

                   This Agreement may also be amended from time to time by the Depositor, the Servicers, the Master Servicer, the Trustee and the Trust Administrator with the consent of the Certificate Insurer and the Holders of Certificates entitled to at least 66% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner, other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66% of the Voting Rights allocated to such Class, or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the Certificate Insurer and the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 12.01, Certificates registered in the name of the Depositor, the Master Servicer or either Servicer or any Affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates.

                  Notwithstanding any contrary provision of this Agreement, neither the Trustee nor the Trust Administrator shall consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not result in the imposition of any tax on any of REMIC I, REMIC II or REMIC III pursuant to the REMIC Provisions or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding. Any such amendment pursuant to the first paragraph of this Section 12.01 shall not be deemed to adversely affect in any material respect the interests of any Certificateholder if such change is required by the Certificate Insurer, so long as no Certificate Insurer Default has occurred and is continuing, and the Trustee and the Trust Administrator receive written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating or any shadow rating of the affected Certificates.

                  Promptly after the execution of any such amendment the Trust Administrator shall furnish a copy of such amendment to each Certificateholder and the Certificate Insurer.

                  It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee or the Trust Administrator may prescribe.

                  The cost of any Opinion of Counsel to be delivered pursuant to this Section 12.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trustee or Trust Administrator.

                  Each of the Trustee and the Trust Administrator may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

                  SECTION 12.02. Recordation of Agreement; Counterparts.

                  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Certificateholders, but only upon direction of the Trustee or the Trust Administrator accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  SECTION 12.03. Limitation on Rights of Certificateholders.

                  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of any of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 12.04. Governing Law.

                  This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 12.05. Notices.

                  All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service or delivered in any other manner specified herein, to (a) in the case of the Depositor, Seven World Trade Center, New York, New York 10048,
Attention: Mortgage Finance Group (telecopy number (212) 783-3895), or such other address or telecopy number as may hereafter be furnished to the Master Servicer, the Servicers, the Trustee, the Trust Administrator and the Certificate Insurer in writing by the Depositor, (b) in the case of the Master Servicer, 18400 Von Karman, Suite 1000, Irvine, California 92612 (telecopy number: (949) 225-7878), or such other address or telecopy number as may hereafter be furnished to the Trustee, the Trust Administrator, the Certificate Insurer, the Servicers and the Depositor in writing by the Master Servicer, (c) in the case of Option One Mortgage Corporation, 2020 East First Street, Suite 120, Santa Ana, California 92705,
Attention: Ms. Fabiola Camperi (telecopy number: (949) 558-3822), or such other address or telecopy number as may hereafter be furnished to the Trustee, the Trust Administrator, the Certificate Insurer, the Master Servicer and the Depositor in writing by Option One Mortgage Corporation, (d) in the case of the Trust Administrator, 180 East Fifth Street, St. Paul, Minnesota, 55101,
Attention: Structured Finance/New Century 1998-NC7 (telecopy number (612) 244-0089), or such other address or telecopy number as may hereafter be furnished to the Servicers, the Master Servicer, the Certificate Insurer, the Depositor and the Trustee in writing by the Trust Administrator, (d) in the case of the Trustee, 1555 North RiverCenter Drive, Suite 301, Milwaukee, Wisconsin 53212, Attention: Charles Pedersen (telecopy number (414) 905-5049), or such other address or telecopy number as may hereafter be furnished to the Servicers, the Master Servicer, the Certificate Insurer, the Trust Administrator and the Depositor in writing by the Trustee and (e) in the case of the Certificate Insurer, 350 Park Avenue, New York, New York 10022, Attention: Surveillance Department (telecopy number (212) 339-3518 or (212) 339-3529) or such other address or telecopy number as may hereafter be furnished to the Trustee, the Trust Administrator, the Depositor, the Master Servicer and the Servicers in writing by the Certificate Insurer. In each case in which a notice or other communication to the Certificate Insurer refers to a Servicer Event of Default or a claim under the Policy or with respect to which failure on the part of the Certificate Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head- Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED." Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

                  SECTION 12.06. Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  SECTION 12.07. Notice to Rating Agencies and the Certificate
                                 Insurer.

                  The Trust Administrator shall use its best efforts promptly to provide notice to the Rating Agencies and the Certificate Insurer with respect to each of the following of which it has actual knowledge:

                  1.       Any material change or amendment to this Agreement;

                  2. The occurrence of any Servicer Event of Default that has not been cured or waived;

                  3. The resignation or termination of either Servicer, the Trustee or the Trust Administrator;

                  4. The repurchase or substitution of Mortgage Loans pursuant to or as contemplated by Section 2.03;

                  5. The final payment to the Holders of any Class of Certificates;

                  6. Any change in the location of the Collection Account or the Distribution Account;

                  7. Any event that would result in the inability of the Trust Administrator or the Trustee, as applicable, to make advances regarding delinquent Mortgage Loans;

                  8. Any Certificate Insurer Default that has not been cured; and

                  9. The filing of any claim under either Servicer's blanket bond and errors and omissions insurance policy required by Section 3.14 or the cancellation or material modification of coverage under any such instrument.

                  In addition, the Trust Administrator shall promptly furnish to each Rating Agency and the Certificate Insurer copies of each report to Certificateholders described in Section 4.02 and the related Servicer shall promptly furnish to each Rating Agency copies of the following:

                  1.       Each annual statement as to compliance described in
                           Section 3.20; and

                  2. Each annual independent public accountants' servicing report described in Section 3.21.

                  Any such notice pursuant to this Section 12.07 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service to Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, and to Standard & Poor's Ratings Services, 25 Broadway, New York, New York 10004, or such other addresses as the Rating Agencies may designate in writing to the parties hereto.

                  SECTION 12.08. Article and Section References.

                  All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

                  SECTION 12.09. Grant of Security Interest.

                  It is the express intent of the parties hereto that the conveyance of the Mortgage Loans to the Trust Administrator, on behalf of the Trustee, be, and be construed as, a sale of the Mortgage Loans and not a pledge of the Mortgage Loans by the Depositor to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Depositor, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor and (b)(1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; (2) the conveyance provided for in Section 2.01 hereof shall be deemed to be a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Distribution Account, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all of the Depositor's obligations under this Agreement, including the obligation to provide to the Certificateholders the benefits of this Agreement relating to the Mortgage Loans and the Trust Fund; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Accordingly, the Depositor hereby grants to the Trustee a security interest in the Mortgage Loans and all other property described in clause (2) of the preceding sentence, for the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause (3) of the preceding sentence. Notwithstanding the foregoing, the parties hereto intend the conveyance pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Mortgage Loans and assets constituting the Trust Fund by the Depositor to the Trustee.

                  IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Servicers, the Trust Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                           SALOMON BROTHERS MORTGAGE
                                           SECURITIES VII, INC.,
                                           as Depositor

                                           By:  /s/ Vincent J. Varca
                                                ----------------------------
                                           Name:    Vincent J. Varca
                                           Title:   Assistant Vice President

                                           NEW CENTURY MORTGAGE CORPORATION
                                           as Master Servicer and Servicer


                                           By:  /s/ John Kontoulis
                                                ----------------------------
                                           Name:    John Kontoulis
                                           Title:   Vice President

                                           OPTION ONE MORTGAGE CORPORATION
                                           as Servicer


                                           By:  /s/ Robert E. Dubrish
                                                ----------------------------
                                           Name:    Robert E. Dubrish
                                           Title:   President

                                           U.S. BANK NATIONAL ASSOCIATION
                                           as Trust Administrator


                                           By:  /s/ Eve D. Kaplan
                                                ----------------------------
                                           Name:    Eve D. Kaplan
                                           Title:   Vice President

                                           FIRSTAR BANK MILWAUKEE, N.A.
                                           as Trustee


                                           By:  /s/ Charles F. Pederson
                                                ----------------------------
                                           Name:    Charles F. Pederson
                                           Title:   Assistant Vice President

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )



                  On the 22nd day of December 1998, before me, a notary public in and for said State, personally appeared Vincent J. Varca, known to me to be an Assistant Vice President of Salomon Brothers Mortgage Securities VII, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                            ---------------------------
                                                   Notary Public

[Notarial Seal]

STATE OF CALIFORNIA    )
                       ) ss.:
COUNTY OF ORANGE       )



                  On the 22nd day of December 1998, before me, a notary public in and for said State, personally appeared John Kontoulis, known to me to be Vice President of New Century Mortgage Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                            ---------------------------
                                                   Notary Public

[Notarial Seal]

STATE OF CALIFORNIA    )
                       ) ss.:
COUNTY OF _________    )



                  On the 22nd day of December 1998, before me, a notary public in and for said State, personally appeared ________________, known to me to be _________________ of Option One Mortgage Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                            ---------------------------
                                                   Notary Public

[Notarial Seal]

STATE OF MINNESOTA   )
                     ) ss.:
COUNTY OF RAMSEY     )



                  On the 22nd day of December 1998, before me, a notary public in and for said State, personally appeared Eve D. Kaplan, known to me to be a Vice President of U.S. Bank National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                            ---------------------------
                                                   Notary Public

[Notarial Seal]

STATE OF MINNESOTA    )
                      ) ss.:
COUNTY OF RAMSEY      )



                  On the 22nd day of December 1998, before me, a notary public in and for said State, personally appeared Eve D. Kaplan, known to me to be Vice President of U.S. Bank National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                            ---------------------------
                                                   Notary Public

[Notarial Seal]

STATE OF WISCONSIN       )
                         ) ss.:
COUNTY OF __________     )



                  On the 22nd day of December 1998, before me, a notary public in and for said State, personally appeared ____________, known to me to be a ________________ of Firstar Bank Milwaukee, N.A., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                            ---------------------------
                                                   Notary Public

[Notarial Seal]

                                   EXHIBIT A-1
                                   -----------

                          FORM OF CLASS A-1 CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").


Series 1998-NC7, Class A-1                Aggregate Certificate Principal Balance of
                                          the Class A-1 Certificates as of the Issue
Pass-Through Rate:  6.063%                Date:  $__________________

Date of Pooling and Servicing Agreement   Denomination:  $_____________
and Cut-off Date:  December 1, 1998
                                          Master Servicer and servicer:  New Century
First Distribution Date:                  Mortgage Corporation
January 25, 1999
                                          Servicer:  Option One Mortgage Corporation
No. ___
                                          Trustee:  Firstar Bank Milwaukee, N.A.

                                          Trust Administrator:  U.S. Bank National
                                          Association

                                          Issue Date:  December 22, 1998

                                          CUSIP:  79548K ____

     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                   MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family first mortgage loans (the "Mortgage Loans") formed and sold by

            SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICER, THE SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-1 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-1 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicer, the Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-1 Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trust Administrator on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-1 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates but with the consent of the Certificate Insurer.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer and any agent of the Depositor, any Master Servicer, the Servicer, the Trustee, the Trust Administrator or the Certificate Insurer may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator, the Certificate Insurer nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate principal balance of the Mortgage Loans at the time of purchase is reduced to less than 10%,in the event the Majority Class CE Certificateholder is the Terminator, or 5%, in the event the Master Servicer or the Certificate Insurer is the Terminator. Furthermore, the holder of the Call Class can effect early retirement of the Certificates in accordance with the terms set forth in the Agreement.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  December 22, 1998

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:____________________________
                                                Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class A-1 Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:____________________________
                                                Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                             (Cust)  (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
  JT TEN  - as joint tenants with right                       _________________
            if survivorship and not as                             (State)
            tenants in common

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________________________
______________________________________________________________________________.

Dated:

                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _________________________, account number ________________ , or, if mailed by check, to ____________________________________________________
______________________________________________________________________________ .
Applicable statements should be mailed to _____________________________________
______________________________________________________________________________ .
This information is provided by _______________________________________________, the assignee named above, or __________________________________, as its agent.

                                   EXHIBIT A-2
                                   -----------

                          FORM OF CLASS A-2 CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").


Series 1998-NC7, Class A-2                 Aggregate Certificate Principal Balance of
                                           the Class A-2 Certificates as of the Issue
Pass-Through Rate: 6.061%                  Date:  $__________________

Date of Pooling and Servicing Agreement    Denomination:  $_____________
and Cut-off Date:  December 1, 1998
                                           Master Servicer and servicer:  New Century
First Distribution Date:                   Mortgage Corporation
January 25, 1999
                                           Servicer: Option One Mortgage Corporation
No. ___
                                           Trustee:  Firstar Bank Milwaukee, N.A.

                                           Trust Administrator:  U.S. Bank National
                                           Association

                                           Issue Date:  December 22, 1998

                                           CUSIP:  79548K ____

     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                   MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family first mortgage loans (the "Mortgage Loans") formed and sold by

            SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICER, THE SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-2 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicer, the Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-2 Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trust Administrator on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-2 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates but with the consent of the Certificate Insurer.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer and any agent of the Depositor, any Master Servicer, the Servicer, the Trustee, the Trust Administrator or the Certificate Insurer may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator, the Certificate Insurer nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate principal balance of the Mortgage Loans at the time of purchase is reduced to less than 10%,in the event the Majority Class CE Certificateholder is the Terminator, or 5%, in the event the Master Servicer or the Certificate Insurer is the Terminator. Furthermore, the holder of the Call Class can effect early retirement of the Certificates in accordance with the terms set forth in the Agreement.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  December 22, 1998

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:_______________________________
                                                Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class A-2 Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:_______________________________
                                                Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                             (Cust)  (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
  JT TEN  - as joint tenants with right                       _________________
            if survivorship and not as                             (State)
            tenants in common

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________________________
______________________________________________________________________________.

Dated:

                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _________________________, account number ________________ , or, if mailed by check, to ____________________________________________________
______________________________________________________________________________ .
Applicable statements should be mailed to _____________________________________
______________________________________________________________________________ .
This information is provided by _______________________________________________, the assignee named above, or __________________________________, as its agent.

                                   EXHIBIT A-3
                                   -----------

                          FORM OF CLASS A-3 CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").


Series 1998-NC7, Class A-3                 Aggregate Certificate Principal Balance of
                                           the Class A-3 Certificates as of the Issue
Pass-Through Rate: 6.595%                  Date:  $__________________

Date of Pooling and Servicing Agreement    Denomination:  $_____________
and Cut-off Date:  December 1, 1998
                                           Master Servicer and servicer:  New Century
First Distribution Date:                   Mortgage Corporation
January 25, 1999
                                           Servicer:  Option One Mortgage Corporation
No. ___
                                           Trustee:  Firstar Bank Milwaukee, N.A.

                                           Trust Administrator:  U.S. Bank National
                                           Association

                                           Issue Date:  December 22, 1998

                                           CUSIP:  79548K ____


     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                   MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family first mortgage loans (the "Mortgage Loans") formed and sold by

            SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICER, THE SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-3 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-3 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicer, the Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-3 Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trust Administrator on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-3 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates but with the consent of the Certificate Insurer.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer and any agent of the Depositor, any Master Servicer, the Servicer, the Trustee, the Trust Administrator or the Certificate Insurer may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator, the Certificate Insurer nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate principal balance of the Mortgage Loans at the time of purchase is reduced to less than 10%,in the event the Majority Class CE Certificateholder is the Terminator, or 5%, in the event the Master Servicer or the Certificate Insurer is the Terminator. Furthermore, the holder of the Call Class can effect early retirement of the Certificates in accordance with the terms set forth in the Agreement.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  December 22, 1998

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:_______________________________
                                                Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class A-3 Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:_______________________________
                                                Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                             (Cust)  (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
  JT TEN  - as joint tenants with right                       _________________
            if survivorship and not as                             (State)
            tenants in common

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________________________
______________________________________________________________________________.

Dated:

                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _________________________, account number ________________ , or, if mailed by check, to ____________________________________________________
______________________________________________________________________________ .
Applicable statements should be mailed to _____________________________________
______________________________________________________________________________ .
This information is provided by _______________________________________________, the assignee named above, or __________________________________, as its agent.

                                   EXHIBIT A-4
                                   -----------

                          FORM OF CLASS A-4 CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").


Series 1998-NC7, Class A-4                 Aggregate Certificate Principal Balance of the
                                           Class A-4 Certificates as of the Issue Date:
Pass-Through Rate: 6.704%                  $________________

Date of Pooling and Servicing Agreement    Denomination:  $_____________
and Cut-off Date:  December 1, 1998
                                           Master Servicer and servicer:  New Century
First Distribution Date:                   Mortgage Corporation
January 25, 1999
                                           Servicer:  Option One Mortgage Corporation
No. ___
                                           Trustee:  Firstar Bank Milwaukee, N.A.

                                           Trust Administrator:  U.S. Bank National
                                           Association

                                           Issue Date:  December 22, 1998

                                           CUSIP:  79548K ____


     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                   MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family first mortgage loans (the "Mortgage Loans") formed and sold by

            SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICER, THE SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-4 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-4 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicer, the Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-4 Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trust Administrator on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-4 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates but with the consent of the Certificate Insurer.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer and any agent of the Depositor, any Master Servicer, the Servicer, the Trustee, the Trust Administrator or the Certificate Insurer may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator, the Certificate Insurer nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate principal balance of the Mortgage Loans at the time of purchase is reduced to less than 10%,in the event the Majority Class CE Certificateholder is the Terminator, or 5%, in the event the Master Servicer or the Certificate Insurer is the Terminator. Furthermore, the holder of the Call Class can effect early retirement of the Certificates in accordance with the terms set forth in the Agreement.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  December 22, 1998

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:_______________________________
                                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class A-4 Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:_______________________________
                                                Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                             (Cust)  (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
  JT TEN  - as joint tenants with right                       _________________
            if survivorship and not as                             (State)
            tenants in common

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________________________
______________________________________________________________________________.

Dated:

                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _________________________, account number ________________ , or, if mailed by check, to ____________________________________________________
______________________________________________________________________________ .
Applicable statements should be mailed to _____________________________________
______________________________________________________________________________ .
This information is provided by _______________________________________________, the assignee named above, or __________________________________, as its agent.

                                   EXHIBIT A-5
                                   -----------

                          FORM OF CLASS A-5 CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").


Series 1998-NC7, Class A-5                 Aggregate Certificate Principal Balance of
                                           the Class A-5 Certificates as of the Issue
Pass-Through Rate: 6.838%                  Date:  $__________________

Date of Pooling and Servicing Agreement    Denomination:  $_____________
and Cut-off Date:  December 1, 1998
                                           Master Servicer and servicer:  New Century
First Distribution Date:                   Mortgage Corporation
January 25, 1999
                                           Servicer:  Option One Mortgage Corporation
No. ___
                                           Trustee:  Firstar Bank Milwaukee, N.A.

                                           Trust Administrator:  U.S. Bank National
                                           Association

                                           Issue Date:  December 22, 1998

                                           CUSIP:  79548K ____


     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                   MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family first mortgage loans (the "Mortgage Loans") formed and sold by

            SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICER, THE SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-5 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-5 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicer, the Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-5 Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trust Administrator on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-5 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates but with the consent of the Certificate Insurer.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer and any agent of the Depositor, any Master Servicer, the Servicer, the Trustee, the Trust Administrator or the Certificate Insurer may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator, the Certificate Insurer nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate principal balance of the Mortgage Loans at the time of purchase is reduced to less than 10%,in the event the Majority Class CE Certificateholder is the Terminator, or 5%, in the event the Master Servicer or the Certificate Insurer is the Terminator. Furthermore, the holder of the Call Class can effect early retirement of the Certificates in accordance with the terms set forth in the Agreement.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  December 22, 1998

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:_______________________________
                                                Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class A-5 Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:_______________________________
                                                 Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                             (Cust)  (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
  JT TEN  - as joint tenants with right                       _________________
            if survivorship and not as                             (State)
            tenants in common

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________________________
______________________________________________________________________________.

Dated:

                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _________________________, account number ________________ , or, if mailed by check, to ____________________________________________________
______________________________________________________________________________ .
Applicable statements should be mailed to _____________________________________
______________________________________________________________________________ .
This information is provided by _______________________________________________, the assignee named above, or __________________________________, as its agent.

                                   EXHIBIT A-6
                                   -----------

                          FORM OF CLASS A-6 CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").


Series 1998-NC7, Class A-6                 Aggregate Certificate Principal Balance of
                                           the Class A-6 Certificates as of the Issue
Initial Pass-Through Rate:  7.491%         Date:  $__________________

Date of Pooling and Servicing Agreement    Denomination:  $_____________
and Cut-off Date:  December 1, 1998
                                           Master Servicer and servicer:  New
First Distribution Date:                   Century Mortgage Corporation
January 25, 1999
                                           Servicer:  Option One Mortgage
No. ___                                    Corporation

                                           Trustee:  Firstar Bank Milwaukee, N.A.

                                           Trust Administrator:  U.S. Bank National
                                           Association

                                           Issue Date:  December 22, 1998

                                           CUSIP:  79548K ____


     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                   MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family first mortgage loans (the "Mortgage Loans") formed and sold by

            SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICER, THE SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-6 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-6 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicer, the Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-6 Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trust Administrator on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-6 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates but with the consent of the Certificate Insurer.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer and any agent of the Depositor, any Master Servicer, the Servicer, the Trustee, the Trust Administrator or the Certificate Insurer may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator, the Certificate Insurer nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate principal balance of the Mortgage Loans at the time of purchase is reduced to less than 10%,in the event the Majority Class CE Certificateholder is the Terminator, or 5%, in the event the Master Servicer or the Certificate Insurer is the Terminator. Furthermore, the holder of the Call Class can effect early retirement of the Certificates in accordance with the terms set forth in the Agreement.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  December 22, 1998

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:_______________________________
                                                Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class A-6 Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:_______________________________
                                                Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                             (Cust)  (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
  JT TEN  - as joint tenants with right                       _________________
            if survivorship and not as                             (State)
            tenants in common

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________________________
______________________________________________________________________________.

Dated:

                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _________________________, account number ________________ , or, if mailed by check, to ____________________________________________________
______________________________________________________________________________ .
Applicable statements should be mailed to _____________________________________
______________________________________________________________________________ .
This information is provided by _______________________________________________, the assignee named above, or __________________________________, as its agent.

                                   EXHIBIT A-7
                                   -----------

                          FORM OF CLASS A-7 CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").


Series 1998-NC7, Class A-7                 Aggregate Certificate Principal Balance of
                                           the Class A-7 Certificates as of the Issue
Pass-Through Rate:  6.615%                 Date:  $__________________

Date of Pooling and Servicing Agreement    Denomination:  $_____________
and Cut-off Date:  December 1, 1998
                                           Master Servicer and servicer:  New Century
First Distribution Date:                   Mortgage Corporation
January 25, 1999
                                           Servicer:  Option One Mortgage Corporation
No. ___
                                           Trustee:  Firstar Bank Milwaukee, N.A.

                                           Trust Administrator:  U.S. Bank National
                                           Association

                                           Issue Date:  December 22, 1998

                                           CUSIP:  79548K ____


     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                   MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family first mortgage loans (the "Mortgage Loans") formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICER, THE SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-7 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-7 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicer, the Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-7 Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trust Administrator on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-7 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates but with the consent of the Certificate Insurer.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer and any agent of the Depositor, any Master Servicer, the Servicer, the Trustee, the Trust Administrator or the Certificate Insurer may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator, the Certificate Insurer nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate principal balance of the Mortgage Loans at the time of purchase is reduced to less than 10%,in the event the Majority Class CE Certificateholder is the Terminator, or 5%, in the event the Master Servicer or the Certificate Insurer is the Terminator. Furthermore, the holder of the Call Class can effect early retirement of the Certificates in accordance with the terms set forth in the Agreement.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  December 22, 1998

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:_______________________________
                                                Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class A-7 Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:_______________________________
                                                Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                             (Cust)  (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
  JT TEN  - as joint tenants with right                       _________________
            if survivorship and not as                             (State)
            tenants in common

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________________________
______________________________________________________________________________.

Dated:

                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _________________________, account number ________________ , or, if mailed by check, to ____________________________________________________
______________________________________________________________________________ .
Applicable statements should be mailed to _____________________________________
______________________________________________________________________________ .
This information is provided by _______________________________________________, the assignee named above, or __________________________________, as its agent.

                                   EXHIBIT A-8
                                   -----------

                          FORM OF CLASS CE CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

     THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 22, 1998. BASED ON THE OID REGULATIONS AND ASSUMING THAT THE MORTGAGE LOANS PREPAY AT __% CONSTANT PREPAYMENT RATE, USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_______ OF OID PER $100,000 OF INITIAL NOTIONAL AMOUNT, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $100,000 OF INITIAL NOTIONAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

     THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES AND THE RESIDUAL CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR
     TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

     NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS

     AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.


Series 1998-NC7, Class CE                  Aggregate Notional Amount of the Class
                                           CE Certificates as of the Issue Date:
Variable Pass-Through Rate                 $__________________

Date of Pooling and Servicing Agreement    Notional Amount: $_________________
and Cut-off Date:  December 1, 1998
                                           Aggregate Certificate Principal Balance of
First Distribution Date:                   the Class CE Certificates as of the Issue
January 25, 1999                           Date:  $__________________

No. ___                                    Denomination:  $_____________

                                           Master Servicer and servicer:  New Century
                                           Mortgage Corporation

                                           Servicer:  Option One Mortgage Corporation

                                           Trustee:  Firstar Bank Milwaukee, N.A.

                                           Trust Administrator:  U.S. Bank National
                                           Association

                                           Issue Date:  December 22, 1998


     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                        MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family first mortgage loans (the "Mortgage Loans") formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICER, THE SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class CE Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class CE Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicer, the Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class CE Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trust Administrator on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class CE Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class CE Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates but with the consent of the Certificate Insurer.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trust Administrator shall require receipt of
(i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Trust Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Trust Administrator, the Depositor, the Master Servicer and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Servicer, the Trustee or the Trust Administrator and any agent of the Depositor, the Master Servicer, the Servicer, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate principal balance of the Mortgage Loans at the time of purchase is reduced to less than 10%,in the event the Majority Class CE Certificateholder is the Terminator, or 5%, in the event the Master Servicer or the Certificate Insurer is the Terminator. Furthermore, the holder of the Call Class can effect early retirement of the Certificates in accordance with the terms set forth in the Agreement.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  December 22, 1998

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:_______________________________
                                                Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class CE Certificates referred to in the within-mentioned Agreement.


                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:_______________________________
                                                Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                             (Cust)  (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
  JT TEN  - as joint tenants with right                       _________________
            if survivorship and not as                             (State)
            tenants in common

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________________________
______________________________________________________________________________.

Dated:

                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _________________________, account number ________________ , or, if mailed by check, to ____________________________________________________
______________________________________________________________________________ .
Applicable statements should be mailed to _____________________________________
______________________________________________________________________________ .
This information is provided by _______________________________________________, the assignee named above, or __________________________________, as its agent.

                                   EXHIBIT A-9
                                   -----------

                           FORM OF CLASS P CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

     THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 22, 1998. BASED ON THE OID REGULATIONS AND ASSUMING THAT THE MORTGAGE LOANS PREPAY AT __% OF THE CONSTANT PREPAYMENT RATE, USED SOLELY FOR THE PURPOSES OF
     APPLYING THE OID RULES TO THE CERTIFICATES (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS _____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR
     TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

     NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 1998-NC7, Class P                   Aggregate Certificate Principal Balance of the
                                           Class P Certificates as of the Issue Date:
Date of Pooling and Servicing Agreement    $100.00
and Cut-off Date: December 1, 1998
                                           Denomination:  $100.00
First Distribution Date:
January 25, 1998                           Master Servicer and servicer: New Century
                                           Mortgage Corporation
No. ___
                                           Servicer:  Option One Mortgage Corporation

                                           Trustee: Firstar Bank Milwaukee, N.A.

                                           Trust Administrator:  U.S. Bank National
                                           Association

                                           Issue Date: December 22, 1998


     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                   MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

            SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICER, THE SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that ___________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class P Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class P Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicer, the Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trust Administrator on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class P Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate

Principal Balance of the Class P Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates but with the consent of the Certificate Insurer.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trust Administrator shall require receipt of
(i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, the Trust Administrator or the Master Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Trust Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Trust Administrator, the Depositor, the Master Servicer and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator or the Certificate Insurer and any agent of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator or the Certificate Insurer may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator, the Certificate Insurer nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate principal balance of the Mortgage Loans at the time of purchase is reduced to less than 10%,in the event the Majority Class CE Certificateholder is the Terminator, or 5%, in the event the Master Servicer or the Certificate Insurer is the Terminator. Furthermore, the holder of the Call Class can effect early retirement of the Certificates in accordance with the terms set forth in the Agreement.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: December 22, 1998

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:_______________________________
                                                Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class P Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:_______________________________
                                                Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                             (Cust)  (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
  JT TEN  - as joint tenants with right                       _________________
            if survivorship and not as                             (State)
            tenants in common

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________________________
______________________________________________________________________________.

Dated:

                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _________________________, account number ________________ , or, if mailed by check, to ____________________________________________________
______________________________________________________________________________ .
Applicable statements should be mailed to _____________________________________
______________________________________________________________________________ .
This information is provided by _______________________________________________, the assignee named above, or __________________________________, as its agent.

                                  EXHIBIT A-10
                                  ------------

                          FORM OF CLASS R-I CERTIFICATE

     THIS  CERTIFICATE  MAY NOT BE TRANSFERRED TO A NON-UNITED  STATES
     PERSON.

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

     ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

     ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE TRUSTEE THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED
     STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND
     (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY

     TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.


Series 1998-NC7, Class R-I                 Aggregate Percentage Interest of the Class R-I
                                           Certificates as of the Issue Date:  100.00%
Variable Pass-Through Rate
                                           Master Servicer and servicer: New Century
Date of Pooling and Servicing Agreement    Mortgage Corporation
and Cut-off Date:  December 1, 1998
                                           Servicer:  Option One Mortgage Corporation
First Distribution Date:
January 25, 1999                           Trustee:  Firstar Bank Milwaukee, N.A.

No. ___                                    Trust Administrator:  U.S. Bank Milwaukee,
                                           N.A.

                                           Issue Date:  December 22, 1998

                   MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family first mortgage loans (the "Mortgage Loans") formed and sold by

            SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICER, THE SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class R-I Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class R-I Certificates in REMIC I created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicer, the Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R-I Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trust Administrator on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R-I Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class R-I Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates but with the consent of the Certificate Insurer.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trust Administrator shall require receipt of
(i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, the Trust Administrator, the Master Servicer or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Trust Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Trust Administrator, the Depositor, the Master Servicer and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

          Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Trustee (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R-I Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income a PRO RATA share of the net income of the Trust Fund and that such income may be an "excess inclusion," as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R-I Certificates. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified

Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

          The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer and any agent of the Depositor, any Master Servicer, the Servicer, the Trustee, the Trust Administrator or the Certificate Insurer may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator, the Certificate Insurer nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate principal balance of the Mortgage Loans at the time of purchase is reduced to less than 10%,in the event the Majority Class CE Certificateholder is the Terminator, or 5%, in the event the Master Servicer or the Certificate Insurer is the Terminator. Furthermore, the holder of the Call Class can effect early retirement of the Certificates in accordance with the terms set forth in the Agreement.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  December 22, 1998

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:_______________________________
                                                Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class R-I Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:_______________________________
                                                Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                             (Cust)  (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
  JT TEN  - as joint tenants with right                       _________________
            if survivorship and not as                             (State)
            tenants in common

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________________________
______________________________________________________________________________.

Dated:

                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _________________________, account number ________________ , or, if mailed by check, to ____________________________________________________
______________________________________________________________________________ .
Applicable statements should be mailed to _____________________________________
______________________________________________________________________________ .
This information is provided by _______________________________________________, the assignee named above, or __________________________________, as its agent.

                                  EXHIBIT A-11
                                  ------------

                         FORM OF CLASS R-II CERTIFICATE

     THIS  CERTIFICATE  MAY NOT BE TRANSFERRED TO A NON-UNITED  STATES
     PERSON.

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

     ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

     ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE TRUSTEE THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED
     STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND
     (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY

     TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.


Series 1998-NC7, Class R-II                Aggregate Percentage Interest of the Class R-
                                           II Certificates as of the Issue Date:  100.00%
Variable Pass-Through Rate
                                           Master Servicer and servicer:  New Century
Date of Pooling and Servicing Agreement    Mortgage Corporation
and Cut-off Date:  December 1, 1998
                                           Servicer:  Option One Mortgage Corporation
First Distribution Date:
January 25, 1999                           Trustee:  Firstar Bank Milwaukee, N.A.

No. ___                                    Trust Administrator:  U.S. Bank Milwaukee,
                                           N.A.

                                           Issue Date:  December 22, 1998

                   MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family first mortgage loans (the "Mortgage Loans") formed and sold by

            SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICER, THE SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class R-II Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class R-II Certificates in REMIC I created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicer, the Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R-II Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trust Administrator on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R-II Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class R-II Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates but with the consent of the Certificate Insurer.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trust Administrator shall require receipt of
(i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, the Trust Administrator, the Master Servicer or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Trust Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Trust Administrator, the Depositor, the Master Servicer and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

          Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Trustee (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R-II Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income a PRO RATA share of the net income of the Trust Fund and that such income may be an "excess inclusion," as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R-II Certificates. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified

Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

          The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer and any agent of the Depositor, any Master Servicer, the Servicer, the Trustee, the Trust Administrator or the Certificate Insurer may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator, the Certificate Insurer nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate principal balance of the Mortgage Loans at the time of purchase is reduced to less than 10%,in the event the Majority Class CE Certificateholder is the Terminator, or 5%, in the event the Master Servicer or the Certificate Insurer is the Terminator. Furthermore, the holder of the Call Class can effect early retirement of the Certificates in accordance with the terms set forth in the Agreement.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  December 22, 1998

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:_______________________________
                                                Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class R-II Certificates referred to in the within-mentioned Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:_______________________________
                                                Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                             (Cust)  (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
  JT TEN  - as joint tenants with right                       _________________
            if survivorship and not as                             (State)
            tenants in common

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________________________
______________________________________________________________________________.

Dated:

                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _________________________, account number ________________ , or, if mailed by check, to ____________________________________________________
______________________________________________________________________________ .
Applicable statements should be mailed to _____________________________________
______________________________________________________________________________ .
This information is provided by _______________________________________________, the assignee named above, or __________________________________, as its agent.

                                  EXHIBIT A-12
                                  ------------

                         FORM OF CLASS R-III CERTIFICATE

     THIS  CERTIFICATE  MAY NOT BE TRANSFERRED TO A NON- UNITED STATES
     PERSON.

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

     ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

     ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE TRUSTEE THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED
     STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND
     (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE

     PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS
     CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.


Series 1998-NC7, Class R-III               Aggregate Percentage Interest of the Class R-
                                           III Certificates as of the Issue Date:  100.00%
Variable Pass-Through Rate
                                           Master Servicer and servicer:  New Century
Date of Pooling and Servicing Agreement    Mortgage Corporation
and Cut-off Date:  December 1, 1998
                                           Servicer:  Option One Mortgage Corporation
First Distribution Date:
January 25, 1999                           Trustee:  Firstar Bank Milwaukee, N.A.

No. ___                                    Trust Administrator:  U.S. Bank Milwaukee,
                                           N.A.

                                           Issue Date:  December 22, 1998

                   MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family first mortgage loans (the "Mortgage Loans") formed and sold by

            SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICER, THE SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class R-III Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class R-III Certificates in REMIC I created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicer, the Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R-III Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trust Administrator on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R-III Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class R-III Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates but with the consent of the Certificate Insurer.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trust Administrator shall require receipt of
(i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, the Trust Administrator, the Master Servicer or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Trust Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Trust Administrator, the Depositor, the Master Servicer and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

          Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Trustee (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R-III Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income a PRO RATA share of the net income of the Trust Fund and that such income may be an "excess inclusion," as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R-III Certificates. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified

Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

          The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer and any agent of the Depositor, any Master Servicer, the Servicer, the Trustee, the Trust Administrator or the Certificate Insurer may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Trustee, the Trust Administrator, the Certificate Insurer nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate principal balance of the Mortgage Loans at the time of purchase is reduced to less than 10%,in the event the Majority Class CE Certificateholder is the Terminator, or 5%, in the event the Master Servicer, the Servicer or the Certificate Insurer is the Terminator. Furthermore, the holder of the Call Class can effect early retirement of the Certificates in accordance with the terms set forth in the Agreement.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  December 22, 1998

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trust Administrator


                                        By:_______________________________
                                                Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class R-III Certificates referred to in the within-mentioned Agreement.

                                         U.S. BANK NATIONAL ASSOCIATION
                                         as Trust Administrator


                                         By:_______________________________
                                                Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                             (Cust)  (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
  JT TEN  - as joint tenants with right                       _________________
            if survivorship and not as                             (State)
            tenants in common

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________________________
______________________________________________________________________________.

Dated:

                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _________________________, account number ________________ , or, if mailed by check, to ____________________________________________________
______________________________________________________________________________ .
Applicable statements should be mailed to _____________________________________
______________________________________________________________________________ .
This information is provided by _______________________________________________, the assignee named above, or __________________________________, as its agent.

                                    EXHIBIT B
                                    ---------


                   FORM OF FINANCIAL GUARANTY INSURANCE POLICY


FINANCIAL                                                     FINANCIAL GUARANTY
SECURITY                                                        INSURANCE POLICY
ASSURANCEsm


Trust: As described in Endorsement No. 1                     Policy No.: 50752-N
Certificates:  $688,079,000 Salomon Brothers          Date of Issuance: 12/22/98
               Mortgage Securities VII, Inc.,
               Mortgage Pass-Through Certificates,
               Series 1998-NC7, Class A-1, Class
               A-2, Class A-3, Class A-4, Class
               A-5, Class A-6 and Class A-7

          FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to the Trustee for the benefit of each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment of Guaranteed Distributions with respect to the Certificates of the Trust referred to above.

          For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees payment of the amount of any distribution of principal or interest with respect to the Certificates made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law.

          Payment of any amount required to be paid under this Policy will be made following receipt by Financial Security of notice as described in Endorsement No. 1 hereto.

          Financial Security shall be subrogated to the rights of each Holder to receive distributions with respect to each Certificate held by such Holder to the extent of any payment by Financial Security hereunder.

          Except to the extent expressly modified by Endorsement No. 1 hereto, the following terms shall have the meanings specified for all purposes of this Policy. "Holder" means the registered owner of any Certificate as indicated on the registration books maintained by or on behalf of the Trustee for such purpose or, if the Certificate is in bearer form, the holder of the Certificate. "Trustee", "Guaranteed Distributions" and "Term of this Policy" shall have the meanings set forth in Endorsement No. 1 hereto.

          This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever. This Policy may not be canceled or revoked during the Term of this Policy. An acceleration payment shall not be due under this Policy unless such acceleration is at the sole option of Financial Security. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

          In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

                                     FINANCIAL SECURITY ASSURANCE INC.


                                     By________________________________
                                              AUTHORIZED OFFICER


A subsidiary of Financial Security Assurance Holdings Ltd.
350 Park Avenue, New York, N.Y. 10022-6022                        (212) 826-0100
Form 101NY (5/89)

            ENDORSEMENT NO. 1 TO FINANCIAL GUARANTY INSURANCE POLICY

FINANCIAL SECURITY ASSURANCE INC.

TRUST: Established pursuant to the Pooling and Servicing Agreement dated as of December 1, 1998 among Salomon Brothers
                   Mortgage Securities VII, Inc., as Depositor, New Century Mortgage Corporation, as Master Servicer and Servicer, Option One Mortgage Corporation as Servicer, Firstar Bank Milwaukee, National Association as Trustee and U.S. Bank National Association as Trust Administrator

POLICY NO.:        50752-N

CERTIFICATES:      $688,079,000 Salomon Brothers Mortgage Securities VII, Inc.,
                   Mortgage Pass-Through Certificates, Series 1998-NC7, Class A-
                   1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and
                   Class A-7

DATE OF ISSUANCE:  December 22, 1998

          1. DEFINITIONS. For all purposes of this Policy, the terms specified below shall have the meanings or constructions provided below. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Pooling and Servicing Agreement unless the context shall otherwise require.

          "BUSINESS DAY" means any day other than (i) a Saturday or Sunday, or
(ii) a day on which banking institutions in the State of California, the State of New York or in the city in which the Corporate Trust Office of the Trustee or the Trust Administrator is located, are authorized or obligated by law or executive order to be closed.

          "FINAL DISTRIBUTION DATE" means the Distribution Date coinciding with or following a purchase by the Terminator in accordance with the terms of clause
(i) of the first paragraph of Section 10.01 of the Pooling and Servicing Agreement.

          "GUARANTEED DISTRIBUTIONS" means, with respect to each Distribution Date, the distribution to be made to the Class A Certificates on such Distribution Date, in an aggregate amount equal to the sum of (i) the Accrued Certificate Interest on the Certificates, less the amount of any shortfalls resulting from the application of the Relief Act, (ii) the excess, if any, of
(a) the aggregate Certificate Principal Balance of all of the Class A Certificates then outstanding over (b) the aggregate principal balances of the Mortgage Loans then outstanding and (iii) if (but only if) such Distribution Date is the final Distribution Date or Maturity Date for the Class A Certificates, the outstanding Certificate Principal Balance of the Class A Certificates (without duplication of amounts included pursuant to clause (ii)), in each case in accordance with the original terms of the Class A Certificates when issued and without regard to any amendment or modification of the Class A Certificates or the Pooling and Servicing

Agreement which has not been consented to by Financial Security. Guaranteed Distributions shall not include, nor shall coverage be provided under this Policy in respect of any taxes, withholding or other charge imposed by any governmental authority.

          "MATURITY DATE" means the Distribution Date coinciding with or following the final payment or other liquidation of the last Mortgage Loan or REO Property as described in clause (ii) of the first paragraph of Section 10.01 of the Pooling and Servicing Agreement, subject to the proviso set forth therein.

          "POLICY" means this Financial Guaranty Insurance Policy and includes each endorsement thereto.

          "POOLING AND SERVICING AGREEMENT" means the Pooling and Servicing Agreement dated as of December 1, 1998 among Salomon Brothers Mortgage Securities VII, Inc., New Century Mortgage Corporation, Option One Mortgage Corporation, Firstar Bank Milwaukee National Association and U.S. Bank National Association with respect to Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1998-NC7, as amended from time to time with the consent of Financial Security.

          "RECEIPT" and "RECEIVED" mean actual delivery to Financial Security and to the Fiscal Agent (as defined below), if any, at or prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be Received on succeeding Business Day. If any notice or certificate given hereunder by the Trust Administrator is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so advise the Trust Administrator and the Trust Administrator may submit an amended notice.

          "TERM OF THIS POLICY" means the period from and including the Date of Issuance to and including the date on which (i) the Certificate Principal Balance of all of the Class A Certificates is zero, (ii) any period during which any payment on the Class A Certificates could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii), a final and nonappealable order in resolution of each such proceeding has been entered.

          "TRUSTEE" means Firstar Bank Milwaukee National Association, in its capacity as Trustee under the Pooling and Servicing Agreement and any successor in such capacity.

          "TRUST ADMINISTRATOR" means U.S. Bank National Association, in its capacity as Trust Administrator under the Pooling and Servicing Agreement and any successor in such capacity.

          2. NOTICES AND CONDITIONS TO PAYMENT IN RESPECT OF GUARANTEED DISTRIBUTIONS. Following Receipt by Financial Security of a notice and certificate from the Trust Administrator in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Guaranteed Distributions out of the funds of

Financial Security on the later to occur of (a) 12:00 noon, New York City time, on the second Business Day following such Receipt; and (b) 12:00 noon, New York City time, on the Distribution Date to which such claim relates. Payments due hereunder in respect of Guaranteed Distributions will be disbursed by wire transfer of immediately available funds to the Policy Payments Account established pursuant to the Pooling and Servicing Agreement or, if no such Policy Payments Account has been established, to the Trust Administrator.

          Financial Security shall be entitled to pay any amount hereunder in respect of Guaranteed Distributions whether or not any notice and certificate shall have been Received by Financial Security as provided above, provided however, that by acceptance of this Policy the Trustee, and the Trust Administrator on behalf of the Trustee, agree to provide upon request to Financial Security a notice and certificate in respect of any such payments made by Financial Security. Financial Security's obligations hereunder in respect of Guaranteed Distributions shall be discharged to the extent funds are disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Trust Administrator.

          3. NOTICES AND CONDITIONS TO PAYMENT IN RESPECT OF GUARANTEED DISTRIBUTIONS AVOIDED AS PREFERENCE PAYMENTS. If any Guaranteed Distribution is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay such amount out of the funds of Financial Security on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by Financial Security from the Trustee of
(A) a certified copy of the order to the court or other governmental body which exercised jurisdiction to the effect that the Holder is required to return principal or interest distributed with respect to the Class A Certificates during the Term of this Policy because such distributions were avoidable as preference payments under applicable bankruptcy law (the "Order"), (B) a certificate of the Holder that the Order has been entered and is not subject to any stay and (C) an assignment duly executed and delivered by the Holder, in such form as is reasonably required by Financial Security, and provided to the Holder by Financial Security, irrevocably assigning to Financial Security all rights and claims of the Holder relating to or arising under the Certificates against the debtor which made such preference payment or otherwise with respect to such preference payment or (ii) the date of Receipt by Financial Security from the Trust Administrator of the items referred to in clauses (A), (B) and
(C) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have Received written notice from the Trust Administrator that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Trustee, the Trust Administrator or any Holder directly (unless a Holder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Trust Administrator for distribution to such Holder upon proof of such payment reasonably satisfactory to Financial Security). In connection with the foregoing, Financial Security shall have the rights provided pursuant to Section 9.04(d) of the Pooling and Servicing Agreement.

          4. GOVERNING LAW. This Policy shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

          5. FISCAL AGENT. At any time during the Term of this Policy, Financial Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Trust Administrator at the notice address specified in the Pooling and Servicing Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Trust Administrator, (i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

          6. WAIVER OF DEFENSES. To the fullest extent permitted by applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder, all rights (whether by counterclaim, setoff or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy.

          7. NOTICES. All notices to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

                     Financial Security Assurance Inc.
                     350 Park Avenue
                     New York, NY 10022
                     Attention:   Senior Vice President - Surveillance
                     Re: Salomon Brothers Mortgage Securities VII, Inc., Callable Floating Rate Mortgage Pass-Through Certificates, Series 1998-NC5
                          Telecopy No.: (212) 339-3518
                          Confirmation: (212) 826-0100

Financial Security may specify a different address or addresses by writing mailed or delivered to the Trust Administrator.

          8. PRIORITIES. In the event any term or provisions of the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

          9. EXCLUSIONS FROM INSURANCE GUARANTY FUNDS. This Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance

Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

          10. SURRENDER OF POLICY. The Trustee shall surrender this Policy to Financial Security for cancellation upon expiration of the Term of this Policy.


          IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.


                                        FINANCIAL SECURITY ASSURANCE INC.



                                        By:_______________________________
                                                Authorized Officer

                                                                       Exhibit A
                                                                To Endorsement 1


                         NOTICE OF CLAIM AND CERTIFICATE
                         -------------------------------


Financial Security Assurance Inc.
350 Park Avenue
New York, NY 10022

          The undersigned, a duly authorized officer of U.S. Bank National Association (the "Trust Administrator"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. 50752-N dated December 22, 1998 (the "Policy") issued by Financial Security in respect of the Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1998-NC7, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 (the "Certificates), that:

               (i) The Trust Administrator is the Trust Administrator under the Pooling and Servicing Agreement for the Holders.

               (ii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Distribution Account and available for distribution to the Holders of the Guaranteed Distributions pursuant to the Pooling and Servicing Agreement will be $____________ (the "Shortfall") less than the Guaranteed Distributions with respect to the Distribution Date occurring on ________________.

               (iii) The Trust Administrator is making a claim under the Policy for the Shortfall to be applied to distributions of principal or interest or both with respect to the Certificates.

               (iv) The Trust Administrator agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions on the Certificates when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trust Administrator and (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof and, if the Certificate is required to be surrendered for such payment, shall stamp on each such Certificate the legend "$[INSERT APPLICABLE AMOUNT] paid by Financial Security and the balance hereof has been canceled and reissued" and then shall deliver such Certificate to Financial Security.

               (v) The Trust Administrator, on behalf of the Holders, hereby assigns to Financial Security the rights of the Holders with respect to the Certificates to the extent of any payments under the Policy, including, without limitation, any amounts due to the

          Holders in respect of securities law violations arising from the offer and sale of the Certificates. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Trust Administrator shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (v).

               (vi) The Trust Administrator, on its behalf and on behalf of the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Trust Administrator, the Trustee and each such Holder in any legal proceeding with respect to the Certificates. The Trust Administrator hereby agrees that, so long as a Certificate Insurer Default (as defined in the Pooling and Servicing Agreement) shall not exist, Financial Security may at any time during the continuation of any proceeding by or against the Seller, the Master Servicer, either Servicer or the Depositor under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding. In addition, the Trust Administrator, for itself and on behalf of the Trustee, hereby agrees that Financial Security shall be subrogated to, and the Trust Administrator on its behalf and on behalf of the Trustee and each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee, the Trust Administrator and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

               (vii) Payment should be made by wire transfer directed to Policy Payments Account.

          Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.

          IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Claim and Certificate as of the ______ day of _________________, _______.



                                          ___________________________________


                                          By:________________________________
                                          Title:_____________________________



_______________________________________________

For Financial Security or Fiscal Agent Use Only

Wire transfer sent on ___________________ by __________________________

Confirmation Number _________________________________

                                   EXHIBIT C-1
                                   -----------


               FORM OF TRUST ADMINISTRATOR'S INITIAL CERTIFICATION


                                             [Date]

Salomon Brothers Mortgage
  Securities VII, Inc.
Seven World Trade Center
New York, New York  10048

[Master Servicer]
__________________________
__________________________

          Re: Pooling and Servicing Agreement, dated as of December 1, 1998, among Salomon Brothers Mortgage Securities VII, Inc.,
               New Century Mortgage Corporation, Option One Mortgage
               Corporation,
               Firstar Bank Milwaukee, N.A. and U.S. Bank National Association, Mortgage Pass-through Certificates, Series 1998-NC7
               ----------------------------------------------------------------

Ladies and Gentlemen:

          Attached is the Trust Administrator's preliminary exceptions in accordance with Section 2.02 of the referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

          The Trust Administrator has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trust Administrator makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) whether any Mortgage File included any of the documents specified in clause (v) of Section 2.01 of the Pooling and Servicing Agreement.

                                          U.S. BANK NATIONAL ASSOCIATION


                                          By:________________________________
                                          Name:
                                          Title:

                                   EXHIBIT C-2
                                   -----------


               FORM OF TRUST ADMINISTRATOR'S INTERIM CERTIFICATION


                                            [Date]

Salomon Brothers Mortgage
  Securities VII, Inc.
Seven World Trade Center
New York, New York  10048

[Master Servicer]
___________________________
___________________________

          Re: Pooling and Servicing Agreement, dated as of December 1, 1998, among Salomon Brothers Mortgage Securities VII, Inc.,
               New Century Mortgage Corporation, Option One Mortgage
               Corporation,
               Firstar Bank Milwaukee, N.A. and U.S. Bank National Association, Mortgage Pass-through Certificates, Series 1998-NC7
               ----------------------------------------------------------------

Ladies and Gentlemen:

          Attached is the Trust Administrator's preliminary exceptions in accordance with Section 2.02 of the referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

          The Trust Administrator has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trust Administrator makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) whether any Mortgage File included any of the documents specified in clause (v) of Section 2.01 of the Pooling and Servicing Agreement.

                                          U.S. BANK NATIONAL ASSOCIATION


                                          By:________________________________
                                          Name:
                                          Title:

                                   EXHIBIT C-3
                                   -----------


                FORM OF TRUST ADMINISTRATOR'S FINAL CERTIFICATION


                                                [Date]

Salomon Brothers Mortgage
  Securities VII, Inc.
Seven World Trade Center
New York, New York  10048

[Master Servicer]
___________________________
___________________________

         Re: Pooling and Servicing Agreement, dated as of December 1, 1998, among Salomon Brothers Mortgage Securities VII, Inc.,
              New Century Mortgage Corporation, Option One Mortgage
              Corporation,
              Firstar Bank Milwaukee, N.A. and U.S. Bank National Association, Mortgage Pass-through Certificates, Series 1998-NC7
              ----------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trust Administrator, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto), it or a Custodian on its behalf has received:

               (i) the original recorded Mortgage, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, or a certified copy thereof in those instances where the public recording office retains the original or where the original has been lost; and

               (ii) an original recorded Assignment of the Mortgage to the Trust Administrator together with the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator, or a certified copy of such Assignments in those instances where the public recording retains the original or where original has been lost;

               (iii) the original lender's title insurance policy; and

               (iv) the original Primary Insurance Policy for each Mortgage Loan indicated on the Mortgage Loan Schedule as having a Loan-to-Value Ratio at origination in excess of 80%.

          The Trust Administrator has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trust Administrator makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                          U.S. BANK NATIONAL ASSOCIATION


                                          By:________________________________
                                          Name:
                                          Title:

                                    EXHIBIT D
                                    ---------


                    FORM OF MORTGAGE LOAN PURCHASE AGREEMENTS

                        MORTGAGE LOAN PURCHASE AGREEMENT


            This is a Mortgage Loan Purchase Agreement (this "Agreement"), dated December 18, 1998, among Salomon Brothers Mortgage Securities VII, Inc., a Delaware corporation (the "Purchaser"), New Century Mortgage Corporation, a California corporation (the "Originator") and Salomon Brothers Realty Corp., a New York corporation (the "Seller").

                              Preliminary Statement
                              ---------------------

            The Seller intends to sell the Mortgage Loans (as hereinafter identified) to the Purchaser on the terms and subject to the conditions set forth in this Agreement. The Mortgage Loans were purchased by the Seller from NC Capital Corporation ("NCCC") pursuant to a certain Mortgage Loan Purchase and Servicing Agreement, dated as of December 1, 1998 (the "Purchase and Servicing Agreement"), among the Seller as initial purchaser and NCCC as seller and the Originator as servicer. The Purchaser intends to deposit the Mortgage Loans into a mortgage pool comprising of the Trust Fund. The Trust Fund will be evidenced by a single series of mortgage pass-through certificates designated as Series 1998-NC7 (the "Certificates"). The Certificates will consist of six classes of certificates. The Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1998 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, the Originator as master servicer (in such capacity, the "Master Servicer") and a servicer, Option One Mortgage Corporation as a servicer, Firstar Bank Milwaukee, N.A. as trustee (the "Trustee") and U.S. Bank National Association as trust administrator (the "Trust Administrator"). Capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

            The parties hereto agree as follows:

            SECTION 1. AGREEMENT TO PURCHASE. The Seller agrees to sell, and the Purchaser agrees to purchase, on or before December 22, 1998 (the "Closing Date"), certain conventional, one- to four-family, fixed-rate residential mortgage loans (the "Mortgage Loans"), having an aggregate principal balance as of the close of business on December 1, 1998 (the "Cut-off Date") of approximately $703,557,763 (the "Closing Balance"), after giving effect to all payments due on the Mortgage Loans on or before the Cut-off Date, whether or not received, including the right to any Prepayment Charges payable by the related Mortgagors in connection with any Principal Prepayments on the Mortgage Loans.

            SECTION 2. MORTGAGE LOAN SCHEDULE. The Purchaser and the Seller have agreed upon which of the mortgage loans owned by the Seller are to be purchased by the Purchaser pursuant to this Agreement and the Seller will prepare or cause to be prepared on or prior to the Closing Date a final schedule (the "Closing Schedule") that shall describe such Mortgage Loans and set forth all of the Mortgage Loans to be purchased under this Agreement, including the related Prepayment Charges. The Closing Schedule will conform to the requirements set forth in this Agreement and to the definition of "Mortgage Loan Schedule" under the Pooling and Servicing Agreement. The Closing Schedule shall be used as the Mortgage Loan Schedule under the Pooling and Servicing Agreement.

            SECTION 3. Consideration.
                       -------------

            (a) In consideration for the Mortgage Loans to be purchased hereunder, the Purchaser shall, as described in Section 8, pay to or upon the order of the Seller in immediately available funds an amount (the "Purchase Price") equal to approximately ___% times the Closing Balance, plus accrued interest thereon from the Cut-off Date up to but not including the Closing Date.

            (b) The Purchaser or any assignee, transferee or designee of the Purchaser shall be entitled to all scheduled payments of principal due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans allocable to the period after the Cut-off Date. All scheduled payments of principal and interest due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller.

            (c) Pursuant to the Pooling and Servicing Agreement, the Purchaser will assign all of its right, title and interest in and to the Mortgage Loans, together with its rights under this Agreement, to the Trustee for the benefit of the Certificateholders.

            SECTION 4. Transfer of the Mortgage Loans.
                       ------------------------------

            (a) POSSESSION OF MORTGAGE FILES. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse but subject to the terms of this Agreement, all of its right, title and interest in, to and under the Mortgage Loans, including the related Prepayment Charges. The contents of each Mortgage File not delivered to the Purchaser or to any assignee, transferee or designee of the Purchaser on or prior to the Closing Date are and shall be held in trust by the Seller for the benefit of the Purchaser or any assignee, transferee or designee of the Purchaser. Upon the sale of the Mortgage Loans, the ownership of each Mortgage Note, the related Mortgage and the other contents of the related Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller on or after the Closing Date shall immediately vest in the Purchaser and shall be delivered immediately to the Purchaser or as otherwise directed by the Purchaser.

            (b) DELIVERY OF MORTGAGE LOAN DOCUMENTS. The Seller will, on or prior to the Closing Date, deliver or cause to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser each of the following documents for each Mortgage Loan:

                (i) the original Mortgage Note, endorsed in the following form:
      "Pay to the order of Firstar Bank Milwaukee, N.A., as Trustee under the applicable pooling and servicing agreement, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

                (ii) the original Mortgage with evidence of recording thereon;

                (iii) an original Assignment of Mortgage executed in the following form: "Firstar Bank Milwaukee, N.A., as Trustee under the applicable pooling and servicing agreement";

                (iv) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii);

                (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

                (vi) the original lender's title insurance policy, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first or second lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor.

            The Seller, at the expense of the Originator, promptly shall (within sixty Business Days following the later of the Closing Date and the date of receipt by the Seller of the recording information for a Mortgage, but in no event later than ninety days following the Closing Date) submit or cause to be submitted for recording, at no expense to the Seller or the Purchaser (or the Trust Fund, the Certificate Insurer, the Trustee or the Trust Administrator under the Pooling and Servicing Agreement), in the appropriate public office for real property records, each Assignment referred to in clauses (b)(iii) and
(b)(iv) of this Section 4. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Originator on behalf of the Seller, at the expense of the Originator, promptly shall prepare a substitute Assignment or cure such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

            Notwithstanding anything to the contrary contained in this Section 4, with respect to a maximum of approximately 1.0% of the Mortgage Loans, by aggregate principal balance of the Mortgage Loans as of the Cut-off Date, if any original Mortgage Note referred to in Section 4(b)(i) above cannot be located, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon delivery to the Purchaser or any assignee, transferee or designee of the Purchaser of a photocopy of such Mortgage Note, if available, with a lost note affidavit substantially in the form of Exhibit 6 hereto. If any of the original Mortgage Notes for which a lost note affidavit was delivered to the Purchaser or any assignee, transferee or designee of the Purchaser is subsequently located, such original Mortgage Note shall be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser within three Business Days; and if any document referred to in Section 4(b)(ii) or 4(b)(iv) above has been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller hereunder shall be deemed to have been satisfied upon delivery to the Purchaser or any assignee, transferee or designee of the Purchaser promptly upon receipt thereof by or on behalf of the Seller of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original.

            In the event that the original lender's title insurance policy has not yet been issued, the Seller shall deliver to the Purchaser or any assignee, transferee or designee of the Purchaser a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company. The Seller shall deliver to the Purchaser or any assignee, transferee or designee of the Purchaser promptly upon receipt by the Seller of any such original title insurance policy or original Primary Mortgage Insurance Policy.

            Each original document relating to a Mortgage Loan which is not delivered to the Purchaser or its assignee, transferee or designee, if held by the Seller or the Originator, shall be so held for the benefit of the Purchaser or its assignee, transferee or designee.

            (c) ACCEPTANCE OF MORTGAGE LOANS. The documents delivered pursuant to Section 4(b) hereof shall be reviewed by the Purchaser or any assignee, transferee or designee of the Purchaser at any time before or after the Closing Date (and with respect to each document permitted to be delivered after the Closing Date, within seven days of its delivery) to ascertain that all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

            (d) TRANSFER OF INTEREST IN AGREEMENTS. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, to the Trustee, as may be required to effect the purposes of the Pooling and Servicing Agreement, without the consent of the Seller or the Originator, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser. Any expense reasonably incurred by or on behalf of the Purchaser or the Trustee in connection with enforcing any obligations of the Seller or the Originator under this Agreement will be promptly reimbursed by the Seller or the Originator, as applicable.

            (e) EXAMINATION OF MORTGAGE FILES. Prior to the Closing Date, the Seller shall either (i) deliver in escrow to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination the Mortgage File pertaining to each Mortgage Loan, or (ii) make such Mortgage Files available to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination. Such examination may be made by the Purchaser, the Trustee or the Trust Administrator, and their respective designees, upon reasonable notice to the Seller during normal business hours before the Closing Date and within 60 days after the Closing Date. If any such person makes such examination prior to the Closing Date and identifies any Mortgage Loans that do not conform to the requirements of the Purchaser as described in this Agreement, such Mortgage Loans shall be deleted from the Closing Schedule. The Purchaser may, at its option and without notice to the Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or any person has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Purchaser or any assignee, transferee or designee of the Purchaser to demand repurchase or other relief as provided herein or under the Pooling and Servicing Agreement.

            SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER
                       AND THE ORIGINATOR.
                       -------------------------------------------------------

            (a) The Originator hereby represents and warrants to the Seller and the Purchaser, as of the date hereof and as of the Closing Date, and covenants, that:

                  (i) The Originator is duly organized, validly existing and in good standing as a corporation under the laws of the State of California with full corporate power and authority to conduct its business as presently conducted by it to the extent material to the consummation of the transactions contemplated herein. NCCC had the full corporate power and authority to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Seller pursuant to the Purchase and Servicing Agreement, and the Originator has the full corporate power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of this Agreement.

                  (ii) The Originator has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser and the Seller, constitutes a legal, valid and binding obligation of the Originator, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or by general principles of equity.

                  (iii) The execution, delivery and performance of this Agreement by the Originator (x) does not conflict and will not conflict with, does not breach and will not result in a breach of and does not constitute and will not constitute a default (or an event, which with notice or lapse of time or both, would constitute a default) under (A) any terms or provisions of the articles of incorporation or by-laws of the Originator, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Originator is a party or by which the Originator or any of its property is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Originator or any of its property and (y) does not create or impose and will not result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans.

                  (iv) No consent, approval, authorization or order of, registration or filing with, or notice on behalf of the Originator to any governmental authority or court is required, under federal laws or the laws of the State of California, for the execution, delivery and performance by the Originator of, or compliance by the Originator with, this Agreement or the consummation by the Originator of any other transaction contemplated hereby and by the Pooling and Servicing Agreement; provided, however, that the Originator makes no representation or warranty regarding federal or state securities laws in connection with the sale or distribution of the Certificates.

                  (v) In this Agreement, the Originator has not made any untrue statement of material fact or omit to state a material fact necessary to make the statements contained herein not misleading. The written statements, reports and other documents prepared and furnished or to be prepared and furnished by the Originator pursuant to this Agreement or in connection with the transactions contemplated hereby taken in the aggregate do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained therein not misleading.

                  (vi) The Originator is not in violation of, and the execution and delivery of this Agreement by the Originator and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Originator or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Originator or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder.

                  (vii) The Originator is a HUD approved mortgagee pursuant to
Section 203 of the National Housing Act. No event has occurred, including but not limited to a change in insurance coverage, that would make the Originator unable to comply with HUD eligibility requirements or that would require notification to HUD.

                  (viii) The Originator does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

                  (ix) Immediately prior to the payment to NCCC of the purchase price for each Mortgage Loan pursuant to the Purchase and Servicing Agreement, NCCC was the owner of the related Mortgage and the indebtedness evidenced by the related Mortgage Note, and, upon the payment to NCCC of such purchase price, in the event that NCCC retains or has retained record title, NCCC shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser as the owner thereof from and after the date hereof.

                  (x) There are no actions or proceedings against, or investigations known to it of, the Originator before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans by NCCC which occurred pursuant to the Purchase and Servicing Agreement or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Originator of its obligations under, or validity or enforceability of, this Agreement.

                  (xi) The consummation of the transactions contemplated by this Agreement and the Purchase and Servicing Agreement are in the ordinary course of business of the Originator and NCCC, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by NCCC pursuant to the Purchase and Servicing Agreement were not subject to the bulk transfer or any similar statutory provisions.

                  (xii) The information delivered by the Originator to the Seller with respect to the Originator's loan loss, foreclosure and delinquency experience, is true and correct in all material respects.

                  (xiii) NCCC has not dealt with any broker, investment banker, agent or other person, except for the Purchaser or any of its affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans pursuant to the Purchase and Servicing Agreement (except that an entity that previously financed the NCCC's ownership of the Mortgage Loans may be entitled to a fee to release its security interest in the Mortgage Loans, which fee shall have been paid and which security interest shall have been released on or prior to the Closing Date).

                  (xiv) There is no litigation currently pending or, to the best of the Originator's knowledge without independent investigation, threatened against the Originator that would reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates or the execution, delivery, performance or enforceability of this Agreement, or that would result in a material adverse change in the financial condition of the Originator.

         (b) The Seller hereby represents and warrants, as of the date hereof and as of the Closing Date, and covenants, that:

                  (i) The Seller is a corporation, duly organized and validly existing and in good standing under the laws of the State of New York with full corporate power and authority to conduct its business as presently conducted by it to the extent material to the consummation of the transactions contemplated herein. The Seller had the full corporate power and authority to acquire the Mortgage Loans. The Seller has the full corporate power and authority to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the full corporate power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of this Agreement;

                  (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite corporate action having been taken, and (assuming the due authorization, execution and delivery hereof by the Purchaser and the Originator) constitutes the valid, legal and binding obligation of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or
(C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities;

                  (iii) No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required, under federal laws or the laws of the State of New York, for the execution, delivery and performance by the Seller of, or compli ance by the Seller with, this Agreement or the consummation by the Seller of any other transaction contemplated hereby and by the Pooling and Servicing Agreement; provided, however, that the Seller makes no representation or warranty regarding federal or state securities laws in connection with the sale or distribution of the Certificates;

                  (iv) No certificate of an officer, statement or other information furnished in writing or report delivered by the Seller to the Purchaser, any affiliate of the Purchaser or the Trustee for use in connection with the purchase of the Mortgage Loans and the transactions contemplated hereunder and under the Pooling and Servicing Agreement will contain any untrue statement of a material fact, or omit a material fact necessary to make the information, certificate, statement or report not misleading in any material respect;

                  (v) Neither the sale of the Mortgage Loans to the Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default (or an event, which with notice or lapse of time or both, would constitute a default) under (A) any terms or provisions of the certificate of incorporation or by-laws of the Seller, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which the Seller or any of its property is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or any of its property, or results or will result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any docu ments or instruments evidencing or securing the Mortgage Loans;

                  (vi) The Seller has not dealt with any broker, investment banker, agent or other person, except for the Purchaser or any of its affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

                  (vii) There is no litigation currently pending or, to the best of the Seller's knowledge, threatened against the Seller that would reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery, performance or enforceability of this Agreement or that would result in a material adverse change in the financial condition of the Seller;

                  (viii) Each Mortgage Note, each Mortgage, each Assignment and any other document required to be delivered by or on behalf of the Seller under this Agreement or the Pooling and Servicing Agreement to the Purchaser or any assignee, transferee or designee of the Purchaser for each Mortgage Loan has been or will be, in accordance with Section 4(b) hereof, delivered to the Purchaser or any such assignee, transferee or designee. With respect to each Mortgage Loan, the Seller is in possession of a complete Mortgage File in compliance with the Pooling and Servicing Agreement, except for such documents that (A) have been delivered (1) to the Purchaser or any assignee, transferee or designee of the Purchaser or (2) for recording to the appropriate public recording office and have not yet been returned or (B) are not required to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser until 90 days following the Closing Date or such later date as provided in Section 4;

                  (ix) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder.

                  (x) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any relevant jurisdiction, except any as may have been complied with;

                  (xi) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

                  (xii) The Seller (A) is a solvent entity and is paying its debts as they become due and (B) after giving effect to the transfer of the Mortgage Loans, will be a solvent entity and will have sufficient resources to pay its debts as they become due;

                  (xiii) The form of endorsement of each Mortgage Note satisfied the requirement, if any, of endorsement in order to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note; and each Assignment to be delivered hereunder is in recordable form and is sufficient to effect the assignment of and to transfer to the assignee thereunder the benefits of the assignor, as mortgagee or assignee thereof, under each Mortgage to which that Assignment relates;

                  (xiv) The transfer of the Mortgage Loans to the Purchaser at the Closing Date will be treated by the Seller for financial accounting and reporting purposes as a sale of assets;

                  (xv) Immediately prior to the sale of the Mortgage Loans to the Purchaser as herein contemplated, the Seller had good title to, and was the sole owner of, the Mortgage Loans, and such sale validly transfers the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest; and

                  (xvi) With respect to the Mortgage Loans, the Seller hereby represents and warrants, as of the date hereof and as of the Closing Date, that each Mortgage Loan constitutes a "qualified mortgage" within the meaning of
Section 860(G)(a)(3) of the Code.


            SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR RELATING
                       TO THE MORTGAGE LOANS.
                       ---------------------------------------------------------

            REPRESENTATIONS AND WARRANTIES AS TO INDIVIDUAL MORTGAGE LOANS. The Originator hereby represents and warrants to the Seller and the Purchaser that as to each Mortgage Loan as of the Closing Date:

            (i) The information set forth in the Mortgage Loan Schedule, including the field concerning any related Prepayment Charge, is complete, true and correct as of the Cut-off Date;

            (ii) The Mortgage Loan is in compliance with all requirements set forth on Exhibit 7, and the characteristics of the Mortgage Loans as set forth on Exhibit 7 are true and correct;

            (iii) (a) All payments required to be made on or before the first day of the month prior to the month of the Closing Date, with respect to such Mortgage Loan under the terms of the Mortgage Note have been made; (b) the Originator has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage; and (c) no payment required under any Mortgage Loan has been 30 days delinquent more than once during the last twelve months and no Mortgage Loan has ever been 60 or more days delinquent;

            (iv) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

            (v) To the best knowledge of the Originator, the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed by the Originator, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and the terms of which are reflected in the Mortgage Loan Schedule;

            (vi) Prior to their transfer to the Seller, the Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            (vii) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Pooling and Servicing Agreement. All such insurance policies contain a standard mortgagee clause naming the Originator, its successors and assigns as mortgagee and all premiums thereon have been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

            (viii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the origination and servicing of the Mortgage Loan have been complied with. Any and all statements or acknowledgments required to be made by the Mortgagor relating to such requirements are and will remain in the Mortgage File;

            (ix) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

            (x) The Mortgage is a valid, existing and enforceable first or second lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the appraised value of the Mortgaged Property, (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property and (d) the first lien on the Mortgaged Property, in the case of Mortgages that are second liens. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest on the property described therein and, as of the time it sold the Mortgage Loans to Seller, NCCC had full right to sell and assign the same to the Seller. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secured debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

            (xi) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

            (xii) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person who is a party to the Mortgage Note and the Mortgage is in an individual capacity or family trust that is guaranteed by a natural person;

            (xiii) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

            (xiv) Prior to the sale of the Mortgage Loan to the Seller, NCCC was the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and had full right to transfer and sell the Mortgage Loan to the Seller free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

            (xv) As of the time of the sale of the Mortgage Loans from NCCC to the Seller, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

            (xvi) The Mortgage Loan is covered by an ALTA lender's title insurance policy acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (x)(a) and (b) above) the Originator, its successors and assigns as to the first or second priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Originator is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no holder of the related Mortgage prior to the Seller, including the Originator, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

            (xvii) Other than as specified in paragraph (iii) above, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Originator has not waived any default, breach, violation or event of acceleration;

            (xviii) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

            (xix) All improvements which were considered in determining the appraised value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. Each appraisal has been performed in accordance with the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989;

            (xx) The Mortgage Loan was (i) originated by the Originator or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD or (ii) acquired by the Originator directly through loan brokers or correspondents such that (a) the Mortgage Loan was originated in conformity with the Originator's underwriting guidelines, (b) the Originator approved the Mortgage Loan prior to funding and (c) the Originator provided the funds used to originate the Mortgage Loan and acquired the Mortgage Loan on the date of origination thereof;

            (xxi) Principal payments on the Mortgage Loan commenced no more than two months after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Rate. The Mortgage Note is payable on the first day of each month. Interest on the Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30- day months. The Mortgage Note does not permit negative amortization;

            (xxii) The origination and collection practices used by the Originator with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by the Originator (directly or through a subservicer) and any predecessor servicer in accordance with the terms of the Mortgage Note. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Originator and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Originator have been capitalized under any Mortgage or the related Mortgage Note;

            (xxiii) The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

            (xxiv) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. Since the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Originator and the Originator has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940;

            (xxv) The related Mortgaged Property is not a leasehold estate or, if such Mortgaged Property is a leasehold estate, the remaining term of such lease is at least ten (10) years greater than the remaining term of the related Mortgage Note;

            (xxvi) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (x) above;

            (xxvii) The Mortgage File contains an appraisal of the related Mortgaged Property made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, approved by the Originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of Fannie Mae and Freddie Mac;

            (xxviii) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

            (xxix) No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Originator, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

            (xxx) The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law; and if the Mortgage Loan is a Refinanced Mortgage Loan, the Mortgagor has received all disclosure and rescission materials required by applicable law with respect to the making of a Refinanced Mortgage Loan, and evidence of such receipt is and will remain in the Mortgage File;

            (xxxi) No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

            (xxxii) The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the Pooling and Servicing Agreement, have been delivered to the Trustee all in compliance with the specific requirements of the Pooling and Servicing Agreement;

            (xxxiii) The Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

            (xxxiv) No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

            (xxxv) The Assignment of Mortgage, is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

            (xxxvi) Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first or second lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

            (xxxvii) Except with respect to approximately five Mortgage Loans, no Mortgage Loan has a balloon payment feature;

            (xxxviii) If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the Fannie Mae's eligibility requirements;

            (xxxix) Neither the Originator nor any affiliate of the Originator has made a mortgage on any Mortgaged Property other than the Mortgage Loan;

            (xl) Any Mortgage Loan subject to the provisions of the Homeownership and Equity Protection Act of 1994, P.L. 103-325, 108 Stat 2160 was originated in compliance therewith;

            (xli) The Mortgage Loan was not intentionally selected by the Originator in a manner intended to adversely affect the interest of the Seller;

            (xlii) The Originator has not dealt with any broker or agent or other Person who might be entitled to a fee, commission or compensation in connection with the transaction contemplated by this Agreement other than the Purchaser except as set forth in the parenthetical in Section 5(xiii) hereof;

            (xliii) The Mortgaged Property consists of a parcel of real property of not more than ten acres with a single family residence erected thereon, or a two to four-family dwelling, or an individual condominium unit in a low-rise or high-rise condominium project, or an individual unit in a planned unit development. The Mortgaged Property is improved with a Residential Dwelling. Without limiting the foregoing, the Mortgaged Property does NOT consist of any of the following property types: (a) co-operative units, (b) log homes, (c) earthen homes, (d) underground homes, (e) mobile homes and (f) manufactured homes (as defined in the Fannie Mae Seller-Servicer's Guide), except when the appraisal indicates that the home is of comparable construction to a stick or beam construction home, is readily marketable, has been permanently affixed to the site and is not in a mobile home "park." The Mortgaged Property is either a fee simple estate or a long-term residential lease. If the Mortgage Loan is secured by a long-term residential lease, unless otherwise specifically disclosed in the Mortgage Loan Schedule, (A) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent (or the lessor's consent has been obtained and such consent is the Mortgage File) and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protection; (B) the terms of such lease do not (x) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default or (y) prohibit the holder of the Mortgage from being insured under the hazard insurance policy relating to the Mortgaged Property; (C) the original term of such lease is not less than 15 years; (D) the term of such lease does not terminate earlier than ten years after the maturity date of the Mortgage Note; and (E) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates for residential properties is an accepted practice;

            (xliv) At the time of origination, the Loan-to-Value ratio (or the combined loan-to-value ratio in the case of second lien Mortgage Loans) of the Mortgage Loan was not greater than 80%;

            (xlv) The Mortgage, and if required by applicable law the related Mortgage Note, contains a provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee, at the option of the Mortgagee; and

            (xlvi) The Mortgage Loan either contains a customary due-on-sale clause or may be assumed by a creditworthy purchaser of the related Mortgaged Property.

            SECTION 7. REPURCHASE OBLIGATION FOR DEFECTIVE DOCUMENTATION AND FOR
                       BREACH OF REPRESENTATION AND WARRANTY.
                       ---------------------------------------------------------

            (a) The representations and warranties contained in Section 6 shall not be impaired by any review and examination of loan files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Seller or the Purchaser to review or examine such documents and shall inure to the benefit of any assignee, transferee or designee of the Purchaser, including the Trustee for the benefit of holders of the Certificates. With respect to the representations and warranties contained herein as to which the Originator or Seller has no knowledge, if it is discovered that the substance of any such representation and warranty was inaccurate as of the date such representation and warranty was made or deemed to be made, and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, then notwithstanding the lack of knowledge by the Originator or the Seller, as the case may be, with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, the Originator or the Seller, as the case may be, shall take such action described in the following paragraph in respect of such Mortgage Loan.

            Upon discovery by the Originator, the Seller, the Purchaser or any assignee, transferee or designee of the Purchaser of any materially defective document in, or that any material document was not transferred by the Seller, or not transferred by the Originator to the Seller (as listed on the Trustee's Preliminary Exception Report), as part of any Mortgage File, or of a breach of any of the representations and warranties contained in Section 6 that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, the party discovering such breach shall give prompt written notice to the other parties hereto. Within sixty (60) days of its discovery or its receipt of notice of any such missing documentation that was not transferred to the Seller as described above, or of materially defective documentation, or of any such breach of a representation and warranty, the Originator, promptly shall deliver such missing document or cure such defect or breach in all material respects or, in the event the Originator or the Seller, as the case may be, cannot deliver such missing document or cannot cure such defect or breach, the Originator, shall, within ninety (90) days of its discovery or receipt of notice, repurchase the affected Mortgage Loan at the Purchase Price (as such term is defined in the Pooling and Servicing Agreement). The Originator shall amend the Closing Schedule to reflect the withdrawal of such Mortgage Loan from the terms of this Agreement and the Pooling and Servicing Agreement. The Originator shall deliver to the Seller and the Purchaser such amended Closing Schedule and shall deliver such other documents as are required by this Agreement or the Pooling and Servicing Agreement within five (5) days of any such amendment. Any repurchase pursuant to this Section 7(a) shall be accomplished by transfer to an account designated by the Purchaser of the amount of the Purchase Price in accordance with Section 2.03 of the Pooling and Servicing Agreement. Any repurchase required by this Section shall be made in a manner consistent with Section 2.03 of the Pooling and Servicing Agreement.

            (b) It is understood and agreed that the obligations of the Originator or the Seller, as the case may be, set forth in this Section 7 to cure or repurchase a defective Mortgage Loan constitute the sole remedies of the Seller and the Purchaser against the Originator respecting a missing document or a breach of the representations and warranties contained in Section 6.

            SECTION 8. CLOSING; PAYMENT FOR THE MORTGAGE LOANS. The closing of the purchase and sale of the Mortgage Loans shall be held at the New York City office of Thacher Proffitt & Wood at 10:00 a.m. New York City time on the Closing Date.

            The closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the date as of which they are made and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

            (b) All of the representations and warranties of the Originator under this Agreement shall be true and correct in all material respects as of the date as of which they are made and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

            (c) The Purchaser shall have received, or the attorneys of the Purchaser shall have received in escrow (to be released from escrow at the time of closing), all Closing Documents as specified in Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

            (d) The Seller shall have delivered or caused to be delivered and released to the Purchaser or to its designee, all documents (including without limitation, the Mortgage Loans) required to be so delivered by the Purchaser pursuant to Section 2.01 of the Pooling and Servicing Agreement; and

            (e) All other terms and conditions of this Agreement and the Pooling and Servicing Agreement shall have been complied with.

            Subject to the foregoing conditions, the Purchaser shall deliver or cause to be delivered to the Seller on the Closing Date, against delivery and release by the Seller to the Trustee of all documents required pursuant to the Pooling and Servicing Agreement, the consideration for the Mortgage Loans as specified in Section 3 of this Agreement, by delivery to the Seller of the Purchase Price in immediately available funds.

            SECTION 9. CLOSING DOCUMENTS. Without limiting the generality of
Section 8 hereof, the closing shall be subject to delivery of each of the following documents:

            (a) An Officers' Certificate of the Seller, dated the Closing Date, upon which the Originator, the Purchaser, the Certificate Insurer and Salomon Smith Barney Inc. (the "Underwriter") may rely, in the form of Exhibit 1 hereto, and attached thereto copies of the certificate of incorporation, by-laws and certificate of good standing of the Seller under the laws of New York;

            (b) An Officers' Certificate of the Seller, dated the Closing Date, upon which the Purchaser, the Certificate Insurer and the Underwriter may rely, in the form of Exhibit 2 hereto, with respect to certain facts regarding the sale of the Mortgage Loans by the Seller to the Purchaser;

            (c) An Opinion of Counsel of the Seller, dated the Closing Date and addressed to the Originator, the Purchaser, the Certificate Insurer and the Underwriter, substantially in the form attached hereto as Exhibit 3;

            (d) An Officer's Certificate of the Originator, dated the Closing Date, upon which the Seller, the Purchaser, the Certificate Insurer and the Underwriter may rely, in the form of Exhibit 4 hereto, and attached thereto copies of the certificate of incorporation, by-laws and certificate of good standing of the Originator under the laws of its state of incorporation;

            (e) An opinion of Counsel of the Originator, dated the Closing Date and addressed to the Seller, the Purchaser, the Certificate Insurer and the Underwriter substantially in the form attached hereto as Exhibit 5;

            (f) Such opinions of counsel as the Rating Agencies or the Trustee may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement;

            (g) A letter from KPMG Peat Marwick, L.L.P., certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Purchaser's Prospectus Supplement, dated December 18, 1998, under the captions "Summary--The Mortgage Loans," "Risk Factors," "The Mortgage Pool" (except with respect to the information contained under the caption "The Mortgage Pool--Option One Underwriting Programs") and "Pooling and Servicing Agreement--New Century Mortgage Corporation" agrees with the records of the Originator;

            (h) The Originator shall deliver to the Seller for inclusion in the Prospectus Supplement for Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1998-NC7, under the captions "The Mortgage Pool" (except with respect to the information contained under the caption "The Mortgage Pool--Option One Underwriting Programs") and "Pooling and Servicing Agreement--New Century Mortgage Corporation", or for inclusion in other offering material such publicly available information regarding the Originator, its financial condition and its mortgage loan delinquency, foreclosure and loss experience, underwriting standards, lending activities and loan sales, production, and servicing and collection practices, and any similar nonpublic, unaudited financial information;

            (i) A letter from KPMG Peat Marwick, L.L.P., certified public accountants, dated the date hereof and to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Purchaser's Prospectus Supplement, dated December 18, 1998 under the captions "Summary of Prospectus Supplement", "Yield on the Certificates" and "Description of the Certificates" agrees with the records of the Seller; and

            (j) Such further information, certificates, opinions and documents as the Purchaser or the Underwriter may reasonably request.

            SECTION 10. COSTS. The Originator shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) all costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation, recording fees, fees for title policy endorsements and continuations and the fees for recording Assignments of Mortgage, the fees and expenses of the Originator's accountants and attorneys, the costs and expenses incurred in connection with producing the Originator's or any subservicer's loan loss, foreclosure and delinquency experience, and the costs and expenses incurred in connection with obtaining the documents referred to in Sections 9(d), 9(e) and 9(g). The Seller shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) the costs and expenses of printing (or otherwise reproducing) and delivering this Agreement, the Pooling and Servicing Agreement, the Certificates, the prospectus and prospectus supplement, and any private placement memorandum relating to the Certificates, the Insurance Agreement and other related documents, the initial fees, costs and expenses of the Trustee and the Trust Administrator, the initial fees, costs and expenses of FSA, the fees and expenses of the Seller's counsel in connection with the preparation of all documents relating to the securitization of the Mortgage Loans, the filing fee charged by the Securities and Exchange Commission for registration of the Certificates and the fees charged by any rating agency to rate the Certificates. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 11. SERVICING. The Originator has represented to the Purchaser that the Mortgage Loans are being serviced by the Originator, in its capacity as servicer under the Purchase and Servicing Agreement, and that such Mortgage Loans are not subject to any other servicing agreements with third parties. It is understood and agreed between the Originator and the Purchaser that the Mortgage Loans are to be delivered free and clear of any servicing agreements. The Originator, without reimbursement from the Purchaser, shall pay any fees or penalties required by any servicer for releasing the Mortgage Loans from any such servicing agreement (it being understood that neither the Purchaser nor any affiliate of the Purchaser is servicing the Mortgage Loans under any such servicing agreement and, accordingly, that neither the Purchaser nor any affiliate of the Purchaser is entitled to receive any fee for releasing the Mortgage Loans from any such servicing agreement) and shall arrange for the orderly transfer, as of the Cut-off Date, of such servicing from any such servicer to the Originator. The Mortgage Loans shall be serviced by the Originator, in its capacity as servicer, in accordance with the terms of the Pooling and Servicing Agreement. For so long as the Originator services the Mortgage Loans, the Originator shall be entitled to the Servicing Fee and such other payments as provided for under the terms of the Pooling and Servicing Agreement.

            SECTION 12. INDEMNIFICATION. (a) The Originator shall indemnify and hold harmless each of (i) the Purchaser, (ii) the Seller, (iii) the Underwriter,
(iv) FSA, (v) the Person, if any, to which the Purchaser assigns its rights in and to a Mortgage Loan and each of their respective successors and assigns and
(vi) each person, if any, who controls the Purchaser within the meaning of
Section 15 of the Securities Act of 1933, as amended (the "1933 Act") ((i) through (vi) collectively, the "Indemnified Party") against any and all losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement dated December 18, 1998 (the "Prospectus Supplement") or any private placement memorandum (the "Private Placement Memorandum") relating to the offering by the Purchaser or an affiliate thereof, of the Class CE Certificates and Class P Certificates, or the omission or the alleged omission to state therein the material fact necessary in order to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon (i) information furnished in writing to the Purchaser or any of its affiliates by the Originator including, but not limited to, information contained in the data file, specifically for use in the preparation of the Prospectus Supplement and more specifically, for use in the preparation of information in the Prospectus Supplement set forth under the captions, "Summary-- The Mortgage Loans," "Risk Factors," "The Mortgage Pool," (except with respect to information contained under the caption "The Mortgage Pool--Option One Underwriting Programs), "Pooling and Servicing Agreement--New Century Mortgage Corporation" and, with respect to any private placement memorandum, any information of a comparable nature, or (ii) the data files containing information with respect to the Mortgage Loans as transmitted by modem to the Purchaser by the Originator on or about December 22, 1998 (as such transmitted information may have been amended in writing by the Originator with the written consent of the Purchaser subsequent to such transmission), (b) any representation, warranty or covenant made by the Originator herein or in the Pooling and Servicing Agreement, on which the Purchaser has relied, being, or alleged to be, untrue or incorrect or (c) any updated collateral information provided by the Underwriter to a purchaser of the Certificates derived from the data contained in clause (ii) and the Remittance Report or a current collateral tape obtained from the Originator or an affiliate of the Originator, including the current loan balances of the Mortgage Loans; provided, however, that to the extent that any such losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject arise out of or are based upon both (1) statements, omissions, representations, warranties or covenants of the Originator described in clause (a), (b) or (c) above and (2) any other factual basis, the Originator shall indemnify and hold harmless the Indemnified Party only to the extent that the losses, claims, expenses, damages, or liabilities of the person or persons asserting the claim are determined to rise from or be based upon matters set forth in clause (1) above and do not result from the gross negligence or willful misconduct of such Indemnified Party. This indemnity shall be in addition to any liability that the Originator may otherwise have.

            SECTION 13. MANDATORY DELIVERY; GRANT OF SECURITY INTEREST. The sale and delivery on the Closing Date of the Mortgage Loans described on the Mortgage Loan Schedule in accordance with the terms and conditions of this Agreement is mandatory. It is specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of the Seller's failure to deliver the Mortgage Loans on or before the Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in the Seller's interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Purchaser, subject to the Purchaser's (i) right, prior to the Closing Date, to reject any Mortgage Loan to the extent permitted by this Agreement, and
(ii) obligation to deliver or cause to be delivered the consideration for the Mortgage Loans pursuant to Section 8 hereof. Any Mortgage

Loans rejected by the Purchaser shall concurrently therewith be released from the security interest created hereby. The Purchaser agrees that, upon acceptance of the Mortgage Loans by the Purchaser or its designee and delivery of payment to the Seller, that its security interest in the Mortgage Loans shall be released. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

            Notwithstanding the foregoing, if on the Closing Date, each of the conditions set forth in Section 8 hereof shall have been satisfied and the Purchaser shall not have paid or caused to be paid the Purchase Price, or any such condition shall not have been waived or satisfied and the Purchaser determines not to pay or cause to be paid the Purchase Price, the Purchaser shall immediately effect the redelivery of the Mortgage Loans, if delivery to the Purchaser has occurred, and the security interest created by this Section 12 shall be deemed to have been released.

            SECTION 14. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by fax and, receipt of which is confirmed by telephone, if to the Purchaser, addressed to the Purchaser at Seven World Trade Center, New York, New York 10048, Attention: Mortgage Finance Group, fax (212) 783-4581, or such other address as may hereafter be furnished to the Seller and the Originator in writing by the Purchaser; if to the Seller, addressed to the Seller at Seven World Trade Center, New York, New York 10048, Attention: Mortgage Finance Group, fax (212) 783-4581, or to such other address as the Seller may designate in writing to the Purchaser and the Originator; if to the Originator, addressed to the Originator at 18400 Von Karman, Suite 1000, Irvine, California 92612, fax
(949) 440-7033, or to such other address as the Seller may designate in writing to the Purchaser and the Seller.

            SECTION 15. SEVERABILITY OF PROVISIONS. Any part, provision, representation or warranty of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 16. AGREEMENT OF PARTIES. The Originator, the Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as either of the others may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

            SECTION 17. SURVIVAL. (a) The Seller agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on its behalf, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.

            (b) The Originator agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Seller and the Purchaser notwithstanding any investigation heretofore or hereafter made by the Seller or the Purchaser or on the behalf of either of them, and that the representations, warranties and agreements made by the Originator herein or in any such certificate shall continue in full force and effect, notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.

            SECTION 18. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (INCLUDING THE CHOICE OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 19. MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 4 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller and (b) (1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (2) the conveyance provided for in Section 4 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account whether in the form of cash, instruments, securities or other property; (3) the possession by the Purchaser or its agent of Mortgage Notes, the related Mortgages and such other items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code; and (4) notifications to persons holding such property and acknowledgments, receipts or confirmations from persons holding such property shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to
Section 4(d) hereof shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            IN WITNESS WHEREOF, the Purchaser, the Seller and the Originator have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.


                                           SALOMON BROTHERS MORTGAGE
                                           SECURITIES VII, INC.


                                           By:________________________________
                                           Name:    Vincent J. Varca
                                           Title:   Assistant Vice President


                                           SALOMON BROTHERS REALTY CORP.


                                           By:________________________________
                                           Name:    Vincent J. Varca
                                           Title:   Authorized Agent



                                           NEW CENTURY MORTGAGE CORPORATION


                                           By:________________________________
                                           Name:    John Kontoulis
                                           Title:   Vice President

                                                                       EXHIBIT 1

                  [FORM OF OFFICER'S CERTIFICATE OF THE SELLER]

            I, ________________, hereby certify that I am a duly Authorized Agent of Salomon Brothers Realty Corp., a New York corporation (the "Seller"), and further certify as follows:

            1. Attached hereto is a true and correct copy of the Certificate of Incorporation and By-laws of the Seller, all of which are in full force and effect on the date hereof. There has been no amendment or other document filed affecting the Certificate of Incorporation of the Seller since December 20, 1982, and no such amendment has been authorized. There has been no amendment or other document filed affecting the By-laws of the Seller since October 7, 1986, and no such amendment has been authorized. Attached hereto is a good standing certificate issued by the Secretary of State of the State of New York with respect to the Seller. No event has occurred since the date thereof that, to the best knowledge of the undersigned, has affected the good standing of the Seller under the laws of New York.

            2. There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened against or affecting the Seller which, if adversely determined, individually or in the aggregate, would materially and adversely affect the Seller's ability to perform its obligations under the Mortgage Loan Purchase Agreement (the "Mortgage Loan Purchase Agreement"), dated December 18, 1998, among the Seller, New Century Mortgage Corporation and Salomon Brothers Mortgage Securities VII, Inc (the "Depositor"). No proceedings looking toward merger, consolidation or liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

            3. Each person who, as an officer or representative of the Seller, signed the Mortgage Loan Purchase Agreement and any other document delivered prior hereto or on the date hereof in connection with the purchase described in the Mortgage Loan Purchase Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

            4. All of the representations and warranties of the Seller under the Mortgage Loan Purchase Agreement are true and correct in all material respects as of the Closing Date subject, in the case of the Closing Schedule delivered pursuant to the Mortgage Loan Purchase Agreement, to such amendments thereto as were duly made on or before the date hereof and no event has occurred with respect to the Seller which, with notice or the passage of time or both, would constitute a default under the Mortgage Loan Purchase Agreement.

            5. The information set forth in the Mortgage Loan Schedule attached as an exhibit to the Pooling and Servicing Agreement is true and correct in all material respects.

            6. The transactions contemplated in the Mortgage Loan Purchase Agreement will be reported as a sale in the Seller's financial reports.

            7. With respect to its sale of the Mortgage Loans and the transactions and undertakings contemplated by the Mortgage Loan Purchase Agreement, the Seller has complied in all material respects with all the obligations by which it is bound and has satisfied in all material respects all the conditions on its part to be performed or satisfied prior to the Closing Date.

            8. Capitalized terms used but not defined herein shall have the meanings assigned in the Mortgage Loan Purchase Agreement.

            IN WITNESS WHEREOF, I have hereunto signed my name.


Dated:
                                            By:________________________________
                                            Name:
                                            Title:     Authorized Agent



            I, , an ________________ of Salomon Brothers Realty Corp., hereby certify that ________________ is a duly appointed, qualified and acting Authorized Agent of the Seller and that the signature appearing above is his genuine signature.

            IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:
                                            By:________________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT 2

      [FORM OF OFFICER'S CERTIFICATE OF THE SELLER WITH RESPECT TO CERTAIN
                 FACTS REGARDING THE SALE OF THE MORTGAGE LOANS]

                 Salomon Brothers Mortgage Securities VII, Inc.
                       Mortgage Pass-Through Certificates
                                 Series 1998-NC7


                                 CERTIFICATE OF
                          SALOMON BROTHERS REALTY CORP.


            Reference is made to the sale of mortgage loans (the "Mortgage Loans") by Salomon Brothers Realty Corp. ("SBRC") to Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") pursuant to a Mortgage Loan Purchase Agreement, dated December 18, 1998, among SBRC, New Century Mortgage Corporation and the Depositor (the "New Century Purchase Agreement") and a Mortgage Loan Purchase Agreement, dated December 18, 1998, among SBRC, Option One Mortgage Corporation and the Depositor (the "Option One Purchase Agreement"; together with the New Century Purchase Agreement, the "Purchase Agreements"), and the simultaneous issuance of Mortgage Pass-Through Certificates, Series 1998-NC7, Class A, Class CE, Class P, Class R-I, Class R-II and Class R-III (the "Certificates"), pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1998 (the "Pooling and Servicing Agreement") among the Depositor as depositor, New Century Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and servicer, Option One Mortgage Corporation as servicer, Firstar Bank Milwaukee, N.A. as trustee (the "Trustee") and U.S. Bank National Association as trust administrator (the "Trust Administrator"). In consideration for its purchase of the Mortgage Loans, the Depositor will deliver to SBRC immediately available funds. The Depositor will sell the Certificates to Salomon Smith Barney Inc. (the "Underwriter") for offer and sale pursuant to the terms of an Underwriting Agreement, dated December 18, 1998 (the "Underwriting Agreement"), between the Depositor and the Underwriter. The Purchase Agreement, the Pooling and Servicing Agreement and the Underwriting Agreement together, are hereinafter collectively referred to as the "Agreements". Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreements.

            The undersigned is a duly appointed Authorized Agent of Salomon Brothers Realty Corp. and hereby certifies after reasonable investigation that:

            1. The price to be paid to SBRC for the Mortgage Loans will have been paid in full at the closing of the sale pursuant to the Purchase Agreements, and no agreement or arrangement exists or will exist that permits the modification of the consideration for the Mortgage Loans subsequent to that sale. SBRC will not have any right or obligation to repurchase any Mortgage Loan, except as provided in the Purchase Agreements.

            2 Each Mortgage Note and each related Mortgage has been appropriately prepared and duly executed and delivered by the related Mortgagor, and each Mortgage has been appropriately recorded in the applicable jurisdiction and any intervening endorsement of any Mortgage Note, and any intervening assignment of any Mortgage, which was required in order to transfer to SBRC ownership of the Mortgage Loans, was obtained and completed.

            3. Each Mortgage Note has been endorsed or assigned in a manner that satisfies any requirement necessary to transfer to the Trustee all right, title and interest of the party so endorsing or assigning, as noteholder or transferee thereof, in and to that Mortgage Note, as provided in the Purchase Agreements and the Pooling and Servicing Agreement. Each Assignment to the Trustee is in recordable form and is sufficient to effect the assignment and transfer to the Depositor of the benefits of the assignor, as original mortgagee or assignee thereof, under each Mortgage to which that Assignment relates, as provided in the Purchase Agreements and the Pooling and Servicing Agreement. Each Assignment to the Trustee has been or will be appropriately recorded to the extent required under applicable law, as provided in the Pooling and Servicing Agreement.

            4. Each original Mortgage Note, each original recorded Mortgage, each original recorded intervening Assignment and each Assignment to the Trustee has been delivered to the Trustee at the direction of the Depositor, and the Trustee will maintain continuous actual possession of each of the foregoing in the State of New York. Neither the Trustee nor any agent of the Trustee that has or will have possession of any Mortgage Note, Mortgage or Assignment is, or will be, at any time during the term of the Pooling and Servicing Agreement, an affiliate of SBRC or otherwise under the direct or indirect control of SBRC.

            5. Immediately prior to the transfer of the Mortgage Loans by SBRC to the Depositor, SBRC was the sole owner of each Mortgage Loan, free and clear of any and all prior liens, mortgages, security interests, pledges, participation interests, adverse claims, charges or other equities or encumbrances of any nature, and had full right and authority to sell, assign and transfer the Mortgage Loans.

            6. No Mortgage Note, Mortgage or other document constituting part of the Mortgage File reflects or will reflect on its face any interest that is inconsistent with the ownership interest of SBRC in and to the Mortgage Loans or the transfer of the Mortgage Loans by SBRC to the Depositor.

            7. The transfer of the Mortgage Loans by SBRC to the Depositor as provided in the Purchase Agreements is intended by SBRC to be, and is in fact, a contemporaneous exchange in which SBRC receives new value.

            8. SBRC was solvent at all relevant times prior to, and will not be rendered insolvent by, the transfer of the Mortgage Loans to the Depositor.

            9. SBRC did not transfer the Mortgage Loans to the Depositor with any intent to hinder, delay or defraud any of SBRC's creditors.

            10. None of SBRC, the Depositor, the Master Servicer, the Servicer, the Trustee or the Trust Administrator, or any agent acting on behalf of any of them, has been or will become a party to any fraud or illegality affecting any Mortgage Loan or Certificate.

            11. No breach of the Agreements by any party, misrepresentation or failure by any party to perform all acts required to be performed prior to the Closing Date, or fraud or mistake on the part of any party to the Agreements in connection with the transactions contemplated by the Agreements, has occurred or will occur.

            12. No party to the Agreements has taken or will take any action that is unreasonable, arbitrary or capricious, or that is not taken in good faith or in a commercially reasonable manner, affecting the Mortgage Loans in connection with the transactions contemplated by the Agreements.

            13. There is not and will not be any other agreement among the parties to the Agreements that modifies or otherwise supplements the agreement of the parties as expressed in the Agreements.

            14. SBRC does not have and will not have any right to modify or alter the terms of the transfer of the Mortgage Loans by SBRC to the Depositor, or to substitute or add any mortgage loan thereafter, except as provided in the Agreements.

            15. SBRC will not take any action that is inconsistent with the ownership interest in the Mortgage Loans evidenced by the Certificates. SBRC will promptly indicate to other persons or entities, when a response is appropriate, that the Mortgage Loans were transferred by SBRC to the Depositor. SBRC will not claim any ownership interest directly in the Mortgage Loans other than that represented by Certificates in which it may have an ownership interest from time to time.

            16. Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, SBRC will report the transfer of the Mortgage Loans to the Depositor, as provided in the respective Purchase Agreements as a sale of all of its interest in the Mortgage Loans. SBRC has been advised by or has confirmed with its independent public accountants for similar transactions that the sale will be so classified under GAAP in accordance with Statement No. 125 of the Financial Accounting Standards Board.

            IN WITNESS WHEREOF, the undersigned has executed this Certificate as of December __, 1998.


                                            SALOMON BROTHERS REALTY CORP.


                                            By:________________________________
                                            Name:
                                            Title:      Authorized Agent

                                                                       EXHIBIT 3

                   [FORM OF OPINION OF COUNSEL FOR THE SELLER]

                                                     December __, 1998


Salomon Brothers Mortgage                   Financial Security Assurance Inc.
  Securities VII, Inc.                      350 Park Avenue
Seven World Trade Center                    New York, New York 10022
New York, New York 10048

Salomon Smith Barney Inc.
Seven World Trade Center
New York, New York 10048


      Re:      Salomon Brothers Mortgage Securities VII, Inc.
               Mortgage Pass-Through Certificates, Series 1998-NC7
               ---------------------------------------------------

Ladies and Gentlemen:

            We have acted as counsel to Salomon Brothers Realty Corp. (the "Seller") in connection with the sale of mortgage loans (the "Mortgage Loans") by the Seller to Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") pursuant to a Mortgage Loan Purchase Agreement, dated December 18, 1998, among the Seller, Option One Mortgage Corporation and the Depositor (the "Option One Purchase Agreement") and a Mortgage Loan Purchase Agreement, dated December 18, 1998, among the Seller, New Century Mortgage Corporation and the Depositor (the "New Century Purchase Agreement"; together with the Option One Purchase Agreement, the "Agreements"). This opinion is being delivered to you pursuant to Section 9(c) of each of the Agreements. Capitalized terms used but not defined herein have the meanings set forth in the Agreements or in agreements referred to therein.

            In rendering this opinion letter, we do not express any opinion concerning any law other than the law of the State of New York and the federal law of the United States, and we do not express any opinion concerning the application of the "doing business" laws or the securities laws of any jurisdiction other than the federal securities laws of the United States. In addition, we do not express any opinion on any issue not expressly addressed below.

            In rendering this opinion letter, we have examined the Agreements, the certificate of incorporation and by-laws of the Seller and such records and other documents as we have deemed necessary. As to matters of fact, we have examined and relied upon representations of the Seller contained in the Agreements, and where we have deemed appropriate, representations or certifications of officers of the Seller, the Depositor or public officials. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. We have assumed, except as to the Seller, that all parties had the corporate power and authority to enter into and perform all obligations thereunder and, as to such parties, we also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the validity and binding effect and enforceability of such documents. We have further assumed that there is not and will not be any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements. We have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Agreements.

            Based upon the foregoing, we are of the opinion that:

            1. The Seller is a corporation duly organized and validly existing and in good standing under the laws of the State of New York and has the requisite corporate power to own its properties, to conduct its business as presently conducted by it, to own the Mortgage Loans to which each Agreement relates, to transfer and convey such Mortgage Loans to the Depositor and to enter into and perform its obligations under each of the Agreements.

            2. Each of the Agreements have been duly authorized, executed and delivered by the Seller and, upon due authorization, execution and delivery by the other parties thereto, will constitute the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by (a) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors and (b) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

            3. No consent, approval, authorization or order of any State of New York or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the Agreements except for those consents, approvals, authorizations or orders that previously have been obtained.

            4. Neither the transfer of the Mortgage Loans as provided in the Agreements, nor the fulfillment of the terms of or the consummation of any other of the transactions contemplated by the Agreements, will result in a breach of any term or provision of the certificate of incorporation or by-laws of the Seller or, to the best of our knowledge, will conflict with, result in a breach, violation or acceleration of or constitute a default under, the terms of any indenture or other agreement or instrument to which the Seller is a party or by which it is bound, or any State of New York or federal statute applicable to the Seller, or any order or regulation of any State of New York or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller.

            5. To the best of our knowledge, there are no actions, proceedings or investigations pending or threatened against the Seller before any court, administrative agency or other tribunal (a) asserting the invalidity of either of the Agreements, (b) seeking to prevent the consummation of any of the transactions contemplated in either of the Agreements or (c) that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, the Agreements.

                  This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person is entitled to rely hereon. Copies of this letter may not be furnished to any other person, nor may any portion of this letter be quoted, circulated or referred to in any other document, without our prior written consent.

                                            Very truly yours,

                                            THACHER PROFFITT & WOOD

                                            By

                                                                       EXHIBIT 4

                  [FORM OF OFFICER'S CERTIFICATE OF ORIGINATOR]

                        New Century Mortgage Corporation

                              Officer's Certificate


            I, ____________________________, hereby certify that I am the duly elected _____________________________________, of New Century Mortgage
Corporation, a California corporation (the "Company"), and further certify, on behalf of the Company as follows:

            1. Attached hereto as Attachment I is a true and correct copy of the Certificate of Incorporation and By-laws of the Company as in full force and effect on the date hereof. No event has occurred since ________________ which has affected the good standing of the Company under the laws of the State of California.

            2. No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Company are pending or contemplated.

            3. Each person who, as an officer or attorney-in-fact of the Company, signed (a) the Mortgage Loan Purchase Agreement (the "Purchase Agreement") dated December 18, 1998 among the Company, Salomon Brothers Realty Corp. and Salomon Brothers Mortgage Securities VII, Inc. ("SBMSVII"), or (b) any other document delivered prior hereto or on the date hereof in connection with the transactions contemplated by the Purchase Agreement and the Pooling and Servicing Agreement dated as of December 1, 1998 among SBMSVII, the Company, Option One Mortgage Corporation, Firstar Bank Milwaukee, N.A. and U.S. Bank National Association (the "Pooling and Servicing Agreement") was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

            4. Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Company on , 199_ (the "Resolutions") with respect to the transactions contemplated by the Purchase Agreement and the Pooling and Servicing Agreement; said Resolutions have not been amended or modified, annulled or revoked and are in full force and effect on the date hereof.

            5. All of the representations and warranties of the Company contained in the Purchase Agreement are true and correct in all material respects as of the Closing Date, and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Purchase Agreement.

            6. The Company has performed all of its duties and has satisfied all of the material conditions on its part to be performed or satisfied prior to the Closing Date.

            All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

            IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

Dated: December  __, 1998

         (Seal)                             NEW CENTURY MORTGAGE CORPORATION


                                            By:________________________________
                                            Name:
                                            Title:


            I, ___________________________, [Assistant] Secretary of __________
____________________, hereby certify that _____________________________________
is the duly elected, qualified and acting _____________________________________
of _______________________________ and that the signature appearing above is his genuine signature.

            IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: December __, 1998
                                            NEW CENTURY MORTGAGE CORPORATION


                                            By:________________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT 5

                   [FORM OF OPINION OF COUNSEL FOR ORIGINATOR]

                                December __, 1998



Salomon Brothers Mortgage Securities VII, Inc. Financial Security Assurance Inc.
Seven World Trade Center                       350 Park Avenue
New York, New York 10048                       New York, New York 10022

Salomon Smith Barney Inc.
Seven World Trade Center
New York, New York 10048


              Re: Salomon Brothers Mortgage Securities VII, Inc.
                  Mortgage Pass-Through Certificates, Series 1998-NC7
                  ---------------------------------------------------

Ladies and Gentlemen:

        I have acted as counsel to New Century Mortgage Corporation, a California corporation (the "Company"), in connection with the sale of certain mortgage loans, previously sold by the Company to Salomon Brothers Realty Corp. ("Realty"), to Salomon Brothers Securities VII, Inc. ("SBMSVII") pursuant to a Mortgage Loan Purchase Agreement, dated December 18, 1998 (the "Purchase Agreement"), among the Company, Realty and SBMSVII. Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1998-NC7 have or will be issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1998 (the "Pooling and Servicing Agreement"), among SBMSVII, the Company, New Century Mortgage Corporation, Firstar Bank Milwaukee, N.A. and U.S. Bank National Association. Capitalized terms not otherwise defined herein have the meanings set forth in the Pooling and Servicing Agreement.

        In connection with rendering this opinion letter, I, or attorneys working under my direction, have examined, among other things, originals, certified copies or copies otherwise identified to my satisfaction as being true copies of the following:

        A.  The Purchase Agreement;
        B.  The Pooling and Servicing Agreement;
        C. The Company's Certificate of Incorporation and Bylaws, as amended to date; and
        D. Resolutions adopted by the Board of Directors of the Company with specific reference to actions relating to the transactions covered by this opinion.

For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances. As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other representatives of the Company, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me. I have also assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of the originals of such copied documents.

        On the basis of and subject to the foregoing examination, and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations expressed herein, I am of the opinion that:

        1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of California with corporate power and authority to own its properties and conduct its business as presently conducted by it. The Company has the corporate power and authority to execute, deliver, and perform its obligations under the Purchase Agreement.

        2. The Purchase Agreement has been duly and validly authorized, executed and delivered by the Company.

        3. The Purchase Agreement constitutes valid, legal and binding obligations of the Company, enforceable against the Company in accordance with its terms.

        4. No consent, approval, authorization or order of any state or federal court or government agency or body is required for the execution, delivery and performance by the Company of the Purchase Agreement or the consummation of the transactions contemplated by the Purchase Agreement, except for those consents, approvals, authorizations or orders which previously have been obtained.

        5. The fulfillment of the terms of or the consummation of the transactions contemplated in the Purchase Agreement will not result in a breach of any term or provision of the Certificate of Incorporation or By-laws of the Company, or, to the best of my knowledge, will conflict with, result in a breach or violation of, or constitute a default under, (i) the terms of any indenture or other agreement or instrument known to me to which the Company is a party or by which it is bound, (ii) any State of California or federal statute or regulation applicable to the Company, or (iii) any order of any State of California or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company, except in any such case where the default, breach or violation would not have a material adverse effect on the Company or its ability to perform its obligations under the Purchase Agreement.

        6. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my judgment, either in any one instance or in the aggregate, would draw into question the validity of the Purchase Agreement, which seeks to prevent the consummation of any of the transactions contemplated in the Purchase Agreement or which would be likely to impair materially the ability of the Company to perform under the terms of the Purchase Agreement.

        7. No information has come to my attention that causes me to believe that the information contained in SBMSVII's Prospectus Supplement, dated December 18, 1998, relating to the Company, its financial condition, its underwriting standards and its loan portfolio, specifically the information in the "Summary--The Mortgage Loans," "Risk Factors," "The Mortgage Pool" (except with respect to the information contained under the caption "The Mortgage Pool--Option One Underwriting Programs") and "Pooling and Servicing Agreement--New Century Mortgage Corporation" contained an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

        The opinions above are subject to the following additional assumptions, exceptions, qualifications and limitations:

        A. I have assumed that all parties to the Purchase Agreement other than the Seller have all requisite power and authority to execute, deliver and perform their respective obligations under the Purchase Agreement, and that the Purchase Agreement has been duly authorized by all necessary corporate actions on the part of such parties, has been executed and delivered by such parties and constitutes the legal, valid and binding obligations of such parties.

        B. My opinion expressed paragraphs 3 above is subject to the qualifications that (i) the enforceability of the Purchase Agreement may be limited by the effect of laws relating to (1) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Purchase Agreement and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to limit or affect the enforcement of creditors' rights generally and the discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion herein with respect to the validity, legality, binding effect or enforceability of provisions for indemnification in the Purchase Agreement to the extent such provisions may be held to be unenforceable as contrary to public policy.

        C. I have assumed, without independent check or certification, that there are no agreements or understandings among the Company, Realty and any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

        I express no opinion as to whether the courts of the United States located in California or state courts of California would respect or enforce any contractual provision regarding choice of law, selection of forum or waiver of a jury trial.

        This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon.

        I am admitted to practice in the State of California, and I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of California and the Federal laws of the United States of America.

                                       Very truly yours,



                                       ________________________________

                                                                       EXHIBIT 6

Loan #: ____________
Borrower: _____________

                               LOST NOTE AFFIDAVIT
                               -------------------


            I, as ___________________ of ________________, a __________________
corporation am authorized to make this Affidavit on behalf of _________________ (the "Seller"). In connection with the administration of the Mortgage Loans held by ____________________, a _________________ corporation as Seller on behalf of
Salomon Brothers Mortgage Securities VII, Inc. (the "Purchaser"), _____________________ (the "Deponent"), being duly sworn, deposes and says that:

            1. The Seller's address is : _____________________
                                   _____________________
                                   _____________________

            2. The Seller previously delivered to the Purchaser a signed Initial Certification with respect to such Mortgage and/or Assignment of Mortgage;

            3. Such Mortgage Note and/or Assignment of Mortgage was assigned or sold to the Purchaser by ________________________, a ____________
            corporation pursuant to the terms and provisions of a Mortgage Loan Purchase Agreement dated as of December 18, 1998;

            4. Such Mortgage Note and/or Assignment of Mortgage is not outstanding pursuant to a request for release of Documents;

            5. Aforesaid Mortgage Note and/or Assignment of Mortgage (the "Original") has been lost;

            6. Deponent has made or caused to be made a diligent search for the Original and has been unable to find or recover same;

            7. The Seller was the Seller of the Original at the time of the loss; and

            8. Deponent agrees that, if said Original should ever come into Seller's possession, custody or power, Seller will immediately and without consideration surrender the Original to the Purchaser.

            9. Attached hereto is a true and correct copy of (i) the Note, endorsed in blank by the Mortgagee and (ii) the Mortgage or Deed of Trust (strike one) which secures the Note, which Mortgage or Deed of Trust is recorded in the county where the property is located.

            10. Deponent hereby agrees that the Seller (a) shall indemnify and hold harmless the Purchaser, its successors and assigns, against any loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of any Notes, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that has already purchased a mortgage loan evidenced by the Lost Note or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a mortgage loan evidenced by the Lost Note on the related property to the fact that the mortgage loan is not evidenced by an original note and (iv) the issuance of a new instrument in lieu thereof (items (i) through (iv) above hereinafter referred to as the "Losses") and (b) if required by any Rating Agency in connection with placing such Lost Note into a Pass-Through Transfer, shall obtain a surety from an insurer acceptable to the applicable Rating Agency to cover any Losses with respect to such Lost Note.

            11. This Affidavit is intended to be relied upon by the Purchaser, its successors and assigns. _____________________, a ______________
            corporation represents and warrants that is has the authority to perform its obligations under this Affidavit of Lost Note.

Executed this ____ day, of ___________ 199_.

                                            SELLER

                                            By:_____________________________
                                            Name:
                                            Title:


            On this ___ day of ______, 199_, before me appeared ________________
to me personally known, who being duly sworn did say that he is the _____________________ of ____________________ a ______________ corporation and that said Affidavit of Lost Note was signed and sealed on behalf of such corporation and said acknowledged this instrument to be the free act and deed of said corporation.

Signature:

[Seal]

                                                                       EXHIBIT 7


            On the Cut-off Date, the Mortgage Loans shall comply with the following conditions:

            (i) no less than _____% of the Mortgage Loans shall have a risk grade of A+, A+MO, A- or A-MO, no more than _____% of such loans shall have a risk grade of B and no more than 15.20% of such loans shall have a risk grade of C, C- or C- HS;;

            (ii) any Mortgage Loan with a loan-to-value ratio (or combined loan-to-value ratio, in the case of second lien Mortgage Loans) between _____% and _____% shall have a risk grade of A+, A+MO, A-, A-MO or B;

            (iii) the weighted average loan-to-value (or combined loan-to-value ratio, in the case of second lien Mortgage Loans) for each of the Mortgage Loans at origination shall be approximately ______%;

            (iv) the maximum percentage concentration of Mortgage Loans secured by mortgaged properties in any one zip code shall be approximately ____%;

            (v) approximately _____% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge within a specified period as provided in the related Mortgage Note not in excess of 5 years;

            (vi) the Mortgage Loans shall have a weighted average Mortgage Rate equal to approximately ______% per annum. The Mortgage Loans will be fixed-rate mortgage loans, payable on the first day of each month. The Mortgage Loans will not be subject to negative amortization and will not provide for graduated payments. None of the Mortgage Loans shall be subject to temporary buydown agreements. Each of the Mortgage Loans shall be fully-amortizing and none of the Mortgage Loans shall provide for the payment of a balloon payment; and

            (vii) no more than approximately ____% of the Mortgage Loans are secured by second liens on the related mortgaged property.

                        MORTGAGE LOAN PURCHASE AGREEMENT


            This is a Mortgage Loan Purchase Agreement (this "Agreement"), dated December 18, 1998, among Salomon Brothers Mortgage Securities VII, Inc., a Delaware corporation (the "Purchaser"), Option One Mortgage Corporation, a California corporation (the "Originator") and Salomon Brothers Realty Corp., a New York corporation (the "Seller").

                              PRELIMINARY STATEMENT

            The Seller intends to sell the Mortgage Loans (as hereinafter identified) to the Purchaser on the terms and subject to the conditions set forth in this Agreement. The Mortgage Loans were purchased by the Seller from the Originator pursuant to a certain Mortgage Loan Purchase and Servicing Agreement, dated as of March 1, 1998 (the "Purchase and Servicing Agreement"), between the Seller as initial purchaser and the Originator as seller and servicer. The Purchaser intends to deposit the Mortgage Loans into a mortgage pool comprising of the Trust Fund. The Trust Fund will be evidenced by a single series of mortgage pass-through certificates designated as Series 1998-NC7 (the "Certificates"). The Certificates will consist of six classes of certificates. The Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1998 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, New Century Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and a servicer, the Company as a servicer, Firstar Bank Milwaukee, N.A. as trustee (the "Trustee") and U.S. Bank National Association as trust administrator (the "Trust Administrator"). Capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

            The parties hereto agree as follows:

            SECTION 1. AGREEMENT TO PURCHASE. The Seller agrees to sell, and the Purchaser agrees to purchase, on or before December 22, 1998 (the "Closing Date"), certain conventional, one- to four-family, fixed-rate residential mortgage loans (the "Mortgage Loans"), having an aggregate principal balance as of the close of business on December 1, 1998 (the "Cut-off Date") of approximately $703,557,762.96 (the "Closing Balance"), after giving effect to all payments due on the Mortgage Loans on or before the Cut-off Date, whether or not received, including the right to any Prepayment Charges payable by the related Mortgagors in connection with any Principal Prepayments on the Mortgage Loans.

            SECTION 2. MORTGAGE LOAN SCHEDULE. The Purchaser and the Seller have agreed upon which of the mortgage loans owned by the Seller are to be purchased by the Purchaser pursuant to this Agreement and the Seller will prepare or cause to be prepared on or prior to the Closing Date a final schedule (the "Closing Schedule") that shall describe such Mortgage Loans and set forth all of the Mortgage Loans to be purchased under this Agreement, including the related Prepayment Charges. The Closing Schedule will conform to the requirements set forth in this Agreement and to the definition of "Mortgage Loan Schedule" under the Pooling and Servicing Agreement. The Closing Schedule shall be used as the Mortgage Loan Schedule under the Pooling and Servicing Agreement.

            SECTION 3. CONSIDERATION.

            (a) In consideration for the Mortgage Loans to be purchased hereunder, the Purchaser shall, as described in Section 8, pay to or upon the order of the Seller in immediately available funds an amount (the "Purchase Price") equal to approximately _____% times the Closing Balance, plus accrued interest thereon from the Cut-off Date up to but not including the Closing Date.

            (b) The Purchaser or any assignee, transferee or designee of the Purchaser shall be entitled to all scheduled payments of principal due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans allocable to the period after the Cut-off Date. All scheduled payments of principal and interest due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller.

            (c) Pursuant to the Pooling and Servicing Agreement, the Purchaser will assign all of its right, title and interest in and to the Mortgage Loans, together with its rights under this Agreement, to the Trustee for the benefit of the Certificateholders.

            SECTION 4. TRANSFER OF THE MORTGAGE LOANS.

            (a) POSSESSION OF MORTGAGE FILES. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse but subject to the terms of this Agreement, all of its right, title and interest in, to and under the Mortgage Loans, including the related Prepayment Charges. The contents of each Mortgage File not delivered to the Purchaser or to any assignee, transferee or designee of the Purchaser on or prior to the Closing Date are and shall be held in trust by the Seller for the benefit of the Purchaser or any assignee, transferee or designee of the Purchaser. Upon the sale of the Mortgage Loans, the ownership of each Mortgage Note, the related Mortgage and the other contents of the related Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller on or after the Closing Date shall immediately vest in the Purchaser and shall be delivered immediately to the Purchaser or as otherwise directed by the Purchaser.

            (b) DELIVERY OF MORTGAGE LOAN DOCUMENTS. The Seller will, on or prior to the Closing Date, deliver or cause to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser each of the following documents for each Mortgage Loan:

                (i) the original Mortgage Note, endorsed in the following form:
      "Pay to the order of Norwest Bank Minnesota, N.A., as Trustee," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

                (ii) the original Mortgage with evidence of recording thereon;

                (iii) an original Assignment of Mortgage executed in the following form: "Firstar Bank Milwaukee, N.A. as Trustee under the applicable pooling and servicing agreement";

                (iv) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii);

                (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

                (vi) the original lender's title insurance policy, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first or second lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor.

            Within thirty (30) Business Days following the Closing Date, Option One will prepare, execute and deliver to the Trust Administrator an endorsement for each of the Mortgage Loans endorsing each Mortgage Note in the following form: "Pay to the order of Firstar Bank Milwaukee, N.A., as Trustee under the applicable agreement, without recourse" and the endorsement provided for in
Section 4(b)(i) hereof will be voided by the Trust Administrator.

            The Seller, at the expense of the Originator, promptly shall (within sixty Business Days following the later of the Closing Date and the date of receipt by the Seller of the recording information for a Mortgage, but in no event later than ninety days following the Closing Date) submit or cause to be submitted for recording, at no expense to the Seller or the Purchaser (or the Trust Fund, the Certificate Insurer, the Trustee or the Trust Administrator under the Pooling and Servicing Agreement), in the appropriate public office for real property records, each Assignment referred to in clauses (b)(iii) and
(b)(iv) of this Section 4. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Originator on behalf of the Seller, at the expense of the Originator, promptly shall prepare a substitute Assignment or cure such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

            Notwithstanding anything to the contrary contained in this Section 4, with respect to a maximum of approximately 1.0% of the Mortgage Loans, by aggregate principal balance of the Mortgage Loans as of the Cut-off Date, if any original Mortgage Note referred to in Section 4(b)(i) above cannot be located, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon delivery to the Purchaser or any assignee, transferee or designee of the Purchaser of a photocopy of such Mortgage Note, if available, with a lost note affidavit substantially in the form of Exhibit 6 hereto. If any of the original Mortgage Notes for which a lost note affidavit was delivered to the Purchaser or any assignee, transferee or designee of the Purchaser is subsequently located, such original Mortgage Note shall be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser within three Business Days; and if any document referred to in Section 4(b)(ii) or 4(b)(iv) above has been submitted for recording but either (x) has not been returned from the applicable public recording office or
(y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller hereunder shall be deemed to have been satisfied upon delivery to the Purchaser or any assignee, transferee or designee of the Purchaser promptly upon receipt thereof by or on behalf of the Seller of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original.

            In the event that the original lender's title insurance policy has not yet been issued, the Seller shall deliver to the Purchaser or any assignee, transferee or designee of the Purchaser a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company. The Seller shall deliver to the Purchaser or any assignee, transferee or designee of the Purchaser promptly upon receipt by the Seller of any such original title insurance policy or original Primary Mortgage Insurance Policy.

            Each original document relating to a Mortgage Loan which is not delivered to the Purchaser or its assignee, transferee or designee, if held by the Seller or the Originator, shall be so held for the benefit of the Purchaser or its assignee, transferee or designee.

            (c) ACCEPTANCE OF MORTGAGE LOANS. The documents delivered pursuant to Section 4(b) hereof shall be reviewed by the Purchaser or any assignee, transferee or designee of the Purchaser at any time before or after the Closing Date (and with respect to each document permitted to be delivered after the Closing Date, within seven days of its delivery) to ascertain that all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

            (d) TRANSFER OF INTEREST IN AGREEMENTS. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, to the Trustee, as may be required to effect the purposes of the Pooling and Servicing Agreement, without the consent of the Seller or the Originator, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser. Any expense reasonably incurred by or on behalf of the Purchaser or the Trustee in connection with enforcing any obligations of the Seller or the Originator under this Agreement will be promptly reimbursed by the Seller or the Originator, as applicable.

            (e) EXAMINATION OF MORTGAGE FILES. Prior to the Closing Date, the Seller shall either (i) deliver in escrow to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination the Mortgage File pertaining to each Mortgage Loan, or (ii) make such Mortgage Files available to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination. Such examination may be made by the Purchaser, the Trust Administrator or the Trustee, and their respective designees, upon reasonable notice to the Seller during normal business hours before the Closing Date and within 60 days after the Closing Date. If any such person makes such examination prior to the Closing Date and identifies any Mortgage Loans that do not conform to the requirements of the Purchaser as described in this Agreement, such Mortgage Loans shall be deleted from the Closing Schedule. The Purchaser may, at its option and without notice to the Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or any person has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Purchaser or any assignee, transferee or designee of the Purchaser to demand repurchase or other relief as provided herein or under the Pooling and Servicing
Agreement.

            SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER
                       AND THE ORIGINATOR.
                       --------------------------------------------------------

            (a) The Originator hereby represents and warrants to the Seller and the Purchaser, as of the date hereof and as of the Closing Date, and covenants, that:

                (i) The Originator is duly organized, validly existing and in good standing as a corporation under the laws of the State of California with full corporate power and authority to conduct its business as presently conducted by it to the extent material to the consummation of the transactions contemplated herein. The Originator had the full corporate power and authority to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Seller pursuant to the Purchase and Servicing Agreement, and the Originator has the full corporate power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of this Agreement;

                (ii) The Originator has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser and the Seller, constitutes a legal, valid and binding obligation of the Originator, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or by general principles of equity;

                (iii) The execution, delivery and performance of this Agreement by the Originator (x) does not conflict and will not conflict with, does not breach and will not result in a breach of and does not constitute and will not constitute a default (or an event, which with notice or lapse of time or both, would constitute a default) under (A) any terms or provisions of the articles of incorporation or by-laws of the Originator, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Originator is a party or by which the Originator or any of its property is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Originator or any of its property and (y) does not create or impose and will not result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

                (iv) No consent, approval, authorization or order of, registration or filing with, or notice on behalf of the Originator to any governmental authority or court is required, under federal laws or the laws of the State of California, for the execution, delivery and performance by the Originator of, or compliance by the Originator with, this Agreement or the consummation by the Originator of any other transaction contemplated hereby and by the Pooling and Servicing Agreement; provided, however, that the Originator makes no representation or warranty regarding federal or state securities laws in connection with the sale or distribution of the Certificates;

                (v) With respect to any statement regarding the intentions of the Originator, this Agreement does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained herein not misleading. The written statements, reports and other documents prepared and furnished or to be prepared and furnished by the Originator pursuant to this Agreement or in connection with the transactions contemplated hereby taken in the aggregate do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained therein not misleading;

                (vi) The Originator is not in violation of, and the execution and delivery of this Agreement by the Originator and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Originator or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Originator or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

                (vii) The Originator is a HUD approved mortgagee pursuant to
Section 203 of the National Housing Act. No event has occurred, including but not limited to a change in insurance coverage, that would make the Originator unable to comply with HUD eligibility requirements or that would require notification to HUD;

                (viii) The Originator does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                (ix) Immediately prior to the payment to the Originator of the purchase price for each Mortgage Loan pursuant to the Purchase and Servicing Agreement, the Originator was the owner of the related Mortgage and the indebtedness evidenced by the related Mortgage Note, and, upon the payment to the Originator of such purchase price, in the event that the Originator retains or has retained record title, the Originator shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser as the owner thereof from and after the date hereof;

                (x) There are no actions or proceedings against, or investigations known to it of, the Originator before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans by the Originator which occurred pursuant to the Purchase and Servicing Agreement or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Originator of its obligations under, or validity or enforceability of, this Agreement;

                (xi) The consummation of the transactions contemplated by this Agreement and the Purchase and Servicing Agreement are in the ordinary course of business of the Originator, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Originator pursuant to the Purchase and Servicing Agreement were not subject to the bulk transfer or any similar statutory provisions;

                (xii) The information delivered by the Originator to the Seller with respect to the Originator's loan loss, foreclosure and delinquency experience on mortgage loans underwritten to the same standards as the Mortgage Loans and covering mortgaged properties similar to the Mortgaged Properties, is true and correct in all material respects;

                (xiii) The Originator has not dealt with any broker, investment banker, agent or other person, except for the Purchaser or any of its affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans pursuant to the Purchase and Servicing Agreement; and

                (xiv) There is no litigation currently pending or, to the best of the Originator's knowledge without independent investigation, threatened against the Originator that would reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates or the execution, delivery, performance or enforceability of this Agreement, or that would result in a material adverse change in the financial condition of the Originator.

            (b) The Seller hereby represents and warrants, as of the date hereof and as of the Closing Date, and covenants, that:

                (i) The Seller is a corporation, duly organized and validly existing and in good standing under the laws of the State of New York with full corporate power and authority to conduct its business as presently conducted by it to the extent material to the consummation of the transactions contemplated herein. The Seller had the full corporate power and authority to acquire the Mortgage Loans. The Seller has the full corporate power and authority to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the full corporate power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of this Agreement;

                (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite corporate action having been taken, and (assuming the due authorization, execution and delivery hereof by the Purchaser and the Originator) constitutes the valid, legal and binding obligation of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities;

                (iii) No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required, under federal laws or the laws of the State of New York, for the execution, delivery and performance by the Seller of, or compli ance by the Seller with, this Agreement or the consummation by the Seller of any other transaction contemplated hereby and by the Pooling and Servicing Agreement; provided, however, that the Seller makes no representation or warranty regarding federal or state securities laws in connection with the sale or distribution of the Certificates;

                (iv) No certificate of an officer, statement or other information furnished in writing or report delivered by the Seller to the Purchaser, any affiliate of the Purchaser or the Trustee for use in connection with the purchase of the Mortgage Loans and the transactions contemplated hereunder and under the Pooling and Servicing Agreement will contain any untrue statement of a material fact, or omit a material fact necessary to make the information, certificate, statement or report not misleading in any material respect;

                (v) Neither the sale of the Mortgage Loans to the Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default (or an event, which with notice or lapse of time or both, would constitute a default) under (A) any terms or provisions of the certificate of incorporation or by-laws of the Seller, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which the Seller or any of its property is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or any of its property, or results or will result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any docu ments or instruments evidencing or securing the Mortgage Loans;

                (vi) The Seller has not dealt with any broker, investment banker, agent or other person, except for the Purchaser or any of its affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

                (vii) There is no litigation currently pending or, to the best of the Seller's knowledge, threatened against the Seller that would reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery, performance or enforceability of this Agreement or that would result in a material adverse change in the financial condition of the Seller;

                (viii) Each Mortgage Note, each Mortgage, each Assignment and any other document required to be delivered by or on behalf of the Seller under this Agreement or the Pooling and Servicing Agreement to the Purchaser or any assignee, transferee or designee of the

Purchaser for each Mortgage Loan has been or will be, in accordance with Section 4(b) hereof, delivered to the Purchaser or any such assignee, transferee or designee. With respect to each Mortgage Loan, the Seller is in possession of a complete Mortgage File in compliance with the Pooling and Servicing Agreement, except for such documents that (A) have been delivered (1) to the Purchaser or any assignee, transferee or designee of the Purchaser or (2) for recording to the appropriate public recording office and have not yet been returned or (B) are not required to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser until 90 days following the Closing Date or such later date as provided in Section 4;

                (ix) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder.

                (x) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any relevant jurisdiction, except any as may have been complied with;

                (xi) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

                (xii) The Seller (A) is a solvent entity and is paying its debts as they become due and (B) after giving effect to the transfer of the Mortgage Loans, will be a solvent entity and will have sufficient resources to pay its debts as they become due;

                (xiii) The form of endorsement of each Mortgage Note satisfied the requirement, if any, of endorsement in order to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note; and each Assignment to be delivered hereunder is in recordable form and is sufficient to effect the assignment of and to transfer to the assignee thereunder the benefits of the assignor, as mortgagee or assignee thereof, under each Mortgage to which that Assignment relates;

                (xiv) The transfer of the Mortgage Loans to the Purchaser at the Closing Date will be treated by the Seller for financial accounting and reporting purposes as a sale of assets;

                (xv) Immediately prior to the sale of the Mortgage Loans to the Purchaser as herein contemplated, the Seller had good title to, and was the sole owner of, the Mortgage

Loans, and such sale validly transfers the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest; and

                (xvi) With respect to the Mortgage Loans, the Seller hereby represents and warrants, as of the date hereof and as of the Closing Date, that each Mortgage Loan constitutes a "qualified mortgage" within the meaning of
Section 860(G)(a)(3) of the Code.

            SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR AND THE
                       SELLER RELATING TO THE MORTGAGE LOANS.
                       --------------------------------------------------------

            (a) PRINCIPLES OF CONSTRUCTION. The Originator, the Seller and the Purchaser understand, acknowledge and agree that, notwithstanding that the representations and warranties set forth in Section 6(b) are made as of the Closing Date, each such representation and warranty made with respect to any Mortgage Loan that was purchased by the Seller from the Originator under the Purchase and Servicing Agreement more than 90 days prior to the Closing Date (with respect to each such Mortgage Loan, the related "Seller Purchase Date") is made and shall be deemed to have been made to the Purchaser and the Seller by the Originator solely as of the date which is 90 days following the related Seller Purchase Date and not as of any later date, and each such representation and warranty with respect to any such Mortgage Loan is made and shall be deemed to have been made to the Purchaser solely by the Seller as of the Closing Date.

            (b) REPRESENTATIONS AND WARRANTIES AS TO INDIVIDUAL MORTGAGE LOANS. The Originator hereby represents and warrants to the Seller and the Purchaser (except as provided in Section 6(a) above), or the Seller hereby represents and warrants to the Purchaser (in the case of those representations and warranties subject to Section 6(a) above), as the case may be, as of the Closing Date, that as to each Mortgage Loan as of the Closing Date:

            (i) The information set forth in the Mortgage Loan Schedule, as transmitted electronically to the Seller by the Originator (as such transmitted information may have been amended in writing by the Originator with the written consent of the Seller subsequent to such transmission) is complete, true and correct as of the Cut-off Date and the information in the Mortgage Loan Schedule, as transmitted by the Seller to the Purchaser on the Closing Date is complete, true and correct as of the Closing Date;

            (ii) Except with respect to the Mortgage Loans listed on Exhibit 7 attached hereto, all payments required to be made prior to the first day of the month in which the Closing Date occurs for such Mortgage Loan under the terms of the Mortgage Note have been made; the Originator has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage; and as of the Closing Date, no payment required under any Mortgage Loan has been 30 days delinquent more than once during the last twelve months and except with respect to ____% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date, which were sixty days or more but less than ninety days delinquent, no Mortgage Loan has ever been 60 or more days delinquent;

            (iii) At the origination of such Mortgage Loan, there were no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property, and, to the knowledge of the Originator, as of the Closing Date, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

            (iv) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee and the terms of which are reflected in the Mortgage Loan Schedule;

            (v) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            (vi) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Pooling and Servicing Agreement. All such insurance policies contain a standard mortgagee clause naming the Originator, its successors and assigns as mortgagee and all premiums thereon have been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

            (vii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with;

            (viii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

            (ix) The Mortgage is a valid, existing and enforceable first or second lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the appraised value of the Mortgaged Property, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property and (d) the first lien on the Mortgaged Property, in the case of Mortgages that are second liens. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest on the property described therein and the Originator had full right to sell and assign the same to the Seller pursuant to the Purchase and Servicing Agreement and the Seller has full right to sell and assign the same to the Purchaser. Unless otherwise disclosed on Exhibit 7 hereto, the Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secured debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

            (x) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

            (xi) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties;

            (xii) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

            (xiii) As of the Closing Date and prior to the sale of the Mortgage Loan hereunder to the Purchaser, the Seller was the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest (this portion of this representation is made by the Seller only); as of the closing date as defined in the Purchase and Servicing Agreement and prior to the sale of the Mortgage Loan to the Seller pursuant to the Purchase and Servicing Agreement, the Originator was the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and had full right to transfer and sell the Mortgage Loan to the Seller free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest (this portion of this representation is made by the Originator only);

            (xiv) To the best of the Originator's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

            (xv) The Mortgage Loan is covered by an ALTA lender's title insurance policy or other title insurance acceptable to Fannie Mae, issued by a title insurer acceptable to Fannie Mae and qualified to do business in the jurisdiction where the Mortgaged Property is located (or, in the case of Mortgaged Properties located in areas in which such policies are not generally available, an attorney's certificate or opinion of title acceptable to Fannie
Mae), insuring (subject to the exceptions contained in (ix)(a), (b) and (c) above) the Originator, its successors and assigns as to the first or second priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Originator is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Originator, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

            (xvi) Except with respect to the permitted delinquencies on certain Mortgage Loans as described in Section 6(b)(ii) above and listed on Exhibit 7 attached hereto, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Originator has not waived any default, breach, violation or event of acceleration;

            (xvii) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

            (xviii) All improvements that were considered in determining the appraised value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

            (xix) The Mortgage Loan was (i) originated (as the term is used for the purposes of the Secondary Mortgage Market Enhancement Act) by the Originator or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD or
(ii) acquired by the Originator directly through loan brokers or correspondents such that (a) the Mortgage Loan was originated in conformity with the Originator's underwriting guidelines, (b) the Originator approved the Mortgage Loan prior to funding thereof and (c) the Originator provided the funds used to originate the Mortgage Loan and acquired the Mortgage Loan on the date of origination thereof;

            (xx) Principal payments on the Mortgage Loan commenced no more than two (2) months after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Interest Rate. Except as disclosed in the Mortgage Loan Schedule, the Mortgage Note is payable on the first day of each month. Interest on the Mortgage Loan is calculated on the basis of a 360 day year consisting of twelve 30 day months. The Mortgage Note does not permit negative amortization;

            (xxi) The origination and collection practices used by the Originator with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by the Originator and any predecessor servicer in accordance with the terms of the Mortgage Note. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Originator and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Originator have been capitalized under any Mortgage or the related Mortgage Note;

            (xxii) The Mortgaged Property is free of damage and waste to the best of the Originator's knowledge and there is no proceeding pending for the total or partial condemnation thereof;

            (xxiii) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. Since the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Originator and the Originator has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940;

            (xxiv) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (ix) above;

            (xxv) The Mortgage File contains an appraisal of the related Mortgaged Property made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser who met the requirements of the Originator's appraisal policy and procedures and who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of Fannie Mae or Freddie Mac;

            (xxvi) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

            (xxvii) No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Originator, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

            (xxviii) The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law; and if the Mortgage Loan is a Refinanced Mortgage Loan, the Mortgagor has received all disclosure and rescission materials required by applicable law with respect to the making of a Refinanced Mortgage Loan, and evidence of such receipt is and will remain in the Mortgage File;

            (xxix) No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

            (xxx) The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the Pooling and Servicing Agreement, have been delivered to the Trustee all in compliance with the specific requirements of the Pooling and Servicing Agreement;

            (xxxi) The Mortgaged Property is lawfully occupied under applicable law; to the best of the Originator's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

            (xxxii) To the best of the Originator's knowledge, no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

            (xxxiii) The Assignment of Mortgage, is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

            (xxxiv) Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first or second lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

            (xxxv) Except as disclosed on the Mortgage Loan Schedule, no Mortgage Loan has a balloon payment feature;

            (xxxvi) If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development), such condominium or planned unit development project meets Fannie Mae's eligibility requirements;

            (xxxvii) Except as disclosed on Exhibit 7 hereto, neither the Originator nor any affiliate of the Originator has made no mortgage on any Mortgaged Property other than the Mortgage Loan;

            (xxxviii) The Mortgage Loan was not intentionally selected by the Seller in a manner intended to adversely affect the interest of the Purchaser (this portion of this representation is made by the Seller only); the Mortgage Loan was not intentionally selected by the Originator in a manner intended to adversely affect the interest of the Seller (this portion of this representation is made by the Originator only);

            (xxxix) The Seller has not dealt with any broker or agent or other Person who might be entitled to a fee, commission or compensation in connection with the transaction contemplated by this Agreement other than the Purchaser except as disclosed on Exhibit 7 hereto (this portion of this representation is made by the Seller only); the Originator did not deal with any broker or agent or other Person who might be entitled to a fee, commission or compensation in connection with the transaction contemplated by the Purchase and Servicing Agreement other than the Seller except as the Originator previously disclosed to the Seller in writing (this portion of this representation is made by the Originator only);

            (xl) The Mortgaged Property consists of a parcel of real property of not more than ten acres with a single family residence erected thereon, or a two to four-family dwelling, or an individual condominium unit in a low-rise or high-rise condominium project, or an individual unit in a planned unit development. The Mortgaged Property is improved with a Residential Dwelling. Without limiting the foregoing, the Mortgaged Property does NOT consist of any of the following property types: (a) co-operative units, (b) log homes, (c) earthen homes, (d) underground homes, (e) mobile homes and (f) manufactured homes (as defined in the Fannie Mae Seller-Servicer's Guide), except when the appraisal indicates that the home is of comparable construction to a stick or beam construction home, is readily marketable, has been permanently affixed to the site and is not in a mobile home "park." The Mortgaged Property is either a fee simple estate or a long-term residential lease. If the Mortgage Loan is secured by a long-term residential lease, unless otherwise specifically disclosed in the Mortgage Loan Schedule, (A) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent (or the lessor's consent has been obtained and such consent is the Mortgage File) and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protection; (B) the terms of such lease do not (x) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default or (y) prohibit the holder of the Mortgage from being insured under the hazard insurance policy relating to the Mortgaged Property; (C) the original term of such lease is not less than 15 years; (D) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (E) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates for residential properties is a widely accepted practice;

            (xli) At the time of origination, the Loan-To-Value Ratio (or the combined loan-to-value ratio in the case of second lien Mortgage Loans) of the Mortgage Loan was not greater than _____%;

            (xlii) The Mortgage, and if required by applicable law the related Mortgage Note, contains a provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee, at the option of the Mortgagee;

            (xliii) No Mortgage Loan has a Stated Principal Balance in excess of $_______; and

            (xliv) The information set forth in the Prepayment Charge Schedule is complete, true and correct in all material respects, and each Prepayment Charge is permissible, enforceable and collectible under applicable state law subject to bankruptcy and equitable enforcement limitations.

            SECTION 7. REPURCHASE OBLIGATION FOR DEFECTIVE DOCUMENTATION AND FOR
                       BREACH OF REPRESENTATION AND WARRANTY.
                       ---------------------------------------------------------

            (a) The representations and warranties contained in Section 6 shall not be impaired by any review and examination of loan files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Seller or the Purchaser to review or examine such documents and shall inure to the benefit of any assignee, transferee or designee of the Purchaser, including the Trustee for the benefit of holders of the Certificates. Except with respect to the representation and warranty contained in Section 6(b)(xxxii), with respect to the representations and warranties contained herein as to which the Originator or the Seller, as the case may be, has no knowledge, if it is discovered that the substance of any such representation and warranty was inaccurate as of the date such representation and warranty was made or deemed to be made, and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, then notwithstanding the lack of knowledge by the Originator or the Seller, as the case may be, with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, the Originator or the Seller, as the case may be, shall take such action described in the following paragraph in respect of such Mortgage Loan. With respect to the representation and warranty contained in Section 6(b)(xxxii), if it is discovered that the substance of the representation and warranty contained in Section 6(b)(xxxii) was innaccurate as of the date such representation and warranty was made or deemed to be made, and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, then notwithstanding the lack of knowledge of the Seller and regardless of the rules of construction set forth in Section 6(a), with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, the Seller shall take such action described in the following paragraph in respect of such Mortgage Loan.

            Upon discovery by the Originator, the Seller, the Purchaser or any assignee, transferee or designee of the Purchaser of any materially defective document in, or that any material document was not transferred by the Seller or not transferred by the Originator to the Seller (as listed on the Trustee's Preliminary Exception Report) as part of any Mortgage File, or of a breach of any of the representations and warranties contained in Section 6 that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, the party discovering such breach shall give prompt written notice to the other parties hereto. Within sixty (60) days of its discovery or its receipt of notice of any such missing documentation that was not transferred by the Seller or not transferred by the Originator to the Seller as described above, or of materially defective documentation, or of any such breach of a representation and warranty, the Originator or the Seller, as the case may be, promptly shall deliver such missing document or cure such defect or breach in all material respects or, in the event the Originator or the Seller, as the case may be, cannot deliver such missing document or cannot cure such defect or breach, the Originator or the Seller, as the case may be, shall, within ninety
(90) days of its discovery or receipt of notice, repurchase the affected Mortgage Loan at the Purchase Price (as such term is defined in the Pooling and Servicing Agreement). Notwithstanding the preceding sentences of this paragraph, to the extent that the Originator would otherwise be required to repurchase such affected Mortgage Loan and such obligation results from the breach of any of the representations or warranties that are made or deemed to have been made by the Seller, then the Seller (and not the Originator) shall be required to repurchase such affected Mortgage Loan in the manner described above, and the Purchaser shall have no remedy against the Originator therefor; provided, however, that to the extent that the Seller would otherwise be required to repurchase the affected Mortgage Loans and such obligation results from the breach of any of the representations or warranties that are made or deemed to have been made by the Originator, then the Originator (and not the Seller) shall be required to repurchase the affected Mortgage Loans in the manner described above, and the Purchaser shall have no remedy against the Seller therefor. The Originator or the Seller, as the case may be, shall amend the Closing Schedule to reflect the withdrawal of such Mortgage Loan from the terms of this Agreement and the Pooling and Servicing Agreement. The Originator or the Seller, as the case may be, shall deliver to the Purchaser such amended Closing Schedule and shall deliver such other documents as are required by this Agreement or the Pooling and Servicing Agreement within five (5) days of any such amendment. Any repurchase pursuant to this Section 7(a) shall be accomplished by transfer to an account designated by the Purchaser of the amount of the Purchase Price in accordance with Section 2.03 of the Pooling and Servicing Agreement. Any repurchase required by this Section shall be made in a manner consistent with
Section 2.03 of the Pooling and Servicing Agreement.

            (b) It is understood and agreed that the obligations of the Originator set forth in this Section 7 to cure or repurchase a defective Mortgage Loan constitute the sole remedies of the Seller and the Purchaser against the Originator respecting a missing or defective document or a breach of the representations and warranties contained in Section 6. It is understood and agreed that the obligations of the Seller set forth in this Section 7 to cure or repurchase a defective Mortgage Loan constitute the sole remedies of the Purchaser against the Seller respecting a missing document or a breach of the representations and warranties contained in Section 6.

            SECTION 8. CLOSING; PAYMENT FOR THE MORTGAGE LOANS. The closing of the purchase and sale of the Mortgage Loans shall be held at the New York City office of Thacher Proffitt & Wood at 10:00 a.m. New York City time on the Closing Date.

            The closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the date as of which they are made and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

            (b) All of the representations and warranties of the Originator under this Agreement shall be true and correct in all material respects as of the date as of which they are made and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

            (c) The Purchaser shall have received, or the attorneys of the Purchaser shall have received in escrow (to be released from escrow at the time of closing), all Closing Documents as specified in Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

            (d) The Seller shall have delivered or caused to be delivered and released to the Purchaser or to its designee, all documents (including without limitation, the Mortgage Loans) required to be so delivered by the Purchaser pursuant to Section 2.01 of the Pooling and Servicing Agreement; and

            (e) All other terms and conditions of this Agreement and the Pooling and Servicing Agreement shall have been complied with.

            Subject to the foregoing conditions, the Purchaser shall deliver or cause to be delivered to the Seller on the Closing Date, against delivery and release by the Seller to the Trustee of all documents required pursuant to the Pooling and Servicing Agreement, the consideration for the Mortgage Loans as specified in Section 3 of this Agreement, by delivery to the Seller of the Purchase Price in immediately available funds.

            SECTION 9. CLOSING DOCUMENTS. Without limiting the generality of
Section 8 hereof, the closing shall be subject to delivery of each of the following documents:

            (a) An Officers' Certificate of the Seller, dated the Closing Date, upon which the Originator, the Purchaser, the Certificate Insurer and Salomon Smith Barney Inc. (the "Underwriter") may rely, in the form of Exhibit 1 hereto, and attached thereto copies of the certificate of incorporation, by-laws and certificate of good standing of the Seller under the laws of New York;

            (b) An Officers' Certificate of the Seller, dated the Closing Date, upon which the Purchaser, the Certificate Insurer and the Underwriter may rely, in the form of Exhibit 2 hereto, with respect to certain facts regarding the sale of the Mortgage Loans by the Seller to the Purchaser;

            (c) An Opinion of Counsel of the Seller, dated the Closing Date and addressed to the Originator, the Purchaser, the Certificate Insurer and the Underwriter, substantially in the form attached hereto as Exhibit 3;

            (d) An Officer's Certificate of the Originator, dated the Closing Date, upon which the Seller, the Purchaser, the Certificate Insurer and the Underwriter may rely, in the form of Exhibit 4 hereto, and attached thereto copies of the certificate of incorporation, by-laws and certificate of good standing of the Originator under the laws of its state of incorporation;

            (e) An opinion of Counsel of the Originator, dated the Closing Date and addressed to the Seller, the Purchaser, the Certificate Insurer and the Underwriter substantially in the form attached hereto as Exhibit 5;

            (f) Such opinions of counsel as the Rating Agencies or the Trustee may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement;

            (g) A letter from KPMG Peat Marwick L.L.P., certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Purchaser's Prospectus Supplement, dated December 18, 1998, under the captions "Summary--The Mortgage Loans," "Risk Factors," "The Mortgage Pool" (except with respect to the information contained under the caption "The Mortgage Pool--New Century Underwriting Programs") and "Pooling and Servicing Agreement--Option One Mortgage Corporation" agrees with the records of the Originator;

            (h) The Originator shall deliver to the Seller for inclusion in the Prospectus Supplement for Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1998-NC7, under the captions "The Mortgage Pool" (except with respect to the information contained under the caption "The Mortgage Pool--New Century Underwriting Programs") and "Pooling and Servicing Agreement--Option One Mortgage Corporation", or for inclusion in other offering material such publicly available information regarding the Originator, its financial condition and its mortgage loan delinquency, foreclosure and loss experience, underwriting standards and any similar nonpublic, unaudited financial information;

            (i) A letter from KPMG Peat Marwick L.L.P., certified public accountants, dated the date hereof and to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Purchaser's Prospectus Supplement, dated December 18, 1998 under the captions "Summary of Prospectus Supplement", "Yield on the Certificates" and "Description of the Certificates" agrees with the records of the Seller; and

            (j) Such further information, certificates, opinions and documents as the Purchaser or the Underwriter may reasonably request.

            SECTION 10. COSTS. The Originator shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) all costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation, recording fees, fees for title policy endorsements and continuations and the fees for recording Assignments of Mortgage, the fees and expenses of the Originator's accountants and attorneys, the costs and expenses incurred in connection with producing the Originator's or any subservicer's loan loss, foreclosure and delinquency experience, and the costs and expenses incurred in connection with obtaining the documents referred to in Sections 9(d), 9(e) and 9(g). The Seller shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) the costs and expenses of printing (or otherwise reproducing) and delivering this Agreement, the Pooling and Servicing Agreement, the Certificates, the prospectus and prospectus supplement, and any private placement memorandum relating to the Certificates, the Insurance Agreement and other related documents, the initial fees, costs and expenses of the Trustee and the Trust Administrator, the initial fees, costs and expenses of FSA, the fees and expenses of the Seller's counsel in connection with the preparation of all documents relating to the securitization of the Mortgage Loans, the filing fee charged by the Securities and Exchange Commission for registration of the Certificates and the fees charged by any rating agency to rate the Certificates. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 11. SERVICING. The Originator has represented to the Purchaser that the Mortgage Loans are being serviced by the Originator, in its capacity as servicer under the Purchase and Servicing Agreement, and are not subject to any other servicing agreements with third parties. It is understood and agreed among the Originator, the Seller and the Purchaser that the Mortgage Loans are to be delivered free and clear of any servicing agreements. The Originator, without reimbursement from the Purchaser, shall pay any fees or penalties required by any servicer for releasing the Mortgage Loans from any such servicing agreement and shall arrange for the orderly transfer, as of the Cut-off Date, of such servicing from any such servicer to the Originator in its capacity as Servicer. The Mortgage Loans shall be serviced by the Originator, in its capacity as Servicer, in accordance with the terms of the Pooling and Servicing Agreement. For so long as the Originator services the Mortgage Loans, the Originator shall be entitled to the Servicing Fee and such other payments as provided for under the terms of the Pooling and Servicing Agreement.

            SECTION 12. INDEMNIFICATION. The Originator shall indemnify and hold harmless each of (i) the Purchaser, (ii) the Seller, (iii) the Underwriter, (iv) FSA, (v) the Person, if any, to which the Purchaser assigns its rights in and to a Mortgage Loan and each of their respective successors and assigns and (vi) each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act") ((i) through (vi) collectively, the "Indemnified Party") against any and all losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement dated December 18, 1998 (the "Prospectus Supplement") or any private placement memorandum (the "Private Placement Memorandum") relating to the offering by the Purchaser or an affiliate thereof, of the Class CE Certificates and Class P Certificates, or the omission or the alleged omission to state therein the material fact necessary in order to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon(i) information furnished in writing to the Purchaser or any of its affiliates by the Originator including, but not limited to, information contained in the data file, specifically for use in the preparation of the Prospectus Supplement and more specifically, for use in the preparation of information in the Prospectus Supplement set forth under the captions, "Summary-- The Mortgage Loans," "Risk Factors," "The Mortgage Pool," (except with respect to information contained under the caption "The Mortgage Pool--New Century Underwriting Programs), "Pooling and Servicing Agreement--Option One Mortgage Corporation" and, with respect to any private placement memorandum, any information of a comparable nature, or (ii) the data files containing information with respect to the Mortgage Loans as transmitted by modem to the Purchaser by the Originator on or about December __, 1998 (as such transmitted information may have been amended in writing by the Originator with the written consent of the Purchaser subsequent to such transmission), (b) any representation, warranty or covenant made by the Originator herein or in the Pooling and Servicing Agreement, on which the Purchaser has relied, being, or alleged to be, untrue or incorrect or (c) any updated collateral information provided by the Underwriter to a purchaser of the Certificates derived from the data contained in clause (ii) and the Remittance Report or a current collateral tape obtained from the Originator or an affiliate of the Originator, including the current loan balances of the Mortgage Loans; provided, however, that to the extent that any such losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject arise out of or are based upon both (1) statements, omissions, representations, warranties or covenants of the Originator described in clause (a), (b) or (c) above and (2) any other factual basis, the Originator shall indemnify and hold harmless the Indemnified Party only to the extent that the losses, claims, expenses, damages, or liabilities of the person or persons asserting the claim are determined to rise from or be based upon matters set forth in clause (1) above and do not result from the gross negligence or willful misconduct of such Indemnified Party. This indemnity shall be in addition to any liability that the Originator may otherwise have.

            SECTION 13. MANDATORY DELIVERY; GRANT OF SECURITY INTEREST. The sale and delivery on the Closing Date of the Mortgage Loans described on the Mortgage Loan Schedule in accordance with the terms and conditions of this Agreement is mandatory. It is specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of the Seller's failure to deliver the Mortgage Loans on or before the Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in the Seller's interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Purchaser, subject to the Purchaser's (i) right, prior to the Closing Date, to reject any Mortgage Loan to the extent permitted by this Agreement, and (ii) obligation to deliver or cause to be delivered the consideration for the Mortgage Loans pursuant to Section 8 hereof. Any Mortgage Loans rejected by the Purchaser shall concurrently therewith be released from the security interest created hereby. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

            Notwithstanding the foregoing, if on the Closing Date, each of the conditions set forth in Section 8 hereof shall have been satisfied and the Purchaser shall not have paid or caused to be paid the Purchase Price, or any such condition shall not have been waived or satisfied and the Purchaser determines not to pay or cause to be paid the Purchase Price, the Purchaser shall immediately effect the redelivery of the Mortgage Loans, if delivery to the Purchaser has occurred, and the security interest created by this Section 12 shall be deemed to have been released.

            SECTION 14. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by fax and, receipt of which is confirmed by telephone, if to the Purchaser, addressed to the Purchaser at Seven World Trade Center, New York, New York 10048, Attention: Mortgage Finance Group, fax (212) 783-4581, or such other address as may hereafter be furnished to the Seller and the Originator in writing by the Purchaser; if to the Seller, addressed to the Seller at Seven World Trade Center, New York, New York 10048, Attention: Mortgage Finance Group, fax (212) 783-4581, or to such other address as the Seller may designate in writing to the Purchaser and the Originator; if to the Originator, addressed to the Originator at 2020 E. First Street, Suite 100, Santa Ana, California 92706,
Attention: Ms. Fabiola Camperi, fax (714) 558-3822, or to such other address as the Originator may designate in writing to the Purchaser and the Seller.

            SECTION 15. SEVERABILITY OF PROVISIONS. Any part, provision, representation or warranty of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 16. AGREEMENT OF PARTIES. The Originator, the Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as either of the others may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

            SECTION 17. SURVIVAL. (a) The Seller agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on its behalf, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.

            (b) The Originator agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Seller and the Purchaser notwithstanding any investigation heretofore or hereafter made by the Seller or the Purchaser or on the behalf of either of them, and that the representations, warranties and agreements made by the Originator herein or in any such certificate shall continue in full force and effect, notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.

            SECTION 18. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (INCLUDING THE CHOICE OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 19. MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 4 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller and (b) (1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (2) the conveyance provided for in Section 4 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account whether in the form of cash, instruments, securities or other property;
(3) the possession by the Purchaser or its agent of Mortgage Notes, the related Mortgages and such other items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to
Section 9-305 of the New York Uniform Commercial Code; and (4) notifications to persons holding such property and acknowledgments, receipts or confirmations from persons holding such property shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to Section 4(d) hereof shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            IN WITNESS WHEREOF, the Purchaser, the Seller and the Originator have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.


                                            SALOMON BROTHERS MORTGAGE
                                            SECURITIES VII, INC.


                                            By:_____________________________
                                            Name:    Vincent J. Varca
                                            Title:   Assistant Vice President



                                            SALOMON BROTHERS REALTY CORP.


                                            By:_____________________________
                                            Name:    Vincent J. Varca
                                            Title:   Authorized Agent



                                            OPTION ONE MORTGAGE CORPORATION


                                            By:_____________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT 1

                  [FORM OF OFFICER'S CERTIFICATE OF THE SELLER]

            I, ________________, hereby certify that I am a duly Authorized Agent of Salomon Brothers Realty Corp., a New York corporation (the "Seller"), and further certify as follows:

            1. Attached hereto is a true and correct copy of the Certificate of Incorporation and By-laws of the Seller, all of which are in full force and effect on the date hereof. There has been no amendment or other document filed affecting the Certificate of Incorporation of the Seller since December 20, 1982, and no such amendment has been authorized. There has been no amendment or other document filed affecting the By-laws of the Seller since October 7, 1986, and no such amendment has been authorized. Attached hereto is a good standing certificate issued by the Secretary of State of the State of New York with respect to the Seller. No event has occurred since the date thereof that, to the best knowledge of the undersigned, has affected the good standing of the Seller under the laws of New York.

            2. There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened against or affecting the Seller which, if adversely determined, individually or in the aggregate, would materially and adversely affect the Seller's ability to perform its obligations under the Mortgage Loan Purchase Agreement (the "Mortgage Loan Purchase Agreement"), dated December 18, 1998, among the Seller, Option One Mortgage Corporation and Salomon Brothers Mortgage Securities VII, Inc (the "Depositor"). No proceedings looking toward merger, consolidation or liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

            3. Each person who, as an officer or representative of the Seller, signed the Mortgage Loan Purchase Agreement and any other document delivered prior hereto or on the date hereof in connection with the purchase described in the Mortgage Loan Purchase Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

            4. All of the representations and warranties of the Seller under the Mortgage Loan Purchase Agreement are true and correct in all material respects as of the Closing Date subject, in the case of the Closing Schedule delivered pursuant to the Mortgage Loan Purchase Agreement, to such amendments thereto as were duly made on or before the date hereof and no event has occurred with respect to the Seller which, with notice or the passage of time or both, would constitute a default under the Mortgage Loan Purchase Agreement.

            5. The information set forth in the Mortgage Loan Schedule attached as an exhibit to the Pooling and Servicing Agreement is true and correct in all material respects.

            6. The transactions contemplated in the Mortgage Loan Purchase Agreement will be reported as a sale in the Seller's financial reports.

            7. With respect to its sale of the Mortgage Loans and the transactions and undertakings contemplated by the Mortgage Loan Purchase Agreement, the Seller has complied in all material respects with all the obligations by which it is bound and has satisfied in all material respects all the conditions on its part to be performed or satisfied prior to the Closing Date.

            8. Capitalized terms used but not defined herein shall have the meanings assigned in the Mortgage Loan Purchase Agreement.

            IN WITNESS WHEREOF, I have hereunto signed my name.


Dated:
                                               By:_____________________________
                                               Name:
                                               Title:     Authorized Agent



            I, , an ________________ of Salomon Brothers Realty Corp., hereby certify that ________________ is a duly appointed, qualified and acting Authorized Agent of the Seller and that the signature appearing above is his genuine signature.

            IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:
                                               By:_____________________________
                                               Name:
                                               Title:

                                                                       EXHIBIT 2

      [FORM OF OFFICER'S CERTIFICATE OF THE SELLER WITH RESPECT TO CERTAIN
                 FACTS REGARDING THE SALE OF THE MORTGAGE LOANS]

                 Salomon Brothers Mortgage Securities VII, Inc.
                       Mortgage Pass-Through Certificates
                                 Series 1998-NC7


                                 CERTIFICATE OF
                          SALOMON BROTHERS REALTY CORP.


            Reference is made to the sale of mortgage loans (the "Mortgage Loans") by Salomon Brothers Realty Corp. ("SBRC") to Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") pursuant to a Mortgage Loan Purchase Agreement, dated December 18, 1998, among SBRC, Option One Mortgage Corporation and the Depositor (the "Option One Purchase Agreement") and a Mortgage Loan Purchase Agreement, dated December 18, 1998, among SBRC, New Century Mortgage Corporation and the Depositor (the "New Century Purchase Agreement"; together with the Option One Purchase Agreement, the "Purchase Agreements") and the simultaneous issuance of Mortgage Pass-Through Certificates, Series 1998-NC7, Class A, Class CE, Class P, Class R-I, Class R-II and Class R-III (the "Certificates"), pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1998 (the "Pooling and Servicing Agreement") among the Depositor as depositor, New Century Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and a servicer, Option One Mortgage Corporation as a servicer, Firstar Bank Milwaukee, N.A. as trustee (the "Trustee") and U.S. Bank National Association as trust administrator (the "Trust Administrator"). In consideration for its purchase of the Mortgage Loans, the Depositor will deliver to SBRC immediately available funds. The Depositor will sell the Certificates to Salomon Smith Barney Inc. (the "Underwriter") for offer and sale pursuant to the terms of an Underwriting Agreement, dated December 18, 1998 (the "Underwriting Agreement"), between the Depositor and the Underwriter. The Purchase Agreement, the Pooling and Servicing Agreement and the Underwriting Agreement together, are hereinafter collectively referred to as the "Agreements". Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreements.

            The undersigned is a duly appointed Authorized Agent of Salomon Brothers Realty Corp. and hereby certifies after reasonable investigation that:

            1. The price to be paid to SBRC for the Mortgage Loans will have been paid in full at the closing of the sale pursuant to the Purchase Agreements, and no agreement or arrangement exists or will exist that permits the modification of the consideration for the Mortgage Loans subsequent to that sale. SBRC will not have any right or obligation to repurchase any Mortgage Loan, except as provided in the Purchase Agreements.

            2 Each Mortgage Note and each related Mortgage has been appropriately prepared and duly executed and delivered by the related Mortgagor, and each Mortgage has been appropriately recorded in the applicable jurisdiction and any intervening endorsement of any Mortgage Note, and any intervening assignment of any Mortgage, which was required in order to transfer to SBRC ownership of the Mortgage Loans, was obtained and completed.

            3. Each Mortgage Note has been endorsed or assigned in a manner that satisfies any requirement necessary to transfer to the Trustee all right, title and interest of the party so endorsing or assigning, as noteholder or transferee thereof, in and to that Mortgage Note, as provided in the Purchase Agreements and the Pooling and Servicing Agreement. Each Assignment to the Trustee is in recordable form and is sufficient to effect the assignment and transfer to the Depositor of the benefits of the assignor, as original mortgagee or assignee thereof, under each Mortgage to which that Assignment relates, as provided in the Purchase Agreements and the Pooling and Servicing Agreement. Each Assignment to the Trustee has been or will be appropriately recorded to the extent required under applicable law, as provided in the Pooling and Servicing Agreement.

            4. Each original Mortgage Note, each original recorded Mortgage, each original recorded intervening Assignment and each Assignment to the Trustee has been delivered to the Trustee at the direction of the Depositor, and the Trustee will maintain continuous actual possession of each of the foregoing in the State of New York. Neither the Trustee nor any agent of the Trustee that has or will have possession of any Mortgage Note, Mortgage or Assignment is, or will be, at any time during the term of the Pooling and Servicing Agreement, an affiliate of SBRC or otherwise under the direct or indirect control of SBRC.

            5. Immediately prior to the transfer of the Mortgage Loans by SBRC to the Depositor, SBRC was the sole owner of each Mortgage Loan, free and clear of any and all prior liens, mortgages, security interests, pledges, participation interests, adverse claims, charges or other equities or encumbrances of any nature, and had full right and authority to sell, assign and transfer the Mortgage Loans.

            6. No Mortgage Note, Mortgage or other document constituting part of the Mortgage File reflects or will reflect on its face any interest that is inconsistent with the ownership interest of SBRC in and to the Mortgage Loans or the transfer of the Mortgage Loans by SBRC to the Depositor.

            7. The transfer of the Mortgage Loans by SBRC to the Depositor as provided in the Purchase Agreements is intended by SBRC to be, and is in fact, a contemporaneous exchange in which SBRC receives new value.

            8. SBRC was solvent at all relevant times prior to, and will not be rendered insolvent by, the transfer of the Mortgage Loans to the Depositor.

            9. SBRC did not transfer the Mortgage Loans to the Depositor with any intent to hinder, delay or defraud any of SBRC's creditors.

            10. None of SBRC, the Depositor, the Master Servicer, the Servicer, the Trustee or the Trust Administrator, or any agent acting on behalf of any of them, has been or will become a party to any fraud or illegality affecting any Mortgage Loan or Certificate.

            11. No breach of the Agreements by any party, misrepresentation or failure by any party to perform all acts required to be performed prior to the Closing Date, or fraud or mistake on the part of any party to the Agreements in connection with the transactions contemplated by the Agreements, has occurred or will occur.

            12. No party to the Agreements has taken or will take any action that is unreasonable, arbitrary or capricious, or that is not taken in good faith or in a commercially reasonable manner, affecting the Mortgage Loans in connection with the transactions contemplated by the Agreements.

            13. There is not and will not be any other agreement among the parties to the Agreements that modifies or otherwise supplements the agreement of the parties as expressed in the Agreements.

            14. SBRC does not have and will not have any right to modify or alter the terms of the transfer of the Mortgage Loans by SBRC to the Depositor, or to substitute or add any mortgage loan thereafter, except as provided in the Agreements.

            15. SBRC will not take any action that is inconsistent with the ownership interest in the Mortgage Loans evidenced by the Certificates. SBRC will promptly indicate to other persons or entities, when a response is appropriate, that the Mortgage Loans were transferred by SBRC to the Depositor. SBRC will not claim any ownership interest directly in the Mortgage Loans other than that represented by Certificates in which it may have an ownership interest from time to time.

            16. Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, SBRC will report the transfer of the Mortgage Loans to the Depositor, as provided in the respective Purchase Agreements as a sale of all of its interest in the Mortgage Loans. SBRC has been advised by or has confirmed with its independent public accountants for similar transactions that the sale will be so classified under GAAP in accordance with Statement No. 125 of the Financial Accounting Standards Board.

            IN WITNESS WHEREOF, the undersigned has executed this Certificate as of December __, 1998.


                                               SALOMON BROTHERS REALTY CORP.


                                               By:_____________________________
                                               Name:
                                               Title:     Authorized Agent

                                                                       EXHIBIT 3

                   [FORM OF OPINION OF COUNSEL FOR THE SELLER]

                                                     December __, 1998


Salomon Brothers Mortgage                     Financial Security Assurance Inc.
  Securities VII, Inc.                        350 Park Avenue
Seven World Trade Center                      New York, New York 10022
New York, New York 10048

Salomon Smith Barney Inc.
Seven World Trade Center
New York, New York 10048


          Re:   Salomon Brothers Mortgage Securities VII, Inc.
                Mortgage Pass-Through Certificates, Series 1998-NC7
                ---------------------------------------------------

Ladies and Gentlemen:

            We have acted as counsel to Salomon Brothers Realty Corp. (the "Seller") in connection with the sale of mortgage loans (the "Mortgage Loans") by the Seller to Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") pursuant to a Mortgage Loan Purchase Agreement, dated December 18, 1998, among the Seller, Option One Mortgage Corporation and the Depositor (the "Option One Purchase Agreement") and a Mortgage Loan Purchase Agreement, dated December 18, 1998, among the Seller, New Century Mortgage Corporation and the Depositor (the "New Century Purchase Agreement"; together with the Option One Purchase Agreement, the "Agreements"). This opinion is being delivered to you pursuant to Section 9(c) of each of the Agreements. Capitalized terms used but not defined herein have the meanings set forth in the Agreements or in agreements referred to therein.

            In rendering this opinion letter, we do not express any opinion concerning any law other than the law of the State of New York and the federal law of the United States, and we do not express any opinion concerning the application of the "doing business" laws or the securities laws of any jurisdiction other than the federal securities laws of the United States. In addition, we do not express any opinion on any issue not expressly addressed below.

            In rendering this opinion letter, we have examined the Agreements, the certificate of incorporation and by-laws of the Seller and such records and other documents as we have deemed necessary. As to matters of fact, we have examined and relied upon representations of the Seller contained in the Agreements, and where we have deemed appropriate, representations or certifications of officers of the Seller, the Depositor or public officials. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. We have assumed, except as to the Seller, that all parties had the corporate power and authority to enter into and perform all obligations thereunder and, as to such parties, we also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the validity and binding effect and enforceability of such documents. We have further assumed that there is not and will not be any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements. We have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Agreements.

            Based upon the foregoing, we are of the opinion that:

      1. The Seller is a corporation duly organized and validly existing and in good standing under the laws of the State of New York and has the requisite corporate power to own its properties, to conduct its business as presently conducted by it, to own the Mortgage Loans to which each Agreement relates, to transfer and convey such Mortgage Loans to the Depositor and to enter into and perform its obligations under each of the Agreements.

      2. Each of the Agreements have been duly authorized, executed and delivered by the Seller and, upon due authorization, execution and delivery by the other parties thereto, will constitute the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by (a) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors and (b) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

      3. No consent, approval, authorization or order of any State of New York or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the Agreements except for those consents, approvals, authorizations or orders that previously have been obtained.

      4. Neither the transfer of the Mortgage Loans as provided in the Agreements, nor the fulfillment of the terms of or the consummation of any other of the transactions contemplated by the Agreements, will result in a breach of any term or provision of the certificate of incorporation or by-laws of the Seller or, to the best of our knowledge, will conflict with, result in a breach, violation or acceleration of or constitute a default under, the terms of any indenture or other agreement or instrument to which the Seller is a party or by which it is bound, or any State of New York or federal statute applicable to the Seller, or any order or regulation of any State of New York or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller.

      5. To the best of our knowledge, there are no actions, proceedings or investigations pending or threatened against the Seller before any court, administrative agency or other tribunal (a) asserting the invalidity of either of the Agreements, (b) seeking to prevent the consummation of any of the transactions contemplated in either of the Agreements or (c) that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, the Agreements.

            This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person is entitled to rely hereon. Copies of this letter may not be furnished to any other person, nor may any portion of this letter be quoted, circulated or referred to in any other document, without our prior written consent.

                                       Very truly yours,

                                       THACHER PROFFITT & WOOD


                                       By

                                                                       EXHIBIT 4

                  [FORM OF OFFICER'S CERTIFICATE OF ORIGINATOR]

                         Option One Mortgage Corporation

                              Officer's Certificate


            I, ____________________________, hereby certify that I am the duly elected _____________________________________, of Option One Mortgage
Corporation, a California corporation (the "Company"), and further certify, on behalf of the Company as follows:

            1. Attached hereto as Attachment I is a true and correct copy of the Certificate of Incorporation and By-laws of the Company as in full force and effect on the date hereof. No event has occurred since ________________ which has affected the good standing of the Company under the laws of the State of California.

            2. No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Company are pending or contemplated.

            3. Each person who, as an officer or attorney-in-fact of the Company, signed (a) the Mortgage Loan Purchase Agreement (the "Purchase Agreement") dated December 18, 1998 among the Company, Salomon Brothers Realty Corp. and Salomon Brothers Mortgage Securities VII, Inc. ("SBMSVII"), or (b) any other document delivered prior hereto or on the date hereof in connection with the transactions contemplated by the Purchase Agreement and the Pooling and Servicing Agreement dated as of December 1, 1998 among SBMSVII, the Company, New Century Mortgage Corporation, Firstar Bank Milwaukee, N.A. and U.S. Bank National Association (the "Pooling and Servicing Agreement") was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

            4. Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Company on __________, 199_ (the "Resolutions") with respect to the transactions contemplated by the Purchase Agreement and the Pooling and Servicing Agreement; said Resolutions have not been amended or modified, annulled or revoked and are in full force and effect on the date hereof.

            5. All of the representations and warranties of the Company contained in the Purchase Agreement are true and correct in all material respects as of the Closing Date, and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Purchase Agreement.

            6. The Company has performed all of its duties and has satisfied all of the material conditions on its part to be performed or satisfied prior to the Closing Date.

            All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

            IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

Dated: December __, 1998

         (Seal)                              OPTION ONE MORTGAGE CORPORATION


                                             By:_____________________________
                                             Name:
                                             Title:


            I, _____________________, [Assistant] Secretary of ________________
____________________, hereby certify that _____________________________________
is the duly elected, qualified and acting _________________________________ of _______________________________ and that the signature appearing above is his genuine signature.

            IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:  December __, 1998
                                              OPTION ONE MORTGAGE CORPORATION


                                              By:_____________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT 5

                   [FORM OF OPINION OF COUNSEL FOR ORIGINATOR]

                                December __, 1998



Salomon Brothers Mortgage Securities VII, Inc. Financial Security Assurance Inc.
Seven World Trade Center                       350 Park Avenue
New York, New York 10048                       New York, New York 10022

Salomon Smith Barney Inc.
Seven World Trade Center
New York, New York 10048


                  Re: Salomon Brothers Mortgage Securities VII, Inc. Mortgage Pass-Through Certificates, Series 1998-NC7
                         ---------------------------------------------------

Ladies and Gentlemen:

        I have acted as counsel to Option One Mortgage Corporation, a California corporation (the "Company"), in connection with the sale of certain mortgage loans, previously sold by the Company to Salomon Brothers Realty Corp. ("Realty"), to Salomon Brothers Securities VII, Inc. ("SBMSVII") pursuant to a Mortgage Loan Purchase Agreement, dated December 18, 1998 (the "Purchase Agreement"), among the Company, Realty and SBMSVII. Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1998-NC7 have or will be issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1998 (the "Pooling Agreement"), among SBMSVII, the Company, New Century Mortgage Corporation, Firstar Bank Milwaukee, N.A. and U.S. Bank National Association. Capitalized terms not otherwise defined herein have the meanings set forth in the Pooling and Servicing Agreement.

        In connection with rendering this opinion letter, I, or attorneys working under my direction, have examined, among other things, originals, certified copies or copies otherwise identified to my satisfaction as being true copies of the following:

        A.  The Purchase Agreement;
        B.  The Pooling and Servicing Agreement;
        C. The Company's Certificate of Incorporation and Bylaws, as amended to date; and
        D. Resolutions adopted by the Board of Directors of the Company with specific reference to actions relating to the transactions covered by this opinion.

For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances. As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other representatives of the Company, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me. I have also assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of the originals of such copied documents.

        On the basis of and subject to the foregoing examination, and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations expressed herein, I am of the opinion that:

        1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of California with corporate power and authority to own its properties and conduct its business as presently conducted by it. The Company has the corporate power and authority to execute, deliver, and perform its obligations under the Purchase Agreement.

        2. The Purchase Agreement has been duly and validly authorized, executed and delivered by the Company.

        3. The Purchase Agreement constitutes valid, legal and binding obligations of the Company, enforceable against the Company in accordance with its terms.

        4. No consent, approval, authorization or order of any state or federal court or government agency or body is required for the execution, delivery and performance by the Company of the Purchase Agreement or the consummation of the transactions contemplated by the Purchase Agreement, except for those consents, approvals, authorizations or orders which previously have been obtained.

        5. The fulfillment of the terms of or the consummation of the transactions contemplated in the Purchase Agreement will not result in a breach of any term or provision of the Certificate of Incorporation or By-laws of the Company, or, to the best of my knowledge, will conflict with, result in a breach or violation of, or constitute a default under, (i) the terms of any indenture or other agreement or instrument known to me to which the Company is a party or by which it is bound, (ii) any State of California or federal statute or regulation applicable to the Company, or (iii) any order of any State of California or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company, except in any such case where the default, breach or violation would not have a material adverse effect on the Company or its ability to perform its obligations under the Purchase Agreement.

        6. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my judgment, either in any one instance or in the aggregate, would draw into question the validity of the Purchase Agreement, which seeks to prevent the consummation of any of the transactions contemplated in the Purchase Agreement or which would be likely to impair materially the ability of the Company to perform under the terms of the Purchase Agreement.

        7. No information has come to my attention that causes me to believe that the information contained in SBMSVII's Prospectus Supplement, dated December 18, 1998, relating to the Company, its financial condition, its underwriting standards and its loan portfolio, specifically the information in the "Summary--The Mortgage Loans," "Risk Factors," "The Mortgage Pool" (except with respect to the information contained under the caption "The Mortgage Pool--New Century Underwriting Programs") and "Pooling and Servicing Agreement--Option One Mortgage Corporation" contained an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

        The opinions above are subject to the following additional assumptions, exceptions, qualifications and limitations:

        A. I have assumed that all parties to the Purchase Agreement other than the Seller have all requisite power and authority to execute, deliver and perform their respective obligations under the Purchase Agreement, and that the Purchase Agreement has been duly authorized by all necessary corporate actions on the part of such parties, has been executed and delivered by such parties and constitutes the legal, valid and binding obligations of such parties.

        B. My opinion expressed paragraphs 3 above is subject to the qualifications that (i) the enforceability of the Purchase Agreement may be limited by the effect of laws relating to (1) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Purchase Agreement and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to limit or affect the enforcement of creditors' rights generally and the discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion herein with respect to the validity, legality, binding effect or enforceability of provisions for indemnification in the Purchase Agreement to the extent such provisions may be held to be unenforceable as contrary to public policy.

        C. I have assumed, without independent check or certification, that there are no agreements or understandings among the Company, Realty and any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

        I express no opinion as to whether the courts of the United States located in California or state courts of California would respect or enforce any contractual provision regarding choice of law, selection of forum or waiver of a jury trial.

        This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon.

        I am admitted to practice in the State of California, and I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of California and the Federal laws of the United States of America.

                                       Very truly yours,



                                       _____________________________

                                                                       EXHIBIT 6

Loan #: ____________
Borrower: _____________

                               LOST NOTE AFFIDAVIT
                               -------------------


        I, as _____________ of ____________________, a _____________ corporation am authorized to make this Affidavit on behalf of _____________________ (the "Seller"). In connection with the administration of the Mortgage Loans held by ____________________, a _________________ corporation as Seller on behalf of
Salomon Brothers Mortgage Securities VII, Inc. (the "Purchaser"), _____________________ (the "Deponent"), being duly sworn, deposes and says that:

        1.     The Seller's address is :   _____________________________
                                           _____________________________
                                           _____________________________

        2. The Seller previously delivered to the Purchaser a signed Initial Certification with respect to such Mortgage and/or Assignment of Mortgage;

        3. Such Mortgage Note and/or Assignment of Mortgage was assigned or sold to the Purchaser by ________________________, a ____________ corporation pursuant to the terms and provisions of a Mortgage Loan Purchase Agreement dated as of December 18, 1998;

        4. Such Mortgage Note and/or Assignment of Mortgage is not outstanding pursuant to a request for release of Documents;

        5. Aforesaid Mortgage Note and/or Assignment of Mortgage (the "Original") has been lost;

        6. Deponent has made or caused to be made a diligent search for the Original and has been unable to find or recover same;

        7. The Seller was the Seller of the Original at the time of the loss;
        and

        8. Deponent agrees that, if said Original should ever come into Seller's possession, custody or power, Seller will immediately and without consideration surrender the Original to the Purchaser.

        9. Attached hereto is a true and correct copy of (i) the Note, endorsed in blank by the Mortgagee and (ii) the Mortgage or Deed of Trust (strike one) which secures the Note, which Mortgage or Deed of Trust is recorded in the county where the property is located.

        10. Deponent hereby agrees that the Seller (a) shall indemnify and hold harmless the Purchaser, its successors and assigns, against any loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of any Notes, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that has already purchased a mortgage loan evidenced by the Lost Note or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a mortgage loan evidenced by the Lost Note on the related property to the fact that the mortgage loan is not evidenced by an original note and (iv) the issuance of a new instrument in lieu thereof (items (i) through (iv) above hereinafter referred to as the "Losses") and (b) if required by any Rating Agency in connection with placing such Lost Note into a Pass-Through Transfer, shall obtain a surety from an insurer acceptable to the applicable Rating Agency to cover any Losses with respect to such Lost Note.

        11. This Affidavit is intended to be relied upon by the Purchaser, its successors and assigns. _____________________, a ______________
        corporation represents and warrants that is has the authority to perform its obligations under this Affidavit of Lost Note.

Executed this ____ day, of ___________ 199_.

                                              SELLER

                                              By:___________________________
                                              Name:
                                              Title:



        On this ___ day of ________, 199_, before me appeared _________________
to me personally known, who being duly sworn did say that he is the _____________________ of ____________________ a ______________ corporation and that said Affidavit of Lost Note was signed and sealed on behalf of such corporation and said acknowledged this instrument to be the free act and deed of said corporation.

Signature:

[Seal]

                                                                       EXHIBIT 7

    Exceptions to the Representation and Warranty Contained In Section 6(ii)
    ------------------------------------------------------------------------

                        MORTGAGE LOAN PURCHASE AGREEMENT


            This is a Mortgage Loan Purchase Agreement (this "Agreement"), dated December 18, 1998, among Salomon Brothers Mortgage Securities VII, Inc., a Delaware corporation (the "Purchaser"), Option One Mortgage Corporation, a California corporation (the "Originator") and Salomon Brothers Realty Corp., a New York corporation (the "Seller").

                              PRELIMINARY STATEMENT

            The Seller intends to sell the Mortgage Loans (as hereinafter identified) to the Purchaser on the terms and subject to the conditions set forth in this Agreement. The Mortgage Loans were purchased by the Seller from the Originator pursuant to a certain Mortgage Loan Purchase and Servicing Agreement, dated as of March 1, 1998 (the "Purchase and Servicing Agreement"), between the Seller as initial purchaser and the Originator as seller and servicer. The Purchaser intends to deposit the Mortgage Loans into a mortgage pool comprising of the Trust Fund. The Trust Fund will be evidenced by a single series of mortgage pass-through certificates designated as Series 1998-NC7 (the "Certificates"). The Certificates will consist of six classes of certificates. The Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1998 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, New Century Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and a servicer, the Company as a servicer, Firstar Bank Milwaukee, N.A. as trustee (the "Trustee") and U.S. Bank National Association as trust administrator (the "Trust Administrator"). Capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

            The parties hereto agree as follows:

            SECTION 1. AGREEMENT TO PURCHASE. The Seller agrees to sell, and the Purchaser agrees to purchase, on or before December 22, 1998 (the "Closing Date"), certain conventional, one- to four-family, fixed-rate residential mortgage loans (the "Mortgage Loans"), having an aggregate principal balance as of the close of business on December 1, 1998 (the "Cut-off Date") of approximately $703,557,762.96 (the "Closing Balance"), after giving effect to all payments due on the Mortgage Loans on or before the Cut-off Date, whether or not received, including the right to any Prepayment Charges payable by the related Mortgagors in connection with any Principal Prepayments on the Mortgage Loans.

            SECTION 2. MORTGAGE LOAN SCHEDULE. The Purchaser and the Seller have agreed upon which of the mortgage loans owned by the Seller are to be purchased by the Purchaser pursuant to this Agreement and the Seller will prepare or cause to be prepared on or prior to the Closing Date a final schedule (the "Closing Schedule") that shall describe such Mortgage Loans and set forth all of the Mortgage Loans to be purchased under this Agreement, including the related Prepayment Charges. The Closing Schedule will conform to the requirements set forth in this Agreement and to the definition of "Mortgage Loan Schedule" under the Pooling and Servicing Agreement. The Closing Schedule shall be used as the Mortgage Loan Schedule under the Pooling and Servicing Agreement.

            SECTION 3. CONSIDERATION.

            (a) In consideration for the Mortgage Loans to be purchased hereunder, the Purchaser shall, as described in Section 8, pay to or upon the order of the Seller in immediately available funds an amount (the "Purchase Price") equal to approximately _____% times the Closing Balance, plus accrued interest thereon from the Cut-off Date up to but not including the Closing Date.

            (b) The Purchaser or any assignee, transferee or designee of the Purchaser shall be entitled to all scheduled payments of principal due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans allocable to the period after the Cut-off Date. All scheduled payments of principal and interest due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller.

            (c) Pursuant to the Pooling and Servicing Agreement, the Purchaser will assign all of its right, title and interest in and to the Mortgage Loans, together with its rights under this Agreement, to the Trustee for the benefit of the Certificateholders.

            SECTION 4. TRANSFER OF THE MORTGAGE LOANS.

            (a) POSSESSION OF MORTGAGE FILES. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse but subject to the terms of this Agreement, all of its right, title and interest in, to and under the Mortgage Loans, including the related Prepayment Charges. The contents of each Mortgage File not delivered to the Purchaser or to any assignee, transferee or designee of the Purchaser on or prior to the Closing Date are and shall be held in trust by the Seller for the benefit of the Purchaser or any assignee, transferee or designee of the Purchaser. Upon the sale of the Mortgage Loans, the ownership of each Mortgage Note, the related Mortgage and the other contents of the related Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller on or after the Closing Date shall immediately vest in the Purchaser and shall be delivered immediately to the Purchaser or as otherwise directed by the Purchaser.

            (b) DELIVERY OF MORTGAGE LOAN DOCUMENTS. The Seller will, on or prior to the Closing Date, deliver or cause to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser each of the following documents for each Mortgage Loan:

                (i) the original Mortgage Note, endorsed in the following form:
      "Pay to the order of Norwest Bank Minnesota, N.A., as Trustee," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

                (ii) the original Mortgage with evidence of recording thereon;

                (iii) an original Assignment of Mortgage executed in the following form: "Firstar Bank Milwaukee, N.A. as Trustee under the applicable pooling and servicing agreement";

                (iv) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii);

                (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

                (vi) the original lender's title insurance policy, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first or second lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor.

            Within thirty (30) Business Days following the Closing Date, Option One will prepare, execute and deliver to the Trust Administrator an endorsement for each of the Mortgage Loans endorsing each Mortgage Note in the following form: "Pay to the order of Firstar Bank Milwaukee, N.A., as Trustee under the applicable agreement, without recourse" and the endorsement provided for in
Section 4(b)(i) hereof will be voided by the Trust Administrator.

            The Seller, at the expense of the Originator, promptly shall (within sixty Business Days following the later of the Closing Date and the date of receipt by the Seller of the recording information for a Mortgage, but in no event later than ninety days following the Closing Date) submit or cause to be submitted for recording, at no expense to the Seller or the Purchaser (or the Trust Fund, the Certificate Insurer, the Trustee or the Trust Administrator under the Pooling and Servicing Agreement), in the appropriate public office for real property records, each Assignment referred to in clauses (b)(iii) and
(b)(iv) of this Section 4. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Originator on behalf of the Seller, at the expense of the Originator, promptly shall prepare a substitute Assignment or cure such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

            Notwithstanding anything to the contrary contained in this Section 4, with respect to a maximum of approximately 1.0% of the Mortgage Loans, by aggregate principal balance of the Mortgage Loans as of the Cut-off Date, if any original Mortgage Note referred to in Section 4(b)(i) above cannot be located, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon delivery to the Purchaser or any assignee, transferee or designee of the Purchaser of a photocopy of such Mortgage Note, if available, with a lost note affidavit substantially in the form of Exhibit 6 hereto. If any of the original Mortgage Notes for which a lost note affidavit was delivered to the Purchaser or any assignee, transferee or designee of the Purchaser is subsequently located, such original Mortgage Note shall be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser within three Business Days; and if any document referred to in Section 4(b)(ii) or 4(b)(iv) above has been submitted for recording but either (x) has not been returned from the applicable public recording office or
(y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller hereunder shall be deemed to have been satisfied upon delivery to the Purchaser or any assignee, transferee or designee of the Purchaser promptly upon receipt thereof by or on behalf of the Seller of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original.

            In the event that the original lender's title insurance policy has not yet been issued, the Seller shall deliver to the Purchaser or any assignee, transferee or designee of the Purchaser a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company. The Seller shall deliver to the Purchaser or any assignee, transferee or designee of the Purchaser promptly upon receipt by the Seller of any such original title insurance policy or original Primary Mortgage Insurance Policy.

            Each original document relating to a Mortgage Loan which is not delivered to the Purchaser or its assignee, transferee or designee, if held by the Seller or the Originator, shall be so held for the benefit of the Purchaser or its assignee, transferee or designee.

            (c) ACCEPTANCE OF MORTGAGE LOANS. The documents delivered pursuant to Section 4(b) hereof shall be reviewed by the Purchaser or any assignee, transferee or designee of the Purchaser at any time before or after the Closing Date (and with respect to each document permitted to be delivered after the Closing Date, within seven days of its delivery) to ascertain that all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

            (d) TRANSFER OF INTEREST IN AGREEMENTS. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, to the Trustee, as may be required to effect the purposes of the Pooling and Servicing Agreement, without the consent of the Seller or the Originator, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser. Any expense reasonably incurred by or on behalf of the Purchaser or the Trustee in connection with enforcing any obligations of the Seller or the Originator under this Agreement will be promptly reimbursed by the Seller or the Originator, as applicable.

            (e) EXAMINATION OF MORTGAGE FILES. Prior to the Closing Date, the Seller shall either (i) deliver in escrow to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination the Mortgage File pertaining to each Mortgage Loan, or (ii) make such Mortgage Files available to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination. Such examination may be made by the Purchaser, the Trust Administrator or the Trustee, and their respective designees, upon reasonable notice to the Seller during normal business hours before the Closing Date and within 60 days after the Closing Date. If any such person makes such examination prior to the Closing Date and identifies any Mortgage Loans that do not conform to the requirements of the Purchaser as described in this Agreement, such Mortgage Loans shall be deleted from the Closing Schedule. The Purchaser may, at its option and without notice to the Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or any person has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Purchaser or any assignee, transferee or designee of the Purchaser to demand repurchase or other relief as provided herein or under the Pooling and Servicing
Agreement.

            SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER
                       AND THE ORIGINATOR.
                       --------------------------------------------------------

            (a) The Originator hereby represents and warrants to the Seller and the Purchaser, as of the date hereof and as of the Closing Date, and covenants, that:

                (i) The Originator is duly organized, validly existing and in good standing as a corporation under the laws of the State of California with full corporate power and authority to conduct its business as presently conducted by it to the extent material to the consummation of the transactions contemplated herein. The Originator had the full corporate power and authority to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Seller pursuant to the Purchase and Servicing Agreement, and the Originator has the full corporate power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of this Agreement;

                (ii) The Originator has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser and the Seller, constitutes a legal, valid and binding obligation of the Originator, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or by general principles of equity;

                (iii) The execution, delivery and performance of this Agreement by the Originator (x) does not conflict and will not conflict with, does not breach and will not result in a breach of and does not constitute and will not constitute a default (or an event, which with notice or lapse of time or both, would constitute a default) under (A) any terms or provisions of the articles of incorporation or by-laws of the Originator, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Originator is a party or by which the Originator or any of its property is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Originator or any of its property and (y) does not create or impose and will not result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

                (iv) No consent, approval, authorization or order of, registration or filing with, or notice on behalf of the Originator to any governmental authority or court is required, under federal laws or the laws of the State of California, for the execution, delivery and performance by the Originator of, or compliance by the Originator with, this Agreement or the consummation by the Originator of any other transaction contemplated hereby and by the Pooling and Servicing Agreement; provided, however, that the Originator makes no representation or warranty regarding federal or state securities laws in connection with the sale or distribution of the Certificates;

                (v) With respect to any statement regarding the intentions of the Originator, this Agreement does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained herein not misleading. The written statements, reports and other documents prepared and furnished or to be prepared and furnished by the Originator pursuant to this Agreement or in connection with the transactions contemplated hereby taken in the aggregate do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained therein not misleading;

                (vi) The Originator is not in violation of, and the execution and delivery of this Agreement by the Originator and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Originator or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Originator or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

                (vii) The Originator is a HUD approved mortgagee pursuant to
Section 203 of the National Housing Act. No event has occurred, including but not limited to a change in insurance coverage, that would make the Originator unable to comply with HUD eligibility requirements or that would require notification to HUD;

                (viii) The Originator does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                (ix) Immediately prior to the payment to the Originator of the purchase price for each Mortgage Loan pursuant to the Purchase and Servicing Agreement, the Originator was the owner of the related Mortgage and the indebtedness evidenced by the related Mortgage Note, and, upon the payment to the Originator of such purchase price, in the event that the Originator retains or has retained record title, the Originator shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser as the owner thereof from and after the date hereof;

                (x) There are no actions or proceedings against, or investigations known to it of, the Originator before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans by the Originator which occurred pursuant to the Purchase and Servicing Agreement or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Originator of its obligations under, or validity or enforceability of, this Agreement;

                (xi) The consummation of the transactions contemplated by this Agreement and the Purchase and Servicing Agreement are in the ordinary course of business of the Originator, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Originator pursuant to the Purchase and Servicing Agreement were not subject to the bulk transfer or any similar statutory provisions;

                (xii) The information delivered by the Originator to the Seller with respect to the Originator's loan loss, foreclosure and delinquency experience on mortgage loans underwritten to the same standards as the Mortgage Loans and covering mortgaged properties similar to the Mortgaged Properties, is true and correct in all material respects;

                (xiii) The Originator has not dealt with any broker, investment banker, agent or other person, except for the Purchaser or any of its affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans pursuant to the Purchase and Servicing Agreement; and

                (xiv) There is no litigation currently pending or, to the best of the Originator's knowledge without independent investigation, threatened against the Originator that would reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates or the execution, delivery, performance or enforceability of this Agreement, or that would result in a material adverse change in the financial condition of the Originator.

            (b) The Seller hereby represents and warrants, as of the date hereof and as of the Closing Date, and covenants, that:

                (i) The Seller is a corporation, duly organized and validly existing and in good standing under the laws of the State of New York with full corporate power and authority to conduct its business as presently conducted by it to the extent material to the consummation of the transactions contemplated herein. The Seller had the full corporate power and authority to acquire the Mortgage Loans. The Seller has the full corporate power and authority to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the full corporate power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of this Agreement;

                (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite corporate action having been taken, and (assuming the due authorization, execution and delivery hereof by the Purchaser and the Originator) constitutes the valid, legal and binding obligation of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities;

                (iii) No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required, under federal laws or the laws of the State of New York, for the execution, delivery and performance by the Seller of, or compli ance by the Seller with, this Agreement or the consummation by the Seller of any other transaction contemplated hereby and by the Pooling and Servicing Agreement; provided, however, that the Seller makes no representation or warranty regarding federal or state securities laws in connection with the sale or distribution of the Certificates;

                (iv) No certificate of an officer, statement or other information furnished in writing or report delivered by the Seller to the Purchaser, any affiliate of the Purchaser or the Trustee for use in connection with the purchase of the Mortgage Loans and the transactions contemplated hereunder and under the Pooling and Servicing Agreement will contain any untrue statement of a material fact, or omit a material fact necessary to make the information, certificate, statement or report not misleading in any material respect;

                (v) Neither the sale of the Mortgage Loans to the Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default (or an event, which with notice or lapse of time or both, would constitute a default) under (A) any terms or provisions of the certificate of incorporation or by-laws of the Seller, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which the Seller or any of its property is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or any of its property, or results or will result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any docu ments or instruments evidencing or securing the Mortgage Loans;

                (vi) The Seller has not dealt with any broker, investment banker, agent or other person, except for the Purchaser or any of its affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

                (vii) There is no litigation currently pending or, to the best of the Seller's knowledge, threatened against the Seller that would reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery, performance or enforceability of this Agreement or that would result in a material adverse change in the financial condition of the Seller;

                (viii) Each Mortgage Note, each Mortgage, each Assignment and any other document required to be delivered by or on behalf of the Seller under this Agreement or the Pooling and Servicing Agreement to the Purchaser or any assignee, transferee or designee of the

Purchaser for each Mortgage Loan has been or will be, in accordance with Section 4(b) hereof, delivered to the Purchaser or any such assignee, transferee or designee. With respect to each Mortgage Loan, the Seller is in possession of a complete Mortgage File in compliance with the Pooling and Servicing Agreement, except for such documents that (A) have been delivered (1) to the Purchaser or any assignee, transferee or designee of the Purchaser or (2) for recording to the appropriate public recording office and have not yet been returned or (B) are not required to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser until 90 days following the Closing Date or such later date as provided in Section 4;

                (ix) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder.

                (x) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any relevant jurisdiction, except any as may have been complied with;

                (xi) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

                (xii) The Seller (A) is a solvent entity and is paying its debts as they become due and (B) after giving effect to the transfer of the Mortgage Loans, will be a solvent entity and will have sufficient resources to pay its debts as they become due;

                (xiii) The form of endorsement of each Mortgage Note satisfied the requirement, if any, of endorsement in order to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note; and each Assignment to be delivered hereunder is in recordable form and is sufficient to effect the assignment of and to transfer to the assignee thereunder the benefits of the assignor, as mortgagee or assignee thereof, under each Mortgage to which that Assignment relates;

                (xiv) The transfer of the Mortgage Loans to the Purchaser at the Closing Date will be treated by the Seller for financial accounting and reporting purposes as a sale of assets;

                (xv) Immediately prior to the sale of the Mortgage Loans to the Purchaser as herein contemplated, the Seller had good title to, and was the sole owner of, the Mortgage

Loans, and such sale validly transfers the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest; and

                (xvi) With respect to the Mortgage Loans, the Seller hereby represents and warrants, as of the date hereof and as of the Closing Date, that each Mortgage Loan constitutes a "qualified mortgage" within the meaning of
Section 860(G)(a)(3) of the Code.

            SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR AND THE
                       SELLER RELATING TO THE MORTGAGE LOANS.
                       --------------------------------------------------------

            (a) PRINCIPLES OF CONSTRUCTION. The Originator, the Seller and the Purchaser understand, acknowledge and agree that, notwithstanding that the representations and warranties set forth in Section 6(b) are made as of the Closing Date, each such representation and warranty made with respect to any Mortgage Loan that was purchased by the Seller from the Originator under the Purchase and Servicing Agreement more than 90 days prior to the Closing Date (with respect to each such Mortgage Loan, the related "Seller Purchase Date") is made and shall be deemed to have been made to the Purchaser and the Seller by the Originator solely as of the date which is 90 days following the related Seller Purchase Date and not as of any later date, and each such representation and warranty with respect to any such Mortgage Loan is made and shall be deemed to have been made to the Purchaser solely by the Seller as of the Closing Date.

            (b) REPRESENTATIONS AND WARRANTIES AS TO INDIVIDUAL MORTGAGE LOANS. The Originator hereby represents and warrants to the Seller and the Purchaser (except as provided in Section 6(a) above), or the Seller hereby represents and warrants to the Purchaser (in the case of those representations and warranties subject to Section 6(a) above), as the case may be, as of the Closing Date, that as to each Mortgage Loan as of the Closing Date:

            (i) The information set forth in the Mortgage Loan Schedule, as transmitted electronically to the Seller by the Originator (as such transmitted information may have been amended in writing by the Originator with the written consent of the Seller subsequent to such transmission) is complete, true and correct as of the Cut-off Date and the information in the Mortgage Loan Schedule, as transmitted by the Seller to the Purchaser on the Closing Date is complete, true and correct as of the Closing Date;

            (ii) Except with respect to the Mortgage Loans listed on Exhibit 7 attached hereto, all payments required to be made prior to the first day of the month in which the Closing Date occurs for such Mortgage Loan under the terms of the Mortgage Note have been made; the Originator has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage; and as of the Closing Date, no payment required under any Mortgage Loan has been 30 days delinquent more than once during the last twelve months and except with respect to ____% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date, which were sixty days or more but less than ninety days delinquent, no Mortgage Loan has ever been 60 or more days delinquent;

            (iii) At the origination of such Mortgage Loan, there were no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property, and, to the knowledge of the Originator, as of the Closing Date, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

            (iv) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee and the terms of which are reflected in the Mortgage Loan Schedule;

            (v) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            (vi) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Pooling and Servicing Agreement. All such insurance policies contain a standard mortgagee clause naming the Originator, its successors and assigns as mortgagee and all premiums thereon have been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

            (vii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with;

            (viii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

            (ix) The Mortgage is a valid, existing and enforceable first or second lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the appraised value of the Mortgaged Property, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property and (d) the first lien on the Mortgaged Property, in the case of Mortgages that are second liens. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest on the property described therein and the Originator had full right to sell and assign the same to the Seller pursuant to the Purchase and Servicing Agreement and the Seller has full right to sell and assign the same to the Purchaser. Unless otherwise disclosed on Exhibit 7 hereto, the Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secured debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

            (x) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

            (xi) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties;

            (xii) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

            (xiii) As of the Closing Date and prior to the sale of the Mortgage Loan hereunder to the Purchaser, the Seller was the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest (this portion of this representation is made by the Seller only); as of the closing date as defined in the Purchase and Servicing Agreement and prior to the sale of the Mortgage Loan to the Seller pursuant to the Purchase and Servicing Agreement, the Originator was the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and had full right to transfer and sell the Mortgage Loan to the Seller free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest (this portion of this representation is made by the Originator only);

            (xiv) To the best of the Originator's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

            (xv) The Mortgage Loan is covered by an ALTA lender's title insurance policy or other title insurance acceptable to Fannie Mae, issued by a title insurer acceptable to Fannie Mae and qualified to do business in the jurisdiction where the Mortgaged Property is located (or, in the case of Mortgaged Properties located in areas in which such policies are not generally available, an attorney's certificate or opinion of title acceptable to Fannie
Mae), insuring (subject to the exceptions contained in (ix)(a), (b) and (c) above) the Originator, its successors and assigns as to the first or second priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Originator is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Originator, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

            (xvi) Except with respect to the permitted delinquencies on certain Mortgage Loans as described in Section 6(b)(ii) above and listed on Exhibit 7 attached hereto, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Originator has not waived any default, breach, violation or event of acceleration;

            (xvii) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

            (xviii) All improvements that were considered in determining the appraised value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

            (xix) The Mortgage Loan was (i) originated (as the term is used for the purposes of the Secondary Mortgage Market Enhancement Act) by the Originator or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD or
(ii) acquired by the Originator directly through loan brokers or correspondents such that (a) the Mortgage Loan was originated in conformity with the Originator's underwriting guidelines, (b) the Originator approved the Mortgage Loan prior to funding thereof and (c) the Originator provided the funds used to originate the Mortgage Loan and acquired the Mortgage Loan on the date of origination thereof;

            (xx) Principal payments on the Mortgage Loan commenced no more than two (2) months after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Interest Rate. Except as disclosed in the Mortgage Loan Schedule, the Mortgage Note is payable on the first day of each month. Interest on the Mortgage Loan is calculated on the basis of a 360 day year consisting of twelve 30 day months. The Mortgage Note does not permit negative amortization;

            (xxi) The origination and collection practices used by the Originator with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by the Originator and any predecessor servicer in accordance with the terms of the Mortgage Note. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Originator and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Originator have been capitalized under any Mortgage or the related Mortgage Note;

            (xxii) The Mortgaged Property is free of damage and waste to the best of the Originator's knowledge and there is no proceeding pending for the total or partial condemnation thereof;

            (xxiii) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. Since the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Originator and the Originator has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940;

            (xxiv) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (ix) above;

            (xxv) The Mortgage File contains an appraisal of the related Mortgaged Property made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser who met the requirements of the Originator's appraisal policy and procedures and who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of Fannie Mae or Freddie Mac;

            (xxvi) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

            (xxvii) No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Originator, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

            (xxviii) The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law; and if the Mortgage Loan is a Refinanced Mortgage Loan, the Mortgagor has received all disclosure and rescission materials required by applicable law with respect to the making of a Refinanced Mortgage Loan, and evidence of such receipt is and will remain in the Mortgage File;

            (xxix) No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

            (xxx) The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the Pooling and Servicing Agreement, have been delivered to the Trustee all in compliance with the specific requirements of the Pooling and Servicing Agreement;

            (xxxi) The Mortgaged Property is lawfully occupied under applicable law; to the best of the Originator's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

            (xxxii) To the best of the Originator's knowledge, no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

            (xxxiii) The Assignment of Mortgage, is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

            (xxxiv) Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first or second lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

            (xxxv) Except as disclosed on the Mortgage Loan Schedule, no Mortgage Loan has a balloon payment feature;

            (xxxvi) If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development), such condominium or planned unit development project meets Fannie Mae's eligibility requirements;

            (xxxvii) Except as disclosed on Exhibit 7 hereto, neither the Originator nor any affiliate of the Originator has made no mortgage on any Mortgaged Property other than the Mortgage Loan;

            (xxxviii) The Mortgage Loan was not intentionally selected by the Seller in a manner intended to adversely affect the interest of the Purchaser (this portion of this representation is made by the Seller only); the Mortgage Loan was not intentionally selected by the Originator in a manner intended to adversely affect the interest of the Seller (this portion of this representation is made by the Originator only);

            (xxxix) The Seller has not dealt with any broker or agent or other Person who might be entitled to a fee, commission or compensation in connection with the transaction contemplated by this Agreement other than the Purchaser except as disclosed on Exhibit 7 hereto (this portion of this representation is made by the Seller only); the Originator did not deal with any broker or agent or other Person who might be entitled to a fee, commission or compensation in connection with the transaction contemplated by the Purchase and Servicing Agreement other than the Seller except as the Originator previously disclosed to the Seller in writing (this portion of this representation is made by the Originator only);

            (xl) The Mortgaged Property consists of a parcel of real property of not more than ten acres with a single family residence erected thereon, or a two to four-family dwelling, or an individual condominium unit in a low-rise or high-rise condominium project, or an individual unit in a planned unit development. The Mortgaged Property is improved with a Residential Dwelling. Without limiting the foregoing, the Mortgaged Property does NOT consist of any of the following property types: (a) co-operative units, (b) log homes, (c) earthen homes, (d) underground homes, (e) mobile homes and (f) manufactured homes (as defined in the Fannie Mae Seller-Servicer's Guide), except when the appraisal indicates that the home is of comparable construction to a stick or beam construction home, is readily marketable, has been permanently affixed to the site and is not in a mobile home "park." The Mortgaged Property is either a fee simple estate or a long-term residential lease. If the Mortgage Loan is secured by a long-term residential lease, unless otherwise specifically disclosed in the Mortgage Loan Schedule, (A) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent (or the lessor's consent has been obtained and such consent is the Mortgage File) and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protection; (B) the terms of such lease do not (x) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default or (y) prohibit the holder of the Mortgage from being insured under the hazard insurance policy relating to the Mortgaged Property; (C) the original term of such lease is not less than 15 years; (D) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (E) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates for residential properties is a widely accepted practice;

            (xli) At the time of origination, the Loan-To-Value Ratio (or the combined loan-to-value ratio in the case of second lien Mortgage Loans) of the Mortgage Loan was not greater than _____%;

            (xlii) The Mortgage, and if required by applicable law the related Mortgage Note, contains a provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee, at the option of the Mortgagee;

            (xliii) No Mortgage Loan has a Stated Principal Balance in excess of $_______; and

            (xliv) The information set forth in the Prepayment Charge Schedule is complete, true and correct in all material respects, and each Prepayment Charge is permissible, enforceable and collectible under applicable state law subject to bankruptcy and equitable enforcement limitations.

            SECTION 7. REPURCHASE OBLIGATION FOR DEFECTIVE DOCUMENTATION AND FOR
                       BREACH OF REPRESENTATION AND WARRANTY.
                       ---------------------------------------------------------

            (a) The representations and warranties contained in Section 6 shall not be impaired by any review and examination of loan files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Seller or the Purchaser to review or examine such documents and shall inure to the benefit of any assignee, transferee or designee of the Purchaser, including the Trustee for the benefit of holders of the Certificates. Except with respect to the representation and warranty contained in Section 6(b)(xxxii), with respect to the representations and warranties contained herein as to which the Originator or the Seller, as the case may be, has no knowledge, if it is discovered that the substance of any such representation and warranty was inaccurate as of the date such representation and warranty was made or deemed to be made, and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, then notwithstanding the lack of knowledge by the Originator or the Seller, as the case may be, with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, the Originator or the Seller, as the case may be, shall take such action described in the following paragraph in respect of such Mortgage Loan. With respect to the representation and warranty contained in Section 6(b)(xxxii), if it is discovered that the substance of the representation and warranty contained in Section 6(b)(xxxii) was innaccurate as of the date such representation and warranty was made or deemed to be made, and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, then notwithstanding the lack of knowledge of the Seller and regardless of the rules of construction set forth in Section 6(a), with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, the Seller shall take such action described in the following paragraph in respect of such Mortgage Loan.

            Upon discovery by the Originator, the Seller, the Purchaser or any assignee, transferee or designee of the Purchaser of any materially defective document in, or that any material document was not transferred by the Seller or not transferred by the Originator to the Seller (as listed on the Trustee's Preliminary Exception Report) as part of any Mortgage File, or of a breach of any of the representations and warranties contained in Section 6 that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, the party discovering such breach shall give prompt written notice to the other parties hereto. Within sixty (60) days of its discovery or its receipt of notice of any such missing documentation that was not transferred by the Seller or not transferred by the Originator to the Seller as described above, or of materially defective documentation, or of any such breach of a representation and warranty, the Originator or the Seller, as the case may be, promptly shall deliver such missing document or cure such defect or breach in all material respects or, in the event the Originator or the Seller, as the case may be, cannot deliver such missing document or cannot cure such defect or breach, the Originator or the Seller, as the case may be, shall, within ninety
(90) days of its discovery or receipt of notice, repurchase the affected Mortgage Loan at the Purchase Price (as such term is defined in the Pooling and Servicing Agreement). Notwithstanding the preceding sentences of this paragraph, to the extent that the Originator would otherwise be required to repurchase such affected Mortgage Loan and such obligation results from the breach of any of the representations or warranties that are made or deemed to have been made by the Seller, then the Seller (and not the Originator) shall be required to repurchase such affected Mortgage Loan in the manner described above, and the Purchaser shall have no remedy against the Originator therefor; provided, however, that to the extent that the Seller would otherwise be required to repurchase the affected Mortgage Loans and such obligation results from the breach of any of the representations or warranties that are made or deemed to have been made by the Originator, then the Originator (and not the Seller) shall be required to repurchase the affected Mortgage Loans in the manner described above, and the Purchaser shall have no remedy against the Seller therefor. The Originator or the Seller, as the case may be, shall amend the Closing Schedule to reflect the withdrawal of such Mortgage Loan from the terms of this Agreement and the Pooling and Servicing Agreement. The Originator or the Seller, as the case may be, shall deliver to the Purchaser such amended Closing Schedule and shall deliver such other documents as are required by this Agreement or the Pooling and Servicing Agreement within five (5) days of any such amendment. Any repurchase pursuant to this Section 7(a) shall be accomplished by transfer to an account designated by the Purchaser of the amount of the Purchase Price in accordance with Section 2.03 of the Pooling and Servicing Agreement. Any repurchase required by this Section shall be made in a manner consistent with
Section 2.03 of the Pooling and Servicing Agreement.

            (b) It is understood and agreed that the obligations of the Originator set forth in this Section 7 to cure or repurchase a defective Mortgage Loan constitute the sole remedies of the Seller and the Purchaser against the Originator respecting a missing or defective document or a breach of the representations and warranties contained in Section 6. It is understood and agreed that the obligations of the Seller set forth in this Section 7 to cure or repurchase a defective Mortgage Loan constitute the sole remedies of the Purchaser against the Seller respecting a missing document or a breach of the representations and warranties contained in Section 6.

            SECTION 8. CLOSING; PAYMENT FOR THE MORTGAGE LOANS. The closing of the purchase and sale of the Mortgage Loans shall be held at the New York City office of Thacher Proffitt & Wood at 10:00 a.m. New York City time on the Closing Date.

            The closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the date as of which they are made and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

            (b) All of the representations and warranties of the Originator under this Agreement shall be true and correct in all material respects as of the date as of which they are made and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

            (c) The Purchaser shall have received, or the attorneys of the Purchaser shall have received in escrow (to be released from escrow at the time of closing), all Closing Documents as specified in Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

            (d) The Seller shall have delivered or caused to be delivered and released to the Purchaser or to its designee, all documents (including without limitation, the Mortgage Loans) required to be so delivered by the Purchaser pursuant to Section 2.01 of the Pooling and Servicing Agreement; and

            (e) All other terms and conditions of this Agreement and the Pooling and Servicing Agreement shall have been complied with.

            Subject to the foregoing conditions, the Purchaser shall deliver or cause to be delivered to the Seller on the Closing Date, against delivery and release by the Seller to the Trustee of all documents required pursuant to the Pooling and Servicing Agreement, the consideration for the Mortgage Loans as specified in Section 3 of this Agreement, by delivery to the Seller of the Purchase Price in immediately available funds.

            SECTION 9. CLOSING DOCUMENTS. Without limiting the generality of
Section 8 hereof, the closing shall be subject to delivery of each of the following documents:

            (a) An Officers' Certificate of the Seller, dated the Closing Date, upon which the Originator, the Purchaser, the Certificate Insurer and Salomon Smith Barney Inc. (the "Underwriter") may rely, in the form of Exhibit 1 hereto, and attached thereto copies of the certificate of incorporation, by-laws and certificate of good standing of the Seller under the laws of New York;

            (b) An Officers' Certificate of the Seller, dated the Closing Date, upon which the Purchaser, the Certificate Insurer and the Underwriter may rely, in the form of Exhibit 2 hereto, with respect to certain facts regarding the sale of the Mortgage Loans by the Seller to the Purchaser;

            (c) An Opinion of Counsel of the Seller, dated the Closing Date and addressed to the Originator, the Purchaser, the Certificate Insurer and the Underwriter, substantially in the form attached hereto as Exhibit 3;

            (d) An Officer's Certificate of the Originator, dated the Closing Date, upon which the Seller, the Purchaser, the Certificate Insurer and the Underwriter may rely, in the form of Exhibit 4 hereto, and attached thereto copies of the certificate of incorporation, by-laws and certificate of good standing of the Originator under the laws of its state of incorporation;

            (e) An opinion of Counsel of the Originator, dated the Closing Date and addressed to the Seller, the Purchaser, the Certificate Insurer and the Underwriter substantially in the form attached hereto as Exhibit 5;

            (f) Such opinions of counsel as the Rating Agencies or the Trustee may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement;

            (g) A letter from KPMG Peat Marwick L.L.P., certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Purchaser's Prospectus Supplement, dated December 18, 1998, under the captions "Summary--The Mortgage Loans," "Risk Factors," "The Mortgage Pool" (except with respect to the information contained under the caption "The Mortgage Pool--New Century Underwriting Programs") and "Pooling and Servicing Agreement--Option One Mortgage Corporation" agrees with the records of the Originator;

            (h) The Originator shall deliver to the Seller for inclusion in the Prospectus Supplement for Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1998-NC7, under the captions "The Mortgage Pool" (except with respect to the information contained under the caption "The Mortgage Pool--New Century Underwriting Programs") and "Pooling and Servicing Agreement--Option One Mortgage Corporation", or for inclusion in other offering material such publicly available information regarding the Originator, its financial condition and its mortgage loan delinquency, foreclosure and loss experience, underwriting standards and any similar nonpublic, unaudited financial information;

            (i) A letter from KPMG Peat Marwick L.L.P., certified public accountants, dated the date hereof and to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Purchaser's Prospectus Supplement, dated December 18, 1998 under the captions "Summary of Prospectus Supplement", "Yield on the Certificates" and "Description of the Certificates" agrees with the records of the Seller; and

            (j) Such further information, certificates, opinions and documents as the Purchaser or the Underwriter may reasonably request.

            SECTION 10. COSTS. The Originator shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) all costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation, recording fees, fees for title policy endorsements and continuations and the fees for recording Assignments of Mortgage, the fees and expenses of the Originator's accountants and attorneys, the costs and expenses incurred in connection with producing the Originator's or any subservicer's loan loss, foreclosure and delinquency experience, and the costs and expenses incurred in connection with obtaining the documents referred to in Sections 9(d), 9(e) and 9(g). The Seller shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) the costs and expenses of printing (or otherwise reproducing) and delivering this Agreement, the Pooling and Servicing Agreement, the Certificates, the prospectus and prospectus supplement, and any private placement memorandum relating to the Certificates, the Insurance Agreement and other related documents, the initial fees, costs and expenses of the Trustee and the Trust Administrator, the initial fees, costs and expenses of FSA, the fees and expenses of the Seller's counsel in connection with the preparation of all documents relating to the securitization of the Mortgage Loans, the filing fee charged by the Securities and Exchange Commission for registration of the Certificates and the fees charged by any rating agency to rate the Certificates. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 11. SERVICING. The Originator has represented to the Purchaser that the Mortgage Loans are being serviced by the Originator, in its capacity as servicer under the Purchase and Servicing Agreement, and are not subject to any other servicing agreements with third parties. It is understood and agreed among the Originator, the Seller and the Purchaser that the Mortgage Loans are to be delivered free and clear of any servicing agreements. The Originator, without reimbursement from the Purchaser, shall pay any fees or penalties required by any servicer for releasing the Mortgage Loans from any such servicing agreement and shall arrange for the orderly transfer, as of the Cut-off Date, of such servicing from any such servicer to the Originator in its capacity as Servicer. The Mortgage Loans shall be serviced by the Originator, in its capacity as Servicer, in accordance with the terms of the Pooling and Servicing Agreement. For so long as the Originator services the Mortgage Loans, the Originator shall be entitled to the Servicing Fee and such other payments as provided for under the terms of the Pooling and Servicing Agreement.

            SECTION 12. INDEMNIFICATION. The Originator shall indemnify and hold harmless each of (i) the Purchaser, (ii) the Seller, (iii) the Underwriter, (iv) FSA, (v) the Person, if any, to which the Purchaser assigns its rights in and to a Mortgage Loan and each of their respective successors and assigns and (vi) each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act") ((i) through (vi) collectively, the "Indemnified Party") against any and all losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement dated December 18, 1998 (the "Prospectus Supplement") or any private placement memorandum (the "Private Placement Memorandum") relating to the offering by the Purchaser or an affiliate thereof, of the Class CE Certificates and Class P Certificates, or the omission or the alleged omission to state therein the material fact necessary in order to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon(i) information furnished in writing to the Purchaser or any of its affiliates by the Originator including, but not limited to, information contained in the data file, specifically for use in the preparation of the Prospectus Supplement and more specifically, for use in the preparation of information in the Prospectus Supplement set forth under the captions, "Summary-- The Mortgage Loans," "Risk Factors," "The Mortgage Pool," (except with respect to information contained under the caption "The Mortgage Pool--New Century Underwriting Programs), "Pooling and Servicing Agreement--Option One Mortgage Corporation" and, with respect to any private placement memorandum, any information of a comparable nature, or (ii) the data files containing information with respect to the Mortgage Loans as transmitted by modem to the Purchaser by the Originator on or about December __, 1998 (as such transmitted information may have been amended in writing by the Originator with the written consent of the Purchaser subsequent to such transmission), (b) any representation, warranty or covenant made by the Originator herein or in the Pooling and Servicing Agreement, on which the Purchaser has relied, being, or alleged to be, untrue or incorrect or (c) any updated collateral information provided by the Underwriter to a purchaser of the Certificates derived from the data contained in clause (ii) and the Remittance Report or a current collateral tape obtained from the Originator or an affiliate of the Originator, including the current loan balances of the Mortgage Loans; provided, however, that to the extent that any such losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject arise out of or are based upon both (1) statements, omissions, representations, warranties or covenants of the Originator described in clause (a), (b) or (c) above and (2) any other factual basis, the Originator shall indemnify and hold harmless the Indemnified Party only to the extent that the losses, claims, expenses, damages, or liabilities of the person or persons asserting the claim are determined to rise from or be based upon matters set forth in clause (1) above and do not result from the gross negligence or willful misconduct of such Indemnified Party. This indemnity shall be in addition to any liability that the Originator may otherwise have.

            SECTION 13. MANDATORY DELIVERY; GRANT OF SECURITY INTEREST. The sale and delivery on the Closing Date of the Mortgage Loans described on the Mortgage Loan Schedule in accordance with the terms and conditions of this Agreement is mandatory. It is specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of the Seller's failure to deliver the Mortgage Loans on or before the Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in the Seller's interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Purchaser, subject to the Purchaser's (i) right, prior to the Closing Date, to reject any Mortgage Loan to the extent permitted by this Agreement, and (ii) obligation to deliver or cause to be delivered the consideration for the Mortgage Loans pursuant to Section 8 hereof. Any Mortgage Loans rejected by the Purchaser shall concurrently therewith be released from the security interest created hereby. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

            Notwithstanding the foregoing, if on the Closing Date, each of the conditions set forth in Section 8 hereof shall have been satisfied and the Purchaser shall not have paid or caused to be paid the Purchase Price, or any such condition shall not have been waived or satisfied and the Purchaser determines not to pay or cause to be paid the Purchase Price, the Purchaser shall immediately effect the redelivery of the Mortgage Loans, if delivery to the Purchaser has occurred, and the security interest created by this Section 12 shall be deemed to have been released.

            SECTION 14. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by fax and, receipt of which is confirmed by telephone, if to the Purchaser, addressed to the Purchaser at Seven World Trade Center, New York, New York 10048, Attention: Mortgage Finance Group, fax (212) 783-4581, or such other address as may hereafter be furnished to the Seller and the Originator in writing by the Purchaser; if to the Seller, addressed to the Seller at Seven World Trade Center, New York, New York 10048, Attention: Mortgage Finance Group, fax (212) 783-4581, or to such other address as the Seller may designate in writing to the Purchaser and the Originator; if to the Originator, addressed to the Originator at 2020 E. First Street, Suite 100, Santa Ana, California 92706,
Attention: Ms. Fabiola Camperi, fax (714) 558-3822, or to such other address as the Originator may designate in writing to the Purchaser and the Seller.

            SECTION 15. SEVERABILITY OF PROVISIONS. Any part, provision, representation or warranty of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 16. AGREEMENT OF PARTIES. The Originator, the Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as either of the others may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

            SECTION 17. SURVIVAL. (a) The Seller agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on its behalf, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.

            (b) The Originator agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Seller and the Purchaser notwithstanding any investigation heretofore or hereafter made by the Seller or the Purchaser or on the behalf of either of them, and that the representations, warranties and agreements made by the Originator herein or in any such certificate shall continue in full force and effect, notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.

            SECTION 18. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (INCLUDING THE CHOICE OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 19. MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 4 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller and (b) (1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (2) the conveyance provided for in Section 4 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account whether in the form of cash, instruments, securities or other property;
(3) the possession by the Purchaser or its agent of Mortgage Notes, the related Mortgages and such other items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to
Section 9-305 of the New York Uniform Commercial Code; and (4) notifications to persons holding such property and acknowledgments, receipts or confirmations from persons holding such property shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to Section 4(d) hereof shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            IN WITNESS WHEREOF, the Purchaser, the Seller and the Originator have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.


                                            SALOMON BROTHERS MORTGAGE
                                            SECURITIES VII, INC.


                                            By:_____________________________
                                            Name:    Vincent J. Varca
                                            Title:   Assistant Vice President



                                            SALOMON BROTHERS REALTY CORP.


                                            By:_____________________________
                                            Name:    Vincent J. Varca
                                            Title:   Authorized Agent



                                            OPTION ONE MORTGAGE CORPORATION


                                            By:_____________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT 1

                  [FORM OF OFFICER'S CERTIFICATE OF THE SELLER]

            I, ________________, hereby certify that I am a duly Authorized Agent of Salomon Brothers Realty Corp., a New York corporation (the "Seller"), and further certify as follows:

            1. Attached hereto is a true and correct copy of the Certificate of Incorporation and By-laws of the Seller, all of which are in full force and effect on the date hereof. There has been no amendment or other document filed affecting the Certificate of Incorporation of the Seller since December 20, 1982, and no such amendment has been authorized. There has been no amendment or other document filed affecting the By-laws of the Seller since October 7, 1986, and no such amendment has been authorized. Attached hereto is a good standing certificate issued by the Secretary of State of the State of New York with respect to the Seller. No event has occurred since the date thereof that, to the best knowledge of the undersigned, has affected the good standing of the Seller under the laws of New York.

            2. There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened against or affecting the Seller which, if adversely determined, individually or in the aggregate, would materially and adversely affect the Seller's ability to perform its obligations under the Mortgage Loan Purchase Agreement (the "Mortgage Loan Purchase Agreement"), dated December 18, 1998, among the Seller, Option One Mortgage Corporation and Salomon Brothers Mortgage Securities VII, Inc (the "Depositor"). No proceedings looking toward merger, consolidation or liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

            3. Each person who, as an officer or representative of the Seller, signed the Mortgage Loan Purchase Agreement and any other document delivered prior hereto or on the date hereof in connection with the purchase described in the Mortgage Loan Purchase Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

            4. All of the representations and warranties of the Seller under the Mortgage Loan Purchase Agreement are true and correct in all material respects as of the Closing Date subject, in the case of the Closing Schedule delivered pursuant to the Mortgage Loan Purchase Agreement, to such amendments thereto as were duly made on or before the date hereof and no event has occurred with respect to the Seller which, with notice or the passage of time or both, would constitute a default under the Mortgage Loan Purchase Agreement.

            5. The information set forth in the Mortgage Loan Schedule attached as an exhibit to the Pooling and Servicing Agreement is true and correct in all material respects.

            6. The transactions contemplated in the Mortgage Loan Purchase Agreement will be reported as a sale in the Seller's financial reports.

            7. With respect to its sale of the Mortgage Loans and the transactions and undertakings contemplated by the Mortgage Loan Purchase Agreement, the Seller has complied in all material respects with all the obligations by which it is bound and has satisfied in all material respects all the conditions on its part to be performed or satisfied prior to the Closing Date.

            8. Capitalized terms used but not defined herein shall have the meanings assigned in the Mortgage Loan Purchase Agreement.

            IN WITNESS WHEREOF, I have hereunto signed my name.


Dated:
                                               By:_____________________________
                                               Name:
                                               Title:     Authorized Agent



            I, , an ________________ of Salomon Brothers Realty Corp., hereby certify that ________________ is a duly appointed, qualified and acting Authorized Agent of the Seller and that the signature appearing above is his genuine signature.

            IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:
                                               By:_____________________________
                                               Name:
                                               Title:

                                                                       EXHIBIT 2

      [FORM OF OFFICER'S CERTIFICATE OF THE SELLER WITH RESPECT TO CERTAIN
                 FACTS REGARDING THE SALE OF THE MORTGAGE LOANS]

                 Salomon Brothers Mortgage Securities VII, Inc.
                       Mortgage Pass-Through Certificates
                                 Series 1998-NC7


                                 CERTIFICATE OF
                          SALOMON BROTHERS REALTY CORP.


            Reference is made to the sale of mortgage loans (the "Mortgage Loans") by Salomon Brothers Realty Corp. ("SBRC") to Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") pursuant to a Mortgage Loan Purchase Agreement, dated December 18, 1998, among SBRC, Option One Mortgage Corporation and the Depositor (the "Option One Purchase Agreement") and a Mortgage Loan Purchase Agreement, dated December 18, 1998, among SBRC, New Century Mortgage Corporation and the Depositor (the "New Century Purchase Agreement"; together with the Option One Purchase Agreement, the "Purchase Agreements") and the simultaneous issuance of Mortgage Pass-Through Certificates, Series 1998-NC7, Class A, Class CE, Class P, Class R-I, Class R-II and Class R-III (the "Certificates"), pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1998 (the "Pooling and Servicing Agreement") among the Depositor as depositor, New Century Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and a servicer, Option One Mortgage Corporation as a servicer, Firstar Bank Milwaukee, N.A. as trustee (the "Trustee") and U.S. Bank National Association as trust administrator (the "Trust Administrator"). In consideration for its purchase of the Mortgage Loans, the Depositor will deliver to SBRC immediately available funds. The Depositor will sell the Certificates to Salomon Smith Barney Inc. (the "Underwriter") for offer and sale pursuant to the terms of an Underwriting Agreement, dated December 18, 1998 (the "Underwriting Agreement"), between the Depositor and the Underwriter. The Purchase Agreement, the Pooling and Servicing Agreement and the Underwriting Agreement together, are hereinafter collectively referred to as the "Agreements". Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreements.

            The undersigned is a duly appointed Authorized Agent of Salomon Brothers Realty Corp. and hereby certifies after reasonable investigation that:

            1. The price to be paid to SBRC for the Mortgage Loans will have been paid in full at the closing of the sale pursuant to the Purchase Agreements, and no agreement or arrangement exists or will exist that permits the modification of the consideration for the Mortgage Loans subsequent to that sale. SBRC will not have any right or obligation to repurchase any Mortgage Loan, except as provided in the Purchase Agreements.

            2 Each Mortgage Note and each related Mortgage has been appropriately prepared and duly executed and delivered by the related Mortgagor, and each Mortgage has been appropriately recorded in the applicable jurisdiction and any intervening endorsement of any Mortgage Note, and any intervening assignment of any Mortgage, which was required in order to transfer to SBRC ownership of the Mortgage Loans, was obtained and completed.

            3. Each Mortgage Note has been endorsed or assigned in a manner that satisfies any requirement necessary to transfer to the Trustee all right, title and interest of the party so endorsing or assigning, as noteholder or transferee thereof, in and to that Mortgage Note, as provided in the Purchase Agreements and the Pooling and Servicing Agreement. Each Assignment to the Trustee is in recordable form and is sufficient to effect the assignment and transfer to the Depositor of the benefits of the assignor, as original mortgagee or assignee thereof, under each Mortgage to which that Assignment relates, as provided in the Purchase Agreements and the Pooling and Servicing Agreement. Each Assignment to the Trustee has been or will be appropriately recorded to the extent required under applicable law, as provided in the Pooling and Servicing Agreement.

            4. Each original Mortgage Note, each original recorded Mortgage, each original recorded intervening Assignment and each Assignment to the Trustee has been delivered to the Trustee at the direction of the Depositor, and the Trustee will maintain continuous actual possession of each of the foregoing in the State of New York. Neither the Trustee nor any agent of the Trustee that has or will have possession of any Mortgage Note, Mortgage or Assignment is, or will be, at any time during the term of the Pooling and Servicing Agreement, an affiliate of SBRC or otherwise under the direct or indirect control of SBRC.

            5. Immediately prior to the transfer of the Mortgage Loans by SBRC to the Depositor, SBRC was the sole owner of each Mortgage Loan, free and clear of any and all prior liens, mortgages, security interests, pledges, participation interests, adverse claims, charges or other equities or encumbrances of any nature, and had full right and authority to sell, assign and transfer the Mortgage Loans.

            6. No Mortgage Note, Mortgage or other document constituting part of the Mortgage File reflects or will reflect on its face any interest that is inconsistent with the ownership interest of SBRC in and to the Mortgage Loans or the transfer of the Mortgage Loans by SBRC to the Depositor.

            7. The transfer of the Mortgage Loans by SBRC to the Depositor as provided in the Purchase Agreements is intended by SBRC to be, and is in fact, a contemporaneous exchange in which SBRC receives new value.

            8. SBRC was solvent at all relevant times prior to, and will not be rendered insolvent by, the transfer of the Mortgage Loans to the Depositor.

            9. SBRC did not transfer the Mortgage Loans to the Depositor with any intent to hinder, delay or defraud any of SBRC's creditors.

            10. None of SBRC, the Depositor, the Master Servicer, the Servicer, the Trustee or the Trust Administrator, or any agent acting on behalf of any of them, has been or will become a party to any fraud or illegality affecting any Mortgage Loan or Certificate.

            11. No breach of the Agreements by any party, misrepresentation or failure by any party to perform all acts required to be performed prior to the Closing Date, or fraud or mistake on the part of any party to the Agreements in connection with the transactions contemplated by the Agreements, has occurred or will occur.

            12. No party to the Agreements has taken or will take any action that is unreasonable, arbitrary or capricious, or that is not taken in good faith or in a commercially reasonable manner, affecting the Mortgage Loans in connection with the transactions contemplated by the Agreements.

            13. There is not and will not be any other agreement among the parties to the Agreements that modifies or otherwise supplements the agreement of the parties as expressed in the Agreements.

            14. SBRC does not have and will not have any right to modify or alter the terms of the transfer of the Mortgage Loans by SBRC to the Depositor, or to substitute or add any mortgage loan thereafter, except as provided in the Agreements.

            15. SBRC will not take any action that is inconsistent with the ownership interest in the Mortgage Loans evidenced by the Certificates. SBRC will promptly indicate to other persons or entities, when a response is appropriate, that the Mortgage Loans were transferred by SBRC to the Depositor. SBRC will not claim any ownership interest directly in the Mortgage Loans other than that represented by Certificates in which it may have an ownership interest from time to time.

            16. Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, SBRC will report the transfer of the Mortgage Loans to the Depositor, as provided in the respective Purchase Agreements as a sale of all of its interest in the Mortgage Loans. SBRC has been advised by or has confirmed with its independent public accountants for similar transactions that the sale will be so classified under GAAP in accordance with Statement No. 125 of the Financial Accounting Standards Board.

            IN WITNESS WHEREOF, the undersigned has executed this Certificate as of December __, 1998.


                                               SALOMON BROTHERS REALTY CORP.


                                               By:_____________________________
                                               Name:
                                               Title:     Authorized Agent

                                                                       EXHIBIT 3

                   [FORM OF OPINION OF COUNSEL FOR THE SELLER]

                                                     December __, 1998


Salomon Brothers Mortgage                     Financial Security Assurance Inc.
  Securities VII, Inc.                        350 Park Avenue
Seven World Trade Center                      New York, New York 10022
New York, New York 10048

Salomon Smith Barney Inc.
Seven World Trade Center
New York, New York 10048


          Re:   Salomon Brothers Mortgage Securities VII, Inc.
                Mortgage Pass-Through Certificates, Series 1998-NC7
                ---------------------------------------------------

Ladies and Gentlemen:

            We have acted as counsel to Salomon Brothers Realty Corp. (the "Seller") in connection with the sale of mortgage loans (the "Mortgage Loans") by the Seller to Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") pursuant to a Mortgage Loan Purchase Agreement, dated December 18, 1998, among the Seller, Option One Mortgage Corporation and the Depositor (the "Option One Purchase Agreement") and a Mortgage Loan Purchase Agreement, dated December 18, 1998, among the Seller, New Century Mortgage Corporation and the Depositor (the "New Century Purchase Agreement"; together with the Option One Purchase Agreement, the "Agreements"). This opinion is being delivered to you pursuant to Section 9(c) of each of the Agreements. Capitalized terms used but not defined herein have the meanings set forth in the Agreements or in agreements referred to therein.

            In rendering this opinion letter, we do not express any opinion concerning any law other than the law of the State of New York and the federal law of the United States, and we do not express any opinion concerning the application of the "doing business" laws or the securities laws of any jurisdiction other than the federal securities laws of the United States. In addition, we do not express any opinion on any issue not expressly addressed below.

            In rendering this opinion letter, we have examined the Agreements, the certificate of incorporation and by-laws of the Seller and such records and other documents as we have deemed necessary. As to matters of fact, we have examined and relied upon representations of the Seller contained in the Agreements, and where we have deemed appropriate, representations or certifications of officers of the Seller, the Depositor or public officials. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. We have assumed, except as to the Seller, that all parties had the corporate power and authority to enter into and perform all obligations thereunder and, as to such parties, we also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the validity and binding effect and enforceability of such documents. We have further assumed that there is not and will not be any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements. We have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Agreements.

            Based upon the foregoing, we are of the opinion that:

      1. The Seller is a corporation duly organized and validly existing and in good standing under the laws of the State of New York and has the requisite corporate power to own its properties, to conduct its business as presently conducted by it, to own the Mortgage Loans to which each Agreement relates, to transfer and convey such Mortgage Loans to the Depositor and to enter into and perform its obligations under each of the Agreements.

      2. Each of the Agreements have been duly authorized, executed and delivered by the Seller and, upon due authorization, execution and delivery by the other parties thereto, will constitute the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by (a) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors and (b) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

      3. No consent, approval, authorization or order of any State of New York or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the Agreements except for those consents, approvals, authorizations or orders that previously have been obtained.

      4. Neither the transfer of the Mortgage Loans as provided in the Agreements, nor the fulfillment of the terms of or the consummation of any other of the transactions contemplated by the Agreements, will result in a breach of any term or provision of the certificate of incorporation or by-laws of the Seller or, to the best of our knowledge, will conflict with, result in a breach, violation or acceleration of or constitute a default under, the terms of any indenture or other agreement or instrument to which the Seller is a party or by which it is bound, or any State of New York or federal statute applicable to the Seller, or any order or regulation of any State of New York or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller.

      5. To the best of our knowledge, there are no actions, proceedings or investigations pending or threatened against the Seller before any court, administrative agency or other tribunal (a) asserting the invalidity of either of the Agreements, (b) seeking to prevent the consummation of any of the transactions contemplated in either of the Agreements or (c) that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, the Agreements.

            This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person is entitled to rely hereon. Copies of this letter may not be furnished to any other person, nor may any portion of this letter be quoted, circulated or referred to in any other document, without our prior written consent.

                                       Very truly yours,

                                       THACHER PROFFITT & WOOD


                                       By

                                                                       EXHIBIT 4

                  [FORM OF OFFICER'S CERTIFICATE OF ORIGINATOR]

                         Option One Mortgage Corporation

                              Officer's Certificate


            I, ____________________________, hereby certify that I am the duly elected _____________________________________, of Option One Mortgage
Corporation, a California corporation (the "Company"), and further certify, on behalf of the Company as follows:

            1. Attached hereto as Attachment I is a true and correct copy of the Certificate of Incorporation and By-laws of the Company as in full force and effect on the date hereof. No event has occurred since ________________ which has affected the good standing of the Company under the laws of the State of California.

            2. No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Company are pending or contemplated.

            3. Each person who, as an officer or attorney-in-fact of the Company, signed (a) the Mortgage Loan Purchase Agreement (the "Purchase Agreement") dated December 18, 1998 among the Company, Salomon Brothers Realty Corp. and Salomon Brothers Mortgage Securities VII, Inc. ("SBMSVII"), or (b) any other document delivered prior hereto or on the date hereof in connection with the transactions contemplated by the Purchase Agreement and the Pooling and Servicing Agreement dated as of December 1, 1998 among SBMSVII, the Company, New Century Mortgage Corporation, Firstar Bank Milwaukee, N.A. and U.S. Bank National Association (the "Pooling and Servicing Agreement") was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

            4. Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Company on __________, 199_ (the "Resolutions") with respect to the transactions contemplated by the Purchase Agreement and the Pooling and Servicing Agreement; said Resolutions have not been amended or modified, annulled or revoked and are in full force and effect on the date hereof.

            5. All of the representations and warranties of the Company contained in the Purchase Agreement are true and correct in all material respects as of the Closing Date, and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Purchase Agreement.

            6. The Company has performed all of its duties and has satisfied all of the material conditions on its part to be performed or satisfied prior to the Closing Date.

            All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

            IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

Dated: December __, 1998

         (Seal)                              OPTION ONE MORTGAGE CORPORATION


                                             By:_____________________________
                                             Name:
                                             Title:


            I, _____________________, [Assistant] Secretary of ________________
____________________, hereby certify that _____________________________________
is the duly elected, qualified and acting _________________________________ of _______________________________ and that the signature appearing above is his genuine signature.

            IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:  December __, 1998
                                              OPTION ONE MORTGAGE CORPORATION


                                              By:_____________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT 5

                   [FORM OF OPINION OF COUNSEL FOR ORIGINATOR]

                                December __, 1998



Salomon Brothers Mortgage Securities VII, Inc. Financial Security Assurance Inc.
Seven World Trade Center                       350 Park Avenue
New York, New York 10048                       New York, New York 10022

Salomon Smith Barney Inc.
Seven World Trade Center
New York, New York 10048


                  Re: Salomon Brothers Mortgage Securities VII, Inc. Mortgage Pass-Through Certificates, Series 1998-NC7
                         ---------------------------------------------------

Ladies and Gentlemen:

        I have acted as counsel to Option One Mortgage Corporation, a California corporation (the "Company"), in connection with the sale of certain mortgage loans, previously sold by the Company to Salomon Brothers Realty Corp. ("Realty"), to Salomon Brothers Securities VII, Inc. ("SBMSVII") pursuant to a Mortgage Loan Purchase Agreement, dated December 18, 1998 (the "Purchase Agreement"), among the Company, Realty and SBMSVII. Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1998-NC7 have or will be issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1998 (the "Pooling Agreement"), among SBMSVII, the Company, New Century Mortgage Corporation, Firstar Bank Milwaukee, N.A. and U.S. Bank National Association. Capitalized terms not otherwise defined herein have the meanings set forth in the Pooling and Servicing Agreement.

        In connection with rendering this opinion letter, I, or attorneys working under my direction, have examined, among other things, originals, certified copies or copies otherwise identified to my satisfaction as being true copies of the following:

        A.  The Purchase Agreement;
        B.  The Pooling and Servicing Agreement;
        C. The Company's Certificate of Incorporation and Bylaws, as amended to date; and
        D. Resolutions adopted by the Board of Directors of the Company with specific reference to actions relating to the transactions covered by this opinion.

For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances. As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other representatives of the Company, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me. I have also assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of the originals of such copied documents.

        On the basis of and subject to the foregoing examination, and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations expressed herein, I am of the opinion that:

        1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of California with corporate power and authority to own its properties and conduct its business as presently conducted by it. The Company has the corporate power and authority to execute, deliver, and perform its obligations under the Purchase Agreement.

        2. The Purchase Agreement has been duly and validly authorized, executed and delivered by the Company.

        3. The Purchase Agreement constitutes valid, legal and binding obligations of the Company, enforceable against the Company in accordance with its terms.

        4. No consent, approval, authorization or order of any state or federal court or government agency or body is required for the execution, delivery and performance by the Company of the Purchase Agreement or the consummation of the transactions contemplated by the Purchase Agreement, except for those consents, approvals, authorizations or orders which previously have been obtained.

        5. The fulfillment of the terms of or the consummation of the transactions contemplated in the Purchase Agreement will not result in a breach of any term or provision of the Certificate of Incorporation or By-laws of the Company, or, to the best of my knowledge, will conflict with, result in a breach or violation of, or constitute a default under, (i) the terms of any indenture or other agreement or instrument known to me to which the Company is a party or by which it is bound, (ii) any State of California or federal statute or regulation applicable to the Company, or (iii) any order of any State of California or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company, except in any such case where the default, breach or violation would not have a material adverse effect on the Company or its ability to perform its obligations under the Purchase Agreement.

        6. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my judgment, either in any one instance or in the aggregate, would draw into question the validity of the Purchase Agreement, which seeks to prevent the consummation of any of the transactions contemplated in the Purchase Agreement or which would be likely to impair materially the ability of the Company to perform under the terms of the Purchase Agreement.

        7. No information has come to my attention that causes me to believe that the information contained in SBMSVII's Prospectus Supplement, dated December 18, 1998, relating to the Company, its financial condition, its underwriting standards and its loan portfolio, specifically the information in the "Summary--The Mortgage Loans," "Risk Factors," "The Mortgage Pool" (except with respect to the information contained under the caption "The Mortgage Pool--New Century Underwriting Programs") and "Pooling and Servicing Agreement--Option One Mortgage Corporation" contained an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

        The opinions above are subject to the following additional assumptions, exceptions, qualifications and limitations:

        A. I have assumed that all parties to the Purchase Agreement other than the Seller have all requisite power and authority to execute, deliver and perform their respective obligations under the Purchase Agreement, and that the Purchase Agreement has been duly authorized by all necessary corporate actions on the part of such parties, has been executed and delivered by such parties and constitutes the legal, valid and binding obligations of such parties.

        B. My opinion expressed paragraphs 3 above is subject to the qualifications that (i) the enforceability of the Purchase Agreement may be limited by the effect of laws relating to (1) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Purchase Agreement and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to limit or affect the enforcement of creditors' rights generally and the discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion herein with respect to the validity, legality, binding effect or enforceability of provisions for indemnification in the Purchase Agreement to the extent such provisions may be held to be unenforceable as contrary to public policy.

        C. I have assumed, without independent check or certification, that there are no agreements or understandings among the Company, Realty and any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

        I express no opinion as to whether the courts of the United States located in California or state courts of California would respect or enforce any contractual provision regarding choice of law, selection of forum or waiver of a jury trial.

        This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon.

        I am admitted to practice in the State of California, and I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of California and the Federal laws of the United States of America.

                                       Very truly yours,



                                       _____________________________

                                                                       EXHIBIT 6

Loan #: ____________
Borrower: _____________

                               LOST NOTE AFFIDAVIT
                               -------------------


        I, as _____________ of ____________________, a _____________ corporation am authorized to make this Affidavit on behalf of _____________________ (the "Seller"). In connection with the administration of the Mortgage Loans held by ____________________, a _________________ corporation as Seller on behalf of
Salomon Brothers Mortgage Securities VII, Inc. (the "Purchaser"), _____________________ (the "Deponent"), being duly sworn, deposes and says that:

        1.     The Seller's address is :   _____________________________
                                           _____________________________
                                           _____________________________

        2. The Seller previously delivered to the Purchaser a signed Initial Certification with respect to such Mortgage and/or Assignment of Mortgage;

        3. Such Mortgage Note and/or Assignment of Mortgage was assigned or sold to the Purchaser by ________________________, a ____________ corporation pursuant to the terms and provisions of a Mortgage Loan Purchase Agreement dated as of December 18, 1998;

        4. Such Mortgage Note and/or Assignment of Mortgage is not outstanding pursuant to a request for release of Documents;

        5. Aforesaid Mortgage Note and/or Assignment of Mortgage (the "Original") has been lost;

        6. Deponent has made or caused to be made a diligent search for the Original and has been unable to find or recover same;

        7. The Seller was the Seller of the Original at the time of the loss;
        and

        8. Deponent agrees that, if said Original should ever come into Seller's possession, custody or power, Seller will immediately and without consideration surrender the Original to the Purchaser.

        9. Attached hereto is a true and correct copy of (i) the Note, endorsed in blank by the Mortgagee and (ii) the Mortgage or Deed of Trust (strike one) which secures the Note, which Mortgage or Deed of Trust is recorded in the county where the property is located.

        10. Deponent hereby agrees that the Seller (a) shall indemnify and hold harmless the Purchaser, its successors and assigns, against any loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of any Notes, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that has already purchased a mortgage loan evidenced by the Lost Note or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a mortgage loan evidenced by the Lost Note on the related property to the fact that the mortgage loan is not evidenced by an original note and (iv) the issuance of a new instrument in lieu thereof (items (i) through (iv) above hereinafter referred to as the "Losses") and (b) if required by any Rating Agency in connection with placing such Lost Note into a Pass-Through Transfer, shall obtain a surety from an insurer acceptable to the applicable Rating Agency to cover any Losses with respect to such Lost Note.

        11. This Affidavit is intended to be relied upon by the Purchaser, its successors and assigns. _____________________, a ______________
        corporation represents and warrants that is has the authority to perform its obligations under this Affidavit of Lost Note.

Executed this ____ day, of ___________ 199_.

                                              SELLER

                                              By:___________________________
                                              Name:
                                              Title:



        On this ___ day of ________, 199_, before me appeared _________________
to me personally known, who being duly sworn did say that he is the _____________________ of ____________________ a ______________ corporation and that said Affidavit of Lost Note was signed and sealed on behalf of such corporation and said acknowledged this instrument to be the free act and deed of said corporation.

Signature:

[Seal]

                                                                       EXHIBIT 7

    Exceptions to the Representation and Warranty Contained In Section 6(ii)
    ------------------------------------------------------------------------

                                   EXHIBIT E-1
                                   -----------


                               REQUEST FOR RELEASE
                             (for Trustee/Custodian)



Loan Information
----------------

     Name of Mortgagor:    ________________________________

     Master Servicer
     Loan No.:             ________________________________

Trustee/Custodian
-----------------

     Name:                 ________________________________

     Address:              ________________________________


     Trustee/Custodian
     Mortgage File No.:    ________________________________

Depositor
---------

     Name:                 SALOMON BROTHERS MORTGAGE
                           SECURITIES VII, INC.

     Address:              ________________________________
                           ________________________________


     Certificates:         Mortgage Pass-Through Certificates, Series 1998-NC7.

          The undersigned Master Servicer hereby acknowledges that it has received from _______________________, as Trustee for the Holders of Mortgage Pass-Through Cert ificates, Series 1998-NC7, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement, dated as of December 1, 1998, among the Trustee, the Trust Administrator, the Depositor, the Master Servicer and the Servicer (the "Pooling and Servicing Agreement").

( ) Promissory Note dated _______________, 19__, in the original principal sum of $__________, made by _____________________, payable to, or endorsed to the order of, the Trustee.

( )  Mortgage recorded on _________________________ as instrument no.
     ____________________ in the County Recorder's Office of the County of
     _________________, State of __________________ in book/reel/docket
     _________________ of official records at page/image _____________.

( )  Deed of Trust recorded on ___________________ as instrument no.
     ________________ in the County Recorder's Office of the County of
     _________________, State of ____________________ in book/reel/docket
     _________________ of official records at page/image ______________.

( )  Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
     ___________________ as instrument no. _________ in the County Recorder's Office of the County of _______________, State of _______________________
     in book/reel/docket ____________ of official records at page/image
     ____________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

( )  ________________________________

( )  ________________________________

( )  ________________________________

( )  ________________________________

          The undersigned Master Servicer hereby acknowledges and agrees as follows:

          (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

          (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

          (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Collection Account and except as expressly provided in the Agreement.

          (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

Dated:

                                   NEW CENTURY MORTGAGE CORPORATION

                                   By:________________________________
                                   Name:
                                   Title:

                                   EXHIBIT E-2
                                   -----------


                               REQUEST FOR RELEASE
                          [Mortgage Loans Paid in Full]

                     OFFICERS' CERTIFICATE AND TRUST RECEIPT
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-NC7


______________________________________________ HEREBY CERTIFIES THAT HE/SHE IS
AN OFFICER OF THE MASTER SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

ALL PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY), AND INTEREST HAVE BEEN MADE.

LOAN NUMBER:_____________       BORROWER'S NAME:_______________________________

COUNTY:__________________

WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS, WHICH ARE REQUIRED TO BE DEPOSITED IN THE COLLEC TION ACCOUNT PURSUANT TO
SECTION 3.10 OF THE POOLING AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.


________________________________                   DATED:______________________

/  /   VICE PRESIDENT

/  /   ASSISTANT VICE PRESIDENT

                                   EXHIBIT F-1
                                   -----------


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                     [Date]


[Trustee]

________________________________
________________________________



                  Re: Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates,
                           Series 1998-NC7, Class ___, representing a ___% Class ___ Percentage Interest
                           -----------------------------------------------

Ladies and Gentlemen:

          In connection with the transfer by ________________ (the "Transferor") to ________________ (the "Transferee") of the captioned mortgage pass-through certificates (the "Certificates"), the Transferor hereby certifies as follows:

          Neither the Transferor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, (e) has taken any other action, that (in the case of each of subclauses (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933, as amended (the "1933 Act"), or would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification pursuant thereto. The Transferor will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Transferor will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of that certain Pooling and Servicing Agreement, dated as of December 1, 1998, among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, New Century Mortgage Corporation as Master Servicer and servicer, Option One Mortgage Corporation as Servicer, Firstar Bank Milwaukee, N.A. as Trustee and U.S. Bank National Association as Trust Administrator (the "Pooling and

Servicing Agreement"), pursuant to which Pooling and Servicing Agreement the Certificates were issued.

          Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

                                  Very truly yours,

                                  [Transferor]


                                  By:________________________________
                                  Name:
                                  Title:

                    FORM OF TRANSFEREE REPRESENTATION LETTER


                                                    [Date]


[Trustee]
________________________________
________________________________


                  Re: Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates,
                           Series 1998-NC7, Class ___, representing a ___% Class ___ Percentage Interest
                           -----------------------------------------------

Ladies and Gentlemen:

          In connection with the purchase from ______________________ (the "Transferor") on the date hereof of the captioned trust certificates (the "Certificates"), _______________ (the "Transferee") hereby certifies as follows:

          1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933 (the "1933 Act") and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Certificates for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          2. The Transferee has been furnished with all information regarding
     (a) the Certificates and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement referred to below, and (d) any credit enhancement mechanism associated with the Certificates, that it has requested.

          All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement, dated as of December 1, 1998, among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, New Century Mortgage Corporation as Master Servicer, Firstar Bank Milwaukee, N.A. as trustee and U.S. Bank National Association as Trust Administrator, pursuant to which the Certificates were issued.


                                      [TRANSFEREE]


                                      By:________________________________
                                      Name:
                                      Title:

                                                          ANNEX 1 TO EXHIBIT F-1
                                                          ----------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

          [For Transferees Other Than Registered Investment Companies]

          The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and U.S. Bank National Association, as Trust Administrator, with respect to the mortgage pass-through certificates (the "Certificates") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the entity purchasing the Certificates (the "Transferee").

          2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $______________________1 in securities (except for the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
144A) and (ii) the Transferee satisfies the criteria in the category marked below.

     ___ CORPORATION, ETC. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in
          Section 501(c)(3) of the Internal Revenue Code of 1986.

     ___ BANK. The Transferee (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

     ___ SAVINGS AND LOAN. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of
_______________________
1   Transferee must own and/or invest on a discretionary basis at least
$100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

          at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

     ___  BROKER-DEALER. The Transferee is a dealer registered pursuant to
          Section 15 of the Securities Exchange Act of 1934.

     ___ INSURANCE COMPANY. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

     ___ STATE OR LOCAL PLAN. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA PLAN. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ INVESTMENT ADVISOR. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

          3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

          5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

       ___      ___       Will the Transferee be purchasing the Certificates

       Yes      No        only for the Transferee's own account?

          6. If the answer to the foregoing question is "no", the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

          7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Dated:

                                      ________________________________
                                      Print Name of Transferee


                                      By:_____________________________
                                      Name:
                                      Title:

                                                          ANNEX 2 TO EXHIBIT F-1
                                                          ----------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

           [For Transferees That Are Registered Investment Companies]


          The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and U.S. Bank National Association, as Trust Administrator, with respect to the mortgage pass-through certificates (the "Certificates") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is such an officer of the investment adviser (the "Adviser").

          2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone, or the Transferee's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used.

____ The Transferee owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of

Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

          5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee's own account.

          6. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Dated:


                                      Print Name of Transferee or Advisor


                                      By:________________________________
                                      Name:
                                      Title:


                                      IF AN ADVISER:


                                      ___________________________________
                                      Print Name of Transferee

                    FORM OF TRANSFEREE REPRESENTATION LETTER


          The undersigned hereby certifies on behalf of the purchaser named below (the "Purchaser") as follows:

          1. I am an executive officer of the Purchaser.

          2. The Purchaser is a "qualified institutional buyer", as defined in Rule 144A, ("Rule 144A") under the Securities Act of 1933, as amended.

          3. As of the date specified below (which is not earlier than the last day of the Purchaser's most recent fiscal year), the amount of "securities", computed for purposes of Rule 144A, owned and invested on a discretionary basis by the Purchaser was in excess of $100,000,000.


Name of Purchaser______________________________________________________________

By:      (Signature)___________________________________________________________

Name of Signatory______________________________________________________________

Title__________________________________________________________________________

Date of this certificate_______________________________________________________

Date of information provided in paragraph 3____________________________________

                                   EXHIBIT F-2
                                   -----------


                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF NEW YORK               )
                                : ss.:
COUNTY OF NEW YORK)


          ____________________________ , being duly sworn, deposes, represents and warrants as follows:

          1. I am a ______________________ of ____________________________ (the
"Owner") a corporation duly organized and existing under the laws of ______________, the record owner of Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1998-NC7, [Class R-I] [Class R-II] [and Class R-III] (the "Class R Certificates"), on behalf of whom I make this affidavit and agreement. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Class R Certificates were issued.

          2. The Owner (i) is and will be a "Permitted Transferee" as of ____________________, 199___ and (ii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a possession of the United States. For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

          3. The Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates to disqualified organizations under the Internal Revenue Code of 1986 that applies to all transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that each of the Class R Certificates may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated under the Code and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to impede the assessment or collection of tax.

          4. The Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if, at any time during the taxable year of the pass-through entity, a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. The Owner is aware that the Trustee will not register the transfer of any Class R Certificate unless the transferee, or the transferee's agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

          7. The Owner's taxpayer identification number is ___________________.

          8. The Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.02(d) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of Section 5.02(d)); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          9. The Owner is not acquiring and will not transfer the Class R Certificates in order to impede the assessment or collection of any tax.

          10. The Owner anticipates that it will, so long as it holds the Class R Certificates, have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, and hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

          11. The Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Class R Certificates.

          12. The Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

          13. The Owner is not acquiring the Class R Certificates with the intent to transfer the Class R Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remain outstanding.

          14. The Owner will, in connection with any transfer that it makes of the Class R Certificates, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificate were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

          15. The Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Trustee an affidavit, which represents and warrants that it is not transferring the Class R Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Class R Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Class R Certificates remains outstanding; and (iii) is not a "Permitted Transferee".

          16. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States may be included in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of __________, 199___.

                                      [OWNER]


                                      By:________________________________
                                      Name:
                                      Title:      [Vice] President


ATTEST:


By:________________________________
Name:
Title:       [Assistant] Secretary




          Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this ____ day of __________, 199___.



                                      ____________________________________
                                                    Notary Public


                                      County of_____________________
                                      State of______________________

                                      My Commission expires:

                          FORM OF TRANSFEROR AFFIDAVIT

STATE OF NEW YORK              )
                               : ss. :
COUNTY OF NEW YORK)


          ____________________________, being duly sworn, deposes, represents and warrants as follows:


1.    I am a ____________________ of __________________________ (the "Owner"), a
corporation duly organized and existing under the laws of ______________, on behalf of whom I make this affidavit.

          2. The Owner is not transferring the [Class R-I][Class R-II][Class R-III] (the "Residual Certificates") to impede the assessment or collection of any tax.

          3. The Owner has no actual knowledge that the Person that is the proposed transferee (the "Purchaser") of the Residual Certificates: (i) has insufficient assets to pay any taxes owed by such proposed transferee as holder of the Residual Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Residual Certificates remain outstanding and (iii) is not a Permitted Transferee.

          4. The Owner understands that the Purchaser has delivered to the Trust Administrator a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit F-2. The Owner does not know or believe that any representation contained therein is false.

          5. At the time of transfer, the Owner has conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Owner has determined that the Purchaser has historically paid its debts as they became due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Owner understands that the transfer of a Residual Certificate may not be respected for United States income tax purposes (and the Owner may continue to be liable for United States income taxes associated therewith) unless the Owner has conducted such an investigation.

          6. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of ___________, 199___.

                                     [OWNER]


                                      By:________________________________
                                      Name:
                                      Title:     [Vice] President


ATTEST:


By:________________________________
Name:
Title:     [Assistant] Secretary




          Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this ____ day of __________, 199___.



                                      ________________________________
                                                 Notary Public


                                      County of____________________
                                      State of_____________________

                                      My Commission expires:

                                    EXHIBIT G
                                    ---------


            FORM OF CERTIFICATION WITH RESPECT TO ERISA AND THE CODE

                                                      _____________, 199__

Salomon Brothers Mortgage Securities VII, Inc.
Seven World Trade Center
New York, New York 10048

U.S. Bank National Association
________________________________
________________________________

New Century Mortgage Corporation
________________________________
________________________________


               Re: Salomon Brothers Mortgage Securities VII, Inc. Mortgage Pass-Through Certificates,
                     Series 1998-NC7, Class ___
                     ----------------------------------------------

Dear Sirs:

          __________________________________ (the "Transferee") intends to acquire from _____________________ (the "Transferor") $____________ Initial
Certificate Principal Balance of Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1998-NC7, Class ___ (the "Certificates"), issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of December 1, 1998 among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), New Century Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and servicer, Option One Mortgage Corporation as servicer, Firstar Bank Milwaukee, N.A. as trustee and U.S. Bank National Association as trust administrator (the "Trust Administrator"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee, the Trust Administrator and the Master Servicer that the following statements in either (1) or (2) are accurate:

         _____ (1) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation at 29 C.F.R. ss. 2510.3-101; or

         _____ (2) The purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and each of the following statements are accurate: (a) the Transferee is an insurance company; (b) the source of funds used to purchase such Certificates is an "insurance company general account" (as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the
         DOL); (c) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Transferee are exempt under PTCE 95-60; and (d) there is no Plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by he same employer (or any "affiliate" thereof, as defined in PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of the acquisition of the Certificates.

                                      Very truly yours,


                                      ___________________________________


                                      By:________________________________
                                      Name:
                                      Title:

                                    EXHIBIT H

                     FORM OF REPORT PURSUANT TO SECTION 4.06

                                    EXHIBIT I

                           FORM OF LOST NOTE AFFIDAVIT

                               LOST NOTE AFFIDAVIT
                               -------------------


        I, as _____________ of ____________________, a _____________ corporation am authorized to make this Affidavit on behalf of _____________________ (the "Seller"). In connection with the administration of the Mortgage Loans held by ____________________, a _________________ corporation as Seller on behalf of
Salomon Brothers Mortgage Securities VII, Inc. (the "Purchaser"), _____________________ (the "Deponent"), being duly sworn, deposes and says that:

        1.     The Seller's address is :   _____________________________
                                           _____________________________
                                           _____________________________

        2. The Seller previously delivered to the Purchaser a signed Initial Certification with respect to such Mortgage and/or Assignment of Mortgage;

        3. Such Mortgage Note and/or Assignment of Mortgage was assigned or sold to the Purchaser by ________________________, a ____________ corporation pursuant to the terms and provisions of a Mortgage Loan Purchase Agreement dated as of December 18, 1998;

        4. Such Mortgage Note and/or Assignment of Mortgage is not outstanding pursuant to a request for release of Documents;

        5. Aforesaid Mortgage Note and/or Assignment of Mortgage (the "Original") has been lost;

        6. Deponent has made or caused to be made a diligent search for the Original and has been unable to find or recover same;

        7. The Seller was the Seller of the Original at the time of the loss;
        and

        8. Deponent agrees that, if said Original should ever come into Seller's possession, custody or power, Seller will immediately and without consideration surrender the Original to the Purchaser.

        9. Attached hereto is a true and correct copy of (i) the Note, endorsed in blank by the Mortgagee and (ii) the Mortgage or Deed of Trust (strike one) which secures the Note, which Mortgage or Deed of Trust is recorded in the county where the property is located.

        10. Deponent hereby agrees that the Seller (a) shall indemnify and hold harmless the Purchaser, its successors and assigns, against any loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of any Notes, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that has already purchased a mortgage loan evidenced by the Lost Note or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a mortgage loan evidenced by the Lost Note on the related property to the fact that the mortgage loan is not evidenced by an original note and (iv) the issuance of a new instrument in lieu thereof (items (i) through (iv) above hereinafter referred to as the "Losses") and (b) if required by any Rating Agency in connection with placing such Lost Note into a Pass-Through Transfer, shall obtain a surety from an insurer acceptable to the applicable Rating Agency to cover any Losses with respect to such Lost Note.

        11. This Affidavit is intended to be relied upon by the Purchaser, its successors and assigns. _____________________, a ______________
        corporation represents and warrants that is has the authority to perform its obligations under this Affidavit of Lost Note.

Executed this ____ day, of ___________ 199_.

                                              SELLER

                                              By:___________________________
                                              Name:
                                              Title:



        On this ___ day of ________, 199_, before me appeared _________________
to me personally known, who being duly sworn did say that he is the _____________________ of ____________________ a ______________ corporation and that said Affidavit of Lost Note was signed and sealed on behalf of such corporation and said acknowledged this instrument to be the free act and deed of said corporation.

Signature:

[Seal]

                                   Schedule 1
                                   ----------


                             MORTGAGE LOAN SCHEDULE

                                 FILED BY PAPER

                                   Schedule 2

                         SCHEDULE OF PREPAYMENT CHARGES

                             AVAILABLE UPON REQUEST